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SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934

Check the appropriate box:
☐	Preliminary Information Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
☒	Definitive Information Statement

ROHN INDUSTRIES INC. (Name of Registrant As Specified In Its Charter)
Payment of Filing Fee (Check the appropriate box):
☐	No fee required
☐	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
	(1)	Title of each class of securities to which transaction applies: N/A
	(2)	Aggregate number of securities to which transaction applies: N/A
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        Filing Fee: $1,750. Fee determined pursuant to Rule 0-11(c)(2) based upon a bona fide estimate of the aggregate proceeds of $8,750,000 upon the sale of substantially all of the assets of Registrant and its subsidiaries.

	(4)	Proposed maximum aggregate value of transaction: $8,750,000
	(5)	Total fee paid: $1,750
☒	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ROHN Industries, Inc.
6718 West Plank Road
Peoria, Illinois 61604
TEL: (309) 697-4400

INFORMATION STATEMENT
DATED DECEMBER 11, 2002

Dear Stockholder,

        The enclosed Information Statement is being mailed on or about December 11, 2002 to holders of record as of November 25, 2002 (the "Record Date") of shares of common stock, par value $0.01 per share (the "Common Stock"), of ROHN Industries, Inc., a Delaware corporation (the "Company" or "ROHN"). It is being furnished to stockholders of ROHN in connection with actions that may be taken by written consent of the majority stockholder of ROHN with respect to any or all of the three proposals set forth below. The majority stockholder has indicated that it will support the proposals, subject to the satisfaction of certain conditions discussed below, which are unlikely to be satisfied in the case of the Proposed Sale (defined below) and which may be satisfied in the case of the Alternative Transaction (defined below). The Board of Directors is not soliciting proxies in connection with these proposals and proxies are not requested from stockholders.

        The proposals, subject of the enclosed Information Statement, are as follows:

  1.
  A proposal to approve and adopt the proposed sale for cash to PFrank LLC, a Delaware limited liability company ("Platinum"), an affiliate of Platinum Equity LLC, a Delaware limited liability company, of substantially all of the assets of ROHN (including any business conducted through subsidiaries), including the assets relating to ROHN's tower business, enclosures business, accessories business, construction services business, foreign business and certain other assets, but excluding the plant, machinery, equipment and real estate located in Casa Grande, Arizona and certain other assets, all upon the terms and subject to the conditions set forth in the Asset Purchase Agreement, dated November 27, 2002 (the "Asset Purchase Agreement"), by and among ROHN, certain of its subsidiaries, Platinum and Platinum Equity LLC (the "Proposed Sale"). The Proposed Sale is not expected to result in any dividend or other distribution to the Company's stockholders.

  2.
  A proposal to approve a change of ROHN's name to "Peoria Tower Corp." or such other name as shall be determined by the Board of Directors of ROHN (the "Name Change").

  3.
  A proposal to approve (i) the consolidation of substantially all of the Company's production operations at its facilities in Frankfort, Indiana, (ii) the continuation of the Company's headquarters and limited operations at a facility in Peoria, Illinois and (iii) the transfer or sale of substantially all of the other assets of ROHN and its subsidiaries (other than the Company's facilities in Casa Grande, Arizona to the extent the pending sale of such facilities is consummated) to a special purpose entity established by the lenders under ROHN's bank credit facility and/or other third parties in exchange for the cancellation of indebtedness under the bank credit facility and/or net proceeds which, after giving effect to any projected tax benefits, total not less than $15.5 million, and upon other terms and subject to conditions as may be determined by the Board of Directors, if the Board of Directors determines that the Proposed Sale cannot be consummated by the end of this calendar year (the "Alternative Transaction"). ROHN has not entered into any definitive agreement with respect to the

    Alternative Transaction. The Alternative Transaction is not expected to result in any dividend or other distribution to the Company's stockholders.

        Both the Proposed Sale and the Alternative Transaction involve substantial risks, including (i) risks associated with the sale of substantially all, or at least a substantial portion, of the Company's assets, (ii) expected difficulties in implementing and uncertainties relating to the transactions contemplated by the Proposed Sale and the Alternative Transaction, including risks relating to the Company's ability to survive as a going concern and likely delisting from the Nasdaq SmallCap Market following the consummation of the Proposed Sale, and (iii) the fact that the terms of the Alternative Transaction have not yet been finalized. The net proceeds from any of the proposed transactions, together with certain tax benefits that the Company expects to realize as a result of the proposed transactions, may not be sufficient to repay all of the Company's creditors and are not likely to result in any dividend or other distribution to the Company's stockholders. These risks are discussed in greater detail in the enclosed Information Statement.

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                      By Order of the Board of Directors,

                      /s/ Alan R. Dix

                      Alan R. Dix
                      Secretary

Peoria, Illinois
December 11, 2002

ROHN Industries, Inc.
6718 West Plank Road
Peoria, Illinois 61604
TEL: (309) 697-4400

INFORMATION STATEMENT
DATED DECEMBER 11, 2002

        WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. ROHN WILL NOT TAKE ANY OF THE ACTIONS DESCRIBED BELOW UNTIL AT LEAST 20 DAYS AFTER THIS INFORMATION STATEMENT HAS FIRST BEEN SENT TO STOCKHOLDERS. THE MAJORITY STOCKHOLDER OF ROHN HAS NOT GRANTED ITS WRITTEN CONSENT TO ANY OF THE PROPOSALS DESCRIBED BELOW. THE MAJORITY STOCKHOLDER HAS INDICATED THAT IT WILL SUPPORT THE PROPOSALS, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS DISCUSSED BELOW, WHICH ARE UNLIKELY TO BE SATISFIED IN THE CASE OF THE PROPOSED SALE (DEFINED BELOW) AND WHICH MAY BE SATISFIED IN THE CASE OF THE ALTERNATIVE TRANSACTION (DEFINED BELOW). A VOTE OF THE STOCKHOLDERS IS NOT NECESSARY.

        This Information Statement is being mailed on or about December 11, 2002 to holders of record as of November 25, 2002 (the "Record Date") of shares of common stock, par value $0.01 per share (the "Common Stock"), of ROHN Industries, Inc., a Delaware corporation (the "Company" or "ROHN"). It is being furnished to stockholders of ROHN in connection with actions that may be taken by written consent of the majority stockholder of ROHN with respect to any or all of the three proposals set forth below. The majority stockholder has indicated that it will support the proposals, subject to the satisfaction of certain conditions discussed below, which are unlikely to be satisfied in the case of the Proposed Sale (defined below) and which may be satisfied in the case of the Alternative Transaction (defined below). The Board of Directors is not soliciting proxies in connection with these proposals and proxies are not requested from stockholders. This Information Statement is first being mailed to stockholders of ROHN on or about December 11, 2002.

        The proposals, subject of this Information Statement, are as follows:

  1.
  A proposal to approve and adopt the proposed sale for cash to PFrank LLC, a Delaware limited liability company ("Platinum"), an affiliate of Platinum Equity LLC, a Delaware limited liability company, of substantially all of the assets of ROHN (including any business conducted through subsidiaries), including the assets relating to ROHN's tower business, enclosures business, accessories business, construction services business, foreign business and certain other assets, but excluding the plant, machinery, equipment and real estate located in Casa Grande, Arizona and certain other assets, all upon the terms and subject to the conditions set forth in the Asset Purchase Agreement, dated November 27, 2002 (the "Asset Purchase Agreement"), by and among ROHN, certain of its subsidiaries, Platinum and Platinum Equity LLC (the "Proposed Sale"). A copy of the Asset Purchase Agreement is

i

    attached hereto as Appendix A. The Proposed Sale is not expected to result in any dividend or other distribution to the Company's stockholders.

  2.
  A proposal to approve a change of ROHN's name to "Peoria Tower Corp." or such other name as shall be determined by the Board of Directors of ROHN, pursuant to an amendment to ROHN's certificate of incorporation (the "Name Change"). A copy of the amendment to ROHN's certificate of incorporation is attached hereto as Appendix B.

  3.
  A proposal to approve (i) the consolidation of substantially all of the Company's production operations at its facilities in Frankfort, Indiana, (ii) the continuation of the Company's headquarters and limited operations at a facility in Peoria, Illinois and (iii) the transfer or sale of substantially all of the other assets of ROHN and its subsidiaries (other than the Company's facilities in Casa Grande, Arizona to the extent the pending sale of such facilities is consummated) to a special purpose entity established by the lenders under ROHN's bank credit facility and/or other third parties in exchange for the cancellation of indebtedness under the bank credit facility and/or net proceeds which, after giving effect to any projected tax benefits, total not less than $15.5 million, and upon other terms and subject to conditions as may be determined by the Board of Directors, if the Board of Directors determines that the Proposed Sale cannot be consummated by the end of this calendar year (the "Alternative Transaction"). ROHN has not entered into any definitive agreement with respect to the Alternative Transaction. The Alternative Transaction is not expected to result in any dividend or other distribution to the Company's stockholders.

        Under Delaware law, the affirmative vote of the holders of a majority of the outstanding shares of ROHN's Common Stock entitled to vote is required to approve the Proposed Sale and the Name Change and may be required to approve the Alternative Transaction. The majority stockholder has indicated that it will support the proposals, subject to the satisfaction of certain conditions discussed below, which are unlikely to be satisfied in the case of the Proposed Sale and which may be satisfied in the case of the Alternative Transaction.

WE ARE NOT ASKING YOU FOR A PROXY
AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

        UNR Asbestos-Disease Claims Trust (the "Trust"), the holder of approximately 55% of ROHN's Common Stock, can execute a written consent in favor of one or more of the three proposals listed above. In such event, any of the proposals approved by the Trust would be approved by the stockholders of ROHN. The proposals listed above will not be effected until at least 20 days after this Information Statement has first been mailed to stockholders.

        THE BOARD OF DIRECTORS HAS FULLY REVIEWED AND CONSIDERED THE TERMS AND CONDITIONS OF THE PROPOSED SALE AND HAS DETERMINED THAT THE PROPOSED SALE IS FAIR AND IN THE BEST INTERESTS OF ROHN AND ITS STOCKHOLDERS AND CREDITORS. THE BOARD OF DIRECTORS HAS APPROVED AND ADOPTED THE PROPOSED SALE.

        THE BOARD OF DIRECTORS HAS APPROVED AND ADOPTED THE NAME CHANGE.

        THE BOARD OF DIRECTORS HAS NOT APPROVED OR ADOPTED THE ALTERNATIVE TRANSACTION BUT HAS DETERMINED THAT IT SHOULD SEEK THE APPROVAL OF THE STOCKHOLDERS PRIOR TO ITS APPROVAL OR ADOPTION, AS PERMITTED BY DELWARE LAW, BASED ON THE PROJECTED BENEFITS TO ROHN OF CONSUMMATING A TRANSACTION PRIOR TO THE END OF THIS CALENDAR YEAR.

        THE MAJORITY STOCKHOLDER HAS INDICATED THAT IT WILL SUPPORT THE PROPOSALS, SUBJECT TO THE SATISFACTION OF CERTAIN CONDITIONS DISCUSSED BELOW, WHICH ARE UNLIKELY TO BE SATISFIED IN THE CASE OF THE PROPOSED SALE AND WHICH MAY BE SATISFIED IN THE CASE OF THE ALTERNATIVE TRANSACTION.

        The purchase price payable by Platinum for the Proposed Sale is $8.75 million, subject to adjustment based on the actual net working capital of the purchased assets. In addition, Platinum has agreed to assume certain liabilities of ROHN and its subsidiaries in connection with the Proposed Sale.

        THE PROPOSED SALE IS CONDITIONED UPON, AMONG OTHER THINGS, SECURING THE WRITTEN CONSENT OF THE COMPANY'S MAJORITY STOCKHOLDER AND THE CONSENT OF CERTAIN PARTIES TO AGREEMENTS WITH THE COMPANY AND ITS SUBSIDIARIES, INCLUDING THE CONSENT OF THE LENDERS UNDER ROHN'S BANK CREDIT FACILITY. THERE CAN BE NO ASSURANCE THAT THE CONDITIONS TO THE PROPOSED SALE WILL BE SATISFIED OR WAIVED AND THAT THE PROPOSED SALE WILL BE CONSUMMATED. SEE "THE ASSET PURCHASE AGREEMENT—CLOSING CONDITIONS". IN ADDITION, ROHN EXPECTS THAT THE TERMS OF THE ALTERNATIVE TRANSACTION WILL BE SUBJECT TO SIMILAR CONDITIONS. THERE CAN BE NO ASSURANCE THAT THE CONDITIONS TO THE ALTERNATIVE TRANSACTION WILL BE SATISFIED OR WAIVED OR THAT THE ALTERNATIVE TRANSACTION WILL BE CONSUMMATED.

        Both the Proposed Sale and the Alternative Transaction involve substantial risks, including (i) risks associated with the sale of substantially all, or at least a substantial portion, of the Company's assets, (ii) expected difficulties in implementing and uncertainties relating to the transactions contemplated by the Proposed Sale and the Alternative Transaction, including risks relating to the Company's ability to survive as a going concern and likely delisting from the Nasdaq SmallCap Market following the consummation of the Proposed Sale, and (iii) the fact that the terms of the Alternative Transaction have not yet been finalized. The net proceeds from any of the proposed transactions, together with certain tax benefits that the Company expects to realize as a result of the proposed transactions, may not be sufficient to repay all of the Company's creditors and are not likely to result in any dividend or other distribution to the Company's stockholders. These risks are discussed in greater detail in this Information Statement.

        Since the Proposed Sale and the Alternative Transaction involve a sale of assets, the stockholders of ROHN will retain their equity interests in ROHN following the consummation of the Proposed Sale or the Alternative Transaction. Neither the Proposed Sale nor the Alternative Transaction is expected to result in any dividend or other distribution to the Company's stockholders. In addition, the Company's stockholders are not expected to receive any portion of the tax benefits which the Company expects to receive as a result of the Proposed Sale or the Alternative Transaction.

        If the Proposed Sale is consummated, the Company will have virtually no operating assets. ROHN has not yet determined what strategic direction it will take following the consummation of the Proposed Sale but is considering the following options: (i) winding down its business and dissolving or (ii) filing for bankruptcy. At this time, ROHN cannot predict which (if either) of these options it will pursue if the Proposed Sale is consummated. In addition, ROHN cannot predict whether it will have sufficient assets to satisfy its liabilities after the consummation of the Proposed Sale. The answer to this question will be a key factor in determining the value of the stockholders' equity interests in the Company and will likely affect whether the Company dissolves or files for bankruptcy. If the Proposed Sale is consummated, the going concern value of the Company is likely to be insignificant, as the Company will cease operations as a going concern.

        If the Alternative Transaction is consummated, the Company will have significantly fewer operating assets than it does today but would expect to continue operations on a reduced scale. At this time, ROHN cannot predict the value of the stockholders' equity interests in the Company in the event it consummates the Alternative Transaction. Even if the Alternative Transaction is consummated, it is possible the Company will not be able to survive as a going concern or will be forced or will elect to file for bankruptcy.

        The principal executive office of ROHN is located at ROHN Industries, Inc., 6718 West Plank Road, Peoria, Illinois 61604. The telephone number of the principal executive office of ROHN is (309) 697-4400.

                      By Order of the Board of Directors,

                      /s/ Alan R. Dix

                      Alan R. Dix
                      Secretary

Peoria, Illinois
December 11, 2002

Forward-Looking Statements

        The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for certain forward-looking statements. Certain information included in this Information Statement and other materials filed with the Securities and Exchange Commission (as well as information included in oral statements or other written statements made or to be made by the Company) contains statements that are forward looking, such as statements relating to the proposed sale of assets, sales and earning expectations, expected demand and other statements of outlook. Such forward-looking statements involve important known and unknown risks and uncertainties that could cause actual results and liquidity to differ materially from those expressed or anticipated in any forward-looking statements. Such risks and uncertainties include, but are not limited to, the impact of the Proposed Sale or the Alternative Transaction on the Company's business; expenses incurred in the sale of assets; the failure of any of the parties to satisfy the closing conditions for the sale of assets; indemnification and other obligations that may be incurred by the Company in connection with the sale of assets; and actions taken or omitted to be taken by third parties, including the Company's customers, suppliers, competitors, and stockholders or any potential purchaser of assets. If the Company were to continue its operations, the actual financial results and operating performance of the Company could differ materially from those currently anticipated in our forward-looking statements. Factors and risks that could cause such differences include, but are not limited to: wireless and fiber optic communications industry capital spending; the ability of our customers to secure adequate financing; elections by customers to terminate or delay previously placed orders; the effects of competition, particularly on pricing and margins; our indebtedness, which could restrict our operations, making us more vulnerable to adverse economic conditions and making it more difficult for us to implement our business strategy; liquidity problems that confront or may confront us; our failure to enter into an amendment to our amended credit facility to waive or cure existing defaults thereunder; our inability to obtain bonding required for certain customer contracts or potential contracts; our Commonwealth of Pennsylvania construction project staying on its currently anticipated schedule; regulatory changes affecting our industry; and other factors described from time to time in the Company's reports filed with the Securities and Exchange Commission. Accordingly, actual results may differ materially from those expressed in any forward-looking statement made by or on behalf of the Company. Any forward-looking statements are made pursuant to the Private Securities Litigation Reform Act of 1995, and, as such, speak only as of the date made. The Company undertakes no obligation to revise publicly these forward-looking statements to reflect subsequent events or circumstances.

Where You Can Find More Information

        ROHN is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and accordingly, ROHN files periodic reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). Reports, proxy statements and other information that ROHN files with the SEC may be inspected and copied at the public reference facilities maintained by the SEC at Room 1024, Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549. You may obtain information on the operation of the SEC's public reference facilities by calling the SEC at 1-800-SEC-0330. You may obtain copies of periodic reports, proxy statements and other information at prescribed rates by writing to the SEC, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549. This information may also be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov.

v

Regulatory Approvals	44
Federal Income Tax Consequences	44
Effectiveness	44
PRO FORMA SELECTED CONSOLIDATED FINANCIAL INFORMATION	45
STOCK PERFORMANCE AND STOCK OWNERSHIP DATA	50
OTHER INFORMATION	52
APPENDIX A: ASSET PURCHASE AGREEMENT	A-1
APPENDIX B: FORM OF AMENDMENT TO CERTIFICATE OF INCORPORATION OF ROHN	B-1
APPENDIX C: ROHN'S AMENDED ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001	C-1
APPENDIX D: ROHN'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2002	D-1

INTRODUCTION

        This Information Statement is being mailed on or about December 11, 2002 to holders of record as of November 25, 2002 (the "Record Date") of shares of common stock, par value $0.01 per share (the "Common Stock"), of ROHN Industries, Inc., a Delaware corporation (the "Company" or "ROHN"). It is being furnished to stockholders of ROHN in connection with actions that may be taken by written consent of the majority stockholder of ROHN with respect to any or all of the three proposals set forth below. The majority stockholder has indicated that it will support the proposals, subject to the satisfaction of certain conditions discussed below, which are unlikely to be satisfied in the case of the Proposed Sale and which may be satisfied in the case of the Alternative Transaction.

        The proposals, subject of this Information Statement, are as follows:

  1.
  A proposal to approve and adopt the proposed sale for cash to PFrank LLC, a Delaware limited liability company ("Platinum"), an affiliate of Platinum Equity LLC, a Delaware limited liability company, of substantially all the assets of ROHN (including any business conducted through subsidiaries), including the assets relating to ROHN's tower business, enclosures business, accessories business, construction services business, foreign business and certain other assets, but excluding the plant, machinery, equipment and real estate located at Casa Grande, Arizona and certain other assets, all upon the terms and subject to the conditions set forth in the Asset Purchase Agreement, dated November 27, 2002 (the "Asset Purchase Agreement"), by and among ROHN, certain of its subsidiaries, Platinum and Platinum Equity LLC (the "Proposed Sale"). A copy of the Asset Purchase Agreement is attached hereto as Appendix A. The Proposed Sale is not expected to result in any dividend or other distribution to the Company's stockholders.

  2.
  A proposal to approve a change of ROHN's name to "Peoria Tower Corp." or such other name as shall be determined by the Board of Directors of ROHN, pursuant to an amendment to ROHN's certificate of incorporation (the "Name Change"). A copy of the amendment to ROHN's certificate of incorporation is attached hereto as Appendix B.

  3.
  A proposal to approve (i) the consolidation of substantially all of the Company's production operations at its facilities in Frankfort, Indiana, (ii) the continuation of the Company's headquarters and limited operations at a facility in Peoria, Illinois and (iii) the transfer or sale of substantially all of the other assets of ROHN and its subsidiaries (other than the Company's facilities in Casa Grande, Arizona to the extent the pending sale of such facilities is consummated) to a special purpose entity established by the lenders under ROHN's bank credit facility and/or other third parties in exchange for the cancellation of indebtedness under the bank credit facility and/or net proceeds which, after giving effect to any projected tax benefits, total not less than $15.5 million, and upon other terms and subject to conditions as may be determined by the Board of Directors, if the Board of Directors determines that the Proposed Sale cannot be consummated by the end of this calendar year (the "Alternative Transaction"). ROHN has not entered into any definitive agreement with respect to the Alternative Transaction. The Alternative Transaction is not expected to result in any dividend or other distribution to the Company's stockholders.

        The written consent of ROHN's majority stockholder must be obtained before ROHN may take any of the actions that are the subject of the Proposed Sale or the Name Change and may be required before ROHN may take any of the actions that are the subject of the Alternative Transaction. UNR Asbestos-Disease Claims Trust (the "Trust"), the holder of approximately 55% of ROHN's Common Stock, has not yet approved any of the three proposals above. The Trust has indicated that it will support the proposals, subject to the satisfaction of certain conditions discussed below, which are unlikely to be satisfied in the case of the Proposed Sale and which may be satisfied in the case of the Alternative Transaction. If the Trust executes a written consent and approves one or more of the proposals, any proposal so approved will have been approved without any further action necessary on the part of the Company's stockholders. Even if the Trust fails to provide its written consent to the Alternative Transaction, ROHN may elect to consummate the Alternative Transaction if it concludes that the approval of its stockholders is not required under either Delaware law or other applicable law.

        There can be no assurance that any of the proposals will be consummated or effectuated. The Company intends to disseminate information regarding material developments relating to the proposals through press releases and public filings with the Securities and Exchange Commission.

        Both the Proposed Sale and the Alternative Transaction involve substantial risks, including (i) risks associated with the sale of substantially all, or at least a substantial portion, of the Company's assets, (ii) expected difficulties in implementing and uncertainties relating to the transactions contemplated by the Proposed Sale and the Alternative Transaction, including risks relating to the Company's ability to survive as a going concern and likely delisting from the Nasdaq SmallCap Market following the consummation of the Proposed Sale, and (iii) the fact that the terms of the Alternative Transaction have not yet been finalized. The net proceeds from any of the proposed transactions, together with certain tax benefits that the Company expects to realize as a result of the proposed transactions, may not be sufficient to repay all of the Company's creditors and are not likely to result in any dividend or other distribution to the Company's stockholders. These risks are discussed in greater detail in this Information Statement.

SUMMARY TERM SHEET

        The following is a summary of certain information contained elsewhere in this Information Statement. Reference is made to, and this summary is qualified in its entirety by, the more detailed information contained in this Information Statement and Appendix A, Appendix B, Appendix C and Appendix D attached hereto. Stockholders are urged to read this Information Statement and the appendices hereto in their entirety. The Company believes that this summary includes the material terms of each of the proposals that are the subject of this Information Statement, but stockholders should make their own determinations regarding the relevance and materiality of all of the information contained in this Information Statement.

The Proposed Sale

        The Parties.    ROHN is a manufacturer and installer of infrastructure products for the communications industry. The Company's products are used by a range of communications providers serving the Internet, cellular telephone, Personal Communications Systems, Enhanced Specialized Mobile Radio, paging, radio and television broadcast, wireless cable, private microwave, and other businesses. ROHN's principal product lines are tower structures, equipment enclosures, and construction services. The principal executive offices of ROHN are located at 6718 West Plank Road, Peoria, Illinois 61604 and its telephone number is (309) 697-4400.

        Platinum Equity LLC ("Platinum Equity") is a private equity firm specializing in the acquisition and strategic management of technology companies that serve the important functions of other businesses. Platinum Equity's portfolio companies have combined revenues in excess of $4.0 billion and include more than 20 operating companies with operations in 29 countries. Since its founding in 1995, Platinum Equity has completed more than 40 privately funded transactions. PFrank LLC ("Platinum") is a special purpose entity formed by Platinum Equity for purposes of consummating the Proposed Sale. Platinum Equity's and Platinum's headquarters are located at 2049 Century Park East, Suite 2700, Los Angeles, California 90067 and their telephone number is (310) 712-1850.

        Assets to Be Sold.    Pursuant to the Asset Purchase Agreement, ROHN has agreed to sell to Platinum substantially all of its assets and businesses (including any business conducted through subsidiaries), including those assets related to ROHN's tower structures, enclosures, accessories and construction services divisions and its operations in Mexico, but excluding ROHN's plant, machinery, equipment and real estate located in Casa Grande, Arizona and certain other assets of ROHN. See "The Asset Purchase Agreement—Purchased Assets."

        Liabilities to Be Assumed.    Pursuant to the Asset Purchase Agreement, Platinum has agreed to assume substantially all of the current liabilities of ROHN that relate to the divisions and assets it has agreed to buy (including those current liabilities of its subsidiaries), liabilities related to ROHN's pension plan, certain environmental liabilities related to ROHN's facilities in Peoria, Illinois, and liabilities relating to ROHN's retiree health plans. Platinum will not assume any liabilities other than these liabilities. In particular, except as provided above, Platinum will not assume any of ROHN's long-term liabilities, ROHN's obligations under its bank credit facility, liabilities that relate to the assets retained by ROHN after the transaction, environmental liabilities other than those relating to ROHN's Peoria, Illinois facility, liabilities related to discontinued operations, liabilities related to ROHN's employees, and liabilities relating to actions or claims relating to the conduct of ROHN's business prior to the consummation of the Proposed Sale. See "The Asset Purchase Agreement—Assumed Liabilities" and "The Asset Purchase Agreement—Excluded Liabilities."

        Purchase Price.    Pursuant to the Asset Purchase Agreement, the purchase price to be paid by Platinum is $8.75 million in cash, subject to adjustment based on the net working capital of the purchased divisions at the time of closing and for certain other operating expenses. As of September 30, 2002, the book value of the assets proposed to be purchased by Platinum and liabilities proposed to be assumed by Platinum pursuant to the Asset Purchase Agreement were approximately $83.7 million and $23.5 million, respectively, which represents a pre-tax loss of approximately $54.1 million, net of the payment of transaction expenses. See "The Asset Purchase Agreement—Purchase Price and Net Working Capital Adjustment."

        Guarantee.    Platinum Equity has agreed to guarantee Platinum's obligations under the Asset Purchase Agreement until the closing of the transactions contemplated by the Asset Purchase Agreement. See "The Asset Purchase Agreement—Performance Guarantee."

        Closing of the Proposed Sale.    The parties currently anticipate that the Proposed Sale will close 20 days after the date this Information Statement is first mailed to stockholders or as soon thereafter as practicable. The closing of the Proposed Sale is subject to the satisfaction or waiver of the numerous conditions to the obligations of ROHN and Platinum to consummate the transactions contemplated by the Asset Purchase Agreement. See "The Asset Purchase Agreement—Closing."

        Approval by the Board of Directors.    The Board of Directors believes that the Proposed Sale is in the best interests of ROHN and its stockholders and creditors. The Board of Directors has approved the Proposed Sale based upon a number of factors described in this Information Statement. See "The Proposed Sale—ROHN's Reasons for the Proposed Sale; Approval of the Board of Directors."

        Use of Proceeds.    ROHN expects that the proceeds of the Proposed Sale will be used to repay outstanding indebtedness under the Company's bank credit facility. The Proposed Sale is not expected to result in any dividend or other distribution to the Company's stockholders. See "The Proposed Sale—Factors Affecting Whether Stockholders Will Receive a Dividend or Distribution Following the Proposed Sale."

        Certain Federal Tax Consequences.    The Proposed Sale will be a taxable transaction to ROHN for United States federal income tax purposes but is not expected to have any material direct tax consequences for ROHN's stockholders. ROHN anticipates that it will recognize an ordinary income loss on the Proposed Sale. It is anticipated, however, that ROHN will be entitled to a tax refund resulting from the carry back of these net operating losses and applied to taxes previously paid by ROHN. The receipt by ROHN of the tax benefits that it expects as a result of the Proposed Sale is not expected to result in any dividend or other distribution to the Company's stockholders. See "The Proposed Sale—Federal Income Tax Consequences."

        Conditions to the Proposed Sale.    The obligations of ROHN and Platinum to consummate the Proposed Sale are subject to approval by ROHN's stockholders and the consent of ROHN's lenders under its bank credit facility, as well as the satisfaction or waiver of certain other conditions, including, among others, (i) the absence of orders of any court or governmental entity that enjoin, restrain or prohibit the consummation of the Proposed Sale or the transactions contemplated by the Asset Purchase Agreement; (ii) the absence of a change, effect, fact or condition since October 31, 2002 that is or is reasonably likely to be material and adverse to the business, operations or prospects of the purchased divisions, subject to certain exceptions; (iii) the truth of the representations and warranties of ROHN and Platinum; (iv) the performance by ROHN and Platinum of their respective obligations under the Asset Purchase Agreement; (v) the repayment by ROHN of indebtedness related to the purchased divisions; and (vi) the receipt of consents of certain third parties to the Proposed Sale. See "The Asset Purchase Agreement—Conditions to Closing."

        Termination.    The Asset Purchase Agreement may be terminated in certain circumstances, including: (i) by mutual written agreement of ROHN and Platinum; (ii) by either ROHN or Platinum if the other party has materially breached the Asset Purchase Agreement and that breach has not been cured within three business days of receipt of notice of the breach from the non-breaching party; (iii) by ROHN, if the transactions contemplated by the Asset Purchase Agreement have not been consummated by December 30, 2002; (iv) by ROHN, if the closing of the Proposed Sale cannot occur on or before December 31, 2002 in compliance with Section 14 of the Exchange Act; (v) by ROHN, if ROHN's Board of Directors determines that failure to terminate the Asset Purchase Agreement in connection with an another transaction would constitute a breach of its fiduciary duties to ROHN's stockholders or creditors; (vi) by Platinum, if the transactions contemplated by the Asset Purchase Agreement have not been consummated by December 31, 2002; (vii) by Platinum, if ROHN's stockholders shall not have approved the transactions contemplated by the Asset Purchase Agreement in accordance with Sections 271 and 242 of the DGCL or if the shareholders of any of ROHN's subsidiaries party to the Asset Purchase Agreement shall not have approved the transactions contemplated by the Asset Purchase Agreement in accordance with the applicable law of the jurisdiction of their respective incorporation by December 31, 2002; (viii) by Platinum, on or prior to 8:00 p.m. New York time on December 11, 2002 (which date the parties have agreed to toll as described below), if Platinum determines in good faith that there is a reasonable basis in law and in fact to conclude that (A) any environmental liability (other than those previously disclosed in certain of the environmental reports) is reasonably likely, individually or in the aggregate, to constitute a material liability of the purchased divisions taken as a whole or to have a material adverse effect upon the purchased divisions taken as a whole or (B) as a result of the consummation of the transactions contemplated by the Asset Purchase Agreement, Platinum or any affiliate of Platinum could reasonably be anticipated to have any (1) material environmental liability for any discontinued operation or (2) material liability for any asbestos-related claim arising from any activity prior to the completion of ROHN's bankruptcy proceedings; (ix) by Platinum, on or prior to 8:00 p.m. New York time on December 6, 2002 (which date the parties have agreed to toll as described below), if ROHN shall have amended or modified any schedule to the Asset Purchase Agreement, as permitted by the Asset Purchase Agreement, and Platinum concludes that any matter described in such additional disclosure is reasonably likely, individually or in the aggregate, to constitute a material liability of the purchased divisions taken as a whole or to have a material adverse effect upon the purchased divisions taken as a whole; or (x) by Platinum, on or prior to 8:00 p.m. New York time on December 6, 2002 (which date the parties have agreed to toll as described below), if Platinum determines in good faith, based on its due diligence investigation of the purchased divisions and purchased assets, that there exists any liability of which Platinum was not aware prior to the date of the Asset Purchase Agreement to an extent reasonably necessary to appreciate the significance thereof, which is reasonably likely, individually or in the aggregate, to constitute a material liability of the purchased divisions taken as a whole or to have a material adverse effect upon the purchased divisions taken as a whole. The parties have agreed to toll the deadlines for the exercise of certain of Platinum's termination rights for the amount of days during which the Company has not responded to Platinum's outstanding due diligence requests, up to a maximum of five business days. See "The Asset Purchase Agreement—Termination."

        Interests of Certain Persons in the Proposed Sale.    Except for the payment of certain transaction bonuses and severance payments described below, to the best of ROHN's knowledge, no officer, director or holder of at least five percent (5%) of Common Stock has a financial interest in the Proposed Sale different from that of any other holder of Common Stock. See "The Proposed Sale—Interests of Certain Persons in the Proposed Sale."

        No Appraisal Rights.    Under Delaware law, the holders of shares of Common Stock will not be entitled to appraisal rights in connection with the Proposed Sale.

        Special Risks.    The Proposed Sale is a sale of substantially all of the Company's assets, and accordingly, involves substantial risks, including risks associated with the expected difficulties in its implementation and the uncertainty that it will be consummated. If the Proposed Sale is consummated, the Company does not expect to have ongoing operations and will have no value as a going concern except for the value of any retained assets it holds after the consummation of the Proposed Sale. The net proceeds from the Proposed Sale, together with certain tax benefits that the Company expects to realize as a result of the Proposed Sale, may not be sufficient to repay all of the Company's creditors and are not likely to result in any dividend or other distribution to the Company's stockholders. In addition, the Company will likely be delisted from the Nasdaq SmallCap Market following the consummation of the Proposed Sale. ROHN's stockholders should review this Information Statement carefully and consider these risks in connection with the Proposed Sale.

The Name Change

        ROHN's Board of Directors recommends approval of the amendment to change the name of ROHN to "Peoria Tower Corp." or such other name as shall be determined by ROHN, so that ROHN can fulfill its obligation under the Asset Purchase Agreement to sell and assign the name "ROHN" to Platinum. See "The Name Change."

The Alternative Transaction

        The Parties.    At this time, ROHN has not entered into any agreement to consummate the Alternative Transaction and ROHN does not know who would be the party to such agreement if any such agreement is made. The Alternative Transaction contemplates that ROHN would transfer some or all of the assets to be included in the Alternative Transaction to a special purpose entity created by the lenders under the Company's bank credit facility, and in addition, may sell some of the assets to be included in the Alternative Transaction to other third party purchasers. See "The Alternative Transaction—Parties."

        Consolidation of Operations.    If the Alternative Transaction is consummated, the Company will consolidate substantially all of its manufacturing operations at its facilities in Frankfort, Indiana. The Company's headquarters, sales offices and engineering capabilities will remain in Peoria, Illinois, most likely at a retained building on the Company's current facilities located in Peoria, Illinois.

        Assets to Be Sold.    ROHN expects that the Alternative Transaction would involve the sale, assignment, transfer or other disposition of the following assets of ROHN (including any assets owned through subsidiaries): the Company's facilities located in Bessemer, Alabama; a portion of the Company's facilities located in Peoria, Illinois; most of the inventory, equipment and personal property located at the Company's facilities located in Bessemer, Alabama; most of the inventory and some of the equipment and personal property located in Peoria, Illinois; aged or troubled accounts receivable generated by the sales from the facilities located in Bessemer, Alabama and Peoria, Illinois; and, to the extent not sold pursuant to a pending sale agreement, the Company's facilities located in Casa Grande, Arizona. The Company's facilities located in Frankfort, Indiana, the inventory, equipment, personal property and accounts receivable relating to such facilities and a portion of the Company's facilities located in Peoria, Illinois would not be included in the Alternative Transaction and would be retained by the Company. See "The Alternative Transaction—Assets to Be Sold."

        Liabilities to Be Assumed.    It is not expected that the special purpose entity created by the lenders under ROHN's bank credit facility or any other third party purchaser of assets would agree to assume any substantial portion of ROHN's liabilities.

        Purchase Price.    The purchase price to be received by ROHN in exchange for any sale, assignment, transfer or other disposition of the assets to be included in the Alternative Transaction has not been determined, except that the net purchase price, after giving effect to any projected tax benefits of the Alternative Transaction, shall not be less than $15.5 million. As of September 30, 2002, the book value of the assets to be purchased in the Alternative Transaction was approximately $38.0 million, which represents a pre-tax loss of approximately $34.0 million, assuming ROHN receives $4.0 million of consideration for the assets. See "The Alternative Transaction—Purchase Price or Other Consideration."

        Closing of the Alternative Transaction.    ROHN currently believes that the Alternative Transaction would only be consummated, if at all, if it would close prior to the end of this calendar year. ROHN currently anticipates that consummation of the Alternative Transaction would occur approximately twenty (20) days after the date this Information Statement is first mailed to stockholders or as soon thereafter as practicable after the satisfaction or waiver of any and all conditions to the obligations of ROHN and any other party to consummate the Alternative Transaction. The Alternative Transaction will not close if the Proposed Sale closes. See "The Alternative Transaction—Closing of the Alternative Transaction."

        Approval by the Board of Directors.    The Board of Directors has not approved the Alternative Transaction but believes that it is in the best interests of ROHN and its stockholders and creditors for ROHN's stockholders to approve the Alternative Transaction in advance of any approval by the Board of Directors. The Board of Directors' position in this regard is based upon a number of factors described in this Information Statement. The Board of Directors has determined that it is likely that it would approve the Alternative Transaction if the Proposed Sale cannot be consummated prior to the end of this calendar year. See "The Alternative Transaction—Absence of Approval by the Board of Directors."

        Use of Proceeds.    The Company expects that the proceeds of the Alternative Transaction would be used to repay, or would have the effect of canceling or extinguishing, outstanding indebtedness under ROHN's bank credit facility. The Alternative Transaction is not expected to result in any dividend or other distribution to the Company's stockholders. See "The Alternative Transaction—Use of Proceeds."

        Certain Federal Tax Consequences.    The Alternative Transaction will be a taxable transaction to ROHN for United States federal income tax purposes. ROHN anticipates that it will recognize an ordinary income loss on the Alternative Transaction. It is anticipated, however, that ROHN will be entitled to a tax refund resulting from the carry back of these net operating losses and applied to taxes previously paid by ROHN. The receipt by ROHN of the tax benefits that it expects as a result of the Alternative Transaction is not expected to result in any dividend or other distribution to the Company's stockholders. See "The Alternative Transaction—Federal Income Tax Consequences."

        Conditions to the Alternative Transaction.    The Company expects that the Alternative Transaction may require the approval of the Company's stockholders and would require the consent of the lenders under ROHN's bank credit facility. In addition, the closing of the Alternative Transaction would likely be subject to the satisfaction or waiver of other conditions customary in transactions like the Alternative Transaction. See "The Alternative Transaction—Expected Closing Conditions."

        Interests of Certain Persons in the Alternative Transaction.    Except for the payment of certain severance payments described below, ROHN does not expect that any officer, director or holder of at least five percent (5%) of the Common Stock will have a financial interest in the Alternative Transaction different from that of any other holder of Common Stock. See "The Alternative Transaction—Interests of Certain Persons in the Proposed Sale."

        No Appraisal Rights.    Under Delaware law, the holders of shares of the common stock will not be entitled to appraisal rights in connection with the Alternative Transaction.

        Special Risks.    The Alternative Transaction, if consummated, will result in a transfer, sale or other disposition of a substantial portion of the Company's assets, and accordingly, involves substantial risks, including risks associated with the expected difficulties in its implementation and the uncertainty that it will be consummated. The terms of the Alternative Transaction have not yet been finalized, including the exact amount of consideration to be received by the Company for the transfer of the assets that are the subject of the Alternative Transaction. If the Alternative Transaction is consummated, the Company expects to continue to experience significant liquidity issues which will depend upon the terms of the Company's bank credit facility. The net proceeds from any of the Alternative Transaction, together with certain tax benefits that the Company expects to realize as a result of the Alternative Transaction, may not be sufficient to repay all of the Company's creditors and may not result in any dividend or other distribution to the Company's stockholders. ROHN's stockholders should review this Information Statement carefully and consider these risks in connection with the Proposed Sale. See "The Alternative Transaction—Special Risks Relating to the Alternative Transaction."

Stockholder Written Consent to the Proposed Sale, the Name Change and the Alternative Transaction

        Consent Required.    Pursuant to Section 271 of the Delaware General Corporation Law, the written consent of the holders of a majority of the shares of Common Stock outstanding and entitled to vote is required to approve the Proposed Sale. Pursuant to Section 242 of the Delaware General Corporation Law, the written consent of the holders of a majority of the shares of Common Stock outstanding and entitled to vote is required to approve the Name Change. In addition, pursuant to Section 271 of the Delaware General Corporation Law, the written consent of the holders of a majority of the shares of Common Stock outstanding and entitled to vote will be required to approve the Alternative Transaction if it involves the sale of all or substantially all of ROHN's assets. ROHN's Board of Directors has not yet approved or adopted the Alternative Transaction and does not currently plan to do so unless it determines that the Proposed Sale cannot be consummated prior to the end of this calendar year. Section 271 of the Delaware General Corporation Law permits the stockholders to approve a sale of all or substantially all of the assets of a corporation prior to the approval of that sale by ROHN's Board of Directors. Accordingly, the Company has determined that it is in the best interests of the Company and its stockholders and creditors that ROHN's stockholders approve the Alternative Transaction.

        Consent Not Yet Received.    The proposals listed above will not be effected until at least 20 days after this Information Statement has first been sent to stockholders. The Trust, a holder of approximately 55% of the outstanding Common Stock, can execute a written consent in favor of one or more of the proposals listed above. In such event, any of the proposals approved by the Trust would be approved by the stockholders of ROHN. The written consent of the Trust approving either or both the Proposed Sale and/or the Alternative Transaction would satisfy the requirement of Section 271 of the

Delaware General Corporation Law. The written consent of the Trust approving the Name Change would satisfy the requirements of Section 242 of the Delaware General Corporation Law. As of the date of this Information Statement, the Trust has not granted its written consent to any of the proposals but has indicated that it will support the proposals, subject to the satisfaction of certain conditions discussed below, which are unlikely to be satisfied in the case of the Proposed Sale and which may be satisfied in the case of the Alternative Transaction. Even if the Trust fails to provide its written consent to the Alternative Transaction, ROHN may elect to consummate the Alternative Transaction if it concludes that the approval of its stockholders is not required under either Delaware law or other applicable law. See "The Stockholder Written Consent."

THE COMPANY AND FINANCIAL STATEMENTS

        ROHN's amended Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 are attached to this Information Statement as Appendix C and Appendix D, respectively. The appendices to the Information Statement are a part of this Information Statement and contain important information about the Company and its financial condition. Stockholders of ROHN are urged to, and should, carefully read ROHN's amended Annual Report on Form 10-K for the year ended December 31, 2001 and ROHN's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 in their entirety.

        ROHN's amended Annual Report on Form 10-K for the year ended December 31, 2001 contains the audited Consolidated Financial Statements of ROHN, together with the Notes to Consolidated Financial Statements, and ROHN's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 contains unaudited financial statements of ROHN for the quarter and nine months ended September 30, 2002.

        ROHN's amended Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 also contain information about ROHN and its subsidiaries, including a description of the Company's business, its properties and its legal proceedings, "Management's Discussion and Analysis of Financial Condition and Results of Operations," quantitative and qualitative disclosures about market risk, and any changes in and disagreements with accountants on accounting and financial disclosure.

Subsequent Events

        As previously announced, in the second quarter of 2002, the Company learned that an internal flange pole sold by the Company to one of its customers had collapsed. As a result, the Company advised the U.S. Consumer Products Safety Commission of the collapse and implemented a testing and repair program to help ensure that the internal flange poles that the Company has sold since 1999 conform to the Company's quality standards. The issue related to a welding operation that was used exclusively for the Company's internal flange poles and did not affect any of the Company's other pole or tower products. Through September 30, 2002, the Company had incurred total costs of approximately $3.7 million in connection with the testing and repair program it implemented for its internal flange poles.

        On October 14, 2002, the Company was contacted by an employee of an independent testing company retained by the Company to assist in the internal flange pole testing program. The testing company was responsible for conducting tests on 277 of the 526 poles the Company had sold. This individual alleged that the testing company had forged certain documents to accelerate the release of funds for its services and that one of the inspectors did not have the appropriate certifications to conduct the testing. At the time, management did not know if the documents were forged to just accelerate payment or if, in fact, the testing had not been completed as indicated. The certification issue also called into question the integrity of the results of the testing.

        The Company initiated an investigation of the individual's allegations and confirmed certain problems with the testing company's results. The testing company had also been contacted by the employee and had decided to conduct its own investigation.

        On November 11, 2002, the primary customer of the flange poles notified the Company that it had received information suggesting that some of the data on which ROHN based its written, post repair assurances and warranties were false. The letter further stated that, to protect the safety of persons and property in the vicinity of ROHN poles, the customer had mobilized personnel and committed resources to identify and remedy any problems. The customer demanded that ROHN reimburse, indemnify, defend and hold the customer harmless for:

  •
  all reasonable and necessary costs and expenses incurred in inspecting, re-inspecting, testing, remedying and/or ruling out defects in ROHN poles, and

  •
  any and all losses, expenses, claims, complaints, lawsuits, damages or other liability arising out of or in any way relating to the poles as originally provided by ROHN, or as inspected, tested, repaired, replaced, certified and/or warranted by ROHN or its subcontractors.

        The customer has recently completed the re-testing of its sites and is in the process of conducting welding repairs. Discussions are in progress with respect whether the customer will seek reimbursement from the Company or the testing company. Although the Company's potential exposure to its customers cannot be estimated at this time, the amount could be material.

        Details regarding the testing program are summarized below:

	Total sites	Inspected by testing company in question	Total re-inspected
Primary customer	278	182	182
Other customers	248	95	3

Total	526	277	185
Results of re-inspection
Certified			70
Questionable			67
Defective			48

			185

        Historical cost numbers from the initial testing and repair program conducted by the Company were approximately $3.7 million but did not compensate customers for downtime or internal costs. Based on these historical cost numbers, the cost to re-inspect the 277 sites is estimated to be between $1.5 million and $3 million. The Company believes it has a basis to recover this cost from the independent testing company. On November 15, 2002, the independent testing company notified ROHN that it had concerns regarding the validity of the testing procedures. To date, however, the independent testing company has not admitted responsibility and any recovery is uncertain at this time.

        The Company expects the re-inspection and repair program to be completed and all costs to be known by the end of February 2003. The Company plans to accrue its best estimate of the liability, separate from its estimated recovery, if any, from the independent testing company in its financial statements for the year ended December 31, 2002.

        Reference to this contingent liability has been made in the pro forma financial statements with respect to both the Proposed Sale and the Alternative Transaction.

SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA

        The following are selected consolidated historical financial data of ROHN on a consolidated basis for the fiscal years ended December 31, 1997, 1998, 1999, 2000 and 2001 and the nine months ended September 30, 2002. The selected historical consolidated financial data presented below should be read in conjunction with the Consolidated Financial Statements of ROHN, together with the Notes to Consolidated Financial Statements and "Management's Discussion and Analysis of Financial Condition and Results of Operations," which are included in ROHN's amended Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, which are attached to this Information Statement as Appendix C and Appendix D, respectively.

ROHN Industries, Inc. and Subsidiaries
Statements of Income
(in thousands except per share data)

Nine Months Ended September 30,
Fiscal Year Ended December 31,
1997	1998	1999	2000	2001	2002	2001
(unaudited)
Net Sales	158,132	174,153	150,469	253,741	238,135	87,048	197,203
Gross Profit	47,008	43,032	32,841	56,475	38,519	3,698	38,434
Gross Profit % of Net Sales	29.7%	24.7%	21.8%	22.3%	16.2%	4.2%	19.5%
Total Operating Expense	20,549	(2)	18,796	19,263	24,944	35,717	(5)	15,781	19,307
Operating Expense % of Net Sales	13.0%	10.8%	12.8%	9.8%	15.0%	18.1%	9.8%
Operating (Loss)/Income	26,459	24,236	13,578	31,531	2,802	(12,083)	19,127
Operating (Loss)/Income % of Net Sales	16.7%	13.9%	9.0%	12.4%	1.2%	-13.9%	9.7%
Interest Income/(Expense) Net	(477)	(753)	117	438	(3,237)	(2,409)	(2,009)
Other Income/(Expense)	4,088	(3)	—	(1,600	)(1)	—	—	170	(6)	—
(Loss)/Income Before Taxes	30,070	23,483	12,095	31,969	(435)	(14,322)	17,118
(Loss)/Income Before Extraordinary Item	18,919	14,043	7,240	22,480	(268)	(8,808)	10,564
Extraordinary Charge Net of Tax Benefit	—	—	—	—	1,344	(7)	—	1,344
Net (Loss)/Income	18,919	14,043	7,240	22,480	(1,612)	(8,808)	9,220
Earnings per Share:
Basic:
(Loss)/Income Before Extraordinary Item	0.36	0.27	0.14	0.43	(0.01)	(0.21)	0.23
Extraordinary Charge Net of Tax Benefit	—	—	—	—	0.03	—	0.03

Net (Loss)/Income	0.36	0.27	0.14	0.43	(0.04)	(0.21)	0.20

Diluted:
(Loss)/Income Before Extraordinary Item	0.36	0.27	0.14	0.42	(0.01)	(0.21)	0.23
Extraordinary Charge Net of Tax Benefit	—	—	—	—	0.03	—	0.03

Net (Loss)/Income	0.36	0.27	0.14	0.42	(0.04)	(0.21)	0.20

Weighted Average Shares Outstanding:
Basic	52,475	52,774	52,575	52,752	44,546	(8)	41,103	45,635

Diluted	52,558	52,779	52,921	53,297	45,008	(8)	41,188	46,181

Balance Sheet Data at the End of Periods:
Working Capital	36,846	50,830	61,773	73,843	48,184	(928)	62,712
Total Assets	111,072	114,192	121,848	164,218	132,118	105,231	151,381
Capital Expenditures	8,307	2,283	3,881	14,723	15,571	350	13,886
Depreciation and Amortization	2,634	3,148	4,134	4,506	4,883	4,193	3,511
Current Portion of Long Term Debt	948	1,017	1,066	792	6,000	37,415	(4)	9,500
Long Term Debt	11,271	10,253	9,164	8,355	44,320	(10)	0	(4)	47,336
Other Liabilities Nonpension Post Retirement Benefits	—	2,074	2,300	2,467	3,854	4,353	3,052
Stockholders Equity	58,042	72,579	80,416	103,691	50,540	(9)	41,544	61,286

(1)
Fees and expenses related to proposed merger with PiRod Holdings, Inc. which was terminated on March 31, 1999.

(2)
Includes restructuring charge of $3,420.

(3)
Proceeds from the sale of an investment in a non-related business.

(4)
All bank debt was classified as short term debt as of June 30, 2002.

(5)
Includes asset impairment charge related to the Casa Grande Facility of $4.0 million and restructuring charges related to reduction in work force of $3.4 million.

(6)
Income from sale of property of discontinued business.

(7)
Extraordinary Charge from Early Extinguishment of Debt, net of Income Tax Benefit of $841.

(8)
Shares outstanding were reduced in April 2001 when the company purchased 5,430,729 self tendered shares through a "Dutch-auction" and in connection with this transaction purchased 6,791,493 shares from the UNR Asbestos-Disease Claims Trust. All shares were purchased at a price of $4.125 per share net.

(9)
Stockholders Equity was reduced by $51.6 million as a result of the "Dutch-auction" share purchases (purchase price plus fees).

(10)
Long Term Debt in 2001 includes a credit facility of $62.4 million less the early extinguishment of existing long term debt ($10.9 million) and the repayment of a portion of the new credit facility ($12.1 million).

Subsequent Events:

  In November 2002, the Company entered into an agreement to sell the real estate at the Casa Grande Facility with a net book value of $5.3 million. This transaction will result in net cash proceeds of approximately $2.9 million and a tax benefit resulting from the loss on the sale of the assets of $0.8 million.

  During 2002, the Company initiated a testing and repair program on internal flange poles sold by the Company since 1999. Through September 2002, the Company had expensed $3.7 million and was largely complete with the program. In October 2002 the Company was contacted by an employee of an independent testing organization retained by the Company to assist in the internal flange pole tetsting program. This individual alleged certain problems with that organization's test results that called into question the integrity of those results. The Company's own investigation of the individual's allegations confirmed certain problems with that organization's test results. The Company is still in the process of evaluating the full nature and extent of the problems. Additionally, a customer has recently notified the Company that in light of these new issues, it has commenced its own testing and repair program of the internal flange poles that it purchased from the Company. The customer also recently notified the Company that it expects reimbursement for any losses and expenses it incurs in testing and repairing any problems with the internal flange poles. Although the Company's potential exposure to its customer cannot be estimated at this time, the amount is likely to be material to the Company.

THE STOCKHOLDER WRITTEN CONSENT

The Written Consent

        Section 271 of the Delaware General Corporation Law permits a Delaware corporation to sell all or substantially all of its assets if the sale is approved by the board of directors of the corporation and stockholders holding a majority of the shares entitled to vote thereon. In addition, Section 242 of the Delaware General Corporation Law permits a Delaware corporation to amend its certificate of incorporation if the amendment is approved by the corporation's board of directors and stockholders holding a majority of the shares entitled to vote thereon.

        The proposals listed above will not be effected until at least 20 days after this Information Statement has first been mailed to ROHN's stockholders. The Trust, a holder of approximately 55% of the outstanding Common Stock, can execute a written consent in favor of one or more of the proposals described in this Information Statement. In such event, any of the proposals approved by the Trust would be approved by the stockholders of ROHN. The written consent of the Trust approving either or both the Proposed Sale and/or the Alternative Transaction would satisfy the requirement of Section 271 of the Delaware General Corporation Law. The written consent of the Trust approving the Name Change would satisfy the requirements of Section 242 of the Delaware General Corporation Law. As of the date of this Information Statement, the Trust has not executed a written consent with respect to the Proposed Sale, the Name Change or the Alternative Transaction. The Trust has indicated that it will support the proposals, subject to the satisfaction of certain conditions discussed below, which are unlikely to be satisfied in the case of the Proposed Sale and which may be satisfied in the case of the Alternative Transaction. Even if the Trust fails to provide its written consent to the Alternative Transaction, ROHN may elect to consummate the Alternative Transaction if it concludes that the approval of its stockholders is not required under either Delaware law or other applicable law.

        Subject to the terms and conditions of the Asset Purchase Agreement, it is contemplated that the Proposed Sale will occur twenty (20) days after the date this Information Statement is first mailed to stockholders and following the satisfaction or waiver of the conditions to ROHN's and Platinum's obligations to consummate the transactions contemplated by Asset Purchase Agreement. See "The Purchase Agreement—Conditions to Closing." The Name Change will become effective not earlier than twenty (20) days after the date this Information Statement is first mailed to stockholders.

        This Information Statement is first being mailed to stockholders on or about December 11, 2002.

Record Date and Outstanding Shares

        The Board of Directors of ROHN has fixed the close of business on November 25, 2002 as the record date (the "Record Date") for the determination of the stockholders entitled to vote on the Proposed Sale, the Name Change and the Alternative Transaction. Accordingly, only holders of record of ROHN's Common Stock at the close of business on the Record Date will be entitled to receive this Information Statement. As of the Record Date, there were 41,269,153 shares of Common Stock outstanding held by 1,859 holders of record.

No Dissenters' Rights

        Stockholders of ROHN who do not approve of the Proposed Sale or the Alternative Transaction are not entitled to appraisal or any other rights with respect to the Proposed Sale or the Alternative Transaction under Delaware law or ROHN's certificate of incorporation.

THE PROPOSED SALE

        The terms and conditions of the Proposed Sale are contained in the Asset Purchase Agreement, a copy of which is attached hereto as Appendix A. The description in this Information Statement of the terms and conditions of the Proposed Sale is qualified in its entirety by, and made subject to, the more complete information set forth in the Asset Purchase Agreement. Stockholders of ROHN are urged to, and should, carefully read the Asset Purchase Agreement in its entirety. The Company believes that this summary includes the material terms of the Proposed Sale, but stockholders should make their own determinations regarding the relevance and materiality of any of the terms of the Asset Purchase Agreement.

General

        The Asset Purchase Agreement, which was executed and delivered by ROHN, certain of its subsidiaries, Platinum and Platinum Equity on November 27, 2002, provides, in part, for the sale for cash, of substantially all the assets of ROHN (including any business conducted through subsidiaries), including the assets relating to ROHN's tower business, enclosures business, accessories business, construction services business, foreign business (the "Purchased Divisions") and certain other assets, but excluding ROHN's plant, machinery, equipment and real estate located in Casa Grande, Arizona and certain other assets, all upon the terms and subject to the conditions of the Asset Purchase Agreement, dated November 27, 2002, by and among ROHN, certain of its subsidiaries, Platinum, and Platinum Equity.

        Pursuant to the Asset Purchase Agreement, the consideration to be received by ROHN from Platinum is $8.75 million in cash, plus the assumption of certain liabilities as described below. The purchase price to be paid by Platinum is subject to a pre-closing and post-closing adjustment based on the net working capital of the purchased assets and assumed liabilities. The method of calculating the net working capital adjustment and the Company's estimate for the amount of the adjustment are described in the section "The Asset Purchase Agreement—Purchase Price and Net Working Capital Adjustment."

ROHN

        ROHN Industries, Inc., formerly known as UNR Industries, Inc., is a manufacturer and installer of infrastructure products for the communications industry. The Company's products are used by a range of communications providers serving the Internet, cellular telephone, Personal Communications Systems, Enhanced Specialized Mobile Radio, paging, radio and television broadcast, wireless cable, private microwave, and other businesses. ROHN's principal product lines are tower structures, equipment enclosures, and construction services. The principal executive offices of ROHN are located at 6718 West Plank Road, Peoria, Illinois 61604 and its telephone number is (309) 697-4400.

        The Company's key products consist of self-supporting and guyed (cable-supported) tubular and solid towers, flanged and tapered steel poles, concrete, fiberglass and steel equipment enclosures, equipment cabinets, antenna mounts and construction services. The Company discontinued the manufacture and sale of steel agricultural products in late 2000.

        The Company operates in three primary business segments: Tower Structures, Equipment Enclosures and Construction Services. The segments are managed as strategic business units due to their distinct processes and potential end-user applications. The Tower Structures segment includes manufacturing plants in Peoria, Illinois and Frankfort, Indiana, as well as a sales, marketing and distribution effort. The Equipment Enclosures segment includes manufacturing plants in Bessemer, Alabama and Casa Grande, Arizona (the Casa Grande facility was idled at the end of 2001) and has a sales, marketing and distribution effort separate from the Towers Structures segment's sales and marketing resources. In October 2002, the Company announced its intention to close the Bessemer,

Alabama facility and exit the Equipment Enclosures business by the end of 2002. On November 11, 2002, the Company announced it had entered into an agreement to sell the Casa Grande plant, machinery, equipment and real estate where it had previously manufactured equipment enclosures. The Construction Services segment is located in Peoria, Illinois, and shares a sales and marketing effort with both the Tower Structures segment and the Equipment Enclosures segment. In the second quarter of 2002, the Company transferred the turn-key construction portion of its operations in Mexico to a third party wireless services firm. The Company's operations in Mexico continue to focus on the sale and erection of towers.

        The Company was organized as a Delaware corporation in 1979. In 1982, the Company filed a voluntary petition for reorganization under Chapter 11 of the Federal Bankruptcy Code. Pursuant to a Plan of Reorganization accepted by the Company's creditors and stockholders and confirmed by the Bankruptcy Court in 1989, the Company issued 42,404,847 shares of common stock to the Trust and unsecured creditors in full discharge of all claims.

        From 1995 to 1997, the Company's growth was primarily due to the growth of domestic wireless communications systems, and the growth of its equipment enclosures product line. While wireless capital expenditures in the United States continued at an accelerated pace from late 1997 through the first half of 1999, these expenditures were increasingly made in technological system improvements rather than for additional cell site development. In addition, the development of a new build-to-suit tower industry, along with local zoning requirements, encouraged increased emphasis on co-location of existing and new cell sites, further decreasing the total number of cell sites developed. These were significant factors in the decreased revenues experienced by the Company during 1999. The Company benefited in 2000 from the build-out of wireless communication systems as capacity requirements increased with the growth in both wireless voice and data, along with the growth of infrastructure to support voice and data transmissions through fiber optic networks. In mid-2001, both the telecommunications and fiber optic markets experienced sudden and severe declines due to over-capacity in the fiber optics market and capital market constraints.

Platinum and Platinum Equity

        Platinum Equity is a private equity firm specializing in the acquisition and strategic management of technology companies that serve the important functions of other businesses. Platinum Equity's portfolio companies have combined revenues in excess of $4.0 billion and include more than 20 operating companies with operations in 29 countries. Since its founding in 1995, Platinum Equity has completed more than 40 privately funded transactions. Platinum is a special purpose entity formed by Platinum Equity for purposes of consummating the Proposed Sale. Platinum Equity's and Platinum's headquarters are located at 2049 Century Park East, Suite 2700, Los Angeles, California 90067 and their telephone number is (310) 712-1850.

        Platinum Equity is a privately held company controlled by Tom T. Gores. Neither Platinum Equity nor Platinum is affiliated with ROHN or its subsidiaries.

Background of the Proposed Sale

        On March 8, 2001, ROHN announced a "Dutch auction" tender offer. Under the terms of the tender offer, the Company offered to purchase up to 5.43 million shares of Common Stock, or 10.3%, of its outstanding shares of Common Stock at such time. Under the terms of the offer, ROHN's stockholders could offer to sell to ROHN all or a portion of the shares they owned within a specified price range. To finance the "Dutch auction" tender offer and other operating needs, the Company obtained a bank credit facility which initially provided for a revolving facility of up to $20 million. Upon the completion of the Company's self-tender offer on April 17, 2001, the credit facility provided for aggregate borrowings of $75 million and consisted of (1) a revolving credit facility of $45 million and (2) a term loan of $30 million.

        In the second half of 2001, the capital spending of companies in the telecommunications and fiber optics industries declined rapidly. These declines were primarily due to over-capacity in these industries and capital markets constraints. As a result of these declines and other factors, the Company experienced decreased order flow and adverse changes in the delivery policies of its customers. These factors resulted in decreased revenues and the Company failed to achieve its financial projections.

        In the Fall 2001, ROHN breached certain of the financial covenants contained in its bank credit facility and since that time (except for a period between January 2002 and April 2002, which period followed an amendment to the bank credit facility), ROHN has been in default under one or more of the financial covenants contained in its bank credit agreement. Since the Fall 2001, however, while in default under the bank credit facility, the Company's bank lenders have, pursuant to a series of forbearance agreements and extensions, agreed to forbear from enforcing any remedies they may have as a result of such defaults. The current forbearance agreement of ROHN's bank lenders is scheduled to expire January 31, 2003.

        On November 8, 2001, the Company announced that, in light of continuing economic challenges in its industry, it would replace its divisional structure with a centralized business structure to reduce operating and corporate expenses.

        At a special meeting of the Board of Directors held on April 4, 2002, the Board of Directors authorized the officers of the Company to explore strategic alternatives in an effort to enhance stockholder value and the business of the Company. In early April 2002, the Company retained Peter J. Solomon Company Limited ("PJSC") to act as its financial advisor to assist the Company in exploring strategic alternatives for the Company, including a possible sale, merger, other business combination or restructuring involving the Company.

        PJSC contacted 95 parties, including both potential strategic partners and financial investors, regarding a possible business combination with the Company. Of the parties contacted, the Company made management presentations to five parties, including Platinum. In addition, five parties (including Platinum) submitted written, preliminary, non-binding indications of interest regarding a potential transaction with the Company, and several other parties expressed less definitive indications of interest.

        Beginning in July 2002, ROHN entered into confidentiality agreements with several parties (including Platinum) to permit those parties to perform additional due diligence reviews of the Company.

        In the Summer 2002, the officers of the Company determined that a sale of substantially all of the Company's assets would result in a significant loss for tax purposes which would entitle the Company to a tax refund for income taxes paid for prior years. Once the extent of the these losses was estimated, the Company engaged its auditor, PricewaterhouseCoopers LLP ("PwC"), to review the tax implications of the proposed sale transactions.

        In late August 2002, PJSC received non-binding indications of interest from one strategic buyer and one financial buyer. Both the strategic buyer and the financial buyer offered to purchase all or substantially all of the assets of the Company's towers, accessories and construction services business, but not the Company's enclosures business. The strategic buyer offered to purchase these assets and assume the accounts payable relating to the purchased assets for a purchase price of $29 million (including a $4 million subordinated note), subject to adjustment if the working capital of the acquired businesses on the closing date was less than $41.9 million. The strategic buyer's indication of interest was conditioned on obtaining financing for the transaction. The financial buyer offered to purchase the assets for a purchase price of between $23 million and $25 million, without any working capital adjustment, and agreed to assume various liabilities relating to the purchased assets. Throughout the

Fall 2002, the strategic buyer and the financial buyer and their respective advisors conducted due diligence at ROHN's facilities.

        On October 7, 2002, the Company's counsel distributed a draft of an asset purchase agreement to the strategic buyer. The agreement was subject to several conditions, and the strategic buyer determined that it would need to obtain third party financing.

        On October 15, PJSC received a revised, non-binding indication of interest from the strategic buyer. The strategic buyer offered to purchase the same assets and assume the same liabilities that were the basis of its original offer for a purchase price of $21 million, subject to adjustment if the working capital was less than $32,673,000.

        On October 16, 2002, the Company announced that it would exit the enclosures business and close its manufacturing facility in Bessemer, Alabama.

        In late October 2002, the Company learned from PwC that it would need to consummate a sale of substantially all its assets prior to the end of 2002 to realize the maximum value of its tax loss. PwC had reviewed the federal tax returns filed by the Company from 1997 through 2001 and researched the federal tax laws addressing net operating loss carry back rules. PwC informed management that the tax benefits the Company expected would result from such a sale of assets would expire on December 31, 2002 as a result of the sunset provision of the "Economic Security and Worker Assistance Recovery Act of 2001." Under the applicable provision in the tax code, for those assets sold in 2002, the Company could carry back its expected tax loss for five years, but for the sale of assets consummated in 2003 or thereafter, the Company could carry back its expected tax loss only against income taxes paid in the previous two years, and accordingly only be able to obtain refunds for the two years proceeding the year of sale rather than the five years preceding the year of sale. Based on the Company's financial results during this period, this difference is expected to be significant. PwC determined that the Company had available taxable income in the 5-year period ending December 31, 2002 of approximately $88.8 million. Approximately $84.2 million could not be carried back if the transaction were to take place after December 31, 2002. The Company projects that it will receive a tax refund of approximately $21.1 million if the Proposed Sale is consummated this calendar year and approximately $1.6 million if the Proposed Sale is consummated next year. The Company projects that it will receive a tax refund of approximately $13.9 million if the Alternative Transaction is consummated this calendar year and approximately $1.6 million if the Alternative Transaction is consummated next year. The receipt by ROHN of the tax benefits that it expects as a result of either of these transactions is not expected to result in any dividend or other distribution to the Company's stockholders.

        On November 5, 2002, counsel for the strategic buyer sent a revised draft of the asset purchase agreement to counsel for the Company. Shortly thereafter, counsel for the Company and counsel for the strategic buyer commenced negotiations regarding the terms of an asset purchase agreement. The negotiations proceeded on the basis that the strategic buyer's obligation to consummate the transaction would be conditioned upon financing.

        In light of the need to consummate a sale of a substantial portion of the assets of ROHN and its subsidiaries in 2002 to realize its tax losses, commencing in early November 2002 the Company began to explore alternative transaction structures, including the sale of its assets to a third party liquidator, that would purchase the assets for an agreed-upon initial price plus a portion of the proceeds of any subsequent sale of the assets to a third party, as well as a potential transfer to the lenders under the Company's bank credit facility in exchange for the cancellation or extinguishment of a portion of its secured indebtedness. In early November 2002, the Company commenced discussions relating to these alternative transactions with a third party liquidator and with the lenders under the bank credit facility.

        On November 11, 2002, Platinum submitted to the Company a preliminary non-binding indication of interest setting forth the terms on which it would consider purchasing all the assets relating to the

Company's tower, accessories, construction and foreign divisions and the liabilities related to these businesses. Platinum proposed a purchase price of $15 million. Platinum's proposed transaction was not subject to financing.

        On November 12, 2002, PJSC forwarded to Platinum a draft asset purchase agreement. Shortly thereafter, PJSC informed Platinum that the Company was interested in exploring a possible transaction but that the Company needed to consummate a transaction by year-end and, consequently, Platinum would need to act expeditiously. At approximately this time, representatives of Platinum began an intensive due diligence investigation of the Company and its subsidiaries. On November 17, 2002, counsel to Platinum Equity sent a revised draft of the asset purchase agreement to the Company's counsel. Commencing on November 18, 2002, representatives of the Company and Platinum held a series of telephone and conference calls and face-to-face meetings to negotiate the business terms of a possible transaction and the terms and conditions of an asset purchase agreement.

        On November 21, 2002, Platinum notified the Company that, for a variety of reasons, including matters discovered during its continuing due diligence investigation of the Company and the tax ramifications of the transaction structure to Platinum, Platinum was revising its proposed purchase price to $10.5 million for the aforementioned assets, or $12 million for the assets of all of the Company's divisions, including the enclosures business, subject to adjustment based on the working capital of the purchased assets at closing. Ultimately, Platinum agreed to pay $13 million for substantially all the assets of the Company, including the enclosures division but excluding the Company's plant, machinery, equipment and real estate in Casa Grande, Arizona, and the assumption of certain liabilities relating to these assets. On November 22, Platinum, the Company and their legal advisors substantially finalized the primary terms of the asset purchase agreement.

        ROHN and its advisors have considered several possible alternative transaction structures which would enable ROHN to realize the tax refund that the Company projects it will receive upon the sale of its assets by the end of the calendar year. In this regard, as it became increasingly unlikely in late November that the conditions to the Trust's willingness to support the Proposed Sale could be satisfied, the Company and the lenders under the Company's bank credit facility continued to discuss and refine the structure and terms of the Alternative Transaction. The Alternative Transaction, referred to by the Company as "Plan B," would require that the Company and the lenders under the Company's bank credit facility to amend the bank credit facility to provide additional liquidity to the Company as it implements Plan B.

        On November 22, 2002, the Company met with the lenders under the Company's bank credit facility via teleconference to update them on the sales process and discuss with them the proposals available to the Company. The bank lenders stated that they preferred a sale of substantially all of the Company's assets either to Platinum or the strategic buyer rather than the pursuit of Plan B. The bank lenders voted unanimously that they would not provide the Company with additional liquidity required to implement Plan B as long as a sale of substantially all of the Company's assets either to Platinum or the strategic buyer was a viable option. The bank group requested that the Board of Directors pursue the Proposed Sale because it offered the greatest potential recovery for the Company and its stakeholders and taking into account certain tax benefits the Company expects to realize as a result of the transaction, would likely result in proceeds sufficient to repay the outstanding indebtedness under the Company's bank credit facility.

        The Board of Directors held a special meeting via teleconference on November 23, 2002. At that meeting, the Board of Directors reviewed the status of the Company's search for strategic alternatives. The Board of Directors reviewed the terms and conditions of the pending offers from Platinum and the strategic buyer, as well as various alternative transactions such as a sale of assets to a third party liquidator, the transfer of the assets to the Company's bank lenders and continuing the Company as a going concern on a substantially reduced scale. The Board of Directors discussed the structure, timing and contingencies of these possible transactions. The Company's outside counsel advised the Board of Directors with respect to its fiduciary duties relevant to the proposed transactions. Although PJSC did not deliver an opinion regarding the fairness from a financial point of view to the Company or the Company's stockholders or creditors of the proposed transaction, PJSC did advise the Board of Directors that in its view the Platinum transaction was the best alternative available to the Company and recommended that the Board of Directors approve the transaction. (PJSC's rationale for this recommendation is described below under the heading "Recommendation of Financial Advisor.")

        During this meeting, two directors who also serve as trustees of the Trust, Messrs. John Laeri, Jr. and Michael Levine, notified the Board of Directors that, based on perceived conflicts between their duties as directors of the Company and as trustees of the Trust, they intended to resign from the Board of Directors if the Board voted to proceed with the Platinum transaction or any other transaction that did not provide appreciable value to the Company's stockholders. They also notified the Board of Directors that in this case the Trust, in its capacity as the majority stockholder of the Company, would not vote in favor of any such transaction. At the end of this meeting, the Board of Directors excused the two directors affiliated with the Trust; a third director, Messr. Gene Locks, also excused himself. The remaining members of the Board of Directors, Messrs. Alan Schwartz, Stephen Gorman, Jordan Roderick and Horace Ward, adopted sense of the Board resolutions pursuant to which they expressed their belief that the proposals from Platinum and the strategic buyer were the only viable options for the Company.

        Upon notice of the sense of the Board resolutions, Messrs. Laeri, Levine and Locks resigned from the Board of Directors. In connection with their resignations from the Board of Directors, Messrs. Laeri and Levine indicated that they would cause the Trust not to vote in favor of, or otherwise support, any transaction that did not provide appreciable value to the Company's stockholders.

        The remaining members of the Board of Directors, Messrs. Schwartz, Gorman, Roderick and Ward, held a special meeting via teleconference on November 24, 2002. At that meeting, the Board of Directors determined that, subject to final negotiations, the Company should execute and deliver the asset purchase agreement with Platinum and continue to pursue alternative transactions if the Proposed Sale could not be consummated. ROHN's Board of Directors, based in part on the advice and recommendation of PJSC, concluded that the offer from Platinum was superior to the offer from the strategic buyer primarily due to Platinum's assumption of greater liabilities of the Company, including accounts payable, environmental, pension, post pension medical retirement and other accrued liabilities, and the absence of a financing condition in Platinum's offer.

        Negotiations with Platinum continued on November 25, 2002 as the parties attempted to finalize the asset purchase agreement. In the course of those discussions, some terms of the asset purchase agreement changed. Among the changes, Platinum agreed to assume ROHN's liabilities related to its retiree medical plans. The parties agreed to value that liability at $4.25 million, and subsequently reduced the purchase price to be paid by Platinum by that amount to $8.75 million. Based on that and other changes to the proposed transaction, the Board of Directors held a special meeting via teleconference on November 26, 2002. PJSC reiterated its advice to the Board of Directors that in its view the Platinum transaction was the best alternative available to the Company and recommended that the Board of Directors approve the transaction. (PJSC's rationale for this recommendation is described below under the heading "Recommendation of Financial Advisor.") At that meeting, the Board of Directors determined that, subject to final negotiations, the Company should execute and deliver the asset purchase agreement with Platinum and, as discussed at the previous meeting of the Board of Directors, continue to pursue the various alternative transactions.

        On November 26, 2002, counsel to the Trust sent a letter to counsel to ROHN clarifying the general terms on which the Trust would be willing to approve a transaction. The Trust did not specify a minimum value for an acceptable transaction. The Trust indicated that it would not support any distribution to the Trust unless any recovery was shared equally among all of ROHN's stockholders based on their percentage ownership interests in ROHN and the Trust was not entitled to additional consideration that was not received by other stockholders.

        On November 27, 2002, ROHN, certain of its subsidiaries, Platinum and Platinum Equity executed the Asset Purchase Agreement. On November 29, 2002, ROHN announced the execution of the Asset Purchase Agreement.

        Negotiations between the Company, the Trust and the Company's bank lenders regarding the proposed transaction with Platinum continued through November 29, 2002. On November 29, 2002, the Trust indicated to the Company and the lenders under ROHN's bank credit facility that it would support the proposed transaction with Platinum only if the stockholders of the Company could be assured of a recovery of $6.5 million, after giving effect to the proceeds of the Proposed Sale and the tax benefits the Company expects to receive as a result of the Proposed Sale. The Trust indicated that it believed these assurances depended primarily upon the ability to validate the assumptions underlying the Company's projections regarding the Proposed Sale and the ability to obtain certain concessions from the lenders under the Company's bank credit facility.

        During the week of December 2, 2002, the Trust requested access to due diligence materials relating to the Company, including certain information prepared by the Company and its financial advisors relating to the Company's projections relating to the Proposed Sale. In addition, negotiations between the Company, the Trust and the Company's bank lenders regarding the Proposed Sale continued. On December 3, 2002, the Company's bank lenders informed the Company that they would be willing to forgo the repayment of $3.25 million of indebtedness under the Company's bank credit facility and permit this amount to be recovered by the Company's stockholders, but that this amount was their final offer.

        On December 3, 2002, counsel to the Trust stated to the Company that the Trust did not believe that there existed adequate assurances that the stockholders of the Company would recover $6.5 million after the consummation of the Proposed Sale. In addition, counsel to the Trust stated that, in order for the Trust to support Plan B, the Trust would require certain assurances regarding the Company's ability to realize the tax benefits expected to result from Plan B and assurances from the lenders under the Company's bank credit facility that the lenders would provide adequate liquidity to the Company to implement Plan B.

        On December 3, 2002, the Company requested that the lenders under its bank credit facility increase the maximum amount that the Company can borrow under the revolving portion of that facility because the Company was experiencing significant liquidity problems. As a condition to providing the additional liquidity requested by the Company, the lenders under the Company's bank credit facility requested additional assurances that ROHN's Board of Directors would support the consummation of the Alternative Transaction if the Proposed Sale could not be consummated.

        On December 5, 2002, ROHN's Board of Directors held a special meeting via teleconference. At that meeting, the Board of Directors authorized management of the Company to terminate the Asset Purchase Agreement, which is the subject of the Proposed Sale, if the Trust, after being fully informed of the contingencies and uncertainties relating to the Alternative Transaction, nevertheless continues to be unwilling to support the Proposed Sale. ROHN's Board of Directors determined that it is not in the best interests of the Company to terminate the Asset Purchase Agreement unless and until it concludes definitively that the Trust will not support the Proposed Sale. Accordingly, the Company has not yet terminated the Asset Purchase Agreement. In addition, while not making a definitive determination about whether it would authorize the Alternative Transaction, ROHN's Board of Directors determined that it was the sense of the Board of Directors that if the Proposed Sale could not be consummated by the end of this calendar year, it would authorize the Alternative Transaction if the lenders under the Company's bank credit facility provided sufficient liquidity to the Company to implement the Alternative Transaction.

        On December 6, 2002, as several of Platinum's termination rights under the Asset Purchase Agreement were set to expire, the parties to the Asset Purchase Agreement agreed to toll the deadlines for the exercise of these and other termination rights for the number of days during which the

Company has not responded to Platinum's outstanding due diligence requests, up to a maximum of five business days. The parties expect to execute a waiver letter to this effect.

        On December 9, 2002, counsel to the Trust informed the Company that the Trust was willing to approve the Proposed Sale if the stockholders of the Company received a recovery equal to $0.12 per share, or approximately $5.0 million in the aggregate, and such amount was paid by the Company at approximately the same time as the consummation of the Proposed Sale and was not subject to any contingency.

        The Company believes that the Trust will support the Proposed Sale if the Trust can be assured that the Proposed Sale will result in a recovery to stockholders of at least $0.12 per share or a lesser amount to which the Trust may agree as among the Company, the Trust and the lenders under the Company's bank credit facility, or if the Trust determines that lower returns than those expected from the Proposed Sale are likely under the Company's other available options, including the Alternative Transaction. The Company believes that the Trust will support the Alternative Transaction if it receives assurances regarding the Company's ability to realize the tax benefits expected to result from the Alternative Transaction and assurances from the lenders under the Company's bank credit facility that the lenders would provide adequate liquidity to the Company to implement the Alternative Transaction. As of the date of this Information Statement, the Trust had not committed to approve either the Proposed Sale or the Alternative Transaction and the conditions imposed by the Trust for its approval of either such proposal have not been satisfied.

ROHN's Reasons for the Proposed Sale; Approval by the Board of Directors

        ROHN'S BOARD OF DIRECTORS BELIEVES THAT THE PROPOSED SALE IS IN THE BEST INTERESTS OF ROHN AND ITS STOCKHOLDERS AND CREDITORS. ACCORDINGLY, THE BOARD OF DIRECTORS HAS APPROVED THE PROPOSED SALE. The purchase price was negotiated on an arm's length basis between representatives of ROHN and representatives of Platinum. ROHN's Board of Directors based its conclusion, in part, on the following factors:

  (i)
  the price and terms of the Proposed Sale, as reflected in the Asset Purchase Agreement, both generally and as compared to competing bids;

  (ii)
  the recommendation of its financial advisor, PJSC (PJSC's rationale for this recommendation is described below under the heading "Recommendation of Financial Advisor");

  (iii)
  the nature of the Directors' fiduciary duties in light of the Company's financial condition and liquidity situation;

  (iv)
  the financial condition, results of operations and cash flows of the Company, as well as the Company's operating and financial outlook;

  (v)
  the support of the Company's bank lenders for the Proposed Sale;

  (vi)
  the thorough search for strategic alternatives conducted by PJSC;

  (vii)
  the greater likelihood, as compared to alternative transactions, that the Company will be able to consummate the proposed transaction by year-end, which will allow the Company to realize a substantial tax benefit;

  (viii)
  the knowledge that the terms of the Proposed Sale were negotiated in a competitive environment involving competing bids from other bidders;

  (ix)
  the fact that the Company's management had concerns regarding losing certain major customers to competitors in light of the Company's perceived instability and potential inability to compete with more stable competitors that may be able to offer lower prices;

  (x)
  the fact that the Company's alternative transactions, including the Alternative Transaction, did not have adequate financing and did not have the support of the lenders under the Company's bank credit facility;

  (xi)
  the ability of the Company to continue to negotiate and explore other alternative transactions should the Proposed Sale be unable to be consummated; and

  (xii)
  the ability of the Company to repay the lenders under its bank credit facility and other trade creditors subject to the receipt of the tax benefits the Company expects to receive as a result of the Proposed Sale and other assumptions and the chance that the stockholders might receive a dividend or other distribution following the Proposed Sale. (See "Factors Affecting Whether Stockholders Will Receive a Dividend or Distribution Following the Proposed Sale.")

        In making its decision to authorize the Proposed Sale and making its recommendation to ROHN's stockholders to vote to approve the Proposed Sale, ROHN's Board of Directors considered several risks relating to the Proposed Sale. Some of those risks are discussed below in the section "Special Risks Relating to the Proposed Sale." ROHN's Board of Directors has determined that the balance of risks and rewards relating to the Proposed Sale favor supporting the Proposed Sale.

        ROHN intends to use the net cash proceeds from the Proposed Sale to repay borrowings under its bank credit facility.

        The foregoing discussion of the information and factors considered by the Board of Directors is not intended to be exhaustive, but includes material factors considered by the Board of Directors. The Board of Directors did not attempt to quantify or otherwise assign relative weights to the specific factors it considered or determine that any factor was of particular importance. A determination of various weightings would, in the view of the Board of Directors, be impractical. Rather, the Board of Directors viewed its position and recommendations as being based on the totality of the information presented to, and considered by, the Board of Directors. In addition, individual members of the Board of Directors may have given different weight to different factors.

Special Risks Relating to the Proposed Sale

        The Proposed Sale is a sale of substantially all of the Company's assets, and accordingly, involves substantial risks, including risks associated with the expected difficulties in its implementation and the uncertainty that it will be consummated. If the Proposed Sale is consummated, the Company does not expect to have ongoing operations and will have no value as a going concern except for the value of any retained assets it holds after the consummation of the Proposed Sale. The proceeds received by the Company as a result of the Proposed Sale and the tax benefits the Company expects to realize as a result of the Proposed Sale may not be enough to satisfy all of the Company's liabilities. In addition, the Company will likely be delisted from the Nasdaq SmallCap Market following the consummation of the Proposed Sale.

        In making its decision to authorize the Proposed Sale and making its recommendation to ROHN's stockholders to vote to approve the Proposed Sale, ROHN's Board of Directors has considered each of these risks relating to the Proposed Sale and has determined that the balance of risks and rewards relating to the Proposed Sale favor supporting the Proposed Sale.

        Under Delaware law, because the Company is operating in the "zone of insolvency," the Board of Directors owes fiduciary duties to the Company's creditors, as well as to the Company's stockholders. The Board of Directors' fiduciary duties to the Company's creditors may be to the detriment of the Company's stockholders.

Recommendation of Financial Advisor

        PJSC was not asked to and did not deliver an opinion regarding the fairness of the Proposed Sale from a financial point of view to the Company or the Company's stockholders or creditors. However, PJSC did advise the Board of Directors that in its view the Platinum transaction was the best alternative available to the Company and recommended that the Board of Directors approve the Proposed Sale. PJSC's recommendation to the Board of Directors was based upon the following factors.

        As discussed above, the Board of Directors authorized PJSC to initiate the sale of the Company in July 2002 after it became apparent that the Company was over burdened by its leveraged capital structure and weak industry conditions. The Company had been in violation of the financial covenants in its bank credit facility since the third quarter of 2001 (except for a four month period following a January 2002 amendment to the bank credit facility) and was experiencing significant negative trends in its operations. The lenders under the Company's bank credit facility agreed to a series of forbearance agreements and strongly encouraged ROHN's Board of Directors to pursue a sale of the Company or its assets as current and projected cash flow from operations was not sufficient to adequately service the outstanding debt.

        As discussed above, PJSC formally contacted 30 potential strategic buyers and 65 potential financial buyers over a 5-month process from July to November 2002. At the conclusion of this comprehensive sale process, PJSC received definitive offers from Platinum and the strategic buyer referred to above. The offer from Platinum was deemed to be superior to the offer from the strategic buyer primarily due to Platinum's willingness to assume greater liabilities, including accounts payable, environmental, pension, post pension medical retirement and other accrued liabilities, and the absence of a financing condition in Platinum's offer.

        PJSC recommended that the Board of Directors pursue the Proposed Sale for the following reasons:

  (i)
  the Company has been operating in the zone of insolvency and its major creditor, the lenders under the Company's bank credit facility, unanimously recommended that the Company pursue the sale to Platinum;

  (ii)
  the cash proceeds from the Platinum offer, together with certain tax benefits the Company expects to receive as a result of the Proposed Sale, would enable the Company to fully repay its indebtedness under its bank credit facility;

  (iii)
  the assumption of substantially all of the Company's accounts payable and accrued liabilities would provide the most favorable treatment of the Company's trade creditors and employees, including its union;

  (iv)
  subject to various assumptions, including a projected net working capital adjustment, the amount and likelihood of realization of certain potential contingent liabilities, and the extent to which the Company is able to realize the full amount of the tax benefits it expects to receive as a result of the Proposed Sale, PJSC's belief that the Proposed Sale maximizes the value of the Company's estate, and accordingly, offers a chance that equity holders would possibly be entitled to some recovery from the Company (See "Factors Affecting Whether Stockholders Will Receive Dividends or Distributions Following the Proposed Sale."); and

  (v)
  the operating risks and potential funding requirements associated with an alternative transaction to maintain the Company as an ongoing enterprise were deemed to be too great given weak industry conditions.

Factors Affecting Whether Stockholders Will Receive a Dividend or Distribution Following the Proposed Sale

        The Proposed Sale is not expected to result in any dividend or other distribution to the Company's stockholders. The proceeds of the Proposed Sale and the tax benefits the Company expects to receive as a result of the Proposed Sale will be used to repay outstanding indebtedness under the Company's bank credit facility and possibly some of the Company's other creditors. The Company does not expect to pay a dividend or make a distribution to its stockholders as a result of the Proposed Sale. However, there is a chance that, after the Company has paid its liabilities and reserved appropriately for any contingent liabilities, the Company may have a small amount of assets remaining. In such event, the Company expects to distribute those assets (or proceeds from the sale of such assets) to the stockholders of the Company. Any such distribution would almost certainly be made only after the Company has realized the tax benefits it expects to receive as a result of the Proposed Sale, which is not expected to occur for several months, if at all.

        The most significant factors in determining whether the Company will be able to pay a dividend or make any other distribution to its stockholders following the Proposed Sale are the following:

  •
  whether the Company, the Trust, the lenders under the bank credit facility and any other relevant parties are able to reach an agreement regarding the Proposed Sale and the Company's bank credit facility that permits the Company to pay a dividend or make a distribution to its stockholders;

  •
  whether the Company becomes liable for certain contingent liabilities;

  •
  the amount of the refund from the tax benefits that the Company expects to receive as a result of the Proposed Sale; and

  •
  the amount of transaction costs incurred by the Company as a result of the Proposed Sale and the Alternative Transaction.

Interests of Certain Persons in the Proposed Sale

        Except for any payments described under the heading "Management Employment and Transaction Bonus Agreements," to the best of ROHN's knowledge, no officer, director, or holder of at least five percent (5%) of Common Stock has an interest, financial or otherwise, in the Proposed Sale different from that of any other holder of Common Stock.

Management Employment and Transaction Bonus Agreements

        ROHN entered into transaction bonus agreements, dated October 3, 2002, with Messrs. Horace Ward, Brian Pemberton and Alan Dix. Under the transaction bonus agreements, a bonus generally becomes payable if (i) prior to December 31, 2004 (December 31, 2003 in the case of Mr. Pemberton's agreement) ROHN completes a "sale transaction" (as defined in the bonus agreements to include, among other transactions, a sale of ROHN's operating assets representing more than 25% of the fair market value of all of ROHN's operating assets) and (ii) the sale transaction results in the distribution to stockholders of proceeds of at least $2.5 million. The amount of any bonus that may become payable to Messrs. Ward and Pemberton is generally $100,000 plus 4.55% of the proceeds that are distributable to stockholders in excess of $2.5 million. The amount of any bonus that may become payable to Mr. Dix is generally $20,000 plus 0.91% of the proceeds that are distributable to stockholders in excess of $2.5 million. The amount of any bonus payable under a bonus agreement is reduced (but not by more than 50%) by any cash severance benefits that are paid or payable to the executive by ROHN. The Proposed Sale will be a "sale transaction" as defined in the transaction bonus agreements.

However, because ROHN does not expect the Proposed Sale to result in a distribution to stockholders, bonuses are not expected to be payable under the transaction bonus agreements.

        ROHN has also entered into employment agreements with Messrs. Ward, Craig Ahlstrom, Dix, David Brinker, Paul Grove, Charles Hammond, Jeffrey Jablonski and Kenneth Cordrey. Under each of these agreements, in the event of a termination of employment by ROHN without "cause" or, except in the case of Mr. Cordrey, by the executive for "good reason," the executive becomes entitled to severance equal to 12 months of continued base salary. As a result of the Proposed Sale, the employment of some or all of the executives listed above may be terminated either by ROHN without cause or by the executive with good reason. In such event, ROHN could be obligated to pay a maximum amount of approximately $1.2 million in severance payments as a result of the Proposed Sale.

Business Activities Following the Proposed Sale

        If the Proposed Sale is consummated, ROHN plans to divest itself of substantially all of its remaining assets. ROHN has not yet determined what course of action it will follow after the consummation of the Proposed Sale, and is considering the following options: (i) winding down its business and dissolving or (ii) filing for bankruptcy. At this time, ROHN cannot predict which of these options it will pursue if the Proposed Sale is consummated.

        At this time, ROHN cannot predict whether it will have sufficient assets to satisfy its liabilities after the consummation of the Proposed Sale. The answer to this question will be a key factor in determining the value of the stockholders' equity interests in the Company and will likely affect whether the Company dissolves or files for bankruptcy. If the Proposed Sale is consummated, the going concern value of the Company is likely to be insignificant, as the Company will cease operations as a going concern.

Use of Proceeds

        ROHN expects that the proceeds of the Proposed Sale will be used to repay ROHN's outstanding indebtedness under ROHN's bank credit facility. The Proposed Sale is not expected to result in any dividend or other distribution to the Company's stockholders.

Regulatory Approvals

        ROHN is not aware of any governmental or regulatory approvals required in connection with the Proposed Sale other than compliance with applicable securities laws and applicable provisions of the Delaware General Corporation Law.

Federal Income Tax Consequences

        The Proposed Sale will be a taxable transaction to ROHN for United States federal income tax purposes but is not expected to have any material direct tax consequences for ROHN's stockholders. ROHN anticipates that it will recognize an ordinary income loss on the Proposed Sale. It is anticipated, however, that ROHN will be entitled to a tax refund resulting from the carry-back of these net operating losses and applied to taxes previously paid by ROHN. The receipt by ROHN of the tax benefits that it expects as a result of the Proposed Sale is not expected to result in any dividend or other distribution to the Company's stockholders.

Effectiveness

        The Company reserves the right, upon notice to the stockholders and subject to the terms of the Asset Purchase Agreement, to abandon or modify the Proposed Sale at any time prior to the consummation of the Proposed Sale upon consent of the Board of Directors. If the terms of the Proposed Sale are modified in a material respect following the mailing of this Information Statement, ROHN would redistribute a revised Information Statement to reflect the modifications to the Proposed Sale as required by the applicable federal securities laws.

THE ASSET PURCHASE AGREEMENT

        ROHN and certain of its subsidiaries (the "Sellers"), Platinum and Platinum Equity are parties to the Asset Purchase Agreement. The following is a brief summary of certain provisions of the Asset Purchase Agreement. This description is qualified in its entirety by reference to the complete text of the Asset Purchase Agreement, a copy of which is attached hereto as Appendix A. All stockholders are urged to carefully read the Asset Purchase Agreement in its entirety.

Purchase Price and Net Working Capital Adjustment

        The purchase price to be paid by Platinum is $8.75 million cash, subject to a pre- and post-closing net working capital adjustment as described below. As of September 30, 2002, the book value of the assets proposed to be purchased by Platinum and liabilities proposed to be assumed by Platinum pursuant to the Asset Purchase Agreement were approximately $83.7 million and $23.5 million, respectively, which represents a pre-tax loss of approximately $54.1 million, net of the payment of transaction expenses.

        The net working capital adjustment to the purchase price includes a pre-closing and a post-closing adjustment. Under the terms of the Asset Purchase Agreement, prior to the closing of the transactions contemplated by the Asset Purchase Agreement, the Sellers are required to prepare an estimated closing balance sheet and an estimated net working capital statement, which shall reflect the Sellers' estimate for the current assets and current liabilities of the Purchased Assets (see below) and the Assumed Liabilities (see below) as of the closing date. Prior to the closing, the Sellers and Platinum shall attempt to resolve any differences between the Sellers' and Platinum's estimate of the net working capital as of the closing date. If the parties are unable to agree on the estimated net working capital, Platinum's estimate will be used for purposes of the pre-closing net working capital adjustment. If the estimated net working capital is greater than $26,911,000, the purchase price will be increased by the amount of that difference, and if the estimated net working capital is less than $26,911,000, the purchase price will be decreased by the amount of that difference.

        After the closing, the Sellers and Platinum shall attempt to determine definitively the actual net working capital of the Purchased Assets and the Assumed Liabilities as of the closing date. If they are unable to reach agreement on the actual amount, the parties can submit the controversy to an independent auditing firm to resolve the controversy. Once the final net working capital has been definitively determined, the post-closing working capital adjustment shall be made. If the estimated net working capital used for purposes of the pre-closing adjustment is greater than the final net working capital, the Sellers shall pay to Platinum the amount of that difference, and if the estimated net working capital used for purposes of the pre-closing adjustment is less than the final net working capital, Platinum shall pay to the Sellers the amount of that difference. In addition, if Platinum is required to pay to the Sellers any amount as a result of the post-closing adjustment and the parties had relied upon Platinum's estimated net working capital over the objection of the Sellers, Platinum shall be required to pay a penalty to the Sellers equal to 15% of the amount Platinum held back at the closing over the objection of the Sellers plus 6% annual interest on that amount There is no maximum or minimum amount to the net working capital adjustment.

        As of December 7, 2002, ROHN anticipates that the net working capital adjustment will have the effect of decreasing the purchase price by approximately $3.9 million. The net working capital adjustment should not have any impact on the ability of the Company to satisfy its obligations to creditors. Platinum is assuming the current liabilities of the Sellers and any change in the actual net working capital (and the current liabilities and current assets reflected in that calculation) will result in a dollar-for-dollar adjustment.

Purchased Assets

        All of Sellers' assets and properties (other than the Excluded Assets) that are used in or held for use in connection with or that are necessary for the conduct of ROHN's tower structures division, construction division, enclosures division, accessories division, and foreign division (the "Purchased Divisions") and certain other corporate assets will be sold to Platinum upon the consummation of the Proposed Sale. All of the assets to be sold pursuant to the Asset Purchase Agreement are referred to as the "Purchased Assets". The real property included in the Purchased Assets includes the facilities located in Peoria, Illinois, Frankfort, Indiana and Bessemer, Alabama.

        The Purchased Assets include, among others, the following assets related to the Purchased Divisions:

  •
  furnishings and equipment;

  •
  product inventory;

  •
  current assets;

  •
  books and records;

  •
  intellectual property;

  •
  the real property and facilities at the locations referred to above;

  •
  the real property leases and personal property leases;

  •
  permits;

  •
  rights to warranties;

  •
  causes of action and rights to set-off;

  •
  rights under insurance policies; and

  •
  contracts, agreements and commitments.

Excluded Assets

        The Purchased Assets do not include the following assets which are referred to as the "Excluded Assets":

  •
  the plant, machinery, equipment and real estate located at Casa Grande, Arizona;

  •
  cash and cash equivalents;

  •
  assets regarding discontinued operations;

  •
  assets held in connection with any employee benefit plan (other than the Sellers' pension plan) or employment agreement;

  •
  rights to refunds of taxes for periods prior to the closing;

  •
  capital stock of ROHN's subsidiaries;

  •
  directors' and officers' liability insurance policies; and

  •
  certain other corporate assets identified by the Sellers.

Assumed Liabilities

        Platinum will assume the following liabilities upon the consummation of the Proposed Sale, all of which are referred to as the "Assumed Liabilities":

  •
  liabilities arising after the closing under contracts and leases assigned to Platinum;

  •
  substantially all of the current liabilities of the Sellers incurred in the ordinary course of business related to the Purchased Divisions;

  •
  outstanding sales taxes and other post-closing taxes other than transfer taxes;

  •
  liabilities relating to employees hired by Platinum;

  •
  liabilities arising under the Sellers' pension plans;

  •
  liabilities arising under the Sellers' retiree medical plans; and

  •
  environmental liabilities relating to the Sellers' Peoria facility.

Excluded Liabilities

        Platinum will not assume any liabilities other than the Assumed Liabilities, which means that Platinum will not assume the following liabilities:

  •
  any indebtedness of the Sellers (including, but not limited to, obligations for borrowed money, notes, bonds, capital obligations and leases, obligations in respect of credit, bonds, guaranties, accounts payable more than 120 days past due, obligations in respect of off balance sheet financing transactions, etc.) or under the Sellers' bank credit facility;

  •
  liabilities arising out of the Excluded Assets;

  •
  liabilities related to discontinued operations;

  •
  except as expressly included in the Assumed Liabilities, liabilities related to the Sellers' employees;

  •
  liabilities relating to actions or claims relating to the conduct of the Sellers' business prior to the closing of the Proposed Sale (which would likely include liabilities relating to the investigation and repairs of the Company's internal flange poles); and

  •
  environmental liabilities other than those relating to the Sellers' Peoria facility.

Closing

        The parties expect to close the transaction on or about December 31, 2002, or as soon as possible thereafter once all of the closing conditions have been satisfied or waived (including the expiration of the applicable time period from which the definitive information statement was sent to ROHN's stockholders). If the transaction is not effected prior to the end of this calendar year, then the Company does not expect the transaction to close.

Representations and Warranties of Sellers (Generally)

        The Sellers make representations and warranties to Platinum, as of the date of the Asset Purchase Agreement and as of the closing, regarding the following subjects:

  •
  Corporate Good Standing—Each the of Sellers is duly organized, validly existing, and in good standing.

  •
  Corporate Power and Authority—Each of the Sellers has the authority to enter into the Asset Purchase Agreement and consummate the Proposed Sale except that the Sellers must obtain the approval of their respective stockholders.

  •
  No Conflicts—The execution, delivery and performance of the Asset Purchase Agreement will not violate any laws applicable to the Sellers or the charter documents of any Seller or result in a material breach of contracts, agreements or other instruments to which any Seller is a party.

  •
  Real Property Leases—Each of the Sellers has good and valid leasehold title to each property leased by it.

  •
  Title to Properties—Each of the Sellers has good and valid title to all Purchased Assets (tangible and intangible) subject to certain encumbrances.

  •
  Tax Compliance—Except as disclosed, the Sellers have complied with all of their tax reporting obligations.

  •
  Financial Statements—The financial statements provided to Platinum fairly present the financial condition of the Purchased Assets.

  •
  Absence of a Material Adverse Change (see below).

  •
  Interim Conduct of the Business—Each of the Sellers has conducted its business in the ordinary course since October 31, 2002 (see below).

  •
  Material Contracts—Except as disclosed, the Sellers' material contracts are in full force and effect and constitute legal, valid and binding agreements of the Sellers.

  •
  Litigation—Except as disclosed, no material claims, actions, suits or proceedings are pending against the Sellers with respect to the Purchased Assets.

  •
  Compliance with Laws and Regulations—Except as disclosed, the Sellers are in compliance, in all material respects, with all applicable statutes, ordinances, regulations, orders, judgments and decrees.

  •
  Environmental Matters—Except as disclosed, the Sellers' facilities are in material compliance with environmental laws.

  •
  Permits—Except as disclosed, each Seller is in material compliance with all permits necessary for the operation of the Purchased Assets, and has all permits necessary for the operation of the Purchased Assets.

  •
  Customers and Suppliers—Except as disclosed, none of the ten largest customers or ten largest suppliers of the Company has canceled or otherwise terminated, or threatened to terminate their agreements or relationships with the Company.

  •
  Employment Matters—Except as disclosed, no labor strike, dispute, slowdown, stoppage or lockout is pending, and there is no unfair labor practice charge or complaint.

  •
  Intellectual Property—The Sellers have adequate right to use their intellectual property and do not infringe on the intellectual property rights of third parties.

  •
  Affiliate Transactions—Except as disclosed, no affiliate of any Seller is a party to any agreement, contract, commitment or transaction with any Seller or has any interests in any property used by any Seller.

  •
  Accounts Receivable—The Sellers' accounts receivable created after October 31, 2002 represent bona fide sales actually made or services actually performed, subject to disclosed claims.

  •
  Product Warranties and Product Liabilities—Except as disclosed, each product or service relating to the Purchased Divisions has been manufactured and sold in compliance with all applicable laws and all applicable contractual commitments and warranties.

  •
  Accuracy of Disclosure—No disclosure contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements not misleading.

Representation and Warranty Regarding Material Adverse Change

        Except as disclosed to Platinum, there has not been a Material Adverse Change since October 31, 2002. "Material Adverse Change" is defined as any change, effect, fact or condition that is or is reasonably likely to be material and adverse to the business, operations or prospects of the Purchased Divisions, other than any change, effect, fact or condition arising out of:

  •
  any adverse change or trend in the economy in general or in the industry in which the Purchased Divisions operate;

  •
  any change in GAAP or regulatory accounting requirements applicable to companies or employees in the industry in which the Purchased Divisions operate;

  •
  any reaction of the employees of the Sellers to the agreement; or

  •
  changes resulting from the adoption, amendment or issuance of any law or any new interpretation of any law by any government entity.

Interim Covenant Regarding Conduct of Purchased Divisions

        Except as disclosed to Platinum, from the date of the Asset Purchase Agreement until the closing, the Sellers shall conduct their business in the ordinary course consistent with past practice and shall not take certain actions, including, among others:

  •
  sell, lease, license, pledge, transfer or dispose of any assets of the Purchased Divisions other than sales of inventory in the ordinary course of business;

  •
  acquire or agree to acquire by merging or purchasing a substantial equity position of another business;

  •
  change any accounting methods;

  •
  revalue any of the Purchased Assets;

  •
  incur any additional indebtedness except under the bank credit facility;

  •
  incur any encumbrance upon any of the Purchased Assets;

  •
  delay or fail to pay any Assumed Liabilities;

  •
  terminate, amend or breach any assigned contract;

  •
  increase the compensation or benefits of any employee or officer;

  •
  increase the bonus, incentive compensation, severance or other like benefits of any employee or officer;

  •
  accelerate or prepay any accounts receivable;

  •
  forgive, waive or agree to extend repayment of any indebtedness of Sellers (including, but not limited to, obligations for borrowed money, notes, bonds, capital obligations and leases,

    obligations in respect of credit, bonds, guaranties, accounts payable more than 120 days past due, obligations in respect of off balance sheet financing transaction, etc.);

  •
  dispose or permit the lapse of any intellectual property rights;

  •
  transact business with an affiliate; or

  •
  make capital commitments in excess of those previously contained in the capital budget delivered to Platinum.

Performance Guarantee

        Platinum Equity LLC agreed to irrevocably and unconditionally guarantee the obligations of Platinum under the Asset Purchase Agreement, including the payment of the purchase price. This guarantee terminates upon the closing of the transactions contemplated by the Asset Purchase Agreement.

Employee Matters

        Platinum is not obligated to hire any employees of the Sellers. However, Platinum has expressed its desire to the Company to offer employment to many of the Company's current employees. In any event, Platinum will adopt and assume the collective bargaining agreements for the unionized employees at the Company's Peoria, Illinois and Frankfort, Indiana facilities. Platinum will also adopt and become the successor sponsor of the Rohn Industries, Inc. Pension Plan and will assume the obligations of ROHN's post-employment medical benefit plan.

Change of Name; Amendment to Certificate of Incorporation

        Within five days of the closing date, each Seller is required to amend its certificate of incorporation or other organizational document to change its name to a corporate name that does not include the name "ROHN." The Sellers will remove the "ROHN" trademark and logo from all Excluded Assets and cease use of such trademark and logo as promptly as commercially practicable after the closing. See "The Name Change."

Performance Bonds

        The Sellers shall maintain the performance bond relating to ROHN's contract with the Commonwealth of Pennsylvania dated November 23, 1999 in full force and effect following the closing of the Proposed Sale. At any time after April 30, 2003, in connection with the liquidation of the Sellers and winding up of their operations, the Sellers shall have the right to terminate that performance bond on thirty days' prior written notice to Platinum. The Sellers shall maintain in effect all other performance bonds, surety bonds and similar instruments related to the Purchased Divisions outstanding as of the date of the Asset Purchase Agreement at least through the date that is ninety days after the closing of the Proposed Sale; provided, however, that if any such other performance bond is secured by a letter of credit that cannot be maintained by the Sellers following the closing, Platinum shall post a letter of credit or other collateral to support such other performance bond up to an aggregate amount of $250,000 in such credit support and the Sellers shall provide any additional collateral (by means of cash or other security) in excess of $250,000 required to maintain such other performance bond through the expiration of such ninety day period.

No Solicitation

        ROHN and its respective directors, officers and employees will cease discussions or negotiations with other third parties and will not solicit further proposals or offers relating to an Acquisition Proposal (see below) for ROHN.

        An "Acquisition Proposal" means any proposal or offer relating to:

  •
  the acquisition or purchase of any of the Purchased Assets;

  •
  the acquisition or purchase of 20% of the outstanding voting securities of ROHN or any of the securities of any of its subsidiaries party to the Asset Purchase Agreement;

  •
  any tender offer that would result in any person owning 20% or more of the outstanding voting securities of ROHN or any of the securities of any of its subsidiaries party to the Asset Purchase Agreement; or

  •
  any merger, consolidation, sale of substantially all of the assets, liquidation or similar transactions involving ROHN and its subsidiaries, other than the transactions contemplated by the Asset Purchase Agreement.

        An Acquisition Proposal does not include any proposal or offer related to certain of the Company's alternative transactions. See "The Alternative Transaction".

        However, if after receipt of an Acquisition Proposal, the Board of Directors determines in good faith, after consultation with its outside counsel and its financial advisors, that failure to respond to the Acquisition Proposal would be highly likely to constitute a breach of its fiduciary duties to ROHN's stockholders or creditors under applicable law, ROHN may respond to the proposal, furnish information with respect to the Sellers pursuant to a confidentiality agreement and participate in negotiations regarding such proposal. ROHN is required to promptly advise Platinum of the status of any Acquisition Proposal.

        Simultaneously with the execution of the Asset Purchase Agreement, the parties to the Asset Purchase Agreement executed a letter agreement, which expressly permitted the Sellers to (i) engage in discussions and negotiations and enter into agreements with the lenders under the Company's bank credit facility and the Trust for the sole purpose of seeking and securing their consent to and approval of the Proposed Sale, and (ii) engage in discussions and negotiations with any person regarding the sale, assignment, transfer or other disposition of any asset, provided that such discussions and negotiations could be undertaken only with a view toward consummating a transaction in the event that the Proposed Sale cannot be consummated on or before December 31, 2002.

Conditions to Closing

        The parties' obligations to consummate the transactions contemplated by the Asset Purchase Agreement are subject to the condition that the consummation of the transaction shall not have been restrained, enjoined or prohibited by any law, court order or governmental body.

        Platinum's obligations to consummate the transactions are subject to satisfaction or waiver, at or prior to the closing, of the following conditions:

  •
  the accuracy of the representations and warranties of the Sellers;

  •
  the approval of the Proposed Sale by the Sellers' stockholders;

  •
  the performance of agreements required to be performed by the Sellers at or prior to closing;

  •
  the receipt of certain consents, approvals and authorizations (including the consent of the bank lenders under the Company's credit facility);

  •
  the approval of the Proposed Sale by the Sellers' stockholders;

  •
  the delivery by the Sellers of all documents, certificates and agreements necessary to transfer the Purchased Assets, free and clear of all encumbrances, to Platinum;

  •
  the repayment of most indebtedness of the Sellers with respect to the Purchased Divisions, except for certain performance bonds, which will remain outstanding; and

  •
  the absence of any Material Adverse Change (see above) since the date of the Asset Purchase Agreement.

        The Sellers' obligations to consummate the transactions contemplated by the Asset Purchase Agreement are subject to satisfaction or waiver, at or prior to the closing, of the following conditions:

  •
  the accuracy of the representations and warranties of Platinum;

  •
  the performance of agreements required to be performed by Platinum at or prior to the closing;

  •
  the approval of the Proposed Sale by the Sellers' stockholders;

  •
  the receipt of certain consents, approvals and authorizations (including the consent of the bank lenders under the Company's credit facility); and

  •
  the delivery by Platinum of certain required documents and the purchase price.

Termination

        The Asset Purchase Agreement can be terminated by:

  •
  mutual written agreement of Platinum and the Sellers;

  •
  the Sellers, provided that they are not in material breach, if Platinum or Platinum Equity is in material breach and such breach remains uncured for three business days after notice to Platinum or Platinum Equity;

  •
  the Sellers, if the closing has not occurred as of December 30, 2002;

  •
  Platinum, provided that Platinum or Platinum Equity is not in material breach, if the Sellers are in material breach and such breach remains uncured for three business days following notice to Sellers;

  •
  Platinum, if the Sellers' stockholders shall not have approved the transactions contemplated by the Asset Purchase Agreement in accordance with the applicable law of the jurisdiction of their respective incorporation by December 31, 2002;

  •
  Platinum, on or prior to 8:00 p.m. New York time on December 11, 2002 (which date the parties have agreed to toll as described below), if Platinum determines in good faith that there is a reasonable basis in law and in fact to conclude that (A) any environmental liability (other than those previously disclosed in certain of the environmental reports) is reasonably likely, individually or in the aggregate, to constitute a material liability of the purchased divisions taken as a whole or to have a material adverse effect upon the purchased divisions taken as a whole or (B) as a result of the consummation of the transactions contemplated by the Asset Purchase Agreement, Platinum or any affiliate of Platinum could reasonably be anticipated to have any (1) material environmental liability for any discontinued operation or (2) material liability for any asbestos-related claim arising from any activity prior to the completion of ROHN's bankruptcy proceedings;

  •
  Platinum, on or prior to 8:00 p.m. New York time on December 6, 2002 (which date the parties have agreed to toll as described below), if the Sellers shall have amended or modified any schedule to the Asset Purchase Agreement, as permitted by the Asset Purchase Agreement, and Platinum concludes that any matter described in such additional disclosure is reasonably likely, individually or in the aggregate, to constitute a material liability of the Purchased Divisions taken as a whole or to have a material adverse effect upon the Purchased Divisions taken as a whole;

  •
  Platinum, on or prior to 8:00 p.m. New York time on December 6, 2002 (which date the parties have agreed to toll as described below), if Platinum determines in good faith, based on its due diligence investigation of the purchased divisions and purchased assets, that there exists any liability of which Platinum was not aware prior to the date of the Asset Purchase Agreement to an extent reasonably necessary to appreciate the significance thereof, which is reasonably likely, individually or in the aggregate, to constitute a material liability of the Purchased Divisions taken as a whole or to have a material adverse effect upon the Purchased Divisions taken as a whole;

  •
  Platinum, if the closing shall not have occurred as of December 31, 2002; or

  •
  the Sellers, if in connection with an Acquisition Proposal, the Board of Directors determines in good faith that failure to do so would constitute a breach of its fiduciary duties to ROHN's stockholders or creditors under applicable law, subject to a break-up fee.

        The Sellers and Platinum have agreed to toll the deadlines for the exercise of certain of Platinum's termination rights for the amount of days during which the Company has not responded to Platinum's outstanding due diligence requests, up to a maximum of five business days. The parties expect to execute a waiver letter to this effect.

Break-Up Fee

        If the Sellers terminate the Asset Purchase Agreement by exercising their termination right arising out of the exercise by the Company's Board of Directors of its fiduciary duties relating to an Acquisition Proposal, the Sellers must pay Platinum a $750,000 termination fee within five business days of consummating an Acquisition Proposal.

Survival of Representations

        The representations and warranties of the Sellers and Platinum will survive until the first anniversary of the closing, except with respect to tax matters and environmental matters, which survive until the expiration of the applicable statute of limitations, subject to exceptions related to environmental matters at the Peoria, Illinois facility.

Indemnification

        The Sellers agree to indemnify Platinum and its affiliates for damages resulting from any breach of any representation, warranty or covenant by any Seller or claims arising out of the Excluded Liabilities. Platinum is not entitled to indemnification to the extent damages are specifically included in the final net working capital adjustment to the purchase price.

        Platinum agrees to indemnify the Sellers and their affiliates for damages resulting from any breach of any representation, warranty or covenant by Platinum, including any claims against any Seller on or prior to the first anniversary of the closing with respect to any liability or obligation arising under any environmental law relating to the facilities located at Peoria, Illinois and any claims or damages resulting from Platinum's failure to perform any obligation under the performance bonds that remain outstanding following the closing.

        No party has any obligation to indemnify any other party for breaches of representations and warranties contained in the Asset Purchase Agreement unless the other party's damages exceed $250,000, and then only to the extent of such excess. Liability with respect to any breach of any representation, warranty or covenant contained in the Asset Purchase Agreement is limited to the amount of the purchase price.

PRO FORMA SELECTED CONSOLIDATED FINANCIAL INFORMATION
(UNAUDITED)

        The following unaudited pro forma consolidated statements of income reflect the historical results of ROHN for the nine month period ended September 30, 2002 and the twelve month period ended December 31, 2001, adjusted to give pro forma effect to the Proposed Sale as if the transaction had occurred at the beginning of the earliest period presented.

        The following unaudited pro forma balance sheet as of September 30, 2002 reflects the historical accounts of ROHN as of that date adjusted to give pro forma effect to the Proposed Sale as if the transaction had occurred as of September 30, 2002.

        The pro forma consolidated financial statements should be read in conjunction with the description of the Proposed Sale contained in this Information Statement and the Consolidated Financial Statements and related notes and the unaudited financial statements and related notes of ROHN for the quarter and nine months ended September 30, 2002, which are included in ROHN's amended Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, which are attached to this Information Statement as Appendix C and Appendix D, respectively. ROHN believes that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma financial statements. The pro forma financial statements are provided for informational purposes only and should not be construed to be indicative of ROHN's financial condition or results of operations had the Proposed Sale been consummated on the dates assumed and are not intended to project ROHN's financial condition on any future date or results of operations for any future period.

        The pro forma consolidated financial statements are presented in connection with the Proposed Sale. The pro forma consolidated financial statements may not be an appropriate reflection of ROHN if any transaction other than the Proposed Sale is consummated. In particular, the pro forma financial statements are not an appropriate presentation of ROHN following consummation of the Alternative Transaction.

Rohn Industries, Inc. and Subsidiaries
Pro Forma Balance Sheets
(in thousands except per share data)
(unaudited)

	September 30, 2002
	As Reported	Casa Grande Adjustments		Subtotal	Transaction with Platinum Equity		Retained Business
ASSETS
CURRENT ASSETS
Cash and cash equivalents	370	2,945	(1)	3,315	8,212	(6)	11,527
Accounts, notes and other receivables, net	22,709	—		22,709	(22,709	)(7)	—
Inventories	22,665	—		22,665	(22,665	)(7)	—
Prepaid income taxes	5,506	2,138	(2)	7,644	21,067	(8)	28,711
Current deferred income taxes	5,786	—		5,786	(5,098	)(9)	688
Prepaid expenses	1,370	—		1,370	(1,282	)(7)	88

TOTAL CURRENT ASSETS	58,406	5,083		63,489	(22,475)		41,014

Plant and equipment, net	40,003	(5,316	)(3)	34,687	(34,537	)(12)	150
Other assets	4,736	(1,486	)(4)	3,250	(2,102	)(7)	1,148
Long term assets of discontinued operations	2,086	—		2,086	—		2,086

TOTAL ASSETS	105,231	(1,719)		103,512	(59,114)		44,398

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current portion of long term debt	37,415	—		37,415	—		37,415
Accounts payable	12,840	—		12,840	(12,445	)(7)	395
Accrued liabilities and other	8,354	—		8,354	(6,140	)(7)	2,214
Deferred revenue	606	—		606	(606	)(7)	—
Liabilities of discontinued operations	119	—		119	—		119

TOTAL CURRENT LIABILITIES	59,334	—		59,334	(19,191)		40,143

OTHER LIABILITIES
Long Term Debt and other obligations	—	—		—	—		—
Nonpension post retirement benefits	4,353	—		4,353	(4,353	)(7)	—

TOTAL LIABILITIES	63,687	—		63,687	(23,544)		40,143

STOCKHOLDERS' EQUITY
Common Stock, $0.01 par value—80,000 shares authorized and 40,889 shares issued and outstanding	412	—		412	—		412
Capital Surplus	13,920	—		13,920	—		13,920
Retained earnings	31,198	(1,719	)(5)	29,479	(36,382	)(10)	(6,903)
Comprehensive income / (expense)	(1,483)	—		(1,483)	812	(11)	(671)
Less: Treasury stock, 380 shares, at cost	(2,384)	—		(2,384)	—		(2,384)
—Unearned portion of restricted stock	(119)	—		(119)	—		(119)

TOTAL STOCKHOLDERS' EQUITY	41,544	(1,719)		39,825	(35,570)		4,255

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	105,231	(1,719)		103,512	(59,114)		44,398

Book Value Per Share	$2.57						$1.09

(1)
Net cash proceeds received from the sale of the Casa Real Estate.

(2)
Current federal tax benefit from the sale of the Casa Real Estate

(3)
Represents the net book value of the Casa Real Estate sold.

(4)
Represents the reversal of deferred taxes associated with the Casa Grande real estate.

(5)
Represents the after tax book loss associated with the sale of the Casa Real Estate.

(6)
Represents net cash received from sale of assets to Platinum.

(7)
Adjustments for assets sold and liabilities assumed upon sale to Platinum and adjustment to long term deferred taxes ($358) for the disposition of the remaining machinery and equipment at the Casa Grande facility.

(8)
Current federal tax benefit from assets sold and liabilities assumed upon sale to Platinum.

(9)
Represents the reversal of defer tax liability asssociated with the assets sold and liabilities assumed upon sale to Platinum ($3,768 and write down of deferred tax asset for the Mexico operations ($1,330).

(10)
Represents the after-tax book loss associated with the Platinum transaction.

(11)
Represents the reversal of the Other Comprehensive Income previously recorded for Pension liabilities and the exchange rate adjustment on the Mexico assets assumed by Platinum.

(12)
Adjustments for assets sold as part of the Platinum transaction ($33,607) and the write down ($930) of remaining machinery and equipment at the Casa Grande facility to net realizable value.

  Under the Proposed Sale, there is a change of ownership clause in certain employment contracts that will result in a severance payout of $1.2 million. The Proforma Balance Sheet assumes that this severance is paid out before the end of the year. The Cash was reduced by the $1.2 million and Prepaid Taxes were increased by approximately $.4 million as a result.

Contingent Liability

  During 2002, the Company initiated a testing and repair program on internal flange poles sold by the Company since 1999. Through September 2002, the Company had expensed $3.7 million and was largely complete with the program. In October 2002 the Company was contacted by an employee of an independent testing organization retained by the Company to assist in the internal flange pole tetsting program. This individual alleged certain problems with that organization's test results that called into question the integrity of those results. The Company's own investigation of the individual's allegations confirmed certain problems with that organization's test results. The Company is still in the process of evaluating the full nature and extent of the problems. Additionally, a customer has recently notified the Company that in light of these new issues, it has commenced its own testing and repair program of the internal flange poles that it purchased from the Company. The customer also recently notified the Company that it expects reimbursement for any losses and expenses it incurs in testing and repairing any problems with the internal flange poles.

  Although the Company's potential exposure to its customer cannot be estimated at this time, the amount is likely to be material to the Company.

ROHN Industries, Inc. and Subsidiaries
Pro Forma Statements of Income
(in thousands except per share data)
(unaudited)

	Nine Months Ended September 30, 2002
	As Reported	Casa Grande Facility		Subtotal	Transaction with Platinum Equity		Retained Business
Net Sales	87,048	149	(1)	86,899	86,899	(6)	—
Cost of Products Sold	83,350	888	(2)	82,462	82,462	(6)	—

Gross Profit	3,698	(739)		4,437	4,437		—
	4.2%	-496.0%		5.1%	5.1%
Operating Expenses:
Selling Expense	5,737	—		5,737	5,737	(7)	—
General and Administrative Expense	10,044	6	(3)	10,038	7,076	(8)	2,962

Total Operating Expense	15,781	6		15,775	12,813		2,962
	18.1%	4.0%		18.2%	14.7%
Operating (Loss)/Income	(12,083)	(745)		(11,338)	(8,376)		(2,962)
	-13.9%	-500.0%		-13.0%	-9.6%
Interest Income	118	—		118	—		118
Interest Expense	2,527	3	(4)	2,524	—		2,524
Other Income	170	—		170	—		170

(Loss)/Income Before Taxes	(14,322)	(748)		(13,574)	(8,376)		(5,198)
Income Tax (Benefit) Provision	(5,514)	(288	)(5)	(5,226)	(3,225	)(9)	(2,001)

Net (Loss)/Income Before Extraordinary Item	(8,808)	(460)		(8,348)	(5,151)		(3,197)

Earnings per Share Before Extraordinary Item:
Basic:
(Loss)/Income	(0.21)	(0.01)		(0.20)	(0.12)		(0.08)
Diluted:
(Loss)/Income	(0.21)	(0.01)		(0.20)	(0.12)		(0.08)
Weighted Average Shares Outstanding:
Basic	41,103	41,103		41,103	41,103		41,103

Diluted	41,188	41,188		41,188	41,188		41,188

(1)
Represents net sales of Equipment Enclosures from the Casa Grande facility.

(2)
Represents cost of goods sold and facility related expenses for the Casa Grande facility.

(3)
Represents direct General and Administrative expenses for the Casa Grande facility.

(4)
Represents interest expense paid on property taxes for the Casa Grande facility.

(5)
Represents tax benefit based on the statutory rates for the respective period.

(6)
Represents net sales and cost of goods sold for the operations sold as part of the Platinum transaction including the Tower Segment (both Peoria and Frankfort, the Bessemer portion of the Equipment Enclosures segment, and the Construction Segment (both Peoria and Mexico).

(7)
Represents direct selling expenses for the corporation for all operations included in the Platinum transaction including Peoria, Frankfort, Bessemer, and Mexico.

(8)
Represents direct General and Administrative expenses for all operations included in the Platinum transaction including Peoria, Frankfort, Bessemer, and Mexico. Specific Corporate expenses were excluded including legal and consulting expenses, amortization of bank fees, restricted stock amortization expense, and Directors compensation expense.

(9)
Represents tax benefit based on the statutory rates for the respective period.

ROHN Industries, Inc. and Subsidiaries
Pro Forma Statements of Income
(in thousands except per share data)
(unaudited)

	Twelve Months Ended December 31, 2001
	As Reported	Casa Grande Facility		Subtotal	Transaction with Platinum Equity		Retained Business
Net Sales	238,135	8,918	(1)	229,217	229,217	(5)	—
Cost of Products Sold	199,616	7,685	(2)	191,931	191,931	(5)	—

Gross Profit	38,519	1,233		37,286	37,286		—
	16.2%	13.8%		16.3%	16.3%
Operating Expenses:
Selling Expense	11,366	169	(3)	11,197	11,197	(6)	—
General and Administrative Expense	24,351	4,479	(3)	19,872	17,286	(7)	2,586

Total Operating Expense	35,717	4,648		31,069	28,483		2,586
	15.0%	52.1%		13.6%	12.4%
Operating (Loss)/Income	2,802	(3,415)		6,217	8,803		(2,586)
	1.2%	-38.3%		2.7%	3.8%
Interest Income	606	—		606	—		606
Interest Expense	3,843	—		3,843	—		3,843
Other Income	—	—		—	—		—

(Loss)/Income Before Taxes	(435)	(3,415)		2,980	8,803		(5,823)
Income Tax (Benefit) Provision	(167)	(1,315	)(4)	1,148	3,389	(8)	(2,241)

Net (Loss)/Income Before Extraordinary Item	(268)	(2,100)		1,832	5,414		(3,582)

Earnings per Share Before Extraordinary Item:
Basic:
(Loss)/Income	(0.01)	(0.05)		0.04	0.12		(0.08)
Diluted:
(Loss)/Income	(0.01)	(0.05)		0.04	0.12		(0.08)
Weighted Average Shares Outstanding:
Basic	44,546	44,546		44,546	44,546		44,546

Diluted	45,008	45,008		45,008	45,008		45,008

(1)
Represents net sales of Equipment Enclosures from the Casa Grande facility.

(2)
Represents cost of goods sold for Equipment Enclosures from the Casa Grande facility.

(3)
Represents direct Selling and General and Administrative expenses for the Casa Grande facility.

(4)
Represents tax benefit based on the statutory rates for the respective period.

(5)
Represents net sales and cost of goods sold for the operations sold as part of the Platinum transaction including the Tower Segment (both Peoria and Frankfort, the Bessemer portion of the Equipment Enclosures segment, and the Construction Segment (both Peoria and Mexico).

(6)
Represents direct selling expenses for the corporation for all operations included in the Platinum transaction including Peoria, Frankfort, Bessemer, and Mexico.

(7)
Represents direct General and Administrative expenses for all operations included in the Platinum transaction including Peoria, Frankfort, Bessemer, and Mexico. Specific Corporate expenses were excluded including legal and consulting expenses, amortization of bank fees, restricted stock amortization expense, and Directors compensation expense.

(8)
Represents tax benefit based on the statutory rates for the respective period.

THE NAME CHANGE

        The following proposal describes an amendment to ROHN's certificate of incorporation.

Purpose and Effect

        ROHN will amend its certificate of incorporation in order to change its corporate name, as required by the terms of the Proposed Sale, if the Proposed Sale is consummated. Pursuant to the Asset Purchase Agreement, ROHN has agreed to sell substantially all of its intellectual property to Platinum, including its rights to the name "ROHN." To change the name of the corporation, ROHN must amend its certificate of incorporation. ROHN's certificate of incorporation cannot be amended without the approval of its stockholders. The change of name will be the only effect of the amendment to ROHN's certificate of incorporation.

Recommendation

        ROHN's Board of Directors recommends approval of the amendment to change the name of ROHN to "Peoria Tower Corp." or such other name as shall be determined by ROHN.

Interests of Certain Persons in the Name Change

        To the best of ROHN's knowledge, no officer, director, or holder of at least five percent (5%) of ROHN's Common Stock has an interest, financial or otherwise, in the Name Change different from that of any other holder of Common Stock of ROHN.

Effectiveness

        The Company reserves the right, upon notice to the stockholders, to abandon or modify the Name Change at any time prior to the filing of the amendment to the Company's certificate of incorporation with the Secretary of State of the State of Delaware upon consent of the Board of Directors. The Board of Directors expects that it will abandon the Name Change if the Proposed Sale is not consummated. If the Name Change is modified in a material respect following the mailing of this Information Statement, ROHN will redistribute a revised Information Statement to reflect the modifications to the Name Change as required by the applicable federal securities laws.

THE ALTERNATIVE TRANSACTION

        The specific terms and conditions of the Alternative Transaction have not yet been determined and the Board of Directors has not yet approved the Alternative Transaction. The Board of Directors is soliciting stockholder approval of the Alternative Transaction in the event the Proposed Sale is not able to be consummated. The Trust has indicated that it will support the Alternative Transaction, subject to the satisfaction of certain conditions discussed below, which may or may not be satisfied.

        Even if the Trust fails to provide its written consent to the Alternative Transaction, ROHN may elect to consummate the Alternative Transaction if it concludes that the approval of its stockholders is not required under either Delaware law or other applicable law.

        ROHN and its advisors have considered several possible alternative transactions to permit ROHN to realize the tax refund that the Company projects it will receive upon a sale of substantially all of its assets by the end of the calendar year. As discussed above, if ROHN sells, assigns, transfers or otherwise disposes of substantially all of its assets after the end of this calendar year, ROHN will only be able to carry back the expected tax loss for two years rather than five years, and in such event will only be able to obtain refunds of income taxes paid for the two years preceding the year of sale rather than the five years preceding the year of sale.

        In light of the significant conditions to the consummation of the Proposed Sale, ROHN has determined that it is in the best interests of ROHN and its stockholders and creditors to continue pursuing an alternative transaction, in the event that the Proposed Sale cannot be consummated. ROHN has further determined that it is in the best interests of its stockholders and creditors to seek pre-approval from its stockholders for the Alternative Transaction because the Board of Directors has determined that the Alternative Transaction is the best alternative currently available to the Company, its stockholders and its creditors should the Proposed Sale fail to be consummated for any reason. Under Delaware law, the stockholders may approve the sale of substantially all of ROHN's assets prior to the approval of such a transaction by ROHN's Board of Directors.

        The Company believes that the Trust will support the Alternative Transaction if it receives assurances regarding the Company's ability to realize the tax benefits expected to result from the Alternative Transaction and assurances from the lenders under the Company's bank credit facility that the lenders would provide adequate liquidity to the Company to implement the Alternative Transaction. As of the date of this Information Statement, the Trust had not committed to approve the Alternative Transaction and the conditions imposed by the Trust for its approval of such proposal have not been satisfied.

Parties

        ROHN has not entered into any agreement to consummate the Alternative Transaction. ROHN currently expects that if the Alternative Transaction were to be consummated, ROHN would transfer substantially all of the assets to be disposed of in the Alternative Transaction to a special purpose entity created by the lenders under ROHN's bank credit facility. It is possible, however, that some of the assets to be included in the Alternative Transaction would be sold to other third parties.

Likely Structure of the Alternative Transaction

        Under the Alternative Transaction, ROHN would transfer the assets to be included in the Alternative Transaction to a special purpose entity created by the lenders under the Company's bank credit facility (or the administrative agent under the bank credit facility) in exchange for the cancellation or extinguishment of a portion of ROHN's outstanding indebtedness under the bank credit facility. The lenders under ROHN's bank credit facility are ROHN's largest creditors. In addition, the lenders under the bank credit facility have a security interest in substantially all of ROHN's assets. The Alternative Transaction may combine the transfer of assets to the special purpose entity in exchange for the cancellation of indebtedness under ROHN's bank credit facility with the sale of some of the assets to be included in the Alternative Transaction to other third parties for cash.

Assets to Be Sold

        ROHN expects that the Alternative Transaction would include the following assets:

  •
  the Company's facilities located in Bessemer, Alabama;

  •
  a portion of the Company's facilities located in Peoria, Illinois;

  •
  most of the inventory, equipment and personal property located at the Company's facilities located in Bessemer, Alabama;

  •
  most of the inventory and some of the equipment and personal property located in Peoria, Illinois;

  •
  aged or troubled accounts receivable generated by the sales from the facilities located in Bessemer, Alabama and Peoria, Illinois; and

  •
  to the extent not already subject to an agreement of sale, the Company's facilities located in Casa Grande, Arizona.

        The machinery to be sold in the Alternative Transaction would probably include some presses, cranes and welding stations, but much of the equipment currently located at the Company's facilities in Peoria, Illinois would be retained by the Company and moved to Frankfort, Indiana. The Alternative Transaction would most likely include the sale of the Company's galvanizing facilities in Peoria, Illinois but would not include certain of the buildings that could be used as administrative facilities at that location.

        The Company would close the previously announced transaction to sell the Company's facilities located in Casa Grande, Arizona, but if this sale were not to occur prior to the end of this calendar year the Company would likely include that facility in the Alternative Transaction as well.

        The real property located in Frankfort, Indiana and the inventory, equipment, machinery and other tangible personal property located at that location would not be included in the Alternative Transaction. In addition, as noted above, ROHN would likely keep some, but not all, of the buildings located at the Company's facilities in Peoria, Illinois.

        It is not expected that the special purpose entity created by the lenders under ROHN's bank credit facility or any other third party purchaser of assets would agree to assume any substantial portion of ROHN's liabilities.

Purchase Price or Other Consideration

        The exact purchase price to be paid in the Alternative Transaction has not been determined. However, ROHN is only asking for the approval of its stockholders for the Alternative Transaction based upon ROHN's receipt of net consideration of at least $15.5 million in the transaction or series of transactions, including the projected amount of the tax benefits that the Company expects to realize as a result of the Alternative Transaction. ROHN has received offers to purchase some of the assets to be included in the Alternative Transaction from third parties and is in the process of obtaining appraisals for some of the assets to be included in the Alternative Transaction. ROHN expects to use these offers and appraisals as a basis for determining the appropriate amount to be received by the Company in exchange for these assets. ROHN currently estimates that the assets will be sold or transferred for consideration equal to between $4.0 million and $10 million.

        As of September 30, 2002, the book value of the assets proposed to be transferred or sold in the Alternative Transaction was approximately $38.0 million, which represents a pre-tax loss of approximately $34.0 million, assuming ROHN receives $4.0 million of consideration for the assets.

        In exchange for the sale, assignment, transfer or other disposition of its assets to a special purpose entity established by the lenders under the Company's bank credit facility, ROHN would expect that an agreed upon amount of outstanding indebtedness under the facility would be cancelled and extinguished. In addition to any consideration ROHN receives at the closing of the Alternative Transaction, ROHN may also receive a portion of the net proceeds to be received by the special purpose entity from a purchaser or transferee of the assets upon their sale by the special purpose entity at some later date. This consideration would likely be in the form of the cancellation of additional indebtedness under the Company's bank credit facility. The contingent portion of any consideration to be received by ROHN upon the sale of assets would likely not exceed 50% of the aggregate consideration ROHN would expect to receive as a result of the transaction and would likely be capped at an amount no greater than that percentage.

Expected Closing Conditions

        ROHN would not be able to consummate the Alternative Transaction without the approval of the lenders under its bank credit facility. If the Alternative Transaction constitutes a sale of substantially all of ROHN's assets under Delaware law, ROHN would also be required to obtain the approval of its stockholders prior to consummating the Alternative Transaction. Even if the Trust fails to provide its written consent to the Alternative Transaction, ROHN may elect to consummate the Alternative Transaction if it concludes that the approval of its stockholders is not required under either Delaware law or other applicable law. The Trust has indicated that it will support the Alternative Transaction, subject to the satisfaction of certain conditions discussed below, which may or may not be satisfied. Specifically, the Trust has stated that it believes that the success of the Alternative Transaction depends upon the realization of the tax benefits that the Company expects to receive from the Alternative Transaction and the ability of the Company to address its liquidity problems. Accordingly, the Trust has stated that it would require that it have great confidence in whatever assurances the Company will have obtained on the realization of the tax benefits and the commitment of the lenders under the Company's bank credit facility to provide adequate funding. Furthermore, the obligations of ROHN and any other party to the Alternative Transaction to consummate the Alternative Transaction would likely be subject to the satisfaction or waiver of certain other conditions customary to transactions similar to the Alternative Transaction.

Closing of the Alternative Transaction

        ROHN currently believes that the Alternative Transaction would be consummated, if at all, only if it will close prior to the end of this calendar year. ROHN currently anticipates that consummation of the Alternative Transaction would occur no sooner than twenty (20) days after the date this Information Statement is first mailed to stockholders. The Alternative Transaction will not close if the Proposed Sale closes.

        Under the terms of the Asset Purchase Agreement, the Sellers can terminate the Asset Purchase Agreement if the Proposed Sale has not been consummated on or prior to December 30, 2002. If the Board of Directors determines that the Proposed Sale cannot be consummated prior to the end of this calendar year and that the Alternative Transaction can be consummated prior to the end of this calendar year, the Sellers would likely terminate the Asset Purchase Agreement on or about December 30, 2002 and close the Alternative Transaction thereafter.

Absence of Approval by the Board of Directors

        ROHN'S BOARD OF DIRECTORS HAS NOT YET APPROVED THE ALTERNATIVE TRANSACTION. The Board of Directors will determine whether or not to approve the Alternative Transaction once it has been presented to it for its consideration and once additional information about the likelihood of consummating the Proposed Sale is available. The Board of Directors has determined that it is likely that it would approve the Alternative Transaction if the Proposed Sale could not be consummated prior to the end of this calendar year.

Recommendation

        ROHN's Board of Directors recommends that the stockholders of ROHN approve the Alternative Transaction.

        Among the reasons to accept the Alternative Transaction would be the following: (i) the Alternative Transaction would likely permit the Company to realize all or a substantial portion of the possible tax refund resulting from a sale of a substantial portion of the Company's assets; (ii) the Company expects that the proceeds from the Alternative Transaction, together with the proceeds from the expected tax refund, will enable the Company to substantially repay the lenders under its bank credit facility and possibly its other creditors; (iii) the Company would pursue the Alternative Transaction only if the Proposed Sale cannot be consummated by the end of this calendar year as a means to maximize the assets of the Company for the benefit of its stockholders and creditors; and (iv) the Alternative Transaction would permit the Company to attempt to continue to operate as a going concern, with the goal of maximizing the value of ROHN over the medium-to-long-term.

Special Risks Relating to the Alternative Transaction

        The Alternative Transaction will, if consummated, involve a sale of at least a substantial portion of the Company's assets. Accordingly, the Alternative Transaction involves substantial risks, including risks associated with the expected difficulties in its implementation and the uncertainty that it will be consummated. The terms of the Alternative Transaction have not yet been finalized, including the exact amount of consideration to be received by the Company for the transfer of the assets that are the subject of the Alternative Transaction. If the Alternative Transaction is consummated, the Company expects to continue to experience significant liquidity issues, which will depend upon the terms of the Company's bank credit facility. In addition, the industry in which the Company operates has been turbulent, as telecommunications providers have significantly reduced their capital spending, and the Company expects that this turbulence will continue for the forseeable future following the Alternative Transaction. The proceeds received by the Company as a result of the Alternative Transaction and any assets the Company currently has may not be enough to satisfy all of the Company's liabilities. The Alternative Transaction is not expected to result in any dividend or other distribution to the Company's stockholders. ROHN's stockholders should review this Information Statement carefully and consider these risks in connection with the Alternative Transaction.

Interests of Certain Persons in the Alternative Transaction

        Except for any payments described under the heading "Management Employment and Transaction Bonus Agreements," to the best of ROHN's knowledge, no officer, director or holder of at least five percent (5%) of ROHN's Common Stock has a financial interest in the Alternative Transaction different from that of any other holder of Common Stock of ROHN.

Management Employment and Transaction Bonus Agreements

        ROHN entered into transaction bonus agreements, dated October 3, 2002, with Messrs. Ward, Pemberton and Dix, as described above in the Section "The Proposed Sale—Management Employment And Transaction Bonus Agreements." It is not expected that transaction bonus payments would become payable as a result of the Alternative Transaction.

        ROHN has also entered into employment agreements with Messrs. Ward, Ahlstrom, Dix, Brinker, Grove, Hammond, Jablonski and Cordrey. Under each of these agreements, in the event of a termination of employment by ROHN without "cause" or, except in the case of Mr. Cordrey, by the executive for "good reason," the executive becomes entitled to severance equal to 12 months of continued base salary. If the Alternative Transaction is considered a sale of all or substantially all of ROHN's assets under Illinois law, as a result of the Alternative Transaction, the employment of some or all of the executives listed above may be terminated either by ROHN without cause or by the executive with good reason. In such event, ROHN could be obligated to pay a maximum amount of approximately $1.2 million in severance payments as a result of the Alternative Transaction.

Business Activities Following the Alternative Transaction

        If the Alternative Transaction is consummated, which will only occur if the Proposed Sale cannot be consummated, ROHN expects that it will consolidate all of its manufacturing operations into its facility in Frankfort, Indiana and continue to operate as a going concern. The transfer of its equipment to Frankfort and conversion of its facilities will take several months. ROHN's headquarters, sales offices and engineering capabilities would remain at the retained portion of the Company's facilities in Peoria, Illinois. ROHN would outsource any future galvanizing needs, as it expects to have sold or transferred its galvanizing facilities in Peoria, Illinois.

        ROHN currently expects to offer substantially the same product lines at its consolidated manufacturing facility in Frankfort as it has been able to offer while using multiple manufacturing locations, but at a reduced capacity. ROHN will not continue to offer products related to its Enclosures Division, as it has already announced that it expects to exit that business by the end of this calendar year.

Liquidity Issues and Viability as a Going Concern Following the Consummation of the Alternative Transaction

        ROHN expects that it will continue to have significant liquidity issues if it consummates the Alternative Transaction. The Company's liquidity situation will be largely dependant on the terms of any amendments or modifications to the Company's bank credit facility and the results of its operations. The Company cannot predict if it would have sufficient assets to satisfy its obligations or any future obligations that may arise as the Company continued its operations, even after receipt of the projected tax benefits that it expects to realize as a result of the Alternative Transaction. In addition, the industry in which the Company operates has been turbulent, as telecommunications providers have significantly reduced their capital spending, and the Company expects that this turbulence will continue for the foreseeable future following the Alternative Transaction. If ROHN is unable to survive as a going concern based on its reduced business operations contemplated by the Alternative Transaction, ROHN may follow one of the following courses of action: (i) wind down its remaining businesses and dissolve or (ii) file for bankruptcy.

Use of Proceeds

        ROHN expects that the proceeds of the Alternative Transaction will be used to repay or would have the effect of cancelling or extinguishing outstanding indebtedness under ROHN's bank credit facility. The Alternative Transaction is not expected to result in any dividend or other distribution to the Company's stockholders.

Regulatory Approvals

        ROHN does not expect that it will be required to obtain any material governmental or regulatory approvals in connection with the Alternative Transaction other than compliance with applicable securities laws and applicable provisions of the Delaware General Corporation Law.

Federal Income Tax Consequences

        ROHN expects that the Alternative Transaction would be a taxable transaction to ROHN for United States federal income tax purposes but would not expect any such transaction to have any material direct tax consequences for ROHN's stockholders. ROHN anticipates that it will recognize an ordinary income loss on the Alternative Transaction. It is anticipated, however, that ROHN will be entitled to a tax refund resulting from the carry back of these net operating losses and applied to taxes previously paid by ROHN. The receipt by ROHN of the tax benefits that it expects as a result of the Alternative Transaction is not expected to result in any dividend or other distribution to the Company's stockholders.

Effectiveness

        The Company reserves the right, upon notice to the stockholders and subject to the terms of the Asset Purchase Agreement, to abandon or modify the Alternative Transaction at any time prior to the consummation of the Alternative Transaction upon consent of the Board of Directors.

PRO FORMA SELECTED CONSOLIDATED FINANCIAL INFORMATION
(UNAUDITED)

        The following unaudited pro forma consolidated statements of income reflect the historical results of ROHN for the nine month period ended September 30, 2002 and the twelve month period ended December 31, 2001, adjusted to give pro forma effect to the Alternative Transaction as if the transaction, as currently conceived, had occurred at the beginning of the earliest period presented.

        The following unaudited pro forma balance sheet as of September 30, 2002 reflects the historical accounts of ROHN as of that date adjusted to give pro forma effect to the Alternative Transaction as if the transaction, as currently conceived, had occurred as of September 30, 2002.

        The pro forma consolidated financial statements should be read in conjunction with the description of the Proposed Sale contained in this Information Statement and the Consolidated Financial Statements and related notes and the unaudited financial statements and related notes of ROHN for the quarter and nine months ended September 30, 2002, which are included in ROHN's amended Annual Report on Form 10-K for the year ended December 31, 2001 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2002, which are attached to this Information Statement as Appendix C and Appendix D, respectively. ROHN believes that the assumptions used in the following statements provide a reasonable basis on which to present the pro forma financial statements. The pro forma financial statements are provided for informational purposes only and should not be construed to be indicative of ROHN's financial condition or results of operations had the Alternative Transaction been consummated on the dates assumed and are not intended to project ROHN's financial condition on any future date or results of operations for any future period.

        The pro forma consolidated financial statements are presented in connection with the Alternative Transaction as currently conceived. The pro forma consolidated financial statements may not be an appropriate reflection of ROHN if any transaction other than the Alternative Transaction is consummated or if the Alternative Transaction is modified significantly from the transaction as it is currently conceived. In particular, the pro forma financial statements are not be an appropriate presentation of ROHN following consummation of the Proposed Sale.

Rohn Industries, Inc. and Subsidiaries
Pro Forma Balance Sheets
(in thousands except per share data)
(unaudited)

	September 30, 2002
	As Reported	Casa Grande Adjustments		Subtotal	Alternative Transaction		Retained Business
ASSETS
CURRENT ASSETS
Cash and cash equivalents	370	2,945	(1)	3,315	—		3,315
Accounts, notes and other receivables, net	22,709	—		22,709	(1,000	)(6)	21,709
Inventories	22,665	—		22,665	(14,417	)(6)	8,248
Prepaid income taxes	5,506	2,138	(2)	7,644	13,906	(7)	21,550
Current deferred income taxes	5,786	—		5,786	(2,271	)(8)	3,515
Prepaid expenses	1,370	—		1,370	—		1,370

TOTAL CURRENT ASSETS	58,406	5,083		63,489	(3,782)		59,707

Plant and equipment, net	40,003	(5,316	)(3)	34,687	(22,547	)(6)	12,140
Other assets	4,736	(1,486	)(4)	3,250	960	(9)	4,210
Long term assets of discontinued operations	2,086	—		2,086	—		2,086

TOTAL ASSETS	105,231	(1,719)		103,512	(25,369)		78,143

LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
Current portion of long term debt	37,415	—		37,415	(3,962	)(10)	33,453
Accounts payable	12,840	—		12,840	—		12,840
Accrued liabilities and other	8,354	—		8,354	1,788	(11)	10,142
Deferred revenue	606	—		606	—		606
Liabilities of discontinued operations	119	—		119	—		119

TOTAL CURRENT LIABILITIES	59,334	—		59,334	(2,174)		57,160

OTHER LIABILITIES
Long Term Debt and other obligations	—	—		—	—		—
Nonpension post retirement benefits	4,353	—		4,353	—		4,353

TOTAL LIABILITIES	63,687	—		63,687	(2,174)		61,513

STOCKHOLDERS' EQUITY
Common Stock, $0.01 par value—80,000 shares authorized and 40,889 shares issued and outstanding	412	—		412	—		412
Capital Surplus	13,920	—		13,920	—		13,920
Retained earnings	31,198	(1,719	)(5)	29,479	(23,195	)(12)	6,284
Comprehensive income/(expense)	(1,483)	—		(1,483)	—		(1,483)
Less: Treasury stock, 380 shares, at cost	(2,384)	—		(2,384)	—		(2,384)
—Unearned portion of restricted stock	(119)	—		(119)	—		(119)

TOTAL STOCKHOLDERS' EQUITY	41,544	(1,719)		39,825	(23,195)		16,630

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY	105,231	(1,719)		103,512	(25,369)		78,143

Book Value Per Share	$2.57						$1.91

(1)
Net cash proceeds received from the sale of the Casa Real Estate.

(2)
Current federal tax benefit from the sale of the Casa Real Estate

(3)
Represents the net book value of the Casa Real Estate sold.

(4)
Represents the reversal of deferred taxes associated with the Casa Grande real estate.

(5)
Represents the aftertax book loss associated with the sale of the Casa Real Estate.

(6)
Represents the net book value of the assets disposed of in the Alternative Transaction.

(7)
Current federal tax benefit from the sale of the Alternative Transaction Assets.

(8)
Represents the reversal of current deferred taxes associated with the Alternative Transaction Assets.

(9)
Represents the reversal of deferred taxes associated with the Alternative Transaction Assets.

(10)
Represents the net reduction in debt consideration received from the sale of the Alternative Transaction Assets.

(11)
Represents severence liabilities from the sale of the Alternative Transaction Assets.

(12)
Represents the aftertax book loss associated with the sale of the Alternative Transaction Assets.

Contingent Liability

  During 2002, the Company initiated a testing and repair program on internal flange poles sold by the Company since 1999. Through September 2002, the Company had expensed $3.7 million and was largely complete with the program. In October 2002, the Company was contacted by an employee of an independent testing organization retained by the Company to assist in the internal flange pole tetsting program. This individual alleged certain problems with that organization's test results that called into question the integrity of those results. The Company's own investigation of the individual's allegations confirmed certain problems with that organization's test results. The Company is still in the process of evaluating the full nature and extent of the problems. Additionally, a customer has recently notified the Company that in light of these new issues, it has commenced its own testing and repair program of the internal flange poles that it purchased from the Company. The customer also recently notified the Company that it expects reimbursement for any losses and expenses it incurs in testing and repairing any problems with the internal flange poles.

  Although the Company's potential exposure to its customer cannot be estimated at this time, the amount is likely to be material to the Company.

ROHN Industries, Inc. and Subsidiaries
Pro Forma Statements of Income
(in thousands except per share data)
(unaudited)

	Nine Months Ended September 30, 2002
	As Reported	Casa Grande Facility		Subtotal	Alternative Transaction		Retained Business
Net Sales	87,048	149	(1)	86,899	18,129	(6)	68,770
Cost of Products Sold	83,350	888	(2)	82,462	18,807	(7)	63,655

Gross Profit	3,698	(739)		4,437	(678)		5,115
	4.2%	-496.0%		5.1%	-3.7%
Operating Expenses:
Selling Expense	5,737	—		5,737	358	(8)	5,379
General and Administrative Expense	10,044	6	(3)	10,038	561	(9)	9,477

Total Operating Expense	15,781	6		15,775	919		14,856
	18.1%	4.0%		18.2%	5.1%
Operating (Loss)/Income	(12,083)	(745)		(11,338)	(1,597)		(9,741)
	-13.9%	-500.0%		-13.0%	-8.8%
Interest Income	118	—		118	—		118
Interest Expense	2,527	3	(4)	2,524	5	(10)	2,519
Other Income	170	—		170	—		170

(Loss)/Income Before Taxes	(14,322)	(748)		(13,574)	(1,602)		(11,972)
Income Tax (Benefit)/Provision	(5,514)	(288	)(5)	(5,226)	(617	)(10)	(4,609)

Net (Loss)/Income Before Extraordinary Item	(8,808)	(460)		(8,348)	(985)		(7,363)

Earnings per Share Before Extraordinary Item:
Basic:
(Loss)/Income	(0.21)	(0.01)		(0.20)	(0.02)		(0.18)
Diluted:
(Loss)/Income	(0.21)	(0.01)		(0.20)	(0.02)		(0.18)
Weighted Average Shares Outstanding:
Basic	41,103	41,103		41,103	41,103		41,103

Diluted	41,188	41,188		41,188	41,188		41,188

(1)
Represents net sales of Equipment Enclosures from the Casa Grande facility.

(2)
Represents cost of goods sold and facility related expenses for the Casa Grande facility.

(3)
Represents direct General and Administrative expenses for the Casa Grande facility.

(4)
Represents interest expense paid on property taxes for the Casa Grande facility.

(5)
Represents tax benefit based on the statutory rates for the respective period.

(6)
Represents net sales for the Equipment Enclosures Segement for product manufactured at the Bessemer, Alabama facility.

(7)
Represents cost of goods sold for the Equipment Enclosure Segment for Product manufactured at the Bessemer, Alabama facility ($17,801) and depreciatiation for the Tower segment associated with the building and machinery and equipment remaining in Peoria ($1,006).

(8)
Represents direct selling expenses for the Equipment Enclosures Segment from the Bessemer, Alabama facility ($253), direct selling expenses for the Tower Segment in Brazil ($105).

(9)
Represents direct General and Administrative expenses for Equipment Enclosures Segment from the Bessemer, Alabama facility ($561).

(10)
Represents tax benefit based on the statutory rates for the respective period.

ROHN Industries, Inc. and Subsidiaries
Pro Forma Statements of Income
(in thousands except per share data)
(unaudited)

	Twelve Months Ended December 31, 2001
	As Reported	Casa Grande Facility		Subtotal	Alternative Transaction		Retained Business
Net Sales	238,135	8,910	(1)	229,225	90,231	(6)	138,994
Cost of Products Sold	199,616	7,685	(2)	191,931	78,296	(7)	113,635

Gross Profit	38,519	1,225		37,294	11,935		25,359
	16.2%	13.7%		16.3%	13.2%
Operating Expenses:
Selling Expense	11,366	169	(3)	11,197	2,366	(8)	8,831
General and Administrative Expense	24,351	4,479	(4)	19,872	2,415	(9)	17,457

Total Operating Expense	35,717	4,648		31,069	4,781		26,288
	15.0%	52.2%		13.6%	5.3%
Operating (Loss)/Income	2,802	(3,423)		6,225	7,154		(929)
	1.2%	-38.4%		2.7%	7.9%
Interest Income	606	—		606	—		606
Interest Expense	3,843	—		3,843	85	(10)	3,758
Other Income	—	—		—	—		—

(Loss)/Income Before Taxes	(435)	(3,423)		2,988	7,069		(4,081)
Income Tax (Benefit) Provision	(167)	(1,315	)(5)	1,148	2,721	(11)	(1,574)

Net (Loss)/Income Before Extraordinary Item	(268)	(2,108)		1,840	4,347		(2,507)

Earnings per Share Before Extraordinary Item:
Basic:
(Loss)/Income	(0.01)	(0.05)		0.04	0.10		(0.06)
Diluted:
(Loss)/Income	(0.01)	(0.05)		0.04	0.10		(0.06)
Weighted Average Shares Outstanding:
Basic	44,546	44,546		44,546	44,546		44,546

Diluted	45,008	45,008		45,008	45,008		45,008

(1)
Represents net sales of Equipment Enclosures from the Casa Grande facility.

(2)
Represents cost of goods sold for Equipment Enclosures from the Casa Grande facility.

(3)
Represents direct Selling and General and Administrative expenses for the Casa Grande facility.

(4)
Represents tax benefit based on the statutory rates for the respective period.

(5)
Represents tax benefit based on the statutory rates for the respective period.

(6)
Represents net sales for the Equipment Enclosures Segement for product manufactured at the Bessemer, Alabama facility.

(7)
Represents cost of goods sold for the Equipment Enclosure Segment for Product manufactured at the Bessemer, Alabama facility ($77,253), depreciatiation for the Tower segment associated with the building and machinery and equipment remaining in Peoria ($1,042), and cost of goods sold associated with the Brazil office ($1).

(8)
Represents direct selling expenses for the Equipment Enclosures Segment from the Bessemer, Alabama facility ($2,241) and direct selling expenses for the Tower Segment in Brazil ($125).

(9)
Represents direct General and Administrative expenses for Equipment Enclosures Segment from the Bessemer, Alabama facility ($2,415).

(10)
Reduction in interest expense represents elimination of interest expense incurred for three month on the Industrial Development Bonds associated with the Bessemer, Alabama facility.

(11)
Represents tax expense based on the statutory rates for the respective period.

STOCK PERFORMANCE AND STOCK OWNERSHIP DATA

Historical Market Price

        The Common Stock of ROHN was traded on the Nasdaq National Market under the symbol "ROHN" until October 11, 2002. On October 14, 2002, the Common Stock of ROHN began trading on the on the Nasdaq SmallCap Market, also under the symbol "ROHN". The following table sets forth, for the periods indicated, the high and low sales prices per share of ROHN's Common Stock, as reported by the Nasdaq National Market and Nasdaq SmallCap Market, as appropriate.

	HIGH	LOW
Fiscal Year ended December 31, 2000
March 31, 2000	$6.22	$2.69
June 30, 2000	4.81	2.50
September 29, 2000	5.13	3.88
December 29, 2000	5.38	3.13
Fiscal Year ended December 31, 2001
March 30, 2001	4.75	3.19
June 29, 2001	6.37	3.66
September 28, 2001	6.25	1.67
December 31, 2001	3.12	1.65
Fiscal Year ended December 31, 2002 (to date)
March 29, 2002	2.24	1.10
June 28, 2002	1.54	.22
September 30, 2002	.45	.07
December 31, 2002 (to date)	.17	.04

Recent Market Price

        The following table sets forth the closing price and the high and low sales prices per share of ROHN's Common Stock as reported by the Nasdaq SmallCap Market on November 27, 2002, the last trading day preceding the public announcement of the Proposed Sale, and on December 10, 2002, the latest practicable trading day before the printing of this Information Statement.

	HIGH	LOW
November 27, 2002	$.17	$.13
December 10, 2002	.13	.11

Number of Holders

        As of the Record Date, there were 1,859 holders of record of ROHN's Common Stock.

Security Ownership of Beneficial Owners and Management

        The following table sets forth information as of November 25, 2002 (except as otherwise indicated) regarding the beneficial ownership of Common Stock by: (i) each person or group that has reported beneficial ownership of more than five percent (5%) of the Common Stock outstanding, (ii) the Company's current directors, (iii) the Company's four other most highly compensated executive officers serving at the end of 2001 whose total annual salary and bonus exceeded $100,000 and the Company's other most highly compensated executive officer who served as an executive officer during 2001 but was not serving as an executive officer at the end of 2001 whose total annual salary and bonus exceeded $100,000, and (iv) all of the Company's current directors and executive officers as a group.

        In accordance with the rules promulgated by the Securities and Exchange Commission, the ownership includes shares currently owned as well as shares which the named person has the right to acquire beneficial ownership of within 60 days, including through the exercise of options, warrants or other rights, or through the conversion of a security. Accordingly, more than one person may be deemed to be a beneficial owner of the same securities. Except as otherwise indicated, each stockholder listed below has sole voting and investment power of the shares beneficially owned by that person.

	Common Stock
Beneficial Owner	Amount and Nature of Beneficial Ownership (1)	Percent of Class
5% Stockholders
UNR Asbestos—Disease Claims Trust (2) 100 North Lincolnway North Aurora, Illinois 60542	22,556,558	55.2%
FMR Corp. (3) 82 Devonshire Street Boston, Massachusetts 02109	4,080,400	10.0%
Directors and Executive Officers
Michael E. Levine (2)(4)(5)	22,618,558	55.3%
Stephen E. Gorman (5)	—	—
John H. Laeri, Jr. (2)(5)(6)	22,581,558	55.2%
Gene Locks (5)	5,000	*
Jordan Roderick (5)	4,000	*
Alan Schwartz (5)	6,500	*
Brian B. Pemberton (7)(8)(9)	1,305,000	3.2%
David G. Brinker (8)(9)	48,960	*
James R. Cote (8)	125,833	*
Paul D. Grove (8)(9)	50,000	*
James F. Hurley	106,000	*
Horace Ward (8)(9)	181,500	*
All directors and executive officers as a group (14 persons) (8)(9)	24,581,451	59.6%

*
Less than 1%

(1)
Unless otherwise noted, the persons listed beneficially own all shares set forth opposite their respective names with sole power to vote and dispose of such shares of Common Stock.

(2)
Messrs. Laeri and Levine, together with Ms. Alison Overseth, are trustees of the UNR Asbestos-Disease Claims Trust (the "Trust"). The trustees may be deemed to be beneficial owners of the 22,556,558 shares of Common Stock held by the Trust and, as a result, those shares are included in the shares listed next to each of Messrs. Laeri's and Levine's names. Each of Messrs. Laeri and Levine and Ms. Overseth disclaims beneficial ownership of the shares of Common Stock owned by the Trust.

(3)
Based on a Schedule 13G filed by FMR Corp. ("FMR") with the Securities and Exchange Commission on February 14, 2002. Fidelity Management & Research Company ("Fidelity") is a wholly-owned subsidiary of FMR and is deemed to be the beneficial owner of 4,080,400 shares as a result of acting as investment adviser to Fidelity Low Priced Stock Fund which owns the 4,080,400 shares of Common Stock. Edward C. Johnson 3d and Abigail P. Johnson may also be deemed beneficial owners of the 4,080,400 shares of Common Stock by virtue of their stock ownership in FMR, their shareholders agreement with certain shareholders of FMR with respect to FMR's Class B shares and their positions as chairman and director of FMR, respectively. Neither FMR nor Mr. Johnson has the sole power to vote or direct the voting of the shares owned directly by the Fidelity Funds, which power resides with Fidelity Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by Fidelity Funds' Boards of Trustees.

(4)
Includes 62,000 shares of Common Stock held by Mr. Levine directly.

(5)
Excludes 126,000, 51,529, 71,337, 77,055, 60,792 and 57,312, stock units in the Amended and Restated 1994 Nonemployee Director Stock Ownership Plan for Messrs. Levine, Gorman, Laeri, Locks, Roderick and Schwartz, respectively.

(6)
Includes 25,000 shares of Common Stock held by Mr. Laeri through an IRA account.

(7)
Includes 5,000 shares of Common Stock for which Mr. Pemberton shares voting or investment power with others.

(8)
Includes (A) 1,100,000, (B) 18,750, (C)100,000, (D) 123,333, (E) 50,000, and (F) 108,000 vested options to purchase shares of Common Stock owned by Messrs. (A) Pemberton, (B) Brinker, (C) Hurley, (D) Cote, (E) Grove and (F) Ward, respectively.

(9)
Includes 33,500 shares of Common Stock subject to stock options exercisable within 60 days of November 25, 2002 for Mr. Ward and 33,500 shares of Common Stock subject to stock options exercisable within 60 days of November 25, 2002 for all current directors and executive officers as a group.

OTHER INFORMATION

Interest of Certain Persons in Matters to Be Acted Upon

        To the Company's knowledge, no director, executive officer, or associate of any director, or executive officer, or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in Platinum.

Deadline for Shareholder Proposals for Next Annual Meeting of Stockholders

        The deadline for submitting a shareholder proposal for ROHN's next annual meeting of stockholders is December 10, 2002. Shareholder proposals must be received by the Company at its principal executive offices no later than such date.

Costs of Information Statement

        This Information Statement has been prepared by the Company and its Board of Directors, and the Company will bear the costs of distributing this Information Statement to stockholders, including the expense of preparing, assembling, printing, and mailing the Information Statement. Although there is no formal agreement to do so, the Company may reimburse banks, brokerage houses, and other custodians, nominees and fiduciaries for their reasonable expenses in forwarding this Information Statement and related materials to stockholders. The Company may pay for and use the services of other individuals or companies not regularly employed by the Company in connection with the distribution of this Information Statement if ROHN's Board of Directors determines that this is advisable.

Distribution of Additional Information Upon the Occurrence of Certain Events

        The Company has undertaken that it will provide additional information with respect to this Information Statement in accordance with the federal securities laws in the event that any of the following events occurs, unless either the Proposed Sale or the Alternative Transaction has already been consummated or the Company no longer intends to consummate either such transaction:

  •
  the Alternative Transaction changes such that the information disclosed in this Information Statement provides a materially inaccurate picture of the Alternative Transaction or the minimum amount of consideration with respect to the Alternative Transaction may not be satisfied;

  •
  the Company's audited financial statements included in ROHN's amended Annual Report on Form 10-K for the year ended December 31, 2001, which is attached hereto as Appendix C, become more than sixteen months old;

  •
  the information disclosed in this Information Statement provides a materially inaccurate picture of the Company;

  •
  the Company is required under applicable state law or listing requirements to re-solicit the approval of the stockholders for the actions contemplated by the proposals;

  •
  a party to the Alternative Transaction is an affiliate of the Company;

  •
  the Alternative Transaction is a "going private transaction" under the federal securities laws; or

  •
  the Company is to receive securities of another entity in exchange for the sale, transfer or other disposition of the assets included in the Proposed Sale or the Alternative Transaction.

        Any revised Information Statement provided to stockholders as a result of the occurrence of any of these events would include all required information, including necessary financial information.

Information on Mailing

        The stockholders of the Company are hereby notified that the Company is sending only one copy of this Information Statement to those households in which multiple stockholders shared the same address unless the Company has received instructions from a stockholder requesting that they receive separate copies of this Information Statement. If you are a stockholder who shares the same address as other stockholders of the Company and would like to receive a separate copy of this Information Statement, or further information statements and annual reports, or, if you share the same address as multiple stockholders and you would like the Company to send only one copy of future information statements and annual reports, please contact: Secretary, ROHN Industries, Inc., 6718 West Plank Road, Peoria, Illinois 61604.

                      By Order of the Board of Directors

                      /s/ Alan R. Dix

                      Alan R. Dix
                      Secretary

Peoria, Illinois
December 11, 2002

APPENDIX A

ASSET PURCHASE AGREEMENT
dated as of
November 27, 2002
by and among

ROHN INDUSTRIES, INC.,
ROHN CONSTRUCTION, INC.,
ROHN PRODUCTS, INC.,
ROHN DE MEXICO, S.A. DE C.V.,
ROHN SERVICIOUS, S.A. DE C.V.,
ROHN, INC.,
ROHN INSTALLATION SERVICES, INC.

as the Sellers,
PFRANK LLC,
as Buyer,
and
Solely for purposes of Sections 6.3, 6.5 and 10.4 hereof,
PLATINUM EQUITY LLC,
as Guarantor.

A-i

	3.23	Certain Payments	26
	3.24	Disclosure	27
	3.25	No Additional Representations	27
ARTICLE IV
	REPRESENTATIONS AND WARRANTIES OF BUYER		27
	4.1	Organization	27
	4.2	Authorization	27
	4.3	Consents and Approval; No Violations	27
	4.4	Adequate Funds	28
	4.5	Brokers	28
ARTICLE V
	TAX MATTERS		28
	5.1	Transfer Taxes	28
	5.2	VAT Matters	28
	5.3	Treatment of Payments	28
ARTICLE VI
	OTHER AGREEMENTS		29
	6.1	Conduct of Purchased Divisions	29
	6.2	Review of the Company	29
	6.3	Confidentiality	29
	6.4	Cooperation	30
	6.5	Performance Guarantee	30
	6.6	Use of Trademark and Logo	30
	6.7	Purchased Intellectual Property	30
	6.8	Bulk Transfer Laws	30
	6.9	Employment of the Sellers' Employees	30
	6.10	Continuing Operations	30
	6.11	Other Employee Matters	31
	6.12	No Solicitation	31
	6.13	Amendment to Certificate of Incorporation	32
	6.14	Trading Symbol	32
	6.15	Title Matters	32
	6.16	Performance Bonds	33
	6.17	Updates to Schedules	33
ARTICLE VII
	CONDITIONS TO CLOSING		33
	7.1	Conditions to Obligations of Each Party; No Injunctions, etc	33
	7.2	Conditions to Buyer's Obligations	33
	7.3	Conditions to the Sellers' Obligations	35
ARTICLE VIII
	EVENTS OF TERMINATION		35
	8.1	Events of Termination	35
	8.2	Effect of Termination	37

A-ii

	8.3	Waiver	37
ARTICLE IX
	SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION		37
	9.1	Survival of Representations	37
	9.2	Indemnification by the Sellers	37
	9.3	Indemnification by Buyer	38
	9.4	Basket	38
	9.5	Limitation on Liability	38
	9.6	Waiver	38
ARTICLE X
	MISCELLANEOUS		39
	10.1	Expenses	39
	10.2	Notices	39
	10.3	Amendment	39
	10.4	Entire Agreement	40
	10.5	Consultation with Attorneys	40
	10.6	Multiple Counterparts and Facsimile Signatures	40
	10.7	Governing Law	40
	10.8	Headings	40
	10.9	Knowledge	40
	10.10	No Third Party Beneficiaries; Assignment	40
	10.11	Waiver; Remedies	40
	10.12	Severability	40
	10.13	Publicity	41
	10.14	Specific Performance	41

A-iii

ASSET PURCHASE AGREEMENT

        ASSET PURCHASE AGREEMENT (this "Agreement"), dated as of November 27, 2002 is entered into by and among ROHN Industries, Inc., a Delaware corporation (the "Company"), ROHN Construction, Inc., a Texas corporation ("Rohn Construction"), ROHN Products, Inc., an Indiana corporation ("Rohn Products"), ROHN de Mexico, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States ("Rohn Mexico"), ROHN Servicious, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States ("Rohn Services"), ROHN, Inc., an Alabama corporation ("Rohn Sub"), ROHN Installation Services, Inc., a Delaware corporation ("Rohn Installation" and together with Rohn Construction, Rohn Products, Rohn Mexico, Rohn Services and Rohn Sub, the "Subsidiary Sellers"; the Subsidiary Sellers and the Company are referred to collectively as the "Sellers"), PFrank LLC, a Delaware limited liability company ("Buyer"), and, solely for purposes of Sections 6.3, 6.5 and 10.14 hereof, Platinum Equity LLC, a Delaware limited liability company ("Guarantor").

W I T N E S S E T H:

        WHEREAS, the Sellers are engaged in the businesses of manufacturing and installing infrastructure products for the communications industry and, in connection therewith, operate, individually or collectively, (i) a separate, unincorporated division that manufactures tower and pole structures (the "Tower Division"), (ii) ROHN Sub, ROHN Installation and ROHN Enclosures, Inc., each a separately incorporated entity, and an unincorporated division of the Company known as "Enclosures", that collectively manufacture and install enclosures, (the "Enclosures Division"), (iii) Rohn Products, a separate incorporated entity that manufactures small towers and telecommunications accessories (the "Accessories Division"), (iv) Rohn Construction, a separate incorporated entity that performs construction services (the "Construction Division"), and (v) Rohn Mexico and Rohn Services, each a separately incorporated entity, that collectively provide sale and construction services for the communications industry in Mexico (the "Foreign Division"; and collectively with the Tower Division, the Enclosures Division, the Construction Division and the Accessories Division, the "Purchased Divisions"); and

        WHEREAS, the Sellers desire to sell to Buyer and Buyer desires to purchase from the Sellers the assets used in the Purchased Divisions and the Purchased Corporate Assets (as defined below), and Buyer has agreed to assume certain liabilities relating to such assets; and

        WHEREAS, the Sellers desire to retain certain assets owned by the Sellers and have agreed to retain certain liabilities relating to such assets and certain other liabilities; and

        NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

ARTICLE I

DEFINITIONS

        1.1    Definitions.    When used in this Agreement, the following terms shall have the following meanings.

        "Accessories Division" shall have the meaning ascribed thereto in the recitals.

        "Accounts Receivable" shall have the meaning ascribed thereto in Section 3.21.

        "Acquired Accounts" shall have the meaning ascribed thereto in Section 2.1(n).

        "Acquisition Proposal" shall mean (i) any proposal or offer from any Person relating to any direct or indirect acquisition or purchase of any of the Purchased Assets (other than the acquisition or purchase of Product Inventory in the ordinary course) or the direct or indirect acquisition or purchase of 20% or more of the outstanding voting securities of the Company or any of the securities of any Subsidiary Seller, (ii) any tender offer, exchange offer or other transaction that, if consummated, would result in any Person beneficially owning 20% or more of the outstanding voting securities of the Company or any of the securities of any Subsidiary Seller; or (iii) any merger, consolidation, business combination, sale of substantially all of the assets, recapitalization, liquidation, dissolution or similar transaction involving any Seller, other than, in each case, the transactions contemplated by this Agreement; provided, however, that the foregoing shall not include any proposal, offer, agreement or transaction related to any Liquidation Plan.

        "Affected Employee" shall have the meaning ascribed thereto in Section 6.9.

        "Affiliate" shall mean, with respect to any Person, any other Person which controls, is controlled by or is under common control with such Person. A Person shall be deemed to control another Person if such Person possesses, directly or indirectly, the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise.

        "Affiliate Transaction" shall have the meaning ascribed thereto in Section 3.18.

        "Agreement" shall have the meaning ascribed thereto in the preamble.

        "Assigned Contracts" shall have the meaning ascribed thereto in Section 2.1(i).

        "Assigned Non-Property Leases" shall have the meaning ascribed thereto in Section 2.1(g).

        "Assigned Real Property Leases" shall have the meaning ascribed thereto in Section 2.1(f).

        "Assumed Liabilities" shall have the meaning ascribed thereto in Section 2.3.

        "Assumption Agreement" shall mean the General Assumption Agreement, substantially in the form attached hereto as Exhibit B.

        "Bank Consent" shall have the meaning ascribed thereto in Section 3.3.

        "Bank Security Agreement" shall mean that certain Security Agreement, dated as of March 8, 2001, by and among the Company, certain of the Company's subsidiaries and LaSalle Bank National Association, as administrative agent, together with all schedules, exhibits, annexes and other attachments thereto, as such agreement has been or may be amended in accordance with the terms thereof.

        "Bill of Sale and Assignment Agreement" shall mean the Bill of Sale, in the form attached hereto as Exhibit A.

        "Board of Directors" shall mean the board of directors or other similar governing body of any Person.

        "Books and Records" shall mean books, records, papers, files, data, databases, financial and accounting records, supplier lists, employment records, customer lists, telephone numbers and other contact information, sales and purchase correspondence, marketing and training materials, certificates and other documents; provided, however, that Books and Records specifically shall not include (i) books and records relating to organizational and general corporate governance proceedings of any Seller or income tax matters of any Seller, (ii) any Seller's register of shareholders or other equity ownership, or (iii) certificates of insurance obtained by any Seller from third parties.

        "Bulk Sales Law" shall have the meaning ascribed thereto in Section 6.8.

        "Business Day" shall mean any day other than a Saturday, a Sunday or a day on which banks located in New York, New York shall be authorized or required by law to close.

        "Buyer" shall have the meaning ascribed thereto in the preamble.

        "Buyer's Refund Amount" shall have the meaning ascribed thereto in Section 2.8(b).

        "Buyer's Investment Plan" shall have the meaning ascribed thereto in Section 6.11(c).

        "Buyer Indemnitee" shall have the meaning ascribed thereto in Section 9.2(a).

        "Closing" shall have the meaning ascribed thereto in Section 2.9.

        "Closing Balance Sheet" shall have the meaning ascribed thereto in Section 2.8(a).

        "Closing Date" shall mean the date of the Closing, as determined in accordance with Section 2.9.

        "Code" shall mean the Internal Revenue Code of 1986, as in effect from time to time.

        "Company" shall have the meaning ascribed thereto in the preamble.

        "Confidential Information" shall have the meaning ascribed thereto in the Confidentiality Agreement, and shall include, without limitation, all materials provided from the Sellers, on the one hand, to Guarantor or Buyer, on the other hand, in the manner provided under the Confidentiality Agreement.

        "Confidentiality Agreement" shall have the meaning ascribed thereto in Section 6.3.

        "Construction Division" shall have the meaning ascribed thereto in the recitals.

        "Credit Agreement" shall mean that certain Credit Agreement, dated as of March 8, 2001, as amended, by and among the Company, certain of the Company's subsidiaries, LaSalle Bank National Association, as administrative agent and joint lead arranger, National City Bank, as syndication agent and joint lead arranger, and the lenders named therein, together with all schedules, exhibits, annexes and other attachments thereto, as such agreement has been or may be amended in accordance with the terms thereof.

        "Credit Documents" shall mean the Credit Agreement and the Bank Security Agreement.

        "Current Assets" shall mean the current assets of a Person or a division of a Person, as determined in accordance with GAAP consistently applied.

        "Current Liabilities" shall mean the current liabilities of a Person or a division of a Person, as determined in accordance with GAAP consistently applied.

        "Damages"hall have the meaning ascribed thereto in Section 9.2(a).

        "DGCL" shall mean the Delaware General Corporation Law, as in effect from time to time.

        "Disapproved Exception" shall have the meaning ascribed thereto in Section 6.15.

        "Discontinued Operations" shall mean those divisions or entities sold by the Sellers including pursuant to the transactions contemplated by the following agreements: (i) Asset Purchase Agreement, dated May 3, 1993, by and between the Company and Anixter Bros., Inc., relating to the assets of the CATV Division; (ii) Asset Purchase Agreement, dated May 4, 1993, by and between the Company and L. B. Foster Company, relating to the assets for the manufacturing of light trackwork known as the Pomeroy Operations and the Distribution Operations; (iii) Asset Sale and Purchase Agreement, dated January 31, 1995, by and between the Company and UNARCO Material Handling, Inc., relating to the assets of the UNARCO Material Handling Division; (iv) Sale and Purchase Agreement, dated May 15, 1996, by and between the Company and Chase Brass Industries, Inc., relating to the assets of Leavitt Structural Tubing Co. and Holco Corporation; (v) Sale and Purchase Agreement, dated June 18, 1996, by and between the Company and Richards Capital Fund, L.P., relating to the assets of the Commercial Products Division; (vi) Asset Purchase Agreement, dated August 23, 1996, by and between the Company and Franke, Inc., relating to the assets of the Home Products Division; and (vii) Stock Purchase Agreement, dated December 16, 1996, by and between the Company and Alvey Systems, Inc., relating to the stock of Real Time Solutions, Inc.

        "Enclosures Division" shall have the meaning ascribed thereto in the recitals.

        "Encumbrances" shall mean liens, security interests, options, rights of first refusal, easements, mortgages, charges, indentures, deeds of trust, rights-of-way, encroachments, licenses to third parties, leases to third parties, security agreements or other encumbrances or restrictions.

        "Environmental Conditions" shall mean the Release or threatened Release of any Hazardous Materials (whether or not such Release or threatened Release constituted at the time thereof a violation of any Environmental Law) as a result of which any Seller has or is reasonably likely to have liability to any Person or by reason of which the Purchased Divisions or any of the Purchased Assets is reasonably likely to be subjected to any Encumbrance or liability.

        "Environmental Laws" shall mean any and all federal, state or local statutes, laws, rules, regulations, ordinances or common law, including any judicial or administrative orders, consent decrees or judgments, relating to pollution, protection or clean-up of the environment, the use, treatment, storage, transportation, generation, manufacture, processing, distributions, handling, Release or threatened Release of Hazardous Materials.

        "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

        "ERISA Affiliate" shall mean any trade or business, whether or not incorporated, that together with the Sellers would be deemed a "single employer" within the meaning of section 4001(b) of ERISA.

        "Estimated Closing Balance Sheet" shall have the meaning ascribed thereto in Section 2.7(a).

        "Estimated Net Working Capital" shall have the meaning ascribed thereto in Section 2.7(a).

        "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Securities and Exchange Commission thereunder, all as the same shall be in effect from time to time.

        "Excluded Assets" shall have the meaning ascribed thereto in Section 2.2.

        "Excluded Liabilities" shall have the meaning ascribed thereto in Section 2.4.

        "Excluded Other Assets" shall have the meaning ascribed thereto in Section 2.2(a).

        "Facilities" shall mean the real property and real property improvements located at 6718 West Plank Road, Peoria, Illinois 61604, 3595 West State Road 28, Frankfort, Indiana 46041 and 1100 Industry Boulevard, Bessemer, Alabama 35022.

        "Final Net Working Capital" shall have the meaning ascribed thereto in Section 2.8(a).

        "Financial Statements" shall have the meaning ascribed thereto in Section 3.4(a).

        "Foreign Division" shall have the meaning ascribed thereto in the recitals.

        "Furnishings and Equipment" shall have the meaning ascribed thereto in Section 2.1(a).

        "GAAP" shall mean United States generally accepted accounting principles consistently applied.

        "Guarantor" shall have the meaning ascribed thereto in the preamble.

        "Hazardous Materials" shall mean (i) any petroleum or petroleum products, flammable explosives, radioactive materials, asbestos in any form that is or could become friable, urea formaldehyde foam insulation, transformers or other equipment that contains dielectric fluid containing levels of polychlorinated biphenyls (PCBs), and radon gas; and (ii) any chemicals, materials or substances which are defined as or included in the definition of "hazardous substances", "hazardous wastes", "hazardous materials", "extremely hazardous wastes", "restricted hazardous wastes", "toxic substances", "toxic pollutants", "contaminants" or "pollutants", or words of similar import, under any applicable Environmental Law; and (iii) any other chemical or other substance, exposure to which is prohibited, limited or regulated under any Environmental Law.

        "Indebtedness" shall mean all (a) obligations for borrowed money, (b) notes, bonds, debentures, mortgages and similar obligations, (c) capital obligations and leases, (d) guaranties and contingent obligations for the debts or obligations of another Person, (e) obligations to pay the deferred purchase or acquisition price of property or services (including under conditional sale or other title retention agreements), (f) accounts payable not arising in the ordinary course of business or accounts payable that are more than 120 days past their due dates, (g) obligations in respect of letters of credit, bonds, guaranties, reimbursement agreements and similar instruments, (h) obligations in respect of futures contracts, forward contracts, swaps, options or similar arrangements, (i) obligations in respect of off balance sheet financing transactions, (j) all obligations under facilities for the discount or sale of receivables and (k) all obligations that are required to be classified as long term liabilities on a balance sheet under GAAP (in each case whether such obligations are contingent or otherwise).

        "Indemnified Party" shall mean any party who may be entitled to indemnification pursuant to Sections 9.2 or 9.3 hereof.

        "Intellectual Property" shall mean all patents, patent applications, Trademarks, copyrights, copyright registrations, copyright applications, know-how, trade secrets, inventions and methodologies.

        "Interim Financial Statements" shall have the meaning ascribed thereto in Section 3.4(a).

        "Investment Plan" shall have the meaning ascribed thereto in Section 3.15 (d).

        "Investment Plan Participants" shall have the meaning ascribed thereto in Section 6.11(c).

        "Law" shall mean all foreign, federal, state, and local laws, statutes, ordinances, rules, regulations, orders judgments, decrees and bodies of law.

        "Liquidation Plan" shall mean any (i) sale, transfer or assignment by any Seller of some or all of its assets, including, without limitation, the Purchased Assets, to any third party pursuant to an arrangement under which such third party seeks to sell, transfer, assign, liquidate or dispose of such assets and share an agreed-upon percentage of the proceeds thereof with the Seller that sold, transferred or assigned such assets to such third party; provided that the total aggregate amount of the Sellers' portion of the proceeds of any such sale, transfer, assignment, liquidation or disposal by such third party shall in no event exceed the Purchase Price or (ii) sale, transfer or assignment by any Seller of some or all of its assets, including, without limitation, the Purchased Assets, to any party to the Credit Documents or any Affiliate or designee thereof in exchange for the forgiveness or extinguishment of any of Liabilities of the Company or any of its Subsidiaries under or pursuant to the Credit Documents; provided that the total aggregate amount of such Liabilities forgiven or extinguished shall in no event exceed the Purchase Price.

        "Litigation" shall mean any claim, action, suit, investigation or proceeding of any kind whatsoever.

        "Logos" shall mean all corporate symbols and logos.

        "Material Adverse Change" shall mean any change, effect, fact or condition that is or is reasonably likely to be material and adverse to the business, operations or prospects of the Purchased Divisions taken as a whole, other than any change, effect, fact or condition arising out of (a) any adverse change or trend in the economy in general or in the industry in which the Purchased Divisions operate in particular, (b) any reaction of the employees of the Sellers to this Agreement, (c) any change in GAAP or regulatory accounting requirements applicable to companies in the industry in which the Purchased Divisions operate, or (d) changes resulting from the adoption, amendment or issuance of any Law or any new interpretation of any Law by any government entity.

        "Non-Property Lease" shall mean any lease other than a Real Property Lease, including, without limitation, any equipment lease.

        "On-Site Peoria Conditions" shall have the meaning ascribed thereto in Section 2.3(d).

        "Other Performance Bonds" shall have the meaning ascribed thereto in Section 6.16.

        "Pennsylvania Performance Bond" shall have the meaning ascribed thereto in Section 6.16.

        "Pension Plan" shall have the meaning ascribed thereto in Section 3.15(d)(i).

        "Permits"means all federal, state, local or other governmental and other third party permits (including occupancy permits), certificates, licenses, approvals, registrations, consents and authorizations.

        "Permitted Encumbrances" shall have the meaning ascribed thereto in Section 3.6.

        "Person" shall mean any individual, partnership, joint venture, limited liability company, corporation, trust, unincorporated organization or government or any department, agency or subdivision thereof.

        "Plan" shall mean any bonus, incentive compensation, deferred compensation, pension, profit sharing, retirement, stock purchase, stock option, stock ownership, stock appreciation rights, phantom stock, leave of absence, layoff, sick day, vacation day or dependent care, legal services, cafeteria, life, health, accident, disability, workmen's compensation or other insurance, severance, separation or other employee benefit plan, program, agreement, or arrangement, including, but not limited to, any "employee benefit plan" within the meaning of Section 3(3) of ERISA, maintained, sponsored or contributed to (or required to be contributed to) by any Seller or any ERISA Affiliate of any Seller, or for which any Seller or any ERISA Affiliate is a "successor employer" under applicable law, for the benefit of one or more of its employees (or former employees)and/or their beneficiaries.

        "Post-Closing Period" shall mean a taxable year or other taxable period other than a Pre-Closing Period.

        "Pre-Closing Period" shall mean a taxable year or other taxable period ending prior to the Closing Date and, with respect to any taxable year or other taxable period that begins before and ends on or after the Closing Date, the portion of such taxable year or other taxable period ending immediately prior to the Closing Date.

        "Pre-Paid Expenses" shall mean any Tax, rent, utility charge, common area charge, pre-paid insurance, insurance deposit, license agreement or any other item which has been pre-paid by any Seller, as determined in accordance with GAAP consistently applied.

        "Preliminary Closing Balance Sheet" shall have the meaning ascribed thereto in Section 2.8(a).

        "Preliminary Net Working Capital" shall have the meaning ascribed thereto in Section 2.8(a).

        "Product Inventory" shall mean all goods, products and other items, whether finished or unfinished, works-in-progress, owned for storage, sale or completion, including, without limitation, poles, towers, booms, mounts, enclosures, accessories, clamps, harnesses, raw materials, inventories, moldings, steel components, sections, parts, paint and painting supplies, appurtenances and equipment, as determined in accordance with GAAP consistently applied.

        "Purchased Assets" shall have the meaning ascribed thereto in Section 2.1.

        "Purchased Divisions" shall have the meaning ascribed thereto in the recitals.

        "Purchased Corporate Assets" shall have the meaning ascribed thereto in Section 2.1.

        "Purchased Intellectual Property" shall have the meaning ascribed thereto in Section 2.1(e).

        "Purchased Inventory" shall have the meaning ascribed thereto in Section 2.1(b).

        "Purchased Real Property" shall have the meaning ascribed thereto in Section 2.1(h).

        "Purchase Price" shall have the meaning ascribed thereto in Section 2.5.

        "Real Property Lease" shall mean any lease for and leasehold interests in real property and any transferable licenses and permits and other appurtenances relating to any such lease and leasehold interest.

        "Records Facility" shall mean the building located at the Facilities located at Peoria, Illinois in which the Company currently maintains its Books and Records, or any replacement location thereof.

        "Release" shall mean any release, spill, leak, pumping, pouring, emission, emptying, discharge, injection, escape, leaching, dumping or disposal into the environment.

        "Retiree Health Plans" shall have the meaning ascribed thereto in Section 3.15(j).

        "Retirement Plans" shall have the meaning ascribed thereto in Section 3.15(j).

        "Rohn Construction" shall have the meaning ascribed thereto in the preamble.

        "Rohn Installation" shall have the meaning ascribed thereto in the preamble.

        "Rohn Mexico" shall have the meaning ascribed thereto in the preamble.

        "Rohn Products" shall have the meaning ascribed thereto in the preamble.

        "Rohn Services" shall have the meaning ascribed thereto in the preamble.

        "Rohn Sub" shall have the meaning ascribed thereto in the preamble.

        "Seller Indemnitee" shall have the meaning ascribed thereto in Section 9.3.

        "Sellers" shall have the meaning ascribed thereto in the preamble.

        "Site" shall mean any real property now or previously owned or operated by any Seller with respect to the Purchased Divisions.

        "Subsidiary" shall have the meaning ascribed thereto in Regulation S-X promulgated under the Exchange Act, as the same shall be in effect from time to time.

        "Subsidiary Sellers" shall have the meaning ascribed thereto in the preamble.

        "Surveys" shall have the meaning ascribed thereto in Section 6.15.

        "Target" shall have the meanings ascribed thereto in Section 2.7(b).

        "Tax"or "Taxes" shall mean any taxes, assessments, duties, fees, levies or other governmental charges (including their principal amount and, as the case may be, penalties, surcharges and interest thereon) levied, imposed, assess or otherwise charged by any supranational, foreign, federal, state, municipal or other government agency or entity, including, without limitation, (i) corporation taxes, taxes on distributions, withholding taxes, VAT, turnover, consumption, real and personal property taxes, sales, excise taxes, social security taxes, payroll taxes, property taxes, business taxes, transfer taxes and contribution taxes, stamp duty, and capital taxes registration taxes and any taxes based on salaries, and (ii) any Tax due as a result of any joint and several obligation with such Person or any obligation to bear the Taxes of such Person (in particular as a result of a tax consolidation or any similar agreement).

        "Tax Authority" shall mean any taxing or other authority competent to impose any liability in respect of Taxes or responsible of the administration and/ or collection of Taxes or enforcement of any law in relation to Taxes.

        "Tax Return" shall mean any return, report, information return or other document (including any related or supporting information) filed or required to be filed with any federal, state, local or foreign governmental entity or other authority in connection with the determination, assessment or collection of any Tax or the administration of any Laws, regulations or administrative requirements relating to any Tax.

        "Title Commitments" shall have the meaning ascribed thereto in Section 6.15.

        "Title Company" shall have the meaning ascribed thereto in Section 6.15.

        "Title Policies" shall have the meaning ascribed thereto in Section 6.15.

        "Tower Division" shall have the meaning ascribed thereto in the recitals.

        "Trademarks" shall mean all trademarks, tradenames, service marks, corporate names, Logos, trade dress and domain names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith.

        "Transaction Documents" shall mean this Agreement, the Assumption Agreement, the Bill of Sale and Assignment Agreement, and all other contracts, agreements, schedules, certificates and other documents being delivered pursuant to or in connection with this Agreement.

        "Transfer Taxes" shall have the meaning ascribed thereto in Section 5.1.

        "VAT" shall mean a Value Added Tax.

        "Valuation Date" shall have the meaning ascribed thereto in Section 6.11(c).

        "WARN Act" shall have the meaning ascribed thereto in Section 3.15(b).

        "Year-end Financial Statements" shall have the meaning ascribed thereto in Section 3.4(a).

        1.2    Construction.    For all purposes of this Agreement, unless otherwise expressly provided or unless the context requires otherwise:

  (a)
  the terms defined in Section 1.1 and elsewhere in this Agreement may include both the plural and singular, as the context may require;

  (b)
  the words "herein", "hereto" and "hereby", and other words of similar import, refer to this Agreement as a whole and not to any particular Article, Section or other subdivision of this Agreement;

  (c)
  unless otherwise specified, references to Articles, Sections, paragraphs, recitals, clauses, subclauses, subparagraphs, Exhibits and Schedules are references to Articles, Sections, paragraphs, recitals, clauses, subclauses, subparagraphs, Exhibits and Schedules of this Agreement;

  (d)
  the words "including" and "include" and other words of similar import shall be deemed to be followed by the phrase "without limitation";

  (e)
  any reference herein to a statute, rule or regulation of any governmental entity (or any provision thereof) shall include such statute, rule or regulation (or provision thereof), including any successor thereto, as it may be amended from time to time; and

  (f)
  whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of names and pronouns shall include the plural and vice versa.

ARTICLE II

PURCHASE AND SALE OF ASSETS

        2.1    Purchase and Sale of Assets.    Upon the terms and subject to the conditions set forth in this Agreement, Buyer agrees to purchase from the Sellers and each Seller agrees to sell, convey, transfer, assign and deliver to Buyer on the Closing Date all of such Seller's right, title and interest in and to the Purchased Assets. The term "Purchased Assets" shall mean all of the assets and properties (other than the Excluded Assets set forth in Section 2.2) that are owned by the Sellers as of the Closing that are (i) used in or held for use in connection with or that are necessary for the conduct of the Purchased Divisions or (ii) listed on Schedule 2.1 (the assets listed on Schedule 2.1, the "Purchased Corporate Assets"). Except as provided otherwise in Section 2.2, the Purchased Assets shall include the following:

  (a)
  all equipment, supplies, motor vehicles, machinery, tools, furniture, furnishings, computers, computer software and computer programs and other fixed assets (collectively, "Furnishings and Equipment") used in the Purchased Divisions;

  (b)
  all Product Inventory used or produced for or by the Purchased Divisions (the "Purchased Inventory");

  (c)
  all Current Assets of the Sellers relating to the Purchased Divisions or the Purchased Corporate Assets, including, without limitation, notes, accounts receivable and Pre-Paid Expenses, and all long term assets (not otherwise described in clause (a) above) of the Sellers relating to the Purchased Divisions or the Purchased Corporate Assets;

  (d)
  all Books and Records relating to the Purchased Divisions or the Purchased Corporate Assets or copies thereof and copies of all Books and Records relating to Taxes;

  (e)
  all Intellectual Property owned or licensed and used or held for use by the Sellers in connection with the business of the Purchased Divisions, including, without limitation, all Intellectual Property incorporating the Trademark "ROHN" (alone or in any combination of words or Logos, or any variation thereof) (the "Purchased Intellectual Property"), including, without limitation, any contracts, agreements and commitments relating to any Intellectual Property;

  (f)
  all Real Property Leases relating to the Purchased Divisions or the Purchased Corporate Assets, if any, as set forth on Schedule 2.1(f) (the "Assigned Real Property Leases"), together with all deposits with respect thereto and all other rights therefrom;

  (g)
  all Non-Property Leases relating to the Purchased Divisions or the Purchased Corporate Assets, together with all deposits with respect thereto and all other rights therefrom (the "Assigned Non-Property Leases" ), including, without limitation, those set forth on Schedule 2.1(g);

  (h)
  the real property listed on Schedule 2.1(h), together with all buildings, facilities, fixtures and other improvements thereon and all easements, rights of way and transferable Permits and other appurtenances related thereto (the "Purchased Real Property"), including, without limitation, the Facilities, subject to all easements or other rights of way listed on Schedule 2.1(h);

  (i)
  all material contracts, agreements and commitments related to the Purchased Divisions or the Purchased Corporate Assets as set forth on Schedule 2.1(i) (the "Assigned Contracts");

  (j)
  to the extent their transfer is permitted by Law and subject to the limitations set forth on Schedule 2.1(j), all Permits held by the Sellers in connection with the conduct of the Purchased Divisions or the Purchased Corporate Assets;

  (k)
  all rights under or pursuant to all warranties, representations and guarantees made by suppliers, manufacturers and contractors in connection with the Purchased Assets or the Purchased Corporate Assets;

  (l)
  all rights of any Seller pertaining to any claims, causes of action, rights of recovery, set-offs or defenses of any kind primarily pertaining to, and arising out of, the Purchased Divisions or the Purchased Corporate Assets;

  (m)
  all rights of any Seller arising under or in connection with any insurance policies or other contracts of insurance of any Seller or acquired or assumed by any Seller prior to the Closing Date relating to the Purchased Divisions or the Purchased Corporate Assets and the proceeds or benefits of such insurance policies; and

  (n)
  all rights, title and interest in any bank accounts of the Sellers including any "lockbox" or other depository accounts into which customers deposit funds as set forth on Schedule 2.1(n) ("Acquired Accounts") (but in all events excluding any cash or other items deposited therein as of the Closing Date).

        2.2    Excluded Assets.    Notwithstanding the foregoing, the Purchased Assets shall not include the following (the "Excluded Assets"):

  (a)
  the assets listed on Schedule 2.2(a) (the "Excluded Other Assets");

  (b)
  all cash and cash equivalents, either on hand or in banks, of the Sellers;

  (c)
  all original Books and Records relating to Taxes;

  (d)
  the real property, together with all buildings, facilities, fixtures and other improvements thereon and all easements, rights of way and transferable Permits and other appurtenances thereto, located in Casa Grande, Arizona;

  (e)
  all the contracts, agreements, leases and commitments (i) primarily arising out of or relating to the Excluded Other Assets or (ii) set forth on Schedule 2.2(e);

  (f)
  all rights of any Seller pertaining to any claims, causes of action, rights of recovery, set-offs, or defenses of any kind primarily pertaining to, and arising out of, the Excluded Other Assets;

  (g)
  all assets relating to the Discontinued Operations, as set forth on Schedule 2.2(g);

  (h)
  all rights of any Seller arising under or in connection with any insurance policies or other contracts of insurance of any Seller or acquired or assumed by any Seller prior to the Closing Date primarily relating to the Excluded Other Assets and the proceeds or benefits of such insurance policies;

  (i)
  all assets held in any trust or in connection with any Plan except as otherwise provided in Section 6.11;

  (j)
  all rights to refunds of Taxes paid by the Sellers or which are otherwise the responsibility of the Sellers under this Agreement, including, without limitation, those relating to (i) any Pre-Closing Period and (ii) any Post-Closing Period relating to the Excluded Assets;

  (k)
  all capital stock of any Person, including, without limitation, of the Subsidiary Sellers, and all assets of the Company's Subsidiaries listed on Schedule 2.2(k);

  (l)
  the Sellers' rights under this Agreement and the other Transaction Documents;

  (m)
  all directors' and officers' liability insurance policies and rights thereunder; and

  (n)
  the proceeds of any of the foregoing.

        2.3    Assumption of Liabilities.    Upon the Closing, Buyer shall assume and agree to pay, honor and discharge, in a timely manner in accordance with the terms thereof, only the following liabilities of the Sellers (the "Assumed Liabilities"):

  (a)
  the liabilities and obligations of any Seller arising after the Closing Date under the Assigned Contracts, the Assigned Real Property Leases and the Assigned Non-Property Leases; provided that Buyer shall not assume any liability or obligation that constitutes a breach of a representation or warranty contained herein or that is due to any breach or default by any Seller;

  (b)
  subject to Section 2.4(a), all Current Liabilities of the Sellers incurred in the ordinary course of business to the extent related to the Purchased Divisions, Purchased Assets or the Affected Employees and to the extent reflected on the Closing Balance Sheet (other than liabilities and obligations related to Taxes (except for accrued sales and use taxes and accrued real property taxes reflected on the Closing Balance Sheet, which are Assumed Liabilities), costs of the transactions contemplated by this Agreement, environmental claims, any liabilities relating to employees who are non-Affected Employees or severance expenses);

  (c)
  all liabilities and obligations arising under or in connection with the Pension Plan and the Retiree Health Plans; and

  (d)
  all liabilities and obligations arising under any Environmental Law relating to the Facilities located in Peoria, Illinois, including all such liabilities and obligations arising out of or in connection with the use, storage, handling, treatment, processing, intra-Facility disposal, generation or intra-Facility transportation, Release and/or threatened Release of any

    Hazardous Materials at such location and/or migration of any Hazardous Materials to or from such location (collectively "On-Site Peoria Conditions"), provided, however, that all liabilities and obligations arising under any Environmental Laws relating to the disposal, transportation, Release or threatened Release of any Hazardous Materials at any off-site location prior to the Closing Date shall be the sole liability and responsibility of the Sellers.

        2.4    Excluded Liabilities.    Buyer and the Sellers agree that Buyer is not assuming any liabilities or obligations of the Sellers except as expressly provided in Sections 2.3 and 5.1, such excluded liabilities to include (the "Excluded Liabilities"):

  (a)
  all liabilities and obligations for Indebtedness, including all liabilities arising out of the Credit Documents;

  (b)
  any liability of the Sellers for Taxes (other than any liability for accrued sales and use taxes and accrued real property taxes reflected on the Closing Balance Sheet);

  (c)
  all liabilities and obligations arising out of the Excluded Assets and all liabilities and obligations relating to the Discontinued Operations;

  (d)
  except as set forth in Section 2.3(d), all liabilities and obligations arising under any Environmental Law relating to the operation of the Purchased Divisions or the condition of the Purchased Assets prior to the Closing Date, including all such liabilities and obligations arising out of or in connection with the use, storage, handling, treatment, processing, disposal, generation, transportation, Release and or threatened Release of any Hazardous Materials at any on-site or off-site location;

  (e)
  subject to Sections 2.3(b), all liabilities (other than liabilities under the Pension Plan or the Retiree Health Plans) related to any employee or any former employee of any Seller or any Plan (other than the Pension Plan and the Retiree Health Plans) including any plan providing retiree health benefits;

  (f)
  unless specifically provided in Sections 2.3(c) or 2.3(d), all liabilities arising in connection with any claim, action, suit or proceeding instituted against Buyer or any of its Affiliates before, on or after the Closing Date relating to the conduct of the business of the Sellers prior to the Closing Date, including those matters disclosed in the Schedule 3.10 hereto; and

  (h)
  all liabilities for checks which have been written for the account of any Seller and which have not been cashed, cleared or otherwise settled on or before the Closing Date.

        2.5    Purchase Price.    In consideration of the purchase by Buyer of the Purchased Assets, Buyer shall, on the Closing Date, pay to the Company by wire transfer of immediately available funds to such bank account or accounts designated by the Company in writing at least two (2) Business Days prior to the Closing Date the aggregate purchase price of Eight Million Seven Hundred and Fifty Thousand United States dollars ($8,750,000.00), as adjusted pursuant to Sections 2.7 and 2.8 (such amount, the "Purchase Price").

        2.6    Cancellation of Intercompany Accounts Receivable and Accounts Payable.    All intercompany accounts receivable, intercompany accounts payable and other obligations due and owing between any Seller and any of its Affiliates shall be cancelled as of the Closing Date.

        2.7    Pre-Closing Net Working Capital.

        (a)    Prior to the Closing Date, but in no event more than seven (7) Business Days prior to the Closing Date, the Sellers shall prepare in good faith an estimated balance sheet of the Purchased Assets and the Assumed Liabilities as of the Closing Date (the "Estimated Closing Balance Sheet"), which shall include an estimate of the net working capital included in the Purchased Assets and the Assumed Liabilities at the Closing Date ("Estimated Net Working Capital"), which shall quantify in reasonable detail the items constituting Current Assets that are included in the Purchased Assets and the items constituting Current Liabilities that are included in the Assumed Liabilities and which shall exclude from the calculation the Excluded Assets and Excluded Liabilities. The Estimated Closing Balance Sheet and the Estimated Net Working Capital shall be prepared in accordance with GAAP consistently applied. Buyer shall review the Estimated Closing Balance Sheet and Estimated Net Working Capital and the parties shall resolve in good faith any disagreements relating thereto as soon as practicable, but in no event later than three (3) Business Days prior to the Closing. In the event that the parties are unable to resolve any disagreement relating thereto, the Estimated Net Working Capital shall be deemed to be equal to Buyer's good faith estimate of the net working capital included in the Purchased Assets and the Assumed Liabilities for the purposes of adjusting the Purchase Price pursuant to Section 2.7(b).

        (b)    The Purchase Price shall be adjusted as of the Closing Date as follows: (i) If the Estimated Net Working Capital is less than $26,911,000 (the "Target"), then the Purchase Price shall be reduced by the amount of such difference or (ii) if the Estimated Net Working Capital exceeds the Target, then the Purchase Price shall be increased by the amount of such excess.

        2.8    Post-Closing Working Capital Adjustment.

        (a)    Within 30 days after the Closing Date, Sellers shall deliver to Buyer a preliminary balance sheet of the Purchased Assets and the Assumed Liabilities as of the Closing Date, prepared in accordance with GAAP consistently applied (the "Preliminary Closing Balance Sheet"), and a calculation of net working capital included in the Purchased Assets and the Assumed Liabilities, prepared in accordance with GAAP consistently applied ("Preliminary Net Working Capital") which shall quantify in reasonable detail the items constituting Current Assets that are included in the Purchased Assets and the items constituting Current Liabilities that are included in the Assumed Liabilities and which shall exclude from the calculation the Excluded Assets and Excluded Liabilities. Buyer will give the Sellers and their representatives reasonable access to the Books and Records of the Purchased Assets and the Assumed Liabilities for the purpose of preparing the Preliminary Closing Balance Sheet. Buyer and its representatives shall review the Preliminary Closing Balance Sheet, which review shall be completed within 90 days after the Closing Date. During such period of time Buyer may dispute the Preliminary Closing Balance Sheet only with regard to the calculation of Preliminary Net Working Capital. If Buyer shall raise any dispute relating to the calculation of Preliminary Net Working Capital, Buyer, the Sellers and their respective representatives shall use their reasonable best efforts to promptly resolve any such dispute and reach agreement in good faith on the calculation of Preliminary Net Working Capital. If such agreement has not been reached within 30 days (or longer, as mutually agreed by the parties) after delivery of a dispute notice by Buyer, Buyer and the Sellers shall submit the disagreement to a nationally recognized independent accounting firm (other than Buyer's, Guarantor's or any Seller's accountants) jointly selected by Buyer and the Sellers. The resolution by such firm of such disagreement and its determination of the amount of the Preliminary Net Working Capital shall be completed as promptly as practicable and shall be final and binding upon Buyer and the Sellers. The Preliminary Net Working Capital as finally determined in accordance with this Section 2.8(a) shall be referred to as "Final Net Working Capital." The Preliminary Closing Balance Sheet as finally determined in accordance with this Section 2.8(a) shall be referred to as "Closing Balance Sheet." The fees, costs and expenses of the independent accounting firm selected in the event of a dispute shall be shared equally by the Sellers, on the one side, and Buyer, on the other side. The Sellers shall pay the fees, costs and expenses of their accountants and Buyer shall pay the fees, costs and expenses of its accountants.

        (b)    If Final Net Working Capital exceeds Estimated Net Working Capital, then Buyer shall pay to the Sellers the amount of such excess ("Buyer's Refund Amount"), together with interest thereon from the Closing Date at 6% per annum; provided, however, that if, as provided in the last sentence of Section 2.7(a), Buyer's good faith estimate of the net working capital included in the Purchased Assets and the Assumed Liabilities was used to determine the Estimated Net Working Capital for the purposes of adjusting the Purchase Price pursuant to Section 2.7(b), then Buyer shall also pay to Sellers, concurrently with the payment of Buyer's Refund Amount, an additional amount equal to fifteen percent (15%) of Buyer's Refund Amount. If Final Net Working Capital is less than Estimated Net Working Capital, then the Sellers shall pay to Buyer the amount of such difference, together with interest thereon from the Closing Date at 6% per annum.

        (c)    Any amount required to be paid by Buyer or the Sellers pursuant to Section 2.8(b) shall be paid no later than five (5) Business Days after the determination of Final Net Working Capital by wire transfer of immediately available funds to an account or accounts designated in writing by the party entitled to such payment.

        (d)    For purposes of determining the Estimated Net Working Capital and Final Net Working Capital (i) the corporate level reserves for doubtful accounts related to the Purchased Corporate Assets (i.e., $3,150,000, as specifically set forth on Schedule 2.8(d)) and the corporate level reserves for obsolete and slow-moving inventory related to the Purchased Corporate Assets (i.e., $1,250,000) that were reflected on the balance sheet at October 31, 2002, may not be decreased and may not be used to offset deficiencies in other reserves of the Sellers; provided, however, that the reserve for doubtful accounts shown on Schedule 2.8(d) may be reduced in the amount that any account receivable relating to a specific reserve is collected, (ii) the accrual captioned "Other Accrued" with respect to the Foreign Division on the balance sheet at October 31, 2002 (i.e., $928,000) will not be decreased, (iii) the reserve for the "Qwest installation expense" with respect to the Enclosures Division on the balance sheet at October 31, 2002 (i.e, $335,000) will not be decreased; provided, however, that the accrual may be reduced in the amount that actual costs are incurred for the specific intended purpose the accrual was established for and (iv) all Current Liabilities with respect to the Pension Plan are not included in the calculation.

        (e)    If the Sellers shall receive any instrument of payment relating to any of the Current Assets transferred to Buyer pursuant to Section 2.1(c), the Sellers shall forthwith deliver such instrument to Buyer, endorsed where necessary, in favor of Buyer. Sellers shall take all steps necessary to terminate or cancel any "sweep" of Acquired Accounts by lenders of the Sellers as of the Closing.

        2.9    Closing.    The closing of the sale referred to in Section 2.1, the assumption referred to in Section 2.3, and any other transaction contemplated hereby (the "Closing") shall take place at the offices of Fried, Frank, Harris, Shriver & Jacobson, One New York Plaza, New York, New York 10004, or such other location as shall be mutually agreed upon by the Sellers and Buyer, at 10:00 a.m. (local time) on the earliest Business Day permitted by Rule 14c-2 of the Exchange Act or, if all of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) have not been satisfied or waived by the Sellers or Buyer, as appropriate, on such date, at a date to be mutually agreed upon by the Sellers and Buyer, which shall be at least one (1) but no more than three (3) calendar days after the date following the satisfaction or waiver by the Sellers or Buyer, as appropriate, of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions); provided, however, that in the event the parties are not able to mutually agree on a Closing Date in accordance with the immediately preceding clause, the parties agree that the Closing Date shall be on the third (3rd) calendar day following the satisfaction or waiver of all of the conditions set forth in Article VII (other than those conditions that by their nature are to be satisfied at the Closing, but subject to the satisfaction or waiver of those conditions) or, if such day shall not be a Business Day, on the first Business Day thereafter.

        2.10    Nontransferability.    Subject to Section 7.2(d), to the extent that the transactions contemplated hereby would constitute the assignment of any contract, lease, commitment, sales order, purchase order, account, license, Permit, membership or undertaking of any Seller in violation of the terms thereof, this Agreement shall not constitute an agreement to assign the same. Such Seller shall (i) hold in trust for the benefit and account of Buyer (at Buyer's expense) any non-assignable Purchased Assets, (ii) remit to Buyer all amounts paid to such Seller with respect thereto after the Closing promptly upon the receipt thereof and (iii) when such non-assignable Purchased Assets become assignable to Buyer without constituting a breach thereof, promptly assign or otherwise transfer such assets to Buyer. So long as the Sellers shall comply with their obligations under and pursuant to the immediately preceding sentence, Buyer shall pay, honor and discharge, in a timely manner, any and all liabilities and obligations under such non-assignable Purchased Assets. Nothing contained herein shall relieve the Sellers of their obligations hereunder to obtain all necessary consents for the assignment of the Purchased Assets.

        2.11    Allocation of Purchase Price.    Buyer and the Sellers agree to allocate the aggregate purchase price to be paid for the Purchased Assets and the Assumed Liabilities, in such manner as Buyer and the Sellers agree, as promptly as possible following the date of final determination of the Closing Balance Sheet, in a manner consistent with Section 1060 of the Code. Buyer and the Sellers agree to timely file any information that may be required to be filed under Section 1060 of the Code and Treasury Regulations thereunder. None of the Sellers or Buyer shall file any Tax Return or take any position for any tax purpose inconsistent with the allocation determined pursuant to this Section 2.11.

        2.12    Further Assurances; Post-Closing Cooperation.    (a) Subject to the terms and conditions of this Agreement, at any time or from time to time after the Closing, at Buyer's reasonable request, any Seller shall execute and deliver to Buyer such other instruments of sale, transfer, conveyance, assignment and confirmation, provide such materials and information and take such other actions as shall be reasonably deemed necessary to transfer, convey and assign to Buyer, and to confirm Buyer's title to, all of the Purchased Assets. Without limiting the provisions of this Section 2.12(a), to the extent that Buyer discovers any additional assets or properties, including without limitation, any Intellectual Property, which should have been transferred to Buyer as Purchased Assets or Purchased Intellectual Property, the Sellers shall cooperate with Buyer and execute and deliver any instruments of transfer or assignment reasonably necessary to transfer and assign such assets or properties to Buyer, and Buyer shall be solely responsible for all costs relating to the preparation and the filing or other recordation of any such instruments of transfer or assignment. Without limiting the provisions of this Section 2.12(a), to the extent that the Sellers discover any assets or properties, including, without limitation, any Intellectual Property, which does not constitute Purchased Assets or Purchased Intellectual Property and/or which was inadvertently or otherwise mistakenly transferred to Buyer and/or which is an asset or properties, including, without limitation, any Intellectual Property, that is an Excluded Asset which was inadvertently or otherwise mistakenly transferred to Buyer, Buyer shall cooperate with any Seller and execute and deliver any instruments of transfer or assignment reasonably necessary to transfer and assign such asset or property back to such Seller or an Affiliate of such Seller which such Seller designates, or otherwise re-vest in such Seller or its designated Affiliate title to such asset or property, and the Sellers shall be solely responsible for all costs relating to the preparation and the filing or other recordation of any such instruments of transfer or assignment.

        (b)    Following the Closing, each party will afford the other party, its counsel and its accountants, during normal business hours, reasonable access to the books, records and other data relating to the Purchased Divisions, the Purchased Corporate Assets, or the Excluded Other Assets with respect to the period prior to the Closing Date in its possession and the right to make copies and extracts therefrom, to the extent that such access may be reasonably required by the requesting party in connection with (i) the preparation of Tax Returns, (ii) the determination or enforcement of rights and obligations under this Agreement, (iii) compliance with the requirements of any governmental or regulatory authority, (iv) the determination or enforcement of the rights and obligations of any Indemnified Party or (v) in connection with any actual or threatened action or proceeding. Any information obtained by such party in accordance with this Section 2.12 shall be treated as Confidential Information in accordance with Section 6.3.

        (c)    If requested by Buyer, the Sellers shall use commercially reasonable efforts to assist Buyer and its accountants, at Buyer's cost and expense, in the preparation of historical financial statements of the Purchased Divisions and the Purchased Corporate Assets.

        (d)    Notwithstanding anything to the contrary contained in this Section 2.12, if the parties are in an adversarial relationship in litigation or arbitration, the furnishing of information, documents or records in accordance with Section 2.12 shall be subject to applicable rules relating to discovery.

ARTICLE III

REPRESENTATIONS AND WARRANTIES OF THE SELLERS

        The Sellers jointly and severally represent and warrant, as of the date hereof and (except with respect to Section 3.4(d)) as of the Closing Date, to Buyer as follows:

        3.1    Organization.

        (a)    The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to carry on its business as presently conducted, to own or lease of the Purchased Assets held by it and to execute and deliver this Agreement and the other Transaction Documents to which the Company is a party and to perform its obligations hereunder and thereunder.

        (b)    Rohn Construction is a corporation duly organized, validly existing, and in good standing under the laws of the State of Texas with all requisite corporate power and authority to carry on its business, to own or lease its respective portion of the Purchased Assets and to execute and deliver this Agreement and the other Transaction Documents to which Rohn Construction is a party and to perform its obligations hereunder and thereunder.

        (c)    Rohn Products is a corporation duly organized, validly existing, and in good standing under the laws of the State of Indiana with all requisite corporate power and authority to carry on its business, to own or lease its respective portion of the Purchased Assets and to execute and deliver this Agreement and the other Transaction Documents to which Rohn Products is a party and to perform its obligations hereunder and thereunder.

        (d)    Rohn Mexico is a sociedad anónima de capital variable duly organized, validly existing, and in good standing under the laws of the United Mexican States with all requisite corporate power and authority to carry on its business, to own or lease its respective portion of the Purchased Assets and to execute and deliver this Agreement and the other Transaction Documents to which Rohn Mexico is a party and to perform its obligations hereunder and thereunder.

        (e)    Rohn Services is a sociedad anónima de capital variable duly organized, validly existing, and in good standing under the laws of the United Mexican States with all requisite corporate power and authority to carry on its business, to own or lease its respective portion of the Purchased Assets and to execute and deliver this Agreement and the other Transaction Documents to which Rohn Services is a party and to perform its obligations hereunder and thereunder.

        (f)    Rohn Sub is a corporation duly organized, validly existing, and in good standing under the laws of the State of Alabama with all requisite corporate power and authority to carry on its business, to own or lease its respective portion of the Purchased Assets and to execute and deliver this Agreement and the other Transaction Documents to which Rohn Sub is a party and to perform its obligations hereunder and thereunder.

        (g)    Rohn Installation is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to carry on its business, to own or lease its respective portion of the Purchased Assets and to execute and deliver this

Agreement and the other Transaction Documents to which Rohn Installation is a party and to perform its obligations hereunder and thereunder.

        3.2    Authorization.    The execution, delivery and performance of this Agreement and the other Transaction Documents to be executed and delivered by each Seller as contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the respective Board of Directors of each such Seller. Subject to the approval of the shareholders of the Sellers, including, in the case of the Company, pursuant to Sections 242 and 271 of the DGCL, if necessary, no other corporate action on the part of each Seller is necessary to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to be executed and delivered by each Seller as contemplated hereby and the consummation by each Seller of the transactions contemplated hereby and thereby. This Agreement and the other Transaction Documents to be executed and delivered by the Sellers as contemplated hereby, when delivered in accordance with the terms hereof, shall be valid and binding obligations of each such Seller enforceable against such Seller in accordance with their terms, except to the extent that their enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors' rights generally and to general equitable principles.

        3.3    Consents and Approvals; No Violations.    Except as set forth on Schedule 3.3 and (ii) any consents, approvals, waivers of or amendments that may be required under the Credit Agreement and/or the Bank Security Agreement in connection with, or to consummate, the transactions contemplated by this Agreement and the other Transaction Documents necessary to release any security interest in any of the Purchased Assets held by the lenders under the Credit Agreement (the "Bank Consent"), the execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation of the transactions contemplated hereby will not, with or without the giving of due notice or the lapse of time or both: (a) violate, conflict with, or result in a breach or default under any provision of the respective certificate of incorporation or by-laws (or other appropriate organizational document(s)) of any Seller; (b) violate in any material respect any statute or ordinance or any order, judgment or decree of any court or any governmental or regulatory body, agency or authority applicable to any Seller or the Purchased Assets or by which the Purchased Assets may be bound; (c) subject to any obligations of the Company pursuant to Section 14 of the Exchange Act, require any filing by any Seller or require any Seller to obtain any Permit, consent or approval of, or require any Seller to give any notice to, any governmental or regulatory body, agency or authority or any other person or entity, including, without limitation, under any Assigned Contract or Permit; (d) result in a material violation or material breach by any Seller of, constitute (with or without due notice or lapse of time or both) a material default by any Seller (or give rise to any right of termination, cancellation, payment or acceleration) under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, Permit, agreement, lease, or franchise agreement to which any Seller is a party, or by which any Seller or the Purchased Assets are bound, or (e) give rise to a declaration or imposition of any Encumbrance on any Purchased Asset.

        3.4    Financial Statements; Material Adverse Change; Absence of Changes.    (a) The Sellers have heretofore furnished Buyer with the unaudited pro-forma balance sheet of the Purchased Divisions and the Purchased Corporate Assets as of December 31, 2001 and the related pro-forma statements of income for the fiscal year ended December 31, 2001 (collectively the "Year-end Financial Statements") and the unaudited pro-forma balance sheet of the Purchased Divisions and the Purchased Corporate Assets as of October 31, 2002 and the related pro-forma statements of income for the ten (10) month period then ended (the "Interim Financial Statements" and, together with the Year-end Financial Statements, the "Financial Statements"). The Financial Statements have been prepared in accordance with GAAP consistently applied. The Financial Statements fairly present the financial condition of the Purchased Divisions and the Purchased Corporate Assets at the dates thereof and the related statements of income fairly present the results of operations of the Purchased Divisions (including effects of the Purchased Corporate Assets) for the periods indicated. All reserves reflected in the Financial Statements have been established in the ordinary course of business, in accordance with GAAP, consistently applied. The Acquired Accounts are all of the accounts of the Sellers into which customers of the Sellers deposit funds.

  (b)
  Except for the execution and delivery of this Agreement, the transactions to take place pursuant hereto on or prior to the Closing Date and the events, facts or occurrences set forth on Schedule 3.4(b), since the date of the Interim Financial Statements, there has not been a Material Adverse Change.

  (c)
  Except as reflected or reserved against in the Financial Statements or in the notes thereto or as disclosed on Schedule 3.4(c), there are no liabilities, Indebtedness or obligations against, relating to the Purchased Divisions or affecting the Purchased Assets, other than those incurred since the date of the Interim Financial Statements in the ordinary course of business consistent with past practice (none of which relates to any breach of contract, breach of warranty, tort, infringement or violation of Law or arose out of any action, proceeding, claim, complaint, grievance, investigation or unfair labor practice complaint, grievance or investigation).

  (d)
  Except as set forth on Schedule 3.4(d), since the date of the Interim Financial Statements, the Sellers have conducted their business in the ordinary course consistent with past practice and there has not been any:

  (i)
  in a single transaction or a series of related transactions, sale (including by sale-leaseback), lease, license, pledge, transfer or disposition of any assets of the Purchased Divisions, other than sales of inventory in the ordinary course of business and consistent with past practice;

  (ii)
  acquisition of or agreement to acquire by merging with, or by purchasing a substantial equity interest in or a substantial portion of the assets of, or by any other manner, any business or any corporation, partnership, limited liability company, association or other business entity, in a transaction or series of related transactions;

  (iii)
  change in any accounting methods, principles or practices by the Sellers affecting the Purchased Divisions;

  (iv)
  revaluation by the Sellers of any of the Purchased Assets or Assumed Liabilities, including without limitation, any write-offs, increases or decreases in any reserves or any write-up or write-down of the value of inventory, property, plant, equipment or any other property, in each case, which would constitute Purchased Assets or Assumed Liabilities, or any change in any assumptions underlying, or facts relating to, or methods of calculating, any bad debt, contingency or other reserves relating to the Purchased Divisions;

  (v)
  Indebtedness incurred, assumed or guaranteed by the Sellers or any commitment to incur Indebtedness entered into by the Sellers, in each case, which would constitute Assumed Liabilities, or any loans made or agreed to be made by the Sellers, other than relating to performance or surety bonds;

  (vi)
  increase in the compensation or benefits of any officer or other employee (including any such increase pursuant to any bonus, pension, profit sharing or other plan or commitment) or any increase in the compensation or benefits payable or to become payable to any officers or employees;

  (vii)
  granting of any bonus, incentive compensation, severance, termination, change of control, service, award or other like benefit to any officer or other employee;

    (viii)
    incurrence or imposition of an Encumbrance, other than Permitted Encumbrance, on any of the Purchased Assets;

    (ix)
    delay or failure to pay or perform any Assumed Liability (including accounts payable) of the Sellers when due;

    (x)
    acceleration or prepayment of any accounts receivable or any Indebtedness or other material obligation constituting a Purchased Asset owed to any Seller before it is due or otherwise owed;

    (xi)
    termination, amendment, modification or waiver of, or any breach, violation or default by any party under, any Assigned Contract or enter into any contract that would be required to be disclosed on Schedule 3.9;

    (xii)
    forgiveness, waiver or agreement to extend repayment of any Indebtedness or other material obligation owed by or to any Seller, other than under the Credit Agreement;

    (xiii)
    disposition or lapse of any rights to use any of the Purchased Intellectual Property;

    (xiv)
    capital expenditures or commitments for additions to any property of any Seller relating to the Purchased Divisions and constituting capital assets not previously contained in a capital budget furnished to Buyer; or

    (xv)
    except as provided in Section 6.12, negotiation, discussion or contract or agreement to take or agree to take any of the actions described in this subsection (d).

        3.5    Assigned Real Property Leases.    Schedule 3.5 contains a list and description of the term of and annual rent on each Assigned Real Property Lease. The Seller set forth opposite each Assigned Real Property Lease in Schedule 3.5 is the lessee or sublessee under such Assigned Real Property Lease. The applicable Seller has good and valid leasehold title to each property subject to an Assigned Real Property Lease, free and clear of all Encumbrances, other than Permitted Encumbrances. The Sellers have delivered to Buyer true, correct and complete copies of each Assigned Real Property Lease and all amendments thereto. Each Assigned Real Property Lease is in full force and effect and constitutes a legal, valid and binding agreement of the Seller party thereto and, to the Seller's knowledge, the lessor thereto, enforceable against such Seller and, to the Seller's knowledge, the lessor thereto, in accordance with such terms. Except as disclosed on Schedule 3.5, neither the Seller party thereto nor, to the Seller's knowledge, the lessor thereto, is in violation or breach of, or default under, any such Assigned Real Property Lease (or with notice or lapse of time or both, would be in violation or breach of or default under, any such Assigned Real Property Lease) in any material respect.

        3.6    Title to Properties; Encumbrances.    Except as set forth on Schedule 3.6, the Sellers have good and valid title to all Purchased Assets (tangible and intangible), in each case subject to no Encumbrance, except for (i) liens arising by operation of Law which are, individually or in the aggregate, of immaterial amount (other than Taxes not included in clause (ii) hereof), other than under ERISA or section 412 of the Code, (ii) Encumbrances for current taxes, assessments or governmental charges or levies on property not due and payable as of the Closing Date, (iii) Encumbrances arising from the Credit Documents, (iv) with respect to real property, any zoning, building codes and other land use Laws regulating the use or having jurisdiction over real property, which do not, individually or in the aggregate, have a material impact on the use or value of such property, and (v) with respect to real property, any easements, covenants, conditions restrictions or other similar matters of record affecting title to such property which would not or do not impair the use or occupancy of such property in its current use and operation. Encumbrances referred to in clauses (i) through (v) above are collectively referred to as "Permitted Encumbrances." Upon the Closing, the Sellers will transfer to Buyer good and valid title to all of the Purchased Assets subject to no Encumbrance (other than Permitted Encumbrances, but not including Encumbrances arising from the Credit Documents). Except as set forth on Schedule 3.6, the Purchased Assets are in good working order and condition, ordinary wear and tear excepted. The Purchased Assets constitute all assets necessary for the conduct of the Purchased Divisions as currently conducted.

        3.7    Purchased Real Property.    Schedule 2.1(h) contains a list of all the real property included in the Purchased Assets and a list of all indebtedness secured by a lien, mortgage or deed of trust thereon. All of the buildings, structures and appurtenances situated on the real property listed or required to be listed on Schedule 2.1(h) are in good operating condition and in a state of good maintenance and repair, ordinary wear and tear excepted, and are adequate and suitable for the purpose for which they are presently being used. The real property set forth on Schedule 2.1 (h) and the property subject to an Assigned Real Property Lease constitute all of the real property interests owned, leased or occupied in whole or in part by any Seller which are used in or necessary in connection with the business of the Purchased Divisions.

        3.8    Tax Matters.    (a) Each Seller has timely filed or caused to be timely filed with the appropriate Tax Authorities all material Tax Returns for any Tax that are required to be filed with respect to the Purchased Assets prior to the Closing Date.

  (b)
  Except as set forth on Schedule 3.8(b), no material Tax liens have been filed with respect to the Purchased Divisions and no material cliams are being asserted in writing that would give rise to a Tax lien with respect to the Purchased Assets.

  (c)
  Except as set forth on Schedule 3.8, there is no action, suit proceeding investigation, audit or cliam now pending or, to the knowledge of any Seller, threatened, by any Tax Authority regarding any material Tax, relating to the Purchased Assets for any taxable year or other taxable period.

        3.9    Material Contracts.    (a) Schedule 3.9(a) sets forth a true and complete list of all written contracts, agreements or commitments with respect to the Purchased Divisions which constitute the following: (i) any agreement, contract or commitment limiting the freedom of any Seller to engage in any line of business similar to the Purchased Divisions or to compete with any other Person in any business similar to the Purchased Divisions; (ii) any agreement, contract or commitment relating to capital expenditures in excess of $100,000; (iii) any notes, mortgages, indentures, letters of credit, performance bonds and other agreements and instruments for or relating to any lending or indebtedness or any guarantee or other contingent liability in respect of any indebtedness or obligation of any Person other than the endorsement of negotiable instruments for collection in the ordinary course of business; (iv) any loan or advance to, or investment in, any Person, or any agreement, contract or commitment relating to the making of any such loan, advance or investment, (v) any agreement, contract or commitment not entered into in the ordinary course of business in excess of $25,000; (vi) any collective bargaining or similar labor contract covering any employee; (vii) any other agreements, contracts or commitments that involve the payment or potential payment pursuant to the terms of such agreement, contract or commitment, by or to the Sellers of more than $100,000 annually or (viii) all material licenses and agreements with respect to Purchased Intellectual Property. Each contract or agreement set forth on Schedule 3.9(a) or required to be set forth in Schedule 3.9(a) is in full force and effect and constitutes a legal, valid and binding agreement of the Seller party thereto and, to each Seller's knowledge, of each other party thereto, enforceable against such Seller and, to each Seller's knowledge, each other party thereto, in accordance with its terms. Except as set forth on Schedule 3.9(a), no Seller and, to each Seller's knowledge, no other party thereto, is in violation or breach of, or default under, any such contract (or with notice or lapse of time or both, would be in violation or breach of or default under any such contract) in any material respect. A true and complete copy of each contract set forth on Schedule 3.9(a) has been provided to Buyer. Except as set forth on Schedule 3.9(a), there are no material oral contracts with respect to the Purchased Divisions.

  (b)
  Except as set forth on Schedule 3.9(b), the execution, delivery and performance by each Seller of this Agreement, and the consummation of the transactions contemplated hereby, will not (A) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, or (B) result in or give to any Person any additional rights or entitlement to increased, additional, accelerated or guaranteed payments under any contract required to be disclosed pursuant to this Section 3.9 or any Assigned Contract.

        3.10    Litigation.    Except as set forth on Schedule 3.10, there are no material claims and no actions, suits or proceedings pending or, to the knowledge of any Seller, threatened, before or by any court, arbitrator, mediator or federal, state, municipal or other governmental department, commission, board, agency or instrumentality against any Seller relating to the Purchased Assets or the operation of the Purchased Divisions. None of the Sellers, or any of the Purchased Assets or the operation of the Purchased Divisions, is subject to any order, writ, injunction, judgment or decree of any court or other governmental agency or authority.

        3.11    Compliance with Laws and Regulations.    Except as set forth on Schedule 3.11, each Seller is in compliance, in all material respects, with all applicable foreign, federal, state and municipal statutes, ordinances, regulations, orders, judgments and decrees, relating to the Purchased Assets or the operation of the Purchased Divisions.

        3.12    Environmental Matters.    (a) Notwithstanding any other provision in this Agreement, this Section 3.12 contains the exclusive representations of Sellers concerning matters arising under or relating to Environmental Laws.

  (b)
  Except as set forth on Schedule 3.12:

  (i)
  Each Seller (with respect to the Purchased Divisions) and each Facility is in material compliance with all, and each Seller (with respect to the Purchased Divisions) has no material liability under any, applicable Environmental Laws;

  (ii)
  There are no present or past material Environmental Conditions relating to any Seller (with respect to the Purchased Divisions), any Facilities or, to the Sellers' knowledge, any real property formerly owned or operated by the Sellers (with respect to the Purchased Divisions) or the Purchased Divisions;

  (iii)
  No Seller (with respect to the Purchased Divisions) is a potentially responsible party with respect to any foreign, federal, state, or local environmental clean-up site or with respect to investigations, remediation or corrective actions under any Environmental Law, except for sites, investigations, remediation or corrective actions that would not reasonably be expected to be material;

  (iv)
  No Seller has received notice of any alleged, actual or potential claim, demand, action, investigation or administrative or judicial proceeding in connection with the Purchased Divisions regarding (A) any Release or threatened Release of any Hazardous Materials at any Site or other location, (B) any violation of or non-compliance by any Seller with the conditions of any Permit required under any Environmental Law or the provisions of any Environmental Law with respect to the Purchased Divisions or any Site, or (C) any actual or threatened injury or damage to any Person, property, natural resource or the environment arising from or relating to any Release, threatened Release, generation, transportation, disposal or presence of any Hazardous Materials with respect to the Purchased Divisions; in the case of each of (A), (B) or (C) that would not reasonably be expected to be material; and

  (v)
  Each Seller has obtained all material permits, licenses and approvals required by applicable Environmental Laws with respect to the Purchased Assets or the Purchased Divisions.

        (c)    The Sellers have delivered or made available to Buyer copies of all material environmental audits or other studies or reports in the Sellers' possession concerning any Environmental Condition relating to the Purchased Divisions or the Sites.

        (d)    None of the items disclosed in Schedule 3.12 (other than with respect to on-site conditions at the Peoria Facility) are reasonably likely to, individually or in the aggregate, constitute a Material Adverse Change.

        3.13    Permits.    Schedule 3.13 contains a list of the Permits which are necessary to operate the Purchased Divisions as the Purchased Divisions are currently operated. Except as set forth on Schedule 3.13, (a) each Seller is in material compliance with all Permits necessary in connection with the ownership, operation and maintenance of the Purchased Assets; and (b) no proceeding to modify, suspend, revoke, withdraw, terminate or otherwise limit any Permit is pending or, to the knowledge of any Seller, threatened.

        3.14    Customers and Suppliers.

        (a)    Schedule 3.14(a) includes a list of the ten (10) largest customers of each of the Purchased Divisions by dollar volume of sales made or services provided during the last twelve (12) months. Except as set forth on Schedule 3.14(a), (i) in the last twelve (12) months, no customer listed on Schedule 3.14(a) has cancelled or otherwise terminated, or threatened to cancel or otherwise terminate, its relationship with any Seller; (ii) in the last twelve (12) months, no Seller has received written notice that any customer listed on Schedule 3.14(a) intends to cancel or otherwise adversely modify its relationship with any Seller; and (iii) the Sellers are in compliance in all material respects with their obligations to their customers.

        (b)    Schedule 3.14(b) includes a list of the ten (10) largest suppliers of each of the Purchased Divisions by dollar volume of sales made or services provided during the last twelve (12) months. Except as set forth on Schedule 3.14(b), (i) in the last twelve (12) months, no supplier listed on Schedule 3.14(b) has cancelled or otherwise terminated, or threatened to cancel or otherwise terminate, its relationship with any Seller; (ii) in the last twelve (12) months, no Seller has received written notice that any supplier listed on Schedule 3.14(b) intends to cancel or otherwise adversely modify its relationship with any Seller; and (iii) the Sellers are in compliance in all material respects with their obligations to their suppliers, vendors and other providers of services. Those suppliers listed on Schedule 3.14(b) have not materially increased the prices charged to the Sellers since December 31, 2001.

        3.15    Labor Matters; Employee Benefits.    (a) Except as set forth on Schedule 3.15(a), (i) there is no labor strike, dispute, slowdown, stoppage or lockout pending, or to the knowledge of any Seller, threatened against or affecting the Purchased Divisions, (ii) there is no unfair labor practice charge or complaint or any other claim against any Seller with respect to the Purchased Divisions pending or, to the knowledge of any Seller, threatened before the National Labor Relations Board or any similar agency or union, (iii) to the Sellers' knowledge, there are no petitions for election or demands for certification or recognition pending or threatened, and (iv) none of the Sellers' employees has been improperly characterized as an independent contractor or leased employee.

        (b)    WARN Act.    The Sellers have given the notifications under the Worker Adjustment and Retraining Notification Act (the "WARN Act") to each employee located at the Sellers' Facilities located in Peoria, Illinois and Bessemer, Alabama.

        (c)    Schedule 3.15(c) sets forth a true and complete list of all material Plans and any Plan for which Buyer may have any liability by reason of the transactions contemplated by this Agreement. Except as set forth on Schedule 3.15(c), no Seller has any material unwritten compensation arrangements which, if put into writing, would constitute a Plan.

        (d)    The Company has delivered or made available to Buyer a true and complete copy of:

  (i)
  The Rohn Industries, Inc. Pension Plan (the "Pension Plan") and the Rohn Industries, Inc. 401(k) Profit Sharing Plan (the "Investment Plan" and together with the Pension Plan, the "Retirement Plans") and any related funding agreements (e.g., trust agreements or insurance contracts), including all amendments (and Schedule 3.15(d) includes a description of any such amendment that is not in writing);

  (ii)
  The current draft of the Summary Plan Description of each Retirement Plan and Form 5500 filings including all schedules for at least the last two years;

  (iii)
  The most recent Internal Revenue Service determination letter for each Retirement Plan, which determination letter, except as set forth on Schedule 3.15(d), reflects all amendments that have been made to the Retirement Plan; and

  (iv)
  The most recent trustee's report for each of the Retirement Plans showing the type of investment and value of each trust asset.

        (e)    Except as set forth on Schedule 3.15(e), the Pension Plan has not incurred any "accumulated funding deficiency", as defined in Section 302 of ERISA and Section 412 of the Code, whether or not waived, as of the last day of the most recent fiscal year ended prior to the Closing Date, and all contributions required to be made with respect thereto on or prior to the Closing date have been timely made.

        (f)    Except as set forth in Schedule 3.15(f), no Plan is a "multi-employer plan", as defined in Section 3(37) of ERISA, nor is any Plan a plan described in Section 4063 of ERISA. Except as set forth in Schedule 3.15(f), no withdrawal liability is owed, or as a result of this transaction (and assuming that the provisions of ERISA Section 4202 are not applicable), will be owed by any Seller to any multi-employer plan.

        (g)    With respect to the Pension Plan, no liability under Title IV of ERISA has been incurred by any Seller or by any ERISA Affiliate, since the effective date of ERISA that has not been satisfied in full, and no condition exists that presents a risk to any Seller or any ERISA Affiliate of incurring a liability under such Title other than liability for premiums due the Pension Benefit Guaranty Corporation (which premiums have been paid when due). Except as set forth in Schedule 3.15(g) with respect to the Pension Plan which is subject to Title IV of ERISA, the present value of accrued benefits under such plan, based upon the actuarial assumptions used for funding purposes in the most recent actuarial report prepared by such Plan's actuary with respect to such Plan did not exceed, as of its latest valuation date, the then current value of the assets of such Plan allocable to such accrued benefits.

        (h)    Except as set forth on Schedule 3.15(h), each Retirement Plan complies currently, and has complied in the past, both in form and operation, in all material respects, with all laws applicable to the relevant time, including but not limited to ERISA and the Code. To the knowledge of each Seller, each Retirement Plan has been operated in accordance with its terms and applicable section of the Code and ERISA.

        (i)    No prohibited transaction has occurred with respect to any of the Retirement Plans which is not exempt under Section 4975 of the Code and Section 406 of ERISA, and no Seller has engaged in any transaction with respect to any Retirement Plan which could subject it to either a material civil penalty assessed pursuant to Section 409, 502(i) or 502(l) of ERISA, or a material tax imposed pursuant to Section 4975 or 4976 of the Code.

        (j)    Except as to the Plans set forth on Schedule 3.15(j) (as those plans shall be amended prior to Closing, the "Retiree Health Plans"), no Seller maintains any Plan that provides (or will provide) medical or death benefits to one or more former employees (including retirees) beyond their retirement or other termination of service, other than benefits that are required to be provided pursuant to Section 4980B of the Code or state law continuation coverage or conversion rights.

        (k)    Except as set forth on Schedule 3.15(k), there are no proceedings or lawsuits, and to the knowledge of any Seller, there are no investigations, either currently in progress or expected to be instituted in the future, relating to any Retirement Plan or any Plan set forth on Schedule 3.15(c), by any administrative agency, whether local, state or federal.

        (l)    Except as set forth on Schedule 3.15(l), there are no pending or, to the knowledge of any Seller, threatened lawsuits or other claims (other than routine claims for benefits under a Plan) against or involving (i) any Retirement Plan or any Plan set forth on Schedule 3.15(c) or (ii) any fiduciary of such Plan (within the meaning of Section 3(21)(A) of ERISA) brought on behalf of any participant, beneficiary or fiduciary thereunder, nor to the knowledge of any Seller is there any reasonable basis for any such claim.

        (m)    Except as set forth on Schedule 3.15(m), no Seller has any intention or commitment, whether legally binding or not to create any additional Plan that should be set forth on Schedule 3.15(c), or to modify or change any existing Plan set forth on Schedule 3.15(c). The benefits under all Plans set forth on Schedule 3.15(c) are as represented, and except in the ordinary course of business and consistent with past practices or as required by law, have not been, and will not be increased subsequent to the date documents are provided to Buyer.

        (n)    Except as set forth on Schedule 3.15(n), none of the Plans set forth on Schedule 3.15(c) will entitle any current or former employee to any benefits or other compensation that become payable solely as a result of the consummation of the transaction contemplated hereby.

        (o)    Neither of the Retirement Plans is subject to the tax on unrelated business taxable income or unrelated debt-financed income under Section 511 of the Code.

        (p)    Except as set forth on Schedule 3.15(p), with respect to any Plan set forth on Schedule 3.15(c) all reports, notices and other disclosure relating to Plans required to be filed with, or furnished to, governmental entities, plan participants or plan beneficiaries have been timely filed and furnished in accordance with applicable law.

        (q)    Except as set forth on Schedule 3.15(q), to the Knowledge of Seller no Retirement Plan has any interest in any annuity contract or other investment or insurance contract issued by an insurance company that is the subject of bankruptcy, conservatorship, rehabilitation or similar proceeding.

        3.16    Intellectual Property.    (a) Schedule 3.16(a) sets forth a true and complete list of all Purchased Intellectual Property which are applications, registrations or which are unregistered material Purchased Intellectual Property, specifying, if applicable, the registration or application numbers for each such item of Purchased Intellectual Property. Other than the Purchased Intellectual Property, no Seller owns or uses any other item of Intellectual Property which is necessary to the Purchased Divisions as currently conducted. The Sellers have taken reasonable steps to protect the material Purchased Intellectual Property.

        (b)    Each Seller owns or has adequate right to use, free and clear of all Encumbrances, its respective Purchased Intellectual Property. Except as set forth on Schedule 3.16(b), no person has a right to receive from any Seller a royalty or similar payment in respect of any Purchased Intellectual Property.

        (c)    The use of the Purchased Intellectual Property in the business of the Purchased Divisions as currently conducted does not infringe upon any third party Intellectual Property or proprietary rights of any other Person. To the Sellers' knowledge, no third party is infringing upon the Purchased Intellectual Property.

        (d)    Except as set forth on Schedule 3.16(d), there is no outstanding claim or suit brought by any Seller for infringement by any other Person of any of the Purchased Intellectual Property.

        3.17    Purchased Inventory.    All Product Inventory maintained by the Sellers relating to the Purchased Divisions is (i) of good and merchantable quality (except for obsolete or discontinued items of Product Inventory which have been adequately reserved for in accordance with GAAP, consistently applied) and (ii) adequate for the conduct of the business of the Purchased Divisions in the ordinary course as currently conducted. All Product Inventory relating to the Purchased Divisions is recorded on the books of the Sellers at the lower of cost or market value determined in accordance with GAAP, consistently applied. All Product Inventory related to the Purchased Divisions is located at the Purchased Real Property or a location which is the subject of an Assigned Real Property Lease. Purchase commitments for raw materials and parts are not in excess of normal requirements and were not made at a price materially in excess of market prices existing on the date such commitments were made.

        3.18    Affiliate Transactions.    Other than (i) transactions among the Purchased Divisions or (ii) transactions between any Seller and any director or executive officer of such Seller not in excess of $25,000, Schedule 3.18 sets forth the parties to and the date, nature and amount of each transaction involving the transfer of any cash, property, services or rights to or from any Seller from, to or for the direct or indirect benefit of any Affiliate or former Affiliate of any Seller ("Affiliate Transactions") since January 1, 2002. Except as set forth on Schedule 3.18, no officer, director, employee, stockholder or Affiliate or any entity in which any such Person or individual is an officer, director or the owner of fifteen percent (15%) or more of the beneficial ownership interests, is a party to any agreement, contract, commitment or transaction with any Seller or has any interests in any property used by any Seller. Except as set forth on Schedule 3.18, each Affiliate Transaction was effected on terms equivalent to those which would have been established by an arms-length negotiation with an unaffiliated third party. Except as set forth on Schedule 3.18, no Seller nor any of its Affiliates has any direct or indirect interest in any competitor.

        3.19    Broker's or Finder's Fees.    No agent, broker, Person or firm acting on behalf of any Seller is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto in connection with any of the transactions contemplated by this Agreement, except for Peter J. Solomon Company Limited, whose fees shall be the responsibility of the Sellers.

        3.20    Insurance.    There is in full force and effect one or more policies of insurance issued by insurers of recognized national standing insuring the properties and business of the Sellers against such losses and risks and in such amounts as are usual and customary in the Sellers' industry. Schedule 3.20 identifies the policies of insurance currently maintained by, or on behalf of, the Sellers, its business and properties, setting forth the name of the insurer, the holder of each such policy, the nature of coverage, the amount of such coverage, the expiration dates thereof and information concerning any claim in excess of $25,000 asserted thereunder since January 1, 2000. Neither the Sellers nor any other insured named on Schedule 3.20 is in material default with respect to its obligations under any of such outstanding insurance policies and all premiums with respect thereto are current. Neither the Sellers nor, to the Sellers' knowledge, any other insured named on Schedule 3.20 has failed to give any notice or to present any material claim under any such policy in a due and timely fashion. Such policies are in full force and effect on the date hereof and will continue to be kept in full force and effect on substantially equivalent terms until the consummation of the transactions contemplated hereby and in the Transaction Documents, except to the extent policies expire and are replaced in the ordinary course of business with policies on substantially equivalent terms and except with respect to those policies listed on Schedule 3.20, marked as such, which shall continue to be kept in full force and effect from the date hereof on identical terms through the consummation of the transactions contemplated by this Agreement. All premiums due under the policies identified on Schedule 3.20 have been paid and neither the Sellers nor, to the Sellers' knowledge, any other such insured has been issued or has received any notice of cancellation, material modification or termination in respect of any such policy or is in default thereunder. Neither the Sellers nor, to the Sellers' knowledge, any other such insured has been issued or has received notice that any insurer under any policy referred to on Schedule 3.20 is denying liability with respect to a claim thereunder or defending under a reservation of rights clause.

        3.21    Accounts Receivable.    A complete and correct list of all accounts receivable of the Sellers as of October 31, 2002 (the "Accounts Receivable") has been delivered to Buyer prior to the date hereof, and sets forth the aging of such Accounts Receivable, a complete and correct copy of which is attached hereto as Schedule 3.21. The Accounts Receivable and all accounts receivable created after October 31, 2002 represent bona fide sales actually made or services actually performed on or prior to such date in the ordinary course of business of the Sellers. Except as set forth in Schedule 3.21, there is no asserted contest, claim or right of set-off contained in any oral or written agreement with any account debtor relating to the amount or validity of any Account Receivable, or any other account receivable created after October 31, 2002. The Accounts Receivable and all accounts receivable created after October 31, 2002 are valid.

        3.22    Products; Product Warranty and Liability.

        (a)    Schedule 3.22(a) sets forth, in general terms, a complete and correct list of each product and service being sold or otherwise provided in the conduct of the Purchased Divisions as of the date hereof and as of Closing. Schedule 3.22(a) contains a complete and current list of all jurisdictions in which such licenses have been applied for or obtained by any Seller or any other Person with respect to the Purchased Divisions, in each case identifying the name of the Person that applied for or holds the same, and the expiration date thereof.

        (b)    Except as set forth on Schedule 3.22(b), each product or service manufactured, fabricated or provided by the Sellers and relating to the Purchased Divisions has been manufactured, fabricated or provided in compliance with all applicable laws and all applicable contractual commitments and warranties and each product or service has been distributed, sold and provided in conformity with all applicable contractual commitments and warranties, and, to the Sellers' knowledge, there is no reasonable basis for any present or future action, suit or other proceeding giving rise, individually or in the aggregate, to any liability or other obligation with respect to such products or services, including for the replacement thereof or for damages in connection therewith or resulting therefrom. Except as set forth on Schedule 3.22(b), no Seller has received any notice that any action, suit or other proceeding has been made alleging that any product manufactured or sold or service rendered by the Seller and relating to the Purchased Divisions is or was defective in any way.

        (c)    Schedule 3.22(c) sets forth complete and correct lists of (i) all warranties applicable to products or services sold or otherwise provided since September 30, 1997 and relating to the Purchased Divisions, (ii) all recalls with respect to products during the past five years relating to the Purchased Divisions and the dates, if any, such recalls were closed, and (iii) all claims with respect to products or services that are open as of the date hereof relating to the Purchased Divisions. Except as set forth on Schedule 3.22(c), to the Sellers' knowledge, there is no reasonable basis for any present or future product recall or product claims with respect to any products that could reasonably be expected to give rise to any liability or other obligation in excess of $50,000.

        3.23    Certain Payments.    No Seller, nor any director, officer, agent, employee or other Person acting on behalf of any Seller, has: (i) paid or authorized any commission, bonus, "finders fee," referral fee or other payment or inducement relating to the contracts, orders or business of the Purchased Divisions which has not been properly recorded on the Sellers' books of account; (ii) established or maintained any unrecorded account or funds for such purposes; or (iii) received any payment, gift, or other consideration from any supplier, vendor or customer relating to business with the Purchased Divisions.

        3.24    Disclosure.    No disclosure made by any Seller in this Agreement, any Schedule hereto, any Transaction Document, or any information, document or certificate furnished or to be furnished by or on behalf of any Seller to Buyer or its Affiliates, agents and representatives in connection with this Agreement and the Transaction Documents or the transactions contemplated hereby or thereby contains or will contain any untrue statement of a material fact, or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading. To the Sellers' knowledge, there is no fact that has not been disclosed in this Agreement or the Transaction Documents which has caused, individually or in the aggregate, a Material Adverse Change.

        3.25    No Additional Representations.    NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS ARTICLE III OR ANY OTHER PROVISION OF THIS AGREEMENT, IT IS THE EXPLICIT INTENT OF EACH PARTY HERETO THAT EACH SELLER IS MAKING NO REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED, BEYOND THOSE EXPRESSLY GIVEN IN THIS ARTICLE III, INCLUDING, BUT NOT LIMITED TO, ANY IMPLIED WARRANTY OR REPRESENTATION AS TO THE CONDITION, MERCHANTABILITY OR SUITABILITY OF ANY OF THE PROPERTIES OR ASSETS OF ANY SELLER. ANY COST ESTIMATES, PROJECTIONS OR OTHER PREDICTIONS CONTAINED OR REFERRED TO IN THE CONFIDENTIAL INFORMATION MEMORANDUM AND THE SCHEDULES HERETO OR OTHERWISE PROVIDED ARE NOT, AND SHALL NOT BE DEEMED TO BE, REPRESENTATIONS OR WARRANTIES OF ANY SELLER.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES OF BUYER

        Buyer represents and warrants, as of the date hereof and as of the Closing Date, to each of the Sellers as follows:

        4.1    Organization.    Buyer is a limited liability company duly organized, validly existing, and in good standing under the laws of the State of Delaware with all requisite corporate power and authority to carry on its business, to own or lease the Purchased Assets and to execute and deliver this Agreement and the other Transaction Documents to be executed and delivered by Buyer as contemplated thereby and to perform its obligations hereunder and thereunder.

        4.2    Authorization.    The execution, delivery and performance of this Agreement and the other Transaction Documents to be executed and delivered by Buyer as contemplated hereby, and the consummation of the transactions contemplated hereby and thereby, have been duly authorized by the Board of Directors of Buyer and no other corporate or shareholder action on the part of Buyer or its shareholders is necessary to authorize the execution, delivery and performance of this Agreement and the other Transaction Documents to be executed and delivered by Buyer as contemplated hereby and the consummation by Buyer of the transactions contemplated hereby and thereby. This Agreement and the other Transaction Documents to be executed and delivered by Buyer as contemplated hereby when delivered in accordance with the terms hereof shall be valid and binding obligations of Buyer enforceable against Buyer in accordance with their terms, except to the extent that their enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors' rights generally and to general equitable principles.

        4.3    Consents and Approval; No Violations.    Except as set forth on Schedule 4.3, the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not, with or without the giving of due notice or the lapse of time or both: (a) violate, conflict with, or result in a breach or default under any provision of the certificate of incorporation or by-laws of Buyer; (b) violate in any material respect any statute or ordinance or any order, judgment or decree of any court or any governmental or regulatory body, agency or authority applicable to Buyer or its subsidiaries or by which their respective properties or assets may be bound; (c) require any filing by Buyer, or require Buyer to obtain any permit, consent or approval of, or require Buyer to give any notice to, any governmental or regulatory body, agency or authority or any other Person; or (d) result in a material violation or material breach by Buyer of, constitute (with or without due notice or lapse of time or both) a material default by Buyer (or give rise to any right of termination, cancellation, payment or acceleration) under, or result in the creation of any Encumbrance upon Buyer or its subsidiaries or any of their respective properties or assets under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, license, franchise, permit, agreement, lease, franchise agreement or other instrument or obligation, to which Buyer or any of its subsidiaries is a party, or by which their respective properties or assets may be bound.

        4.4    Adequate Funds.    Buyer has all funds necessary to pay the Purchase Price in accordance with Section 2.5 hereof.

        4.5    Brokers.    No agent, broker, Person or firm acting on behalf of Buyer is, or will be, entitled to any commission or broker's or finder's fees from any of the parties hereto in connection with any of the transactions contemplated by this Agreement.

ARTICLE V

TAX MATTERS

        5.1    Transfer Taxes.    All stamp, transfer, documentary, sales, use, registration, and other such Taxes and fees (including any penalties and interest and all real property Transfer Taxes) incurred in connection with this Agreement and the transactions contemplated hereby (collectively, "Transfer Taxes") shall be paid 50% by the Sellers and 50% by Buyer. The Sellers and Buyer shall cooperate to file on a timely basis all necessary Tax returns, reports, forms, and other documentation with respect to any Transfer Taxes and to timely pay such Transfer Taxes.

        5.2    VAT Matters.    The Sellers shall, notwithstanding any other provision of this Agreement, as soon as reasonably practicable following the date hereof, deliver VAT documents related to the Purchased Divisions to Buyer. Notwithstanding any provisions of this Agreement, where Buyer can claim a credit for any VAT, such VAT shall be borne exclusively by Buyer, and shall not be subject to reimbursement or sharing under this Agreement. In all other circumstances, the VAT shall be borne equally by Buyer and the Sellers. The Sellers and Buyer shall use commercially reasonable efforts (including, for the avoidance of doubt, the making of an election or application in respect of VAT to any Tax Authority) to secure that the sale of the Purchased Divisions is treated as a transfer of a going concern but neither a supply of goods nor a supply of services solely for the purposes of the laws governing VAT in the relevant state. Buyer represents and warrants, as of the date hereof, that it is or will become, and, as of the Closing, is a taxable person for VAT purposes in all relevant states and agrees that it will use the Purchased Assets in carrying on the same kind of business, whether or not as part of its existing business, as the Sellers.

        5.3    Treatment of Payments.    Buyer and the Sellers agree to treat any payments under Sections 2.7 and 2.8 and any indemnity payments under Article IX as adjustments to the Purchase Price solely for all Tax purposes.

ARTICLE VI

OTHER AGREEMENTS

        6.1    Conduct of Purchased Divisions.    During the period from the date of this Agreement to the Closing Date, the Sellers agree to conduct the Purchased Divisions only in the ordinary course consistent with past practice. Without limiting the generality of the foregoing, the Sellers will:

  (a)
  use commercially reasonable best efforts to (i) preserve intact the present business organization and reputation of the Purchased Divisions, (ii) maintain the Purchased Assets in good working order and condition, ordinary wear and tear excepted, (iii) maintain the good will of customers, suppliers, lenders and other Persons from whom the Sellers purchase or to whom the Sellers sell goods or provide services or with whom the Sellers otherwise have significant business relationships in connection with the Purchased Divisions, (iv) continue sales, marketing and promotional activities relating to the Purchased Divisions consistent with past practice and (v) continue to implement pricing policies relating to the Purchased Divisions consistent with past practice;

  (b)
  (i) cause the Books and Records to be maintained in the usual, regular and ordinary manner, (ii) except to the extent required by applicable Law or GAAP, not permit any material change in any accounting, financial reporting or Tax practice or policy of the Sellers that would adversely affect the Purchased Divisions, the Purchased Assets or the Assumed Liabilities, and (iii) not permit any material change in any investment, inventory, credit or allowance practice or policy of the Sellers that would adversely affect the Purchased Divisions, the Purchased Assets or the Assumed Liabilities;

  (c)
  comply, in all material respects, with all Laws applicable to the Purchased Divisions and promptly following receipt thereof give to Buyer copies of any notice received from any governmental or regulatory authority or other Person alleging any material violation of any such Law; and

  (d)
  acquire or commit to acquire Inventory for sale which is of a quality and quantity usable in the ordinary course of the business and consistent with past practice and normal purchasing patterns;

  (e)
  not take any action or permit the occurrence of any action described in Section 3.4(d) without the prior written consent of Buyer.

        6.2    Review of the Company.    Buyer may, prior to the Closing Date, through its representatives, review the properties, books and records of the Sellers relating to the Purchased Assets and the Purchased Divisions to familiarize themselves with the Purchased Assets and the Purchased Divisions. The Sellers shall provide Buyer and its representatives, upon receiving reasonable notice from Buyer, reasonable access to the premises and to such books and records during normal working hours and to furnish Buyer with such financial and operating data and other information with respect to the Purchased Assets and the Purchased Divisions as Buyer shall from time to time reasonably request.

        6.3    Confidentiality.    Information obtained by Buyer or Guarantor pursuant to Section 6.2 shall be subject to the provisions of the Confidentiality Agreement (the "Confidentiality Agreement"), dated July 1, 2002, by and among the Company and Guarantor, and shall be treated as "Confidential Information" as provided in the Confidentiality Agreement. Buyer hereby agrees to be bound by the terms of and to comply with the Confidentiality Agreement. In the event of termination of this Agreement for any reason, Buyer and Guarantor shall promptly return to the Sellers all Confidential Information obtained from the Sellers and any copies made of, or reports or analyses based on, such Confidential Information.

        6.4    Cooperation.    Each of the parties agrees to use its reasonable best efforts to take, or cause to be taken, all action to do, or cause to be done, and to assist and cooperate with the other party hereto in doing, all things necessary, proper or advisable to satisfy the conditions to Closing set forth in Article VII hereof.

        6.5    Performance Guarantee.    Guarantor hereby irrevocably and unconditionally guarantees to the Sellers the due and punctual observance and performance of each and every obligation of Buyer contained in this Agreement, including, without limitation, the payment of the Purchase Price, all upon the terms and subject to the conditions set forth herein. Guarantor shall have no further obligations relating to or arising out of this Agreement following the Closing.

        6.6    Use of Trademark and Logo.    (a) The Sellers shall remove the "ROHN" Trademark and Logo from all Excluded Assets and cease use of such Trademark and Logo as promptly as commercially practicable after the Closing Date; provided that for a period of six (6) months following the Closing Date, the Sellers and all other Subsidiaries of the Company shall have the right to use existing letterhead, business cards and similar materials containing the "ROHN" Trademark and Logo for purposes of winding-down and liquidating the remaining operations of the Sellers and the other Subsidiaries of the Company. The Sellers and all other Subsidiaries of the Company shall have the right to use existing marketing and sales material with appropriate stickering a period of six (6) months after the Closing Date for purposes of winding-down and liquidating the remaining operations of the Sellers and the other Subsidiaries of the Company so long as the stickering is approved in advance by Buyer, such approval not to be unreasonably withheld, conditioned or delayed. The Sellers shall be responsible for all costs and expenses incurred in connection with the foregoing.

  (b)
  Buyer grants to the Sellers and each of the other Subsidiaries of the Company, upon the Closing, a non-transferable limited-use license to use the "ROHN" Trademark and Logo as is commercially necessary while the Sellers comply with their obligations pursuant to Section 6.6(a).

        6.7    Purchased Intellectual Property.    Subject to Sections 6.6 and 6.13, the Sellers agree that commencing upon the Closing Date, the Sellers shall cease, and shall cause their Affiliates to cease, use of the Purchased Intellectual Property.

        6.8    Bulk Transfer Laws.    Buyer and the Sellers hereby waive compliance with the provisions of any so-called bulk transfer laws of any jurisdiction ("Bulk Sales Law") in connection with the transactions contemplated by this Agreement.

        6.9    Employment of the Sellers' Employees.    Nothing expressed or implied in this Agreement shall obligate Buyer to offer employment to any employee of the Sellers or their Affiliates as of the Closing Date or provide continued employment or any level of compensation or benefits to any such employee for any period of time following the Closing Date. Each employee of Sellers who is employed by Buyer after the Closing is herein referred to as an "Affected Employee."

        6.10    Continuing Operations.

  (a)
  For a period of six (6) months following the Closing Date, Buyer shall allocate to the Company and provide the Company with access to a portion of the office and administrative space of the Facilities located at Peoria, Illinois to the extent necessary to permit up to ten (10) employees of the Company to operate, wind-down or liquidate the Other Excluded Assets or the Sellers or to carry-on other administrative functions of the Sellers; provided that Buyer shall have a right to bar such employees of the Company from access to such Facilities (or any portion thereof) if, in the reasonable good faith judgment of Buyer, Buyer has determined that such access causes or is reasonably likely to cause unreasonable disruption to the conduct of the Purchased Divisions or the work environment at such Facilities.

  (b)
  For a period of six (6) months following the Closing Date, Buyer shall cooperate with the Sellers to enable the Sellers to use such portions of the Furnishings and Equipment included in the Purchased Assets, including, without limitation, office equipment, as is necessary for the Sellers to operate, wind-down or liquidate the Other Excluded Assets or the Sellers or to carry-on other administrative functions of the Sellers.

  (c)
  For a period of six (6) months following the Closing Date, Buyer shall make available those former employees of the Sellers or their Affiliates employed by Buyer, and shall permit such employees who have until the date hereof primarily performed administrative functions for the Sellers to perform a de minimus amount of such functions for the Sellers as is necessary for the Sellers to operate, wind-down or liquidate the Other Excluded Assets or the Sellers or to carry-on other administrative functions of the Sellers; provided that Buyer shall have a right to restrict the performance of such services if, in the reasonable good faith judgment of Buyer, Buyer has determined that such services cause or are reasonably likely to cause unreasonable disruption to the conduct of the Purchased Divisions.

        6.11    Other Employee Matters.

  (a)
  Collective Bargaining Agreements.  Buyer will adopt and assume at and as of the Closing each collective bargaining agreement (as modified as of the Closing Date) set forth on Schedule 6.11(a).

  (b)
  Pension Plan.  As of the Closing Date, Buyer shall adopt and become the successor sponsor of the Pension Plan. As of the Closing Date, Buyer shall assume all of Sellers' liabilities and obligations and be entitled to all of Sellers' rights with respect to the Pension Plan and the related trust and assets therein, including, without limitation, all obligations to make contributions required to be made to the Pension Plan after the Closing Date. Buyer shall execute such documents as may be reasonably requested by Sellers to effect such adoption and assumption.

  (c)
  401(k) Plan.  (i) As soon as practicable after the Closing Date, Buyer shall establish or designate, and maintain, a defined contribution plan (the "Buyer's Investment Plan") to provide benefits to the Affected Employees who, on the Closing Date, are participants ("Investment Plan Participants") in the Investment Plan. The Buyer's Investment Plan shall be qualified under Sections 401(a) and 401(k) of the Code. Within 60 days after the Closing Date, Buyer shall provide Sellers with documentation satisfactory to Sellers as to the qualified status of Buyer's Investment Plan, which may take the form of a determination letter issued by the Internal Revenue Service or an opinion of counsel that the Buyer's Investment Plan and related trust satisfy the requirements for qualification under Sections 401(a) and 401(k) of the Code. As soon as practicable after receipt of such documentation by Sellers, Sellers shall cause the trustee of the Investment Plan to transfer to the trust forming a part of the Buyer's Investment Plan cash (or with respect to participant loans granted prior to the Closing Date, if any, such loans and any promissory notes or other documents evidencing such loans) in an amount equal to the account balances of Investment Plan Participants as of the date preceding the transfer date (the "Valuation Date").

        6.12    No Solicitation.

  (a)
  The Sellers shall, and shall cause their respective directors, officers and employees to, cease discussions or negotiations, if any, with any parties other than Buyer or Guarantor conducted prior to the date hereof with respect to an Acquisition Proposal. The Sellers shall not (i) solicit or initiate the making of any proposal that constitutes an Acquisition Proposal or (ii) participate in any discussions or negotiations regarding an Acquisition Proposal; provided, however, that if the Board of Directors determines in good faith, after consultation with its outside counsel and its financial advisors, that failure to do so would be highly likely to constitute a breach of its fiduciary duties to the Company's stockholders or creditors under applicable law, the Company, subject to compliance with Section 6.12(b), may (x) respond to an Acquisition Proposal, (y) furnish to the Person making such Acquisition Proposal non-public information with respect to any Seller pursuant to a confidentiality agreement, and (z) participate in negotiations regarding such Acquisition Proposal; provided, however, that the Company shall have complied with its obligations under this Section 6.12.

  (b)
  The Company shall promptly advise Buyer of any Acquisition Proposal and the material terms and conditions of such Acquisition Proposal. The Sellers shall, to the extent reasonably practicable, keep Buyer informed on the status and details (including amendments or proposed amendments) of any such Acquisition Proposal.

  (c)
  Nothing contained in this Section 6.12 shall prohibit the Company from making any disclosure to the Company's stockholders or creditors required under any applicable law.

        6.13    Amendment to Certificate of Incorporation.    Within five (5) calendar days following the Closing Date, each of the Company, Rohn Construction and Rohn Products shall file with the Secretary of State of the State of Delaware, Texas and Indiana, respectively, an amendment to its certificate of incorporation or other organizational document changing its corporate name to a corporate name that does not include the corporate name "ROHN." Within ten (10) calendar days following the Closing Date, each of Rohn Mexico and Rohn Services shall make all necessary filings an obtain all necessary Permits, including without limitation, Permits from the Ministry of Foreign Affairs of Mexico, if applicable, to change its name to a corporate name that does not include the corporate name "ROHN." Subject to Section 6.6, within ten (10) calendar days following the Closing Date, the Company shall take all actions, including, without limitation, making all such filings, as is necessary to change the corporate name of any other direct or indirect wholly-owned subsidiary that contains the corporate name "ROHN" in its corporate name to a corporate name that does not contain the corporate name "ROHN".

        6.14    Trading Symbol.    Within thirty (30) calendar days from the Closing Date, the Company shall take all actions, including, without limitation, making all such filings, as is necessary to change the symbol for trading of any securities of the Company traded on the New York Stock Exchange or another national stock exchange or quoted on the Nasdaq Stock Market, Inc.'s National Market System or SmallCap Market System to a trading symbol other than "ROHN".

        6.15    Title Matters.    Within five (5) Business Days of the date hereof, each applicable Seller shall deliver to Buyer (i) copies of any existing title insurance policies in the possession of such Seller with respect to each of the Purchased Real Properties and (ii) copies of any surveys of any of the Purchased Real Properties in the possession of such Seller. As promptly as practicable after the execution of this Agreement, but in no event later than seven (7) Business Days after the date hereof, the Sellers shall obtain for and deliver to Buyer (i) a commitment for title insurance for each Purchased Real Property, ALTA 1970 Form "B" (or the equivalent which is reasonably satisfactory to Buyer), issued by a title company or companies reasonably selected by Buyer (the "Title Company"), including all schedules and exhibits thereto, together with true, correct and legible copies of all instruments giving rise to any exceptions to title to each of the Purchased Real Properties (collectively, the "Title Commitments") and (ii) a current ALTA survey of each Purchased Real Property (the "Surveys") certified to Buyer and the Title Company, in form reasonably acceptable to Buyer. The cost of the Title Commitments and the Surveys shall be borne solely by the Sellers. Within ten (10) Business Days after Buyer's receipt of the last of the Title Commitment and Survey, Buyer shall give notice to Sellers, specifying all matters shown on the Title Commitment or disclosed by the Survey which are reasonably disapproved by Buyer (any such item a "Disapproved Exception"). Buyer shall be deemed to have accepted any exception that is not a Disapproved Exception. The Sellers shall use their reasonable best efforts to cure or remove any Disapproved Exception on or before the Closing; provided, however, that the Sellers' inability to cure or remove any Disapproved Execption despite their reasonable best efforts shall not preclude Buyer from asserting the failure of a condition to Buyer's obligation to consummate the transactions contemplated hereby. Notwithstanding the foregoing, Sellers shall be obligated to remove any monetary liens or liens securing encumbrances of liquidated amounts. With respect to each Purchased Real Property, no later than the Closing, the Sellers shall cause to be delivered to Buyer an extended coverage policy of title insurance (the "Title Policies"), ALTA 1970 Form "B" (or the equivalent that is reasonably satisfactory to Buyer), insuring that Buyer owns fee title to each Purchased Real Property subject only to the permitted exceptions and other exceptions reasonably approved by Buyer. The cost of such Title Policies shall be borne solely by the Sellers.

        6.16    Performance Bonds.    Sellers shall maintain that certain performance bond relating to the contract with the Commonwealth of Pennsylvania dated November 23, 1999, as amended (the "Pennsylvania Performance Bond") in full force and effect following the Closing Date. At any time after April 30, 2003, in connection with the liquidation of Sellers and winding up of its operations, Seller shall have the right to terminate the Pennsylvania Performance Bond on thirty (30) days' prior written notice to Buyer (i.e., effective no earlier than May 30, 2003). Seller shall maintain in effect all other performance bonds, surety bonds and similar instruments (the "Other Performance Bonds") related to the Purchased Divisions outstanding as of the date of this Agreement at least through the date that is ninety (90) days after the Closing Date; provided, however, that if any such Other Performance Bond is secured by a letter of credit that cannot be maintained by Seller following the Closing Date, Buyer shall post a letter of credit or other collateral to support such Other Performance Bond up to an aggregate amount of $250,000 in such credit support and Sellers shall provide any additional collateral (by means of cash or other security) in excess of $250,000 required to maintain such Other Performance Bond through the expiration of such ninety (90) day period.

        6.17    Updates to Schedules.    On or before 8:00 p.m. (eastern standard time) on December 4, 2002, the Sellers may amend or modify the disclosure schedules to this Agreement; thereafter the schedules may not be amended or modified.

ARTICLE VII

CONDITIONS TO CLOSING

        7.1    Conditions to Obligations of Each Party; No Injunctions, etc.    The obligations of the parties to consummate the transactions contemplated hereby shall be subject to the fulfillment on or prior to the Closing Date of the condition that the consummation of the transactions contemplated by this Agreement and the other Transaction Documents shall not have been restrained, enjoined or otherwise prohibited by any applicable Law, including any order, injunction, decree or judgment of any court or other governmental or regulatory body, agency or authority and no proceeding brought by any governmental or regulatory authority with respect to the application of any such applicable Law to such effect shall be pending.

        7.2    Conditions to Buyer's Obligations.    The purchase of the Purchased Assets and the assumption of the Assumed Liabilities by Buyer on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the Closing, of the following condition:

  (a)
  Accuracy of Representations and Warranties. All of the representations and warranties of the Sellers contained in this Agreement and each of the other Transaction Documents (i) that are qualified as to materiality shall be true and correct as of date hereof and (except with respect to Section 3.4(d)) the Closing, and (ii) that are not so qualified shall be true and correct in all material respects as of date hereof and (except with respect to Section 3.4(d)) the Closing, and the Sellers shall have delivered a certificate to Buyer, dated as of the Closing Date, to such effect.

  (b)
  Performance of Agreements. All of the agreements of the Sellers required to be performed at or prior to the Closing pursuant to the terms hereof shall have been duly performed in all material respects and each Seller shall have delivered a certificate to Buyer, dated the Closing Date, to such effect.

  (c)
  Stockholder Approval. The stockholders of the Company and of any of the Subsidiary Sellers shall have approved the transactions contemplated hereby in compliance with all applicable securities laws, including, without limitation, the approval of the Company's stockholders pursuant to Sections 242 and 271 of the DGCL.

  (d)
  Consents. The consents, approvals and authorizations (or in lieu thereof waivers) set forth on Schedule 7.2(d) shall have been obtained and shall be in full force and effect.

  (e)
  Deliveries. The Sellers shall have delivered to Buyer the following:

  (i)
  a duly executed Bill of Sale and Assignment Agreement, which shall be in full force and effect and under which there shall exist no breach of, or default under, the Assignment Agreement;

  (ii)
  a duly executed Assumption Agreement, which shall be in full force and effect and under which there shall exist no breach of, or default under, the Assumption Agreement;

  (iii)
  all trademark assignments, copyright assignments and patent assignments relating to Trademarks, copyrights or patents which are Purchased Intellectual Property;

  (iv)
  a copy of each Seller's certificate of incorporation or other organizational document certified by the Secretary of State of the jurisdiction of its incorporation or organization or, in the case of Rohn Mexico and Rohn Services, a comparable Mexican government official;

  (v)
  a certificate of good standing of each Seller issued not earlier than ten (10) Business Days prior to the Closing Date by the Secretary of State of the jurisdiction of its incorporation or organization or, in the case of Rohn Mexico and Rohn Services, a comparable Mexican government official;

  (vi)
  a copy of each Sellers' by-laws or, in the case of Rohn Mexico and Rohn Services, a copy of such Seller's estatutos socials;

  (vii)
  each Seller that transfers Purchased Real Property which is a United States real property interest (as defined in Section 897 of the Code) shall have furnished to Buyer on or before the Closing Date a Non-foreign Person affidavit as required by Section 1445 of the Code; and

  (viii)
  with respect to all Purchased Real Property, (i) a warranty deed with respect to all Purchased Real Property with covenants against grantor's acts, each naming Buyer as grantee and duly executed and acknowledged with all documentary, revenue, transfer and tax stamps or receipts in the required amounts affixed thereto at Seller's expense together with all transfer tax forms or affidavits accompanying same and (ii) the Title Policies.

  (f)
  Outstanding Encumbrances.    The Sellers shall have delivered to Buyer at the Closing all documents, certificates and agreements necessary to transfer to Buyer title to the Purchased Assets, free and clear of all Encumbrances thereon (other than Permitted Encumbrances, but not including Encumbrances arising out of the Credit Documents).

  (g)
  Indebtedness.    Except as set forth in Section 6.16, all Indebtedness of the Sellers with respect to the Purchased Divisions shall have been paid off with evidence thereof reasonably satisfactory to Buyer.

  (h)
  Material Adverse Change.    Since the date hereof, there shall not have occurred a Material Adverse Change.

        7.3    Conditions to the Sellers' Obligations.    The sale of the Purchased Assets and assumption of the Assumed Liabilities by Buyer on the Closing Date is conditioned upon the satisfaction or waiver, at or prior to the Closing, of the following conditions:

  (a)
  Accuracy of Representations and Warranties.    All of the representations and warranties of Buyer contained in this Agreement and each of the other Transaction Documents (i) that are qualified as to materiality shall be true and correct as of date hereof and the Closing, and (ii) that are not so qualified shall be true and correct in all material respects as of date hereof and the Closing, and Buyer shall have delivered a certificate to Buyer, dated as of the Closing Date, to such effect.

  (b)
  Performance of Agreements.    All of the agreements of Buyer to be performed at or prior to the Closing Date pursuant to the terms hereof shall have been duly performed in all material respects and each of Buyer shall have delivered to the Sellers a certificate, dated the Closing Date, to such effect.

  (c)
  Shareholder Approval.    The stockholders of the Company and of any of the Subsidiary Sellers shall have approved the transactions contemplated hereby in compliance with all applicable securities laws, including, without limitation, the approval of the Company's stockholders pursuant to Sections 242 and 271 of the DGCL and compliance with Section 14 of the Exchange Act.

  (d)
  Consents.    The consents, approvals and authorizations (or in lieu thereof waivers) set forth on Schedule 7.3(d) shall have been obtained and shall be in full force and effect.

  (e)
  Deliveries.    Buyer shall have delivered to the Sellers the following:

  (i)
  the Purchase Price;

  (ii)
  a duly executed Assumption Agreement, which shall be in full force and effect and under which there shall exist no breach of, or default under, the Assumption Agreement;

  (iii)
  a duly executed Bill of Sale and Assignment Agreement, which shall be in full force and effect and under which there shall exist no breach of, or default under, the Assignment Agreement;

  (iv)
  a copy of Buyer's certificate of incorporation or other organizational document certified by the Secretary of State of the State of Delaware;

  (v)
  a certificate of good standing of Buyer issued not earlier than ten (10) Business Days prior to the Closing Date by the Secretary of State of the State of Delaware; and

  (vi)
  a copy of Buyer's by-laws.

ARTICLE VIII

EVENTS OF TERMINATION

        8.1    Events of Termination.    This Agreement may be terminated and the transactions contemplated hereby may be abandoned:

  (a)
  at any time prior to the Closing Date by the mutual written agreement of the Sellers and Buyer;

  (b)
  by the Sellers, provided that the Sellers are not in material breach of this Agreement, (i) if Buyer or Guarantor is in material breach of this Agreement and such breach shall remain uncured for a period of three (3) Business Days after the Sellers shall have given notice of such breach to Buyer, (ii) after December 30, 2002, if the Closing shall not have occurred as of such date, or (iii) if the Closing cannot occur on or before December 31, 2002 in compliance with Section 14 of the Exchange Act;

  (c)
  by Buyer, provided that Buyer or Guarantor is not in material breach of this Agreement, (i) if the Sellers are in material breach of this Agreement and such breach shall remain uncured for a period of three (3) Business Days after Buyer and Guarantor shall have given notice of such breach to the Sellers, (ii) if the stockholders of the Company shall not have approved the transactions contemplated hereby in accordance with Sections 271 and 242 of the DGCL or if the shareholders of any Subsidiary Sellers shall not have approved the transactions contemplated hereby in accordance with the applicable law of the jurisdiction of their respective incorporation by December 31, 2002; provided, however, that such right of termination shall no longer be available once the approval of the shareholders of each Seller has been obtained; (iii) on or prior to 8:00 p.m. New York time on December 11, 2002, if Buyer determines in good faith that there is a reasonable basis in law and in fact to conclude that (A) any environmental liability (in the case of On-Site Peoria Conditions, not previously disclosed in any of the environmental reports set forth on Schedule 3.12 at I.A., items 1-12 (other than item 8), or, in the case of all other environmental matters (other than On-Site Peoria Conditions), whether or not previously disclosed) is reasonably likely, individually or in the aggregate, to constitute a material liability of the Purchased Divisions taken as a whole or to have a material adverse effect upon the Purchased Divisions taken as a whole or (B) as a result of the consummation of the transactions contemplated hereby, Buyer or any Affiliate of Buyer could reasonably be anticipated to have any (1) material environmental liability for any Discontinued Operation or (2) material liability for any asbestos-related claim arising from any activity prior to the completion of Sellers' bankruptcy proceedings; (iv) on or prior to 8:00 p.m. New York time on December 6, 2002, if the Sellers shall have amended or modified any schedule to this Agreement pursuant to Section 6.17 and Buyer concludes that any matter described in such additional disclosure is reasonably likely, individually or in the aggregate, to constitute a material liability of the Purchased Divisions taken as a whole or to have a material adverse effect upon the Purchased Divisions taken as a whole, (v) on or prior to 8:00 p.m. New York time on December 6, 2002, if Buyer determines in good faith, based on its due diligence investigation of the Purchased Divisions and Purchased Assets, that there exists any liability of which Buyer was not aware prior to the date hereof to an extent reasonably necessary to appreciate the significance thereof, which is reasonably likely, individually or in the aggregate, to constitute a material liability of the Purchased Divisions taken as a whole or to have a material adverse effect upon the Purchased Divisions taken as a whole (it being understood and agreed that this clause (v) shall be in addition to and shall in no way limit Buyer's right of termination under clause (iii)), or (vi) on or after January 1, 2003, if the Closing shall not have occurred as of such date; and

  (d)
  by the Sellers if, in connection with an Acquisition Proposal, the Board of Directors determines, in its good faith judgment, that failure to do so would constitute a breach of its fiduciary duties to the stockholders or creditors of the Company under applicable law; provided, however, that in the event of a termination by the Sellers pursuant to this Section 8.1(d), the Sellers shall be obligated to pay to Buyer an amount equal to Seven Hundred and Fifty Thousand United States Dollars ($750,000) within five (5) Business Days of the consummation of any Acquisition Proposal.

        8.2    Effect of Termination.    In the event that this Agreement shall be terminated by any party pursuant to Section 8.1, all further obligations of the parties hereto under this Agreement, other than pursuant to Sections 6.3, 6.5, 10.1, 10.2, 10.3, 10.4, 10.5, 10.7, 10.8, 10.9, 10.10, 10.11, 10.12, 10.13 and 10.14, shall be terminated without further liability or obligation of either party to the other party hereunder; provided, however, that termination pursuant to Section 8.1(b) or 8.1(c) shall not relieve the defaulting or breaching party from liability to the other party hereto.

        8.3    Waiver.    Any of the Sellers or Buyer may (a) extend the time for the performance of any of the obligations or other acts of the other party hereto, (b) waive any inaccuracies in the representations and warranties of the other party hereto contained herein or in any document delivered pursuant hereto or (c) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party to be bound thereby.

ARTICLE IX

SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION

        9.1    Survival of Representations.    The representations and warranties of the Sellers and Buyer contained in Article III and Article IV of this Agreement, respectively, shall survive until the first anniversary of the Closing Date, except with respect to Section 3.8 or Section 3.12 which shall survive until the expiration of the applicable statute of limitations (including any extensions thereof); provided that with respect to Section 3.12, representations and warranties solely with respect to On-Site Peoria Conditions shall not survive the Closing).

        9.2    Indemnification by the Sellers.    (a) From and after the Closing, the Sellers agree, jointly and severally, to indemnify Buyer, its Affiliates, and their respective directors, officers, members, shareholders, employees, agents, consultants, attorneys and representatives (each, a "Buyer Indemnitee") against, and hold each Buyer Indemnitee harmless from, any and all loss, liability, cost, damage, claim and expense, including reasonable attorneys' fees and disbursements, interest and penalties (collectively, "Damages"), whether or not resulting from third party claims, which Buyer Indemnitee may sustain at any time by reason of or resulting from (i) the inaccuracy or breach of any agreement, covenant, representation or warranty of the Sellers contained in this Agreement occurring or developing during the period of survival of such agreement, covenant, representation or warranty; and (ii) the assertion against Buyer of any claim or liability with respect to the Excluded Liabilities; provided however, Buyer Indemnitees shall not be entitled to recover Damages under clause (i) to the extent Buyer Indemnitee had been made whole as a result of any adjustment pursuant to either Section 2.7 or Section 2.8.

  (b)
  Buyer Indemnitee shall give the Sellers prompt written notice of any claim, suit or demand which Buyer Indemnitee believes will give rise to indemnification by the Sellers under this section; provided, however, that the failure to give such notice shall not affect the liability of the Sellers hereunder unless the failure to give such notice adversely and materially affects the ability of the Sellers to defend Buyer against any such claim, suit or demand or to cure the breach or inaccuracy giving rise to the claim for indemnification. If notice of commencement of any such action is given to the Seller as above provided, the Sellers shall be entitled to participate in and, to the extent any Seller may wish, to assume the defense of such action at its own expense, with counsel chosen by it and reasonably satisfactory to Buyer Indemnitee. Buyer Indemnitee shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be paid by Buyer Indemnitee unless (i) the Sellers agree to pay the same, (ii) the Sellers fail to assume the defense of such action with counsel satisfactory to Buyer Indemnitee in its reasonable judgment, (iii) the named parties to any such action (including any impleading parties) have been advised by such counsel that either

    (A) representation of Buyer Indemnitee and the Sellers participating in such action by the same counsel would be inappropriate under applicable standards of professional conduct or (B) there may be one or more legal defenses available to Buyer Indemnitee which are different from or additional to those available to the Sellers. In either of such cases, the Sellers shall not have the right to assume the defense of such action on behalf of Buyer Indemnitee. No Seller shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld. The Sellers shall not, without the written consent of Buyer Indemnitee, effect the settlement or compromise of, or consent to any entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder.

        9.3    Indemnification by Buyer.    From and after the Closing, Buyer agrees to indemnify each Seller, its Affiliates, and their respective directors, officers, members, shareholders, employees, agents, consultants, attorneys and representatives (each, a "Seller Indemnitee") against, and hold each Seller Indemnitee harmless from, any and all Damages, whether or not resulting from third party claims, which Seller Indemnitee may sustain at any time by reason of or resulting from (i) the inaccuracy or breach of any agreement, covenant, representation or warranty of Buyer contained in this Agreement occurring or developing during the period of survival of such agreement, covenant, representation or warranty; (ii) the assertion against any Seller of any claim, suit or liability with respect to any Assumed Liability, including, for the avoidance of doubt, the Assumed Liability set forth in Section 2.3(d) or (iii) any liability incurred by Sellers under the Pennsylvania Performance Bond or any Other Performance Bond resulting from any failure by Buyer to perform any obligation secured thereby following the Closing. Any indemnification by Buyer shall use the process set forth in Section 9.2.

        9.4    Basket.    Neither the Sellers, on the one hand, nor Buyer, on the other hand, shall have any obligation to indemnify such other parties for Damages under any indemnity claim with respect to the breach of a representation or warranty contained in this Agreement other than Section 3.8 until such time, if ever, as the aggregate amount of all such Damages incurred by Buyer in the case of indemnification under Section 9.2(a)(i) or by the Sellers in the case of indemnification under Section 9.3(i) shall exceed $250,000.

        9.5    Limitation on Liability.    Notwithstanding anything to the contrary contained in this Agreement, the obligation of the Sellers, on one hand, and Buyer, on the other hand, to indemnify such other parties for Damages with respect to the breach of a representation or warranty contained in this Agreement pursuant to Section 9.2(i)(a) and Section 9.3(i) respectively, shall not exceed, in the aggregate, the Purchase Price.

        9.6    Waiver.    Notwithstanding the foregoing or anything to the contrary in this Agreement, Buyer and its successors and assigns understand and agree that the indemnification obligations of the Sellers under Sections 9.2(a)(i) (insofar as it relates to Section 3.12) and 9.2(a)(ii) (insofar as it relates to Section 2.4(d)) of this Agreement shall constitute the sole and exclusive remedy of Buyer with respect to any matters or claims arising under Environmental Laws solely with respect to On-Site Peoria Conditions, and Buyer hereby waives, and unconditionally releases the Sellers from, any rights and remedies that Buyer may otherwise have against any Seller under any Environmental Law, including, without limitations, any claims contribution under the Comprehensive Response, Compensation and Liability Act of 1980 or common law with respect to such matters or claims.

ARTICLE X

MISCELLANEOUS

        10.1    Expenses.    Whether or not the transactions contemplated hereby are consummated, the Company shall pay its own costs and expenses and the reasonable, documented, out-of-pocket costs and expenses of Buyer and its Affiliates (including the fees and expenses of their respective counsel) incident to the negotiation, preparation, and carrying out of this Agreement and the consummation of the transactions contemplated hereby up to a maximum of $75,000, such amount to be paid in full concurrently with the execution of this Agreement.

        10.2    Notices.    All notices, requests, consents, and other communications required or permitted hereunder shall be in writing and shall be sufficiently given if delivered in person or if sent by telecopy or by certified or registered mail, postage prepaid, and shall be deemed to have been delivered when received, if addressed as follows:

(a)	If to any or all the Sellers, to:
ROHN Industries, Inc. 6718 West Plank Road Peoria, Illinois 61604 Attn: Alan R. Dix, Chief Financial Officer Fax: (309) 633-2693
with a copy to:
Fried, Frank, Harris, Shriver & Jacobson One New York Plaza New York, New York 10004 Attn: Thomas W. Christopher, Esq. Fax: (212) 859-4000
(b)	If to Buyer, to:
PFrank LLC c/o Platinum Equity LLC 2049 Century Park East Suite 2700 Los Angeles, CA 90067 Attention: Eva Kalawski, General Counsel Fax: (310) 712-1848
(c)	If to Guarantor, to:
Platinum Equity LLC 2049 Century Park East Suite 2700 Los Angeles, CA 90067 Attention: Eva Kalawski, General Counsel Fax: (310) 712-1848

Any party may change its address for purposes of this Section 10.2 by giving the other parties written notice of the new address in the manner set forth above.

        10.3    Amendment.    This Agreement may be amended, modified or supplemented only by an instrument in writing executed by each of the parties hereto.

        10.4    Entire Agreement.    This Agreement, the exhibits, schedules, certificates, and documents referred to herein, the Confidentiality Agreement, and the letter agreement between the parties hereto of even date herewith constitute the entire agreement of the parties hereto, and supersede all prior understandings between the parties hereto with respect to the subject matter hereof.

        10.5    Consultation with Attorneys.    Each party represents and warrants that this Agreement is the product of negotiation and preparation by and among all of the parties hereto and their respective attorneys. The parties hereto expressly acknowledge that this Agreement shall not be deemed to have been prepared or drafted by one party or another, or its attorneys, and will be construed accordingly.

        10.6    Multiple Counterparts and Facsimile Signatures.    This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which shall constitute the same instrument. This Agreement may be executed and delivered by facsimile copies or other means of electronic transmission.

        10.7    Governing Law.    THIS AGREEMENT IS TO BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE.

        10.8    Headings.    The headings of the several paragraphs of this Agreement are inserted solely for convenience of reference and are not a part of this Agreement and are not intended to govern, limit or aid in the construction of any of the terms or provisions of this Agreement.

        10.9    Knowledge.    The term "knowledge" of any Seller as used in this Agreement, with respect to any fact or circumstance, shall mean any fact or circumstance which is actually known to John Austin, David Brinker, Alan Dix, Paul Grove, Jeffrey Jablonski or Horace Ward.

        10.10    No Third Party Beneficiaries; Assignment.

            (a)  Except as set forth in Article IX, nothing in this Agreement, whether expressed or implied, is intended and shall not be construed to confer any rights or remedies under or by reason of this Agreement on any persons other than the parties to it and their respective successors and assigns, nor is anything in this Agreement intended to relieve or discharge the obligation or liability of any third persons to any party to this Agreement, nor shall any provision contained herein give any third party any right of subrogation or action over against any party to this Agreement.

            (b)  This Agreement shall be binding on, and accrue to the benefit of, the parties hereto and their respective successors and permitted assigns. This Agreement may not be assigned by Guarantor without the prior written consent of the Sellers. This Agreement may not be assigned by the Sellers without the prior written consent of Buyer. This Agreement may not be assigned by Buyer without the prior written consent of the Sellers; provided, however, that Buyer may assign its rights under this Agreement to any of its Affiliates, but in such event, Buyer shall remain obligated to perform its obligations under this Agreement.

        10.11    Waiver; Remedies.    The waiver by a party of the performance of any covenant, condition or promise herein shall not invalidate this Agreement nor shall it be considered a waiver by such party of any other covenant, condition or promise herein, nor shall any such waiver be construed as a waiver or relinquishment for the future of the time for the performance of any other act or identical act, covenant, condition or promise herein. Remedies, either under this Agreement or by law or otherwise affordable, will be cumulative and not alternative.

        10.12    Severability.    In case any provision in this Agreement shall be held invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions hereof will not in any way be affected or impaired thereby.

        10.13    Publicity.    The Sellers shall give Buyer a reasonable opportunity to review and comment on all press releases and public filings made between the date hereof and the second anniversary hereof referring, either directly or indirectly, to any of Buyer, this Agreement or the transactions contemplated hereby, in each case, prior to release in the form in which it will be issued (on a strictly confidential basis until such information is released). Buyer shall give the Company a reasonable opportunity to review and comment on all press releases and public filings made between the date hereof and the second anniversary hereof referring, either directly or indirectly, to any of the Sellers, this Agreement or the transactions contemplated hereby, in each case, prior to release in the form in which it will be issued (on a strictly confidential basis until such information is released). Each of the Sellers and Buyer acknowledges that the other party may publish and use standard announcements of the execution of this Agreement and the consummation of the transactions contemplated hereby, subject to the provisions set forth in this Section 10.13.

        10.14    Specific Performance.    Each of the Sellers, on the one hand, and Buyer and Guarantor, on the other hand, agree that money damages would not be a sufficient remedy of a breach of this Agreement by a party hereto, and, that, in addition to all other remedies available at law or in equity to the Sellers, Buyer or Guarantor, as the case may be, for a breach of this agreement by the other party hereto, the non-breaching party shall be entitled to specific performance as a remedy for any such breach.

        IN WITNESS WHEREOF, this Agreement has been duly executed by the parties hereto as of the day, month and year first above written.

Sellers
ROHN INDUSTRIES, INC.
By:	/s/ HORACE WARD Name: Horace Ward Title: President & CEO
ROHN CONSTRUCTION, INC.
By:	/s/ HORACE WARD Name: Horace Ward Title: Vice President
ROHN PRODUCTS, INC.
By:	/s/ HORACE WARD Name: Horace Ward Title: Vice President
ROHN DE MEXICO, S.A. DE C.V.
By:	/s/ HORACE WARD Name: Horace Ward Title: Sole Administrator
ROHN SERVICIOUS, S.A. DE C.V.
By:	/s/ HORACE WARD Name: Horace Ward Title: Sole Administrator
ROHN, INC.
By:	/s/ HORACE WARD Name: Horace Ward Title: President
ROHN INSTALLATION SERVICES, INC.
By:	/s/ HORACE WARD Name: Horace Ward Title: Vice President

Buyer
PFRANK LLC
By:	/s/ WILLIAM FOLTZ Name: William Foltz Title:
Guarantor
Solely for purposes of Sections 6.3, 6.5 and 10.14 hereof.
PLATINUM EQUITY LLC
By:	/s/ WILLIAM FOLTZ Name: William Foltz Title:

EXHIBIT A

BILL OF SALE AND ASSIGNMENT AGREEMENT

        THIS BILL OF SALE (this "Bill of Sale and Assignment Agreement") is made, executed and delivered as of                              , 2002, by ROHN Industries, Inc., a Delaware corporation (the "Company"), ROHN Construction, Inc., a Texas corporation ("Rohn Construction"), ROHN Products, Inc., an Indiana corporation ("Rohn Products"), ROHN de Mexico, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States ("Rohn Mexico"), ROHN Servicious, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States ("Rohn Services"), ROHN, Inc., an Alabama corporation ("Rohn Sub"), ROHN Installation Services, Inc., a Delaware corporation ("Rohn Installation" and together with the Company, Rohn Construction, Rohn Products, Rohn Mexico, Rohn Services and Rohn Sub, the "Sellers") to PFrank LLC, a Delaware limited liability company ("Buyer") pursuant to the Asset Purchase Agreement, dated as of November 27, 2002 (the "Purchase Agreement"), by and among the Sellers, Buyer and Platinum Equity LLC. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

        The Sellers, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, do hereby sell, convey, assign, grant, bargain, transfer and deliver to Buyer and its successors and assigns forever all of the Sellers' right, title and interest in and to all of the Purchased Assets, upon the terms and as more particularly described and set forth in the Purchase Agreement, to have and to hold the same unto Buyer, its successors and assigns, to or for its use forever.

        To the extent that the transactions contemplated hereby would constitute the assignment of any contract, lease, commitment, sales order, purchase order, account, license, Permit, membership, or undertaking of the Sellers in violation of the terms thereof, this Bill of Sale and Assignment Agreement shall not constitute an assignment of the same ("Unassigned Assets") and the assignment and transfer shall not be deemed effective with respect to such Unassigned Assets until such time as such Unassigned Asset may be assigned and transferred to Buyer without violating the terms thereof, whereupon (a) the Purchase Agreement and this Bill of Sale and Assignment Agreement shall constitute an agreement to assign such Unassigned Assets, (b) such assignment will be deemed effective without any further action of the Sellers or Buyer and (c) this Bill of Sale and Assignment Agreement shall apply to such Unassigned Assets without any further action of the Sellers or Buyer.

        THIS BILL OF SALE AND ASSIGNMENT AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE IN AND UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

        IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale and Assignment Agreement to be duly executed by its duly authorized officer as of the first date written above.

Sellers
ROHN INDUSTRIES, INC.
ROHN CONSTRUCTION, INC.
ROHN PRODUCTS, INC.
ROHN DE MEXICO, S.A. DE C.V.
ROHN SERVICIOUS, S.A. DE C.V.
ROHN, INC.
ROHN INSTALLATION SERVICES, INC.
By:	Name: Title: (for each of the foregoing entities)
Buyer
PFRANK LLC
By:	Name: Title:

EXHIBIT B

ASSUMPTION OF LIABILITIES AGREEMENT

        THIS ASSUMPTION OF LIABILITIES AGREEMENT (this "Assumption Agreement") is made, executed and delivered as of                              , 2002, by and among ROHN Industries, Inc., a Delaware corporation (the "Company"), ROHN Construction, Inc., a Texas corporation ("Rohn Construction"), ROHN Products, Inc., an Indiana corporation ("Rohn Products"), ROHN de Mexico, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States ("Rohn Mexico"), ROHN Servicious, S.A. de C.V., a sociedad anónima de capital variable organized under the laws of the United Mexican States ("Rohn Services"), ROHN, Inc., an Alabama corporation ("Rohn Sub"), ROHN Installation Services, Inc., a Delaware corporation ("Rohn Installation" and together with the Company, Rohn Construction, Rohn Products, Rohn Mexico, Rohn Services and Rohn Sub, the "Sellers") to PFrank LLC, a Delaware limited liability company ("Buyer") pursuant to the Asset Purchase Agreement, dated as of November 27, 2002 (the "Purchase Agreement"), by and among the Sellers, Buyer and Platinum Equity LLC. Capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed thereto in the Purchase Agreement.

RECITAL:

        WHEREAS, the Sellers and Buyer are party to the Purchase Agreement, pursuant to which Buyer has agreed to assume the Assumed Liabilities, upon the terms and subject to the conditions set forth in the Purchase Agreement.

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Sellers and Buyer hereby agree as follows:

        Buyer for itself and its successors and assigns, hereby assumes and agrees to pay, honor or discharge, perform and fulfill or cause to be paid, honored or discharged, performed and fulfilled, as they become due and payable, all of the Assumed Liabilities.

        This Assumption Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns; provided, however, neither party may assign this Assumption Agreement, in whole or in part, without the express prior written consent of the other party.

        THIS ASSUMPTION AGREEMENT SHALL BE DEEMED TO BE A CONTRACT MADE IN AND UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS.

[signature page follows]

        IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be duly executed by its duly authorized officer as of the first date written above.

Sellers
ROHN INDUSTRIES, INC.
ROHN CONSTRUCTION, INC.
ROHN PRODUCTS, INC.
ROHN DE MEXICO, S.A. DE C.V.
ROHN SERVICIOUS, S.A. DE C.V.
ROHN, INC.
ROHN INSTALLATION SERVICES, INC.
By:	Name: Title: (for each of the foregoing entities)
Buyer
PFRANK LLC
By:	Name: Title:

APPENDIX B

FIRST AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION OF
ROHN INDUSTRIES, INC.
Pursuant to Section 242
of the
Delaware General Corporation Law
*************

        ROHN INDUSTRIES, INC., a Delaware corporation, hereby certifies as follows:

        The original Certificate of Incorporation of ROHN Industries, Inc. (the "Corporation") was filed with the Secretary of State of the State of Delaware on                        (the "Original Certificate of Incorporation").

        The Original Certificate of Incorporation was amended and restated pursuant to an Amended and Restated Certificate of Incorporation, which was filed with the Secretary of State of the State of Delaware on                (the "Amended and Restated Certificate of Incorporation").

        The Amended and Restated Certificate of Incorporation is hereby amended by this First Amendment to the Amended and Restated Certificate of Incorporation, which has been duly proposed and adopted by the board of directors of the Corporation and the stockholders of the Corporation, and all specifically affected classes or series of stockholders, in accordance with Section 242 of the Delaware General Corporation Law.

        The text of the Amended and Restated Certificate of Incorporation is hereby amended as follows:

    Article I of the Amended and Restated Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

The name of the corporation is [NAME].

        IN WITNESS WHEREOF, said Corporation has caused this Amendment to the Amended and Restated Certificate of Incorporation to be signed by its Secretary this    day of         , 200  .

[Authorized Officer] [Position]

B-1

APPENDIX C

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 10-K/A

/x/    ANNUAL REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001

OR

/ /    TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934 FOR THE TRANSITION PERIOD FROM                     TO

Commission File No. 1-8009

ROHN Industries, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	36-3060977
(State of incorporation)	(I.R.S. Employer Identification No.)
6718 West Plank Road, Peoria, Illinois	61604
(Address of principal executive office)	(Zip Code)

Registrant's telephone number including area code: (309) 697-4400

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:
Common Stock $0.01 par value

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months, and (2) has been subject to such filing requirements for the past 90 days. Yes X No

        Indicate by check mark if disclosure of delinquent filers pursuant to Item 405 of Regulation S-K is not contained herein, and will not be contained, to the best of Registrant's knowledge, in definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K.   X

        On March 25, 2002, 40,848,814 shares of common stock were outstanding. The aggregate market value of stock held by non-affiliates of the registrant is $35,368,411, based upon the closing price of shares of the Registrant's common stock as reported by the Nasdaq National Market on that date. For purposes of this computation, shares held by directors of the registrant have been excluded. Such exclusion of shares held by directors is not intended, nor shall it be deemed, to be an admission that such persons are affiliates of the registrant.

Documents Incorporated by Reference

        Portions of the registrant's definitive Proxy Statement for the Annual Meeting of Stockholders to be held on May 9, 2002 are incorporated by reference in Part III of this Form 10-K to the extent stated herein. Except with respect to information specifically incorporated by reference in this Form 10-K, the Proxy Statement shall not be deemed filed as a part hereof.

PART I

        Matters discussed in this report contain forward-looking statements which reflect management's current judgment. Many factors, some of which are discussed elsewhere in this document, could affect the future financial results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements contained in this document. These factors include operating, legal and regulatory risks, economic, political and competitive forces affecting the telecommunications equipment and fiber optic network business, and the risk that the Company's analyses of these risks and forces could be incorrect or that the strategies developed to address them could be unsuccessful. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in Exhibit 99.1 to this report, which information may be revised in future Securities and Exchange Commission filings by the Company.

Item 1.    Business.

General

        ROHN Industries, Inc., formerly known as UNR Industries, Inc., ("ROHN" or the "Company"), is a leading manufacturer and installer of infrastructure products for the communications industry, including cellular telephone, fiber optic network, Internet, Personal Communications Systems ("PCS"), Enhanced Specialized Mobile Radio ("ESMR"), paging, radio and television broadcast, wireless cable, private microwave and other telecommunications businesses. The Company's principal product lines are tower structures, equipment enclosures and construction services. The Company is primarily a domestic manufacturer, and comments on market conditions relate to the domestic market. However, the Company began a small manufacturing operation for equipment enclosures in Mexico City, Mexico in late 2000.

        From 1995 to 1997, the Company's growth was primarily due to the growth of domestic wireless communications systems, and the growth of its equipment enclosures product line. While U. S. wireless capital expenditures continued at an accelerated pace from late 1997 through the first half of 1999, these expenditures were increasingly made in technological system improvements rather than for additional cell site development. In addition, the development of a new build-to-suit tower industry, along with local zoning requirements, encouraged increased emphasis on co-location of existing and new cell sites, further decreasing the total number of cell sites developed. These were significant factors in the decreased revenues experienced by the Company during 1999. The Company benefited in 2000 from the build-out of wireless communication systems as capacity requirements increased with the growth in both wireless voice and data, along with the growth of infrastructure to support voice and data transmissions through fiber optic networks. In 2001 both the telecommunications and fiber optic markets experienced sudden and severe declines due to over capacity in the fiber optics market and capital market constraints.

        The Company's key products consist of self-supporting and guyed (cable-supported) tubular and solid towers, flanged and tapered steel poles, concrete, fiberglass and steel equipment enclosures, equipment cabinets, antenna mounts and construction services. The Company discontinued the manufacture and sale of steel agricultural products in late 2000.

        The Company was organized as a Delaware corporation in 1979. In 1982, the Company filed a voluntarily petition for reorganization under Chapter 11 of the Federal Bankruptcy Code. Pursuant to a Plan of Reorganization accepted by the Company's creditors and stockholders and confirmed by the Bankruptcy Court in 1989, the Company issued 42,404,847 shares of common stock to the UNR Asbestos-Disease Claims Trust (the "Trust") and unsecured creditors in full discharge of all claims. The Trust currently owns 22,556,558 shares of common stock representing approximately 55.2% of the

Company's currently outstanding shares of common stock. In March 1997, the Company moved its principal executive offices from Chicago, Illinois to Peoria, Illinois, and in December 1997, the Company changed its name to ROHN Industries, Inc. The Company currently maintains its executive offices and main tower manufacturing facility at 6718 West Plank Road, Peoria, Illinois 61604.

        On April 16, 2001 the Company announced the final results of its "Dutch Auction" self-tender offer to purchase up to 10.3% of its common stock and, in accordance with the terms of the self-tender offer, the Company accepted for purchase 5,430,729 shares of Common Stock at a price of $4.125 per share net to the seller in cash. Payment for the shares accepted in the self-tender offer was made on April 17, 2001. In connection with the Company's previously announced stock purchase agreement with the Trust, the Company purchased 6,791,493 shares of common stock from the Trust at $4.125 on April 23, 2001. The Company funded the purchase of the shares from the self-tender offer and from the Trust using borrowings under its new credit facility and cash on hand.

Telecommunications Equipment Market

        The use of wireless voice services in the United States has shown rapid growth in recent years, from about 5 million subscribers in 1990 to over 118 million at the mid year 2001. Increased demand for wireless voice and data services is expected to present significant growth opportunities for wireless telecommunication service providers. According to the Cellular Telecommunications Industry Association (the "CTIA"), in the United States, the penetration rate of wireless telecommunications subscribers is expected to double over the next five years, from approximately 33% of the current population to 70% by 2006. According to the CTIA, wireless data growth is forecast to grow at even higher rates than wireless voice services, from approximately 2 million subscribers in 1999 to 25 million subscribers in 2006. To keep up with this increased demand, wireless carriers will require new cell sites in order to add coverage zones, as well as to handle increases in subscribers in existing coverage zones.

        Competition among wireless carriers is becoming increasingly intense, lowering the average cost per minute for a wireless call (voice and data) to the point where a wireless phone is now an economic alternative to a wire line phone. This cost reduction may serve to further enhance the growth of wireless subscribers. In addition, other new technologies such as broadband wireless provide opportunities to serve the rapid growth of Internet services by providing "last mile" links from fiber optic hubs to office buildings. New technologies are continually being introduced to use available wireless spectrum as an alternative to traditional copper wire. These new technologies often require the use of towers, poles, mounts and equipment enclosures such as those manufactured by the Company.

        Radio and Television broadcast is another market served by the Company. Recent changes in FCC regulation and the introduction of high definition television (HDTV) should provide additional opportunities for the Company, as new antenna support structures may be required to support these new broadcasting technologies. During 2001 the Company completed the installation of a 2,000 foot "tall tower". This contract represents the Company's first entry into the ultra high tower market and is the result of the Company's commitment to the expanding tall tower industry. The Company has enhanced its engineering, manufacturing and installation capabilities to enable it to expand its sales in this market segment.

        ROHN is also an active participant in the fiber optic network industry, supplying equipment enclosures and site installation services to many of the major fiber optic carriers in the United States. The main source of growth in fiber optics telecommunications is data traffic and the Internet. The growth of these market segments slowed significantly in 2001; this decline, in conjunction with the recent expansion programs in fiber optic coverage, resulted in a current excess of fiber optic capacity. As a result the build out of fiber optic lines experienced a sudden and severe decline in 2001.

        The Company also plans to continue to develop international markets through its United States customers by following these customers to new markets throughout the world and through the establishment of strategic partnerships. See "Business—International" in Item 1 for additional information.

Products

        Tower Structures.    The Company manufactures many configurations of towers, ranging from a 2,000-foot high tower to small antenna mounts. The Company's principal tower product is the tubular self-supporting tower ranging in heights up to 900 feet. The Company's towers are used across the world for television broadcast, AM/FM radio broadcast, microwave, cellular telephone, PCS, radar, surveillance camera mounts, solar power stations and weather stations. Included within the Tower Structures segment are steel poles, generally used where space is too limited to erect a tower and antenna mounts that are hot-dipped galvanized to prevent corrosion. In 2001, the Company completed construction of a "tapered steel pole" manufacturing facility in Peoria. As cellular service providers continue to improve coverage in existing service areas, the use of poles is expected to expand. Antenna mounts range from non-penetrating roof mounts that spread the balanced weight of an antenna over a large area to mounts that concentrate weight for compact installation. The Company also provides tower mounts, wall mounts for corners or flat walls, square pole mounts, and standard roof mounts for flat or sloped roofs.

        Historically, the Company's tower products have consisted primarily of tubular steel towers, which represent about 85% to 90% of this segment's sales. As part of its initiative to grow market share, the Company increased its focus on solid steel towers in 2000, developing a manufacturing process and establishing a sales effort to support this product line. While there is not a significant difference between tubular steel towers and solid steel towers in functionality, manufacturing processes, or costs to produce, the Company has found that some of its prospective customers have a preference for solid steel towers, which are currently offered by some of ROHN's competitors. The Company increased emphasis on sales of solid steel towers to existing and new customers in 2001.

        Approximately 38%, 51%, and 64% of the Company's revenues were attributable to sales in the Tower Structures segment for years 2001, 2000, and 1999, respectively.

        Equipment Enclosures.    Secure housing of highly valuable electronic components and power systems is a major concern for communications companies. The Company's concrete equipment enclosures are made of lightweight concrete with steel reinforcements for added strength. The Company's fiberglass equipment enclosures are made of laminated fiberglass and are lightweight, portable, strong and secure. The Company also markets a non-combustible equipment enclosure for rooftop applications, manufactured with a steel frame to meet strict fire codes. Equipment cabinets, made of lightweight concrete or molded fiberglass for water and rust resistance, are designed as maintenance-free structures for compact equipment installations. The Equipment Enclosures segment accounted for approximately 44%, 36%, and 30% of the Company's revenues for years 2001, 2000, and 1999, respectively. Concrete structures represent the largest part of the Company's Equipment Enclosures segment, generating more than 87% of Equipment Enclosures segment revenues for years 2001, 2000, and 1999.

        Construction Services.    The Company provides customers with turnkey construction services, which it tailors based upon customers' project needs. The Company's construction services have historically been offered as a means of supporting tower sales efforts to customers that did not have construction capabilities. In the last three years, however, ROHN's construction capabilities have grown to meet the needs of tower and enclosure customers who have large project needs, where ROHN's products may provide only one of the many types of structures that require erection and installation. The Company offers its customers the opportunity to engage ROHN to obtain and/or coordinate the following services: site identification, search acquisition and preparation, certified tower and equipment enclosure design drawings, civil engineering services, tower and equipment enclosure foundations, tower erection and equipment enclosure installation, procurement and installation of antennae and transmission lines, and maintenance and inspection of sites. Construction services accounted for approximately 18%, 13%, and 6% of the Company's revenues for years 2001, 2000, and 1999, respectively.

        A portion of the revenue recognized in the Company's Construction and Enclosure segments is generated from contracts that require the posting of bid and performance bonds. A bid bond is required to be posted prior to the submission of a proposal and a performance bond is required to be posted for awarding a contract. In the Construction segment, this revenue relates to complete turn-key jobs, and in the Equipment Enclosure segment this revenue relates to installation services.

        The Company is experiencing difficulty in acquiring bonds for new proposals and contracts. Although the Company is currently in discussions with certain bonding agencies, to date these bonding agencies have indicated that they are unwilling to provide bonds to the Company unless it provides a letter of credit to ensure its payment obligations in respect of the bonds or provides the bonding agencies with sufficient collateral to secure these obligations. Substantially all of the Company's assets are pledged as collateral under the credit facility, and thus cannot support the bonding requirements without the unanimous agreement of the lenders under the credit facility. The Company has informed its bank lenders of the difficulty in acquiring bonding and the potential impact on the future business if the Company is unable to secure these bonds. The bank lenders have requested updated financial information from the Company in order to evaluate the Company's bonding situation, but have preliminarily indicated that the issuance of a letter of credit to support bonds is unlikely. The inability to acquire new bonds would impact the Company's ability to win certain new construction and installation contracts and is likely to have a material adverse effect on the Company's business, financial condition and results of operations.

        See Note 15 to the Consolidated Financial Statements of the Company in Item 8 for additional financial information regarding the Company's business segments.

Patents and Trademarks

        The Company has several patents and trademarks, none of which are considered material to its operations.

Seasonality of Business

        The Company has periodically experienced and expects to continue to experience significant fluctuations in its quarterly results. Many of these fluctuations have resulted from disruptions in its customers ability to accept shipments due to unusual and prolonged weather-related construction delays, and to the capital budgeting cycle of many of its customers. It is expected that fluctuations in quarterly results could become more significant in the future as customers move to a more centralized purchasing environment and as the consolidation of wireless communication service providers and build-to-suit customers continue.

        The Company's working capital requirements do not vary significantly from period to period.

International

        Foreign sales accounted for approximately $28.2 million, $37.6 million, and $22.1 million of the Company's revenues for years 2001, 2000, and 1999, respectively. The Company has sold towers and other equipment in more than 55 countries and currently operates a small manufacturing facility, as well as a sales and construction office, in Mexico City, Mexico. In December 1997, the Company entered into an agreement with BrasilSat Harald S.A. ("BrasilSat") of Curitiba, Brazil to form a corporate joint venture to serve the telecommunications infrastructure industry in Brazil and South America. The corporate joint venture began production of enclosures in late 1998. The corporate joint venture's operations were adversely affected by the Brazilian economy in 1998 and early 1999. In September 1999, the Company sold its interest in the joint venture to its joint venture partner, BrasilSat. The Company plans to develop other foreign markets through its United States customers, who are investing in telecommunications on a global basis, and through the continued establishment of partnerships and facilities in key developing countries.

        In September 1999, the Company announced a joint marketing agreement with Radiotronica, S.A., a Spanish multi-national firm which is one of the world's largest turnkey telecommunications providers. Radiotronica currently operates in Spain, Portugal, Morocco, and Latin America, where it has subsidiaries in Argentina, Brazil, Chile, Columbia, Mexico, El Salvador, Guatemala and Peru. As part of the agreement, the Company and Radiotronica cooperate in the development and construction of the wireless telecommunications infrastructure in Latin America. The agreement provides for a unified marketing and sales structure.

        Substantially all of the Company's sales of products produced in the United States are negotiated, invoiced and paid in United States dollars. Sales of products and services obtained outside the United States are typically negotiated, invoiced and paid in local currency. Accordingly, as international business becomes a greater portion of the Company's revenue, exchange rates may have an increased effect on the Company's revenue. Changes in exchange rates may also influence the willingness of customers to purchase the Company's products. Adverse effects from economic instability similar to those experienced by BrasilSat in 1998 and early 1999 may have an adverse effect on the Company's foreign sales. In addition, the Company's international business strategy may require it to make significant investments outside of the United States. While the Company's credit facility permits international investments, subject to specified limits, the Company can not be certain that the permitted amount will be sufficient to fully execute its international business strategy.

        See Notes 14, 15 and 16 to the Consolidated Financial Statements of the Company in Item 8 for additional financial information regarding the Company's international operations.

Customers and Backlog

        The Company markets its products worldwide, through a variety of marketing channels with different customer focuses. Domestically, the Company has 10 direct salespeople.

        For international sales efforts, the Company employs two salespeople who concentrate on Mexico and Latin America. In addition, the Company utilizes two key distributors and a variety of agents to cover the remainder of the world.

        The Company includes in its backlog both the value of contracts it has received from customers, as well as firm purchase orders it has received to produce and complete delivery of products and services. The company backlog at December 31, 2001 was approximately $52.5 million. The Company expects all of the backlog as of December 31, 2001 to be fulfilled in the 2002 fiscal year. In early 2001, as a result of receiving change orders effecting cancellations and deferrals, the Company removed approximately $41 million from its backlog. After taking these reductions into account, at December 31, 2000, the Company's backlog was approximately $120.8 million. The Company's backlog was approximately $93.0 million at December 31, 1999.

        The 2001, 2000, and 1999 backlog includes a substantial portion of a contract with the Commonwealth of Pennsylvania for a statewide radio communications project. The Commonwealth of Pennsylvania contract was initially worth $40 million. The scope of the contract was expanded and in early 2001 negotiations for the modification of the contract were completed expanding the contract to $60 million. At December 31, 2001 the backlog for the Commonwealth of Pennsylvania project was $24.5 million. It is anticipated that this turnkey project will be substantially completed by the end of 2002.

        Three customers accounted for approximately 31.7% of the Company's net sales in 2001. Consolidated sales in 2001 to American Tower Corporation represent 11.3% of total revenue (16% in 2000). Consolidated sales in 2001 to the Commonwealth of Pennsylvania represent 10.1% of total revenue (4.5% in 2000). Consolidated sales in 2001 to Qwest Communications Corporation in 2001 represent 10.3% of total revenue (4.0% in 2000).

Competition

        The telecommunications infrastructure industry is highly competitive. No one company holds a dominant position on a national basis in any of the Company's business segments. In each of the Tower Structures and Equipment Enclosure segments, competitors are numerous, though several large national manufacturers account for a substantial majority of the sales. The Company believes that it is one of these large manufacturers. The Construction Services segment is highly fragmented.

        The Company faces substantial competition in the Tower Structures, Equipment Enclosures and Construction Services segments of its business from established competitors, some of which have greater financial, engineering, manufacturing, and marketing resources than the Company. The Company believes the primary basis of competition in its business are price, quality, service and lead-time for delivery. The Company's competitors can be expected to continue to improve the design of their products, to introduce new products with competitive prices and performance characteristics and to improve customer service. Competitive pressures caused an erosion in operating margins in early 1999 and in the second half of 2001. Competitive pressures could again necessitate further price reductions, adversely affecting operating results in the future. The Company believes that it has certain competitive advantages over its competitors, such as its broad engineering flexibility and capability, its historic customer relationships, its international relationships, its ability to retain a skilled workforce, and its purchasing volume for raw materials. The Company cannot be certain that it will be able to maintain the competitive advantages it currently enjoys.

Raw Materials

        The primary raw materials used by the Company to produce its products are steel, zinc and concrete. These materials are currently readily available in the marketplace. The Company is not dependent upon any single supplier for any materials essential to its business or that are not otherwise commercially available. The Company has been able to obtain an adequate supply of raw materials and does not anticipate a shortage of raw materials. The Company's ability to continue to acquire steel, zinc and concrete on favorable terms, however, may be adversely affected by factors beyond its control.

        Because steel, zinc and concrete constitute a significant portion of the Company's cost of goods sold, any increase in the price of such materials could have a material adverse impact on the Company's gross profit margins.

Employees

        As of December 31, 2001, the Company employed 594 people. Significant reductions in the Company's work force require the Company to provide at least sixty days notice of further reductions. The decision was made in late 2001 that further reductions would be required by the Company and notice was provided to impacted employees. The work force at the end of January 2002 was 460 people.

        Collective bargaining agreements cover 223 employees at its facilities in Peoria and Frankfort at December 31, 2001. The number of employees covered by the collective bargaining agreements was further reduced in January 2002 to 171 employees. The Company's union employees are members of the United Automobile, Aerospace and Agricultural Implement Workers of America (UAW) in Peoria and the Retail, Wholesale and Department Store Union (RWDSU) in Frankfort. During 2000, the company negotiated a new two-tier wage agreement with the UAW in connection with the construction and startup of the tapered steel pole facility in Peoria, Illinois. This new labor agreement also extends the Company's current UAW labor agreement until 2006. The Company considers its relations with its employees to be good.

        The Company's success depends to a significant degree upon the continued contributions of key management, engineering, sales, marketing, customer support, finance and manufacturing personnel. The loss of certain personnel could have a material adverse effect on the Company and its operations. The Company cannot be certain that these personnel will continue to be available to the Company. In addition, the Company believes that its success depends on its ability to attract additional qualified employees and that the failure to do so could have a material adverse effect on the Company and its operations.

Environmental Matters

        The Company is subject to laws and regulations pertaining to air emissions, wastewater discharge, the handling and disposal of solid and hazardous wastes, the remediation of site contamination, etc., relating to health, safety and the protection of the environment. The Company has made expenditures to comply with environmental laws and regulations, including investigation and remediation of soil and groundwater contamination, and expects to continue to make such expenditures to comply with existing and future requirements. While such expenditures have not had, and are not expected to have, a material adverse effect on the Company's financial condition or results of operations, there can be no assurance that more stringent regulations or enforcement in the future will not have such effects.

        In some cases, the Company has notified state or federal authorities of a possible need to remedy currently or formerly operated sites. The Company has also been notified by various state and federal governmental authorities that it may be a "potentially responsible party" or otherwise have responsibility with respect to clean-up obligations at certain hazardous and other waste disposal sites that were not owned or operated by the Company. In several such cases, the Company has entered into settlements with the relevant authorities or other parties for immaterial amounts. In other cases, the Company is participating in negotiations for settlement with the relevant authorities or other parties involving currently or formerly operated sites, or has notified authorities that it denies liability for clean-up obligations. The costs or liabilities the Company may incur with respect to these sites are difficult to predict until the level of contamination is determined. The Company, after consultation with legal counsel and environmental experts, and based on currently available information, believes that the ultimate outcome with respect to all of these sites will not have a material adverse effect on the Company's financial condition or on its results of operations.

Item 2.    Properties.

        The Company has 1,134,200 square feet of manufacturing capacity at facilities located in Peoria, Illinois, Bessemer, Alabama, Frankfort, Indiana, Casa Grande, Arizona and Mexico City, Mexico. The Company's headquarters are located in Peoria, Illinois. Each of the Company's domestic facilities is subject to a mortgage or leasehold mortgage, securing the obligations of the Company and its subsidiaries under the Company's bank credit facility. Listed below are the manufacturing facilities of the Company:

Location	Owned/Leased	Square Footage	Principal Application Served
Peoria, IL	Owned	467,000	Tower manufacturing, pole manufacturing and galvanizing
Frankfort, IN	Owned	180,000	Tower and tower mounts manufacturing
Bessemer, AL	Owned/Leased(1)	250,000	Enclosure manufacturing
Casa Grande, AZ	Owned(2)	118,200	Enclosure manufacturing (substantially idled, being held for sale)
Casa Grande, AZ	Owned(2)	112,000	Enclosure manufacturing (substantially idled, being held for use)
Mexico City, Mexico	Leased(3)	7,000	Enclosure manufacturing

(1)
Lease expires September 15, 2011.

(2)
See note 19 to Item 8. Financial Statements and Supplemental Data.

(3)
The lease expires on this facility in March 2002. In April 2002 the enclosure manufacturing operation is expected to move into a new facility with a total of 10,760 square feet of office and manufacturing space. The lease on the new facility is in the process of being finalized.

        The Casa Grande facility consists of two facilities on three adjacent parcels. In late 2001 the Company decided that a portion of the Casa Grande facility would be classified as "held for sale". The entire property is listed with a real estate agent and is being actively marketed.

        The Company believes its facilities are adequate for its current and reasonably anticipated future needs.

Item 3.    Legal Proceedings.

        The Company is involved in various pending legal proceedings and claims arising in the ordinary course of business, as well as pending claims arising from the Company's disposition of certain Divisions prior to 1997. Although the outcome of such proceedings and claims cannot be determined with certainty, the Company believes, after consultation with legal counsel, that such proceedings and claims, individually or in the aggregate, are not material to any of its businesses, financial condition, or results of operations. See "Business-Environmental Matters" in Item 1 for additional information.

Item 4.    Submission of Matters to a Vote of Security Holders.

        No matters were submitted to a vote of the Company's security holders during the fourth quarter of fiscal year 2001.

Additional Item: Executive Officers of the Registrant

        The Executive Officers of the Company are listed below. Executive Officers are elected by the Board of Directors and serve at the discretion of the Board.

Name of Executive Officer	Officer Since	Age	Present Position and Five Year Business Experience
Brian B. Pemberton	1997	58	President and Chief Executive Officer of ROHN Industries, Inc. (commencing April 14, 1997); President, Skycell Services, a division of American Mobile Satellite Corporation, a common carrier providing satellite-based mobile voice and data services to North America ("AMSC")(August 1996 to December 1996); President and Chief Executive Officer, AMSC (April 1995 to August 1996).
Horace Ward	2000	41
			Chief Operating Officer and Senior Vice President—ROHN Industries, Inc. (commencing November 2001); President—Equipment Enclosures Division of ROHN, Inc. (December 2000 to November 2001); Vice President of Equipment Enclosures, ROHN, Inc. (March 2000 to December 2000); Manufacturing Manager (January 1998 to March 2000).
James R. Cote(1)	1993	52
			Vice President—Sales and Marketing of ROHN Industries, Inc. (June 1999 to December 2001); Vice President—International and Corporate Development (April 1998 to June 1999); Vice-President—Sales and Marketing (September 1997 to April 1998); Vice-President Sales and Marketing, ROHN Division of UNR Industries, Inc. (1994-1997).
James F. Hurley(1)	2000	49
			Vice-President—Chief Financial Officer of ROHN Industries, Inc. (June 2000 to November 2001). Senior Vice President of Finance, MIS and Administration and Chief Financial Officer for Quality Stores, Inc. (1997-2000).
David G. Brinker	2000	48	Vice President—Engineering of ROHN Industries, Inc. (commencing 1994).
Paul D. Grove	2000	48	Vice President—Tower Division of ROHN Industries, Inc. (commencing August 2000); President and General Manager, Hutchinson/Mayrath Division of TIC United Corporation (1997 To 2000).
Rufus J. Pearson, III(1)	2000	60	Vice President—ROHN Construction, Inc. (June 2000 to December 2001); Managing Director of Redevelopment Project—Northwestern Memorial Hospital (April 1998 to September 1999).
Jeff Jablonski	2001	40	Director of Taxation (commencing December 1996), Treasurer (commencing May 1999) and Principal Accounting Officer (commencing November 2001)

(1)
Effective December 31, 2001 Messrs. Cote, Hurley, and Pearson terminated employment with the Company. Separation agreements were reached with all three of the individuals and the associated severance charges are included in the restructuring charges incurred in the fourth quarter. See note 19 to Item 8. Financial Statements and Supplementary Data.

PART II

Item 5.    Market for Registrant's Common Equity and Related Stockholder Matters.

        The Company's common stock is quoted on the Nasdaq National Market. Its trading symbol is ROHN. The following table sets forth, for the periods indicated, the high and low bid quotations on the Nasdaq National Market as reported by Dow Jones:

	High	Low	Dividends Per Share
2000
First Quarter	6.22	2.69	—
Second Quarter	4.81	2.50	—
Third Quarter	5.13	3.88	—
Fourth Quarter	5.38	3.13	—
2001
First Quarter	4.44	3.19	—
Second Quarter	6.38	3.66	—
Third Quarter	6.25	1.67	—
Fourth Quarter	3.13	1.66	—

        As of March 25, 2002, the Company had 1,881 registered holders of record of its common stock and 40,848,814 shares of common stock outstanding. The number of holders of record excludes beneficial owners of common stock held in street name.

Dividend Policy

        The Company has not paid dividends on its common stock since December 29, 1997. The Company's credit facility prohibits the Company from paying dividends prior to 2003 without the consent of the lenders under the credit facility, and thereafter restricts the payment of dividends. The Company may consider paying dividends in the future. However, any future determination to pay dividends will depend on the Company's results of operations, financial condition, capital requirements, contractual restrictions including under any credit facility or other financing agreements then in effect, and other factors deemed relevant by the Company's Board of Directors.

Item 6.    Selected Financial Data.

(In thousands, except per share data)	2001	2000	1999	1998	1997
Five Year Summary of Operations
Net sales	$238,135	$253,741	$150,469	$183,916	$163,033
Cost of products and services sold	199,616	197,266	117,628	140,884	116,025

Gross profit	38,519	56,475	32,841	43,032	47,008

Operating income	2,802	31,531	13,578	24,236	26,459

Interest (expense) income, net	(3,237)	438	117	(753)	(477)
Other income (expense)	—	—	(1,600)	—	4,088

(Loss)/income before income taxes and extraordinary charge	(435)	31,969	12,095	23,483	30,070
Income tax (benefit) provision	(167)	9,489	4,500	8,900	11,151
Equity loss of corporate joint venture	—	—	355	540	—

(Loss)/income before extraordinary charge	(268)	22,480	7,240	14,043	18,919
Extraordinary charge for early extinguishment of debt, net of tax benefit of $841	1,344	—	—	—	—

Net (loss)/income	$(1,612)	$22,480	$7,240	$14,043	$18,919

Net income per share—basic
(Loss)/income before extraordinary charge	$(0.01)	$0.43	$0.14	$0.27	$0.36
Extraordinary charge for early extinguishment of debt, net of tax benefit	(0.03)	—	—	—	—

Net (loss)/income per share—basic	$(0.04)	$0.43	$0.14	$0.27	$0.36

Net income per share—diluted
(Loss) income before extraordinary charge	$(0.01)	$0.42	$0.14	$0.27	$0.36
Extraordinary charge for early extinguishment of debt, net of tax benefit	(0.03)	—	—	—	—

Net (loss)/income per share—diluted	$(0.04)	$0.42	$0.14	$0.27	$0.36

Dividends declared per common share	—	—	—	—	—
Weighted average common shares outstanding—basic	44,546	52,752	52,575	52,774	52,475
Weighted average common shares and equivalent shares outstanding—diluted	45,008	53,297	52,921	52,779	52,558
Five-Year Summary of Financial Data
Total assets	$132,118	$164,218	$123,882	$115,445	$111,072
Stockholders' equity	50,540	103,691	80,416	72,579	58,042
Dividends declared	—	—	—	—	5,245
Return on assets	(1.2)%	13.7%	5.8%	12.2%	17.0%
Return on stockholders' equity	(3.2)%	21.7%	9.0%	19.3%	32.6%
Capital expenditures	15,571	14,723	3,908	2,283	8,307
Depreciation and amortization	4,883	4,506	4,134	3,809	3,107
Long-term liabilities	48,174	10,822	11,464	12,327	11,271

Item 7.    Management's Discussion and Analysis of Financial Condition and Results of Operations.

        The following discussion summarizes the significant factors affecting the consolidated operating results and financial condition of the Company for the three years ended December 31, 2001. This discussion should be read in conjunction with the consolidated financial statements and notes to the consolidated financial statements.

Results of Operations

        The Company is a leading manufacturer and installer of infrastructure products for the communication industry, including cellular telephone, fiber optic network, Internet, Personal Communications Systems ("PCS"), Enhanced Specialized Mobile Radio ("ESMR"), paging, radio and television broadcast, wireless cable, private microwave and other telecommunications businesses. The Company's principal product lines are tower structures, equipment enclosures and construction services.

        Certain prior year amounts have been reclassified to conform with the current year presentation.

        The following table sets forth, for the fiscal periods indicated, the percentage of net sales represented by certain items reflected in the Company's consolidated statements of income.

For the years ended December 31,	2001	2000	1999
Net sales	100.0%	100.0%	100.0%
Cost of products and services sold	83.8	77.7	78.2

Gross profit	16.2	22.3	21.8
Selling, general and administrative expense	15.0	9.8	12.8

Operating income	1.2	12.5	9.0
Interest income	0.2	0.4	0.6
Interest expense	1.6	0.3	0.5
Other expense	—	—	1.1

(Loss)/income before income taxes and extraordinary charge	(0.2)	12.6	8.0
Income tax (benefit) provision	(0.1)	3.7	2.9
Equity loss of corporate joint venture	—	—	0.3
Extraordinary charge for early extinguishment of debt, net of tax benefit	(0.6)	—	—

Net (loss)/income	(0.7)%	8.9%	4.8%

        Prior to the end of the 2000 fiscal year, the Company historically reported financial results for two business segments, Tower Structures and Equipment Enclosures. Beginning with its results for the fiscal year ended December 31, 2000, the Company began reporting financial results for a third business segment, Construction Services. Consequently, the business segment results disclosed in this Form 10-K for fiscal years prior to the 2000 fiscal year for the Tower Structures and Equipment Enclosures segments have been adjusted to reflect the break-out of Construction Services as a separate segment. Prior to the break-out of the Construction Services segment, financial results related to construction services were primarily included with the Tower Structures segment.

2001 Compared to 2000

        In 2001 the primary markets that the Company serves, telecommunications and fiber optics, experienced a sudden and severe decline. In response to the declining market, the Company implemented necessary restructuring in order to reduce the cost structure of the business. The restructuring, described in more detail later in this report, included reductions in staffing for both hourly and professional positions, closing and consolidating operations, and restructuring the management of the Company. In conjunction with the restructuring, three senior management positions were eliminated as of December 31, 2001. Expense accruals and reserves were established for all of these actions and are described in detail later in this report.

        As a result of the decline in business, at the end of the third quarter, the Company was not in compliance with certain financial covenants of its credit agreement. During the fourth quarter two forbearance agreements between the Company and certain of its bank lenders were signed and on January 10, 2002 an amendment to the credit agreement was signed by all parties. The amended credit agreement increased the interest rates under the credit facility, reduced the amount of the revolving portion of the facility, moved forward the maturity date of the facility to June 30, 2003 and revised the financial covenants. Although EBITDA was positive for the first two months of 2002, it is likely that the Company will not attain the amount of EBITDA required under the amended credit agreement commencing in April 2002 and will breach other financial covenants thereafter. The Company is currently in discussions with its bank lenders to modify certain EBITDA related covenants. When the Company's credit facility matures in 2003, the Company will need to renegotiate or refinance that facility. The amended credit agreement is described in more detail below under the heading "Credit Facility".

        Net sales for 2001 were $238.1 million compared to $253.7 million in 2000, a decrease of $15.6 million or 6.1%. The changes in sales by business segment were as follows:

			Increase/(Decrease)
For the years ended December 31,	2001	2000	Millions of $	%
Tower Structures	$91.4	$130.5	$(39.1)	(30.0)%
Equipment Enclosures	104.9	90.9	14.0	15.4%
Construction Services	41.8	32.3	9.5	29.4%

Total	$238.1	$253.7	$(15.6)	(6.1)%

        The decrease in the sales of Tower Structures was due to the slow down in the build out of cellular service areas by the telecommunication industry. Due to capital constraints, both carriers and build-to-suit providers significantly curtailed the expansion of service to new areas. The increase in sales in the Equipment Enclosures segment was achieved in the first half of 2001 with the completion of orders that were in the backlog at the end of 2000, primarily related to the fiber optic network industry. Fiber optic usage did not grow as quickly as anticipated. As a result there was a significant over capacity of fiber lines and the build out of fiber lines suddenly and severely declined. Equipment Enclosure sales decreased from $56.4 million in the second half of 2000 to $31.2 million in the comparable period in 2001, a 44.7% decrease. The increase in sales in the Construction Services segment was the result of increased sales related to the Commonwealth of Pennsylvania contract.

        The rate of sales increased in 2000 from $48 million in the first quarter to $75 million in the fourth quarter, and remained at $70 to $75 million level in the first two quarters of 2001. During the second half of 2001, sales fell to $41 million for the fourth quarter. The Company anticipates continued softening in sales demand through at least the first half of 2002.

        International sales were $28.2 million in 2001 compared with $37.6 million in 2000, a decrease of $9.4 million or 25.0%. This decrease primarily reflects lower build-out programs by the Company's primary Mexican customers that serve the telecommunications industry. International sales were 11.9% of total revenue in 2001, compared to 14.8% in 2000.

        On December 1, 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101 ("SAB 101"), "Revenue Recognition in Financial Statements". The Company adopted SAB 101, which became effective January 1, 2000, during the fourth quarter of 2000. The implementation of SAB 101 had no material effect on the Company's revenue recognition process.

        From time to time, the Company's customers' request the Company retain possession of products they have ordered due to construction delays caused by weather, zoning approvals, and other circumstances. In these situations, where the product is available for shipment, and title passes to the customer, the Company recognizes revenue. The results of operations for the years ended December 31, 2001 and 2000 include Tower Structure bill and hold revenues of $7.9 million and $11.4 million, respectively, relating to product which had not yet shipped, but for which the required revenue recognition criteria had been met. In the same periods, Equipment Enclosure bill and hold revenues were $16.9 million and $7.4 million, respectively.

        Because the erection and installation of towers and equipment enclosures are generally of such short duration and do not span multiple reporting periods, the Construction Services segment has historically recognized revenue using the completed contract method of accounting. Under this method of accounting, costs for projects are capitalized into inventory until a project is complete, at which time the revenue and corresponding costs on a project are then recognized. With the Company's entry into the tall tower market, the Company has now adopted the percentage of completion method of accounting for its Construction Services segment for installation and construction projects that span multiple reporting periods. During 2000 and 2001, the percentage of completion method was utilized on the Central Missouri State University 2000 foot tall tower project. For the Commonwealth of Pennsylvania project the Company uses a percentage of completion method for revenue recognition. Each site for the project has a number of milestones including engineering, materials, and construction. Revenue, and the associated cost, is recognized upon the completion of each milestone for each site.

        Gross profit for 2001 was $38.5 million versus $56.5 million in 2000, a decrease of 31.9%. This decrease in gross profit was attributable to reduced revenue, continued pricing pressure for towers and enclosures, and one-time charges recorded in the fourth quarter of 2001. Gross profit margin was 16.2% in 2001 versus 22.3% for 2000. The decline in revenues for the relatively higher margin tower segment impacted gross margin. In the fourth quarter of 2001 the Company recorded one-time charges totaling $13.5 million, with $4.0 million included in cost of sales. The cost of sales portion consisted of additional reserves for excess inventory of $2.9 million and restructuring charges associated with the operations of $1.1 million. Excluding the one-time charges in the fourth quarter, the gross margin for the year was 17.9%. The Company expects gross profit margins to be lower through at least the first half of 2002 as a result of price competition and some under absorption of overhead costs.

        Gross profit margin for the Company's Tower Structures segment decreased to 16.6% in 2001 from 27.1% in 2000. The 30% decline in Tower Structures revenue impacted gross margin with the fixed manufacturing expenses being absorbed by a smaller revenue base. The one-time fourth quarter charges for inventory and severance for Tower Structures totaled $2.6 million. Excluding the one-time charges the Tower Structures, gross margin for the year is 19.5%. The additional inventory reserves are for inventory in excess of expected demand. With the decline in the overall tower market and the shift from towers to poles, the dollar amount of finished components in excess of foreseeable demand has increased and created an increased exposure for obsolete inventory. The additional reserve was established for a portion of this excess inventory. During 2001, the Company shipped 50 towers to a warehouse in Brazil in an effort to expand in the South American market. The demand for towers in South America has also declined and we established an inventory reserve to reflect the lower of cost or market for these towers. As part of the restructuring a number of non-bargaining unit positions were eliminated at the Peoria facility. A severance reserve was established for the impacted individuals. All of the severance payments for this group will be completed in the first quarter of 2002.

        Gross profit margin for the Company's Equipment Enclosure segment decreased to 13.5% in 2001 from 18.5% in 2000. The nearly 45% decline in revenues for the second half of 2001 impacted the gross margin. The one-time fourth quarter charges for inventory and severance for Equipment Enclosures totaled $1.2 million. Excluding the one-time charges the Equipment Enclosure gross margin for the year was 14.7%. The decline in the markets for enclosures also created a level of inventory in excess of foreseeable requirements. The component inventory is specific to the enclosure structures and with decreased demand has an increased potential for obsolescence. The additional reserve was established for a portion of this excess inventory. As part of the restructuring, a number of individuals at the Bessemer and Casa Grande locations were impacted and a severance reserve was established for these individuals.

        Gross profit margin for the Company's Construction Services segment increased to 21.8% in 2001 from 13.3% in 2000. In early 2001, the Company negotiated an amendment to the Contract with the Commonwealth of Pennsylvania. The modified contract included cost escalation clauses and specific performance incentives. The modifications added approximately 8.0% to gross margin for 2001. A portion of the modifications recorded in 2001 was retroactive from 2000. Gross profit margin in the Construction Services segment was negatively impacted in 2000 by the Company's entry into the tall tower market. To gain share in this market, the Company was aggressive in pricing its products and services. Gross profit margin was also negatively impacted in 2000 as a result of the increase in revenue, as a percentage of total Construction Services revenue, derived from the Company's Construction Services operation in Mexico. The Company has an agreement with an installation contractor that limits the Company's gross profit margins on construction and installation work in Mexico to 5%.

        In November 1999, the Company entered into a contract with the Commonwealth of Pennsylvania to supply and install communications towers/poles and/or enclosures for a statewide radio communications project. It was originally anticipated that this contract could generate approximately $40 million in revenues, and that this project would be substantially completed by the end of 2000. However, due to delays by the Commonwealth of Pennsylvania in releasing sites for development, the Company recognized only $11 million in revenue from this contract in 2000. As referenced above, on March 29, 2001, the Company announced a supplemental agreement with the Commonwealth of Pennsylvania to construct radio tower sites in two additional regions in Pennsylvania. The supplemental agreement provided for cost escalation due to the delays and provided for performance incentives. This supplemental agreement is estimated to generate an additional $20 million in revenue. It is now anticipated that the remainder of this contract will be substantially completed in 2002.

        Selling, general and administrative ("SG&A") expenses were $35.7 million in 2001 versus $24.9 million in 2000, an increase of $10.8 million, or 43.3%. As a percentage of sales, SG&A expenses were 15.0% in 2001 versus 9.8% in 2000. Included in the SG&A expenses for 2001 were one-time charges incurred in the fourth quarter of $4.0 million for the reduction in the value of the assets at the Casa Grande facility, $2.3 million for restructuring charges, $0.6 million curtailment loss related to the post-retirement medical benefits due to the reduction in the work force, and $1.0 million for additional reserves for accounts receivable. Also in the fourth quarter, the Company incurred $1.1 million of expense related to the restructuring of the Company's credit agreement. In the second quarter, the Company recorded an additional $0.7 million of bad debt reserve related to the specific customers in the fiber optics industry. Excluding these charges, SG&A expense for the year was $26.0 million or 10.9% of revenue. In 2000, SG&A expenses increased due to a $1.2 million charge for expenses relating to the departure of certain management employees at the Company's Equipment Enclosures segment. This $1.2 million charge in 2000 was offset in part by a $0.6 million favorable adjustment of an employee bonus accrual related to 1999. Excluding these charges, SG&A expense for 2000 was $24.3 million or 9.6% of revenue.

        In 2000, the Company was experiencing significant growth in demand for its Enclosure products. A significant portion of the growth was coming from the fiber optic segment of the telecommunications industry. The fiber optic segment was experiencing increasing demands for capacity led by Internet-based companies. In response to the existing purchase commitments and expected continued increasing demands, the Company purchased and expanded Enclosure manufacturing facilities in Casa Grande, Arizona. In mid 2001, the demand from "Dot Com" and Internet-related companies declined and the requirements for increased fiber optic capacity were curtailed. As a result, the telecommunications companies stopped expanding fiber optics capacity, resulting in a decreased demand for shelters and cancelled orders.

        In late 2001, the Company decided to idle operations at the Casa Grande facility. The property at Casa Grande consists of three parcels of land. The first parcel is 15 acres and contains the manufacturing facilities and offices that existed when the property was purchased. The second parcel is 15 acres and contains the manufacturing facilities and offices constructed by the Company. The third parcel is 15 acres and is vacant.

        As of December 31, 2001, the first parcel is considered "held for sale". The remaining parcels are considered "held for use". All three parcels are listed for sale with a commercial real estate firm. The Company expects to dispose of the first parcel of property during 2002. The Company is reviewing alternatives for the other parcels.

        An appraisal of all of the domestic property owned or leased by ROHN was conducted by an independent third party. The entire Casa Grande facility is valued as of December 31, 2001 at $5.7 million after recording an impairment charge of $4.0 million and providing for the transfer of equipment located at the facility to other operating units of the Company. The impairment charge is recorded as a general and administrative expense in the Enclosure business segment.

        In the fourth quarter, as part of the separation agreements with the impacted individuals, $3.4 million was expensed in cost of sales and SG&A for salary continuation and other benefits as discussed above. Of this amount, $1.4 million was paid out in 2001. The remaining $2.0 million will be paid out in 2002.

        The reduction in force created a curtailment charge related to post-retirement medical benefits reserves. As a result, the Company accrued an additional $0.6 million for this reserve.

        The Company accrued an additional $1.0 million for doubtful accounts in the fourth quarter. This accrual is to provide for certain accounts due to the uncertainty in the fiber optics and telecommunications markets. In the second quarter, the Company provided an additional $0.7 million for doubtful accounts in response to specific bankruptcy filings of a major customer and as a general reserve due to the uncertainty of the fiber optics market.

        As a result of the decline in business, at the end of the third quarter the Company was not in compliance with certain financial covenants in its credit agreement. Two forbearance agreements between the Company and certain of its bank lenders were signed during the fourth quarter. On January 10, 2002, all parties approved an amendment to the credit agreement. The credit agreement, as amended, is described in more detail below under the heading "Credit Agreement". During the fourth quarter, the Company incurred $1.1 million of consulting, legal, and bank fees associated with the amendment of the credit agreement.

        The Company's effective tax rate for 2001 was 38.4% versus 29.7% in 2000. The Company's effective tax rate in 2000 includes the effect of a $2.5 million ($0.05 per share) one-time, non-cash non-operational adjustment to the Company's tax reserves related to the expiration of the statute of limitations for examination of the Company's 1996 federal income tax return.

        Earnings per share were a loss of $0.04 per basic and fully diluted share in 2001 compared to earnings of $0.43 per share basic and $0.42 fully diluted in 2000. Earnings per share in 2001 include the impact of the extraordinary charge of $0.03 per share net of tax benefit for the early extinguishment of debt related to the stock buyback and the associated credit agreement. Earnings per share for 2000 include the effect of a one-time, non-cash non-operational tax benefit of $0.05 per share.

2000 Compared to 1999

        Net sales for 2000 were $253.7 million compared to $150.5 million in 1999, an increase of $103.2 million or 68.6%. The increases in sales by business segment were as follows:

			Increase/(Decrease)
For the years ended December 31,	2000	1999	Millions of $	%
Tower Structures	$130.5	$96.8	$33.7	34.8%
Equipment Enclosures	90.9	45.2	45.7	101.1%
Construction Services	32.3	8.5	23.8	280.0%

Total	$253.7	$150.5	$103.2	68.6%

        The increase in sales in the Tower Structures segment was primarily the result of increased demand for towers due to the build-out of infrastructure for wireless communications systems. The increase in sales in the Equipment Enclosures segment was primarily due to a significant increase in new customer contracts related to the expansion into multi-wide enclosures to the fiber optic network industry. The increase in sales in the Construction Services segment is the result of increased sales related to the Commonwealth of Pennsylvania contract, which was in place for the full year in 2000.

        International sales increased to $37.6 million in 2000 from $22.1 million in 1999, an increase of $15.5 million or 70.1%. This increase in international sales is the result of increased purchases by the Company's two primary Mexican customers.

        On December 1, 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin 101 ("SAB 101"), "Revenue Recognition in Financial Statements". The Company adopted SAB 101, which became effective January 1, 2000, during the fourth quarter of 2000. The implementation of SAB 101 had no material effect on the Company's revenue recognition process.

        Many times, the Company's customers experience delays due to weather, zoning approvals, and similar circumstances, and requests that the Company hold their inventory. In these situations where the product is available for shipment, and title has passed to the customer, the Company recognizes revenue for its Tower Structures segment. The results of operations for the years ended December 31, 2000 and 1999 include Tower Structure bill and hold revenues of $11.4 million and $2.4 million, respectively, related to product which had not yet shipped, but where the required earnings criteria had been met.

        Similar to the Towers Structures segment, the Equipment Enclosures segment recognizes revenue prior to shipment in situations in which the product is available for shipment, the customer has accepted title and the earnings criteria has been met. Results of operations for the years ended December 31, 2000 and 1999 include Equipment Enclosure bill and hold revenues of $7.4 million and $4.9 million, respectively, for which product had not yet shipped, but where the required earnings criteria had been met.

        Because the erection and installation of towers and equipment enclosures are generally of such short duration and do not span multiple reporting periods, the Construction Services segment has historically recognized revenue using the completed contract method of accounting. Under this method of accounting, costs for projects are capitalized into inventory until a project is complete, at which time the revenue and corresponding costs on a project are then recognized. With the Company's entry into the tall tower market, the Company has now adopted the percentage of completion method of accounting for its Construction Services segment for installation and construction projects that span multiple reporting periods. During 2000 and 1999, the percentage of completion method was utilized on the Central Missouri State University 2000 foot tall tower project. For the Commonwealth of Pennsylvania project the Company uses a percentage of completion method for revenue recognition. Each site for the project has a number of milestones including engineering, materials, and construction. Revenue, and the associated costs, is recognized upon the completion of each milestone for each site.

        Gross profit for 2000 was $56.5 million versus $32.8 million in 1999, an increase of 72.3%. The increase in gross profit was mainly attributable to the increase in sales. Gross profit margins were 22.3% in 2000 versus 21.8% for 1999. The increase in gross profit margin is primarily the result of reduced raw material costs in the Company's Tower Structures segment, which began to have a positive impact beginning in late 1999. Gross profit margins were negatively affected in 2000, however, by start up costs related to the new equipment enclosure facility being constructed in Casa Grande, Arizona. Without the impact of the start up costs related to the new Casa Grande facility, gross profit margins for 2000 would have been 22.8%. Gross profit margins were also negatively impacted in 2000 by a change in mix. The Company's Construction Services segment revenue increased as a percentage of total sales. The Company's Construction Services segment is comprised of lower margin construction and civil engineering work. This type of work has historically had significantly lower margins than those of the Company's tower and equipment enclosure products. Gross profit margins were negatively affected in 1999 by non-recurring charges taken during the first half of 1999 totaling $1.8 million, of which $1.5 million related to a write-down of inventory and $0.3 million related to severance payments due to a reduction in workforce. Without the impact of the non-recurring charges taken during the first half of 1999, gross profit margins for 1999 would have been 23.0%.

        Gross profit margins for the Company's Tower Structures segment increased from 23.2% in 1999 to 27.1% in 2000. This increase in gross profit margin was primarily the result of reduced raw material costs that began to have a positive effect on gross profit margins beginning in late 1999. Gross profit margins for the Towers Structure segment were negatively impacted in 1999, however, by $1.3 million of inventory write-downs and by $0.3 million in severance payments related to a reduction in workforce. Without the effects of these non-recurring charges taken in 1999, the gross profit margin for 1999 for the Company's Tower Structures segment would have been 24.8%.

        Gross profit margins for the Company's Equipment Enclosure segment decreased from 19.7% in 1999 to 18.5% in 2000. Gross margins were negatively affected in 2000 by the start up costs related to the Company's new equipment enclosure facility in Casa Grande, Arizona. Without the impact of these start-up costs, gross profit margins for the Equipment Enclosure segment for 2000 would have been 20.1%. Gross profit margins for the Equipment Enclosures segment were negatively impacted in 1999 as a result of intense price competition for new orders received in 1999, and by inventory write-downs of $0.2 million. Without the impact of the inventory write-down, gross profit margins for the Equipment Enclosure segment for 1999 would have been 20.1%.

        Gross profit margins for the Company's Construction Services segment decreased from 17.9% in 1999 to 13.3% for 2000. Gross profit margins in the Construction Services segment were negatively impacted in 2000 by the Company's entry into the tall tower market. To gain share in this market, ROHN was aggressive in pricing its products and services in order to gain experience in the tall tower industry. Without the impact of the tall towers, gross profit margins in 2000 would have been 14.7%. Gross profit margins were also negatively impacted in 2000 as a result of the increase in revenue, as a percentage of total Construction Services revenue, derived from the Company's Construction Services operation in Mexico. The Company has an agreement with an installation contractor that limits the Company's gross profit margins on construction and installation work in Mexico to 5%.

        In November 1999, the Company entered into a contract with the Commonwealth of Pennsylvania to supply and install communications towers/poles and/or enclosures for a statewide radio communications project. It was originally anticipated that this contract could generate approximately $40 million in revenues, and that this project would be substantially completed by the end of 2000. However, due to delays by the Commonwealth of Pennsylvania in releasing sites for development, the Company recognized only $11 million in revenue from this contract in 2000. On March 29, 2001, the Company announced a supplemental agreement with the Commonwealth of Pennsylvania to construct radio tower sites in two additional regions in Pennsylvania. This supplemental agreement is estimated to generate an additional $20 million in revenue. It is now anticipated that the remainder of this contract will be completed in 2002. Historically, margins on the Company's installation business have been significantly lower than margins achieved on its tower and enclosure products.

        Selling, general and administrative ("SG&A") expenses were $24.9 million in 2000 versus $19.3 million in 1999, an increase of $5.6 million, or 29.0%. As a percentage of sales, SG&A expenses were 9.8% in 2000 versus 12.8% in 1999. The increase in SG&A expenses was primarily the result of additional infrastructure expenses needed to support the 68.6% increase in sales volume, additional expenses related to the administration of the Commonwealth of Pennsylvania contract, and additional expenses for administration of the Company's Mexican operation due to strong growth in sales in Mexico. SG&A expenses in 2000 also increased due to a $1.2 million charge for expenses relating to the departure of certain management employees at the Company's Equipment Enclosures segment. This $1.2 million charge in 2000 was offset in part by a $0.6 million favorable adjustment of an employee bonus accrual related to 1999. SG&A expenses in 1999 were negatively affected by a charge for severance payments of $0.7 million taken in the second quarter of 1999 relating to a reduction in workforce.

        The Company incurred other expenses of approximately $1.6 million in 1999 related to fees and expenses in connection with the proposed merger with PiRod Holdings, Inc., which was terminated on March 31, 1999. The Company recognized these expenses in the first quarter of 1999, resulting in an adverse impact on earnings of approximately $0.02 per share.

        The Company's effective tax rate for 2000 was 29.7% versus 37.2% in 1999. The Company's effective tax rate in 2000 includes the effect of a $2.5 million ($0.05 per share) one-time, non-cash non-operational adjustment to the Company's tax reserves related to the expiration of the statute of limitations for examination of the Company's 1996 federal income tax return.

        The equity loss of the corporate joint venture of $0.36 million in 1999 relates to the Company's share of the operating losses for ROHN BrasilSat, as well as the loss related to the sale of its joint venture interest. The Company accounted for this corporate joint venture under the equity method until its disposition in September 1999. Of the $0.36 million loss recorded by the Company in 1999, $0.12 million represented the Company's share of the operating losses of the entity and $0.24 million of the loss was related to the sale of the Company's interest in the joint venture. The operations of ROHN BrasilSat started in 1998. The Company sold its 49% interest in the joint venture to its joint venture partner in September 1999.

        Earnings per share were $0.43 per share basic and $0.42 per share fully diluted in 2000 and $0.14 per share basic and fully diluted in 1999. Earnings per share for 2000 include the effect of a one-time, non-cash non-operational tax benefit of $0.05 per share. The non-recurring charges taken in the first half of 1999 related to the failed merger, inventory write-down and severance payments reduced earnings per share for 1999 by $0.05 per share basic and diluted.

Liquidity and Capital Resources

        The following table sets forth selected information concerning the Company's financial condition:

(Dollars In Thousands)	December 31, 2001	December 31, 2000
Cash	$1,711	$19,081
Working capital	48,184	73,843
Total debt	50,320	9,147
Current ratio	2.44:1	2.49:1

        At December 31, 2001, the Company had aggregate indebtedness of $50.3 million. The Company's outstanding indebtedness was related to the credit facility described in detail below. As part of this credit facility, in March the Company paid off the remaining balance on the mortgage notes and capital leases that were on the books as of December 31, 2000.

        Net Cash Provided by Operating Activities.    Net cash provided by operating activities in 2001 increased $3.3 million to $10.5 million from $7.2 million in 2000. The increase was attributable to the lower level of working capital required due to the contraction of the business in the second half of the year.

        Net Cash Used in Investing Activities.    Net cash used in investing activities in 2001 increased $0.9 million to $15.6 million from $14.7 million in 2000. This use of cash reflected capital expenditures for the completion of the Casa Grande facility, the construction and equipment for the tapered steel pole plant, and the development of proprietary engineering software for tower design.

        Net Cash Used in Financing Activities.    Net cash used in financing activities in 2001 increased $11.2 million to $12.3 million from $1.1 million in 2000. The $12.3 million represents borrowings of $62.4, net of issuance costs, under the new credit facility, the repayment and early extinguishment of debt in the amount of $25.0 million, and the purchase of stock as part of the "dutch-auction" in the amount of $50.4 million.

        As of December 31, 2001, the Company has minimal remaining capital expenditure commitments.

        A portion of the revenue recognized in the Company's Construction and Enclosure segments is generated from contracts that require the posting of bid and performance bonds. A bid bond is required to be posted prior to the submission of a proposal and a performance bond is required to be posted for awarding a contract. In the Construction segment, this revenue relates to complete turn-key jobs, and in the Equipment Enclosure segment this revenue relates to installation services.

        The Company is experiencing difficulty in acquiring bonds for new proposals and contracts. Although the Company is currently in discussions with certain bonding agencies, to date these bonding agencies have indicated that they are unwilling to provide bonds to the Company unless it provides a letter of credit to ensure its payment obligations in respect of the bonds or provides the bonding agencies with sufficient collateral to secure these obligations. Substantially all of the Company's assets are pledged as collateral under the credit facility, and thus cannot support the bonding requirements without the unanimous agreement of the lenders under the credit facility. The Company has informed its bank lenders of the difficulty in acquiring bonding and the potential impact on the future business if the Company is unable to secure these bonds. The bank lenders have requested updated financial information from the Company in order to evaluate the Company's bonding situation, but have preliminarily indicated that the issuance of a letter of credit to support bonds is unlikely. The inability to acquire new bonds would impact the Company's ability to win certain new construction and installation contracts and is likely to have a material adverse effect on the Company's business, financial condition and results of operations.

Credit Facility

        On March 8, 2001, the Company entered into a credit facility. The credit facility initially provided for a revolving facility of up to $20 million. Upon the completion of the Company's self-tender offer on April 17, 2001, the credit facility provided for aggregate borrowings of $75 million and consisted of (1) a revolving credit facility of $45 million and (2) a term loan of $30 million. The full availability of the revolving credit facility and the availability and advance of funds under the term loan of the credit facility, which the Company used to purchase shares in the self-tender offer, were conditioned upon the concurrent completion of the offer, and, after giving effect to the Company's purchase of shares in the offer and from the Trust, the Company having cash and borrowing availability under its revolving credit facility totaling at least $15 million. Commitments to lend under the term loan were to terminate on May 8, 2001, if the initial borrowing under that loan had not then occurred. The maximum amount the Company was allowed to borrow under the credit facility for the purchase of shares in the self-tender offer and in the related purchase from the Trust was $55 million.

        At the end of the third quarter the Company was not in compliance with certain financial covenants in its credit agreement. Two forbearance agreements between the Company and certain of its bank lenders were signed during the fourth quarter. On January 10, 2002 all parties approved an amendment to the credit agreement. The amendment provides for a revolving facility of up to $35 million until September 29, 2002 reducing effective September 30, 2002 to $32 million until October 30, 2002, and effective October 31, 2002 reducing to $30 million for the duration of the agreement. The terms of the credit agreement summarized below reflect the modifications made by the January 2002 amendment.

        Availability.    Availability under the credit facility is subject to various conditions typical of syndicated loans and a borrowing base formula, which provides for advance rates of 85% of eligible accounts receivable and 50% of eligible inventory. These advance rates are subject to change by the administrative agent in its reasonable discretion under certain circumstances. Borrowings under the revolving credit facility are available on a fully revolving basis and may be used for general corporate purposes. Borrowings under the term loan may be used for general corporate purposes.

        Interest.    Borrowings under the credit facility bear interest payable quarterly, at a rate per annum equal, at the Company's option, to either (1) the higher of (a) the current prime rate as offered by LaSalle Bank, N.A. or (b) 1/2 of 1% per annum above the federal funds rate plus, in either case, an applicable margin or (2) a LIBOR rate plus an applicable margin. The applicable margin will initially be 3.50% for Eurodollar rate loans and 1.25% for base rate loans and after the August 15, 2002, will vary from 2.75% to 3.50% for LIBOR rate loans and from 0.50% to 1.25% for base rate loans, and will be based on the Company's ratio of total debt to earnings before interest, taxes, depreciation and amortization, or EBITDA.

        Maturity and Amortization.    Loans under the term loan and the revolving credit facility mature on June 30, 2003. Scheduled repayments of the term loan are in monthly installments of $500,000 from January 31, 2002 through December 31, 2002, and $750,000 from January 31, 2003 through May 31, 2003 with the remaining unpaid balance of the term loan ($12,250,000) due on June 30, 2003.

        Commitment Reductions and Repayments.    Subject to some exceptions, the Company is required to make mandatory prepayments in connection with receipt of proceeds of various insurance awards, asset sales, or equity sale proceeds and debt issuance proceeds. In addition, all cash on deposit in the Company's bank accounts is now "swept" by the banks on a daily basis and the net is applied to reduce the outstanding amounts under the revolving portion of the credit facility.

        Security and Guarantees.    The obligations under the credit agreement are secured by a first priority security interest in substantially all of the Company's assets and are guaranteed by each of its direct and indirect domestic subsidiaries.

        Covenants.    The credit facility contains customary restrictive covenants, which, among other things and with exceptions, limit the Company's ability to incur additional indebtedness and liens, enter into transactions with affiliates, make acquisitions, pay dividends, redeem or repurchase capital stock, consolidate, merge or effect asset sales, make capital expenditures, make investments, loans or prepayments or change the nature of the Company's business. The Company is also required to satisfy certain financial ratios and comply with financial tests, including a maximum ratio of total debt to EBITDA, a minimum fixed charge coverage ratio, a maximum ratio of the book value of non-guarantor subsidiaries to the consolidated book value of the Company, a minimum EBITDA test and a minimum net worth test.

        Although EBITDA was positive for the first two months of 2002, it is likely that the Company will not attain the amount of EBITDA required under the amended credit agreement commencing in April 2002 and will breach other financial covenants thereafter. The Company is currently in discussions with its bank lenders to modify certain EBITDA related covenants.

        The following table shows total contractual payment obligations as of December 31, 2001.

		Payments Due by Period
	Total	Less than 1 year	1 to 3 years	Beyond 3 years
Credit agreement—principal repayment	$50,320	$6,000	$44,320	—
Credit agreement—estimated interest	4,472	3,270	1,202	—
Capital leases	—	—	—	—
Operating leases	1,452	552	686	214
Purchase obligations	1,200	1,200	—	—

Total contractual cash obligations	$57,444	$11,022	$46,208	$214

        The above table reflects the Company's contractual obligations as of December 31, 2001. The Company expects to be able to meet all contractual cash obligations in the next twelve months through cash provided by operations. When the Company's credit facility matures in 2003, the Company will need to renegotiate or refinance that facility. The Company expects that it will refinance that facility with another facility or other financing. This may require a credit facility that would include interest expense. The current credit agreement requires that we hedge the floating interest rate portion of the credit facility. The expense associated with this transaction is included in Credit agreement—estimated interest. The hedging instrument is described in Summary of Significant Accounting Policies, Derivative Instruments and Hedging Activity.

Inflation

        Inflation has not had a material effect on the Company's business or results of operations.

Seasonality and Quarterly Results of Operations

        The Company has periodically experienced and expects to continue to experience significant fluctuations in its quarterly results. The Company believes that this quarterly fluctuation results from disruptions in its customers' ability to accept shipments due to unusual and prolonged weather-related construction delays, and to the capital budgeting cycle of many of its customers, who often purchase a disproportionately higher share of the Company's products near the end of the calendar year. The Company expects that fluctuations in quarterly results could become more significant in the future as customers move to a more centralized purchasing environment and as the consolidation of wireless communication service providers and build-to-suit customers continues.

Recent Accounting Pronouncements

        In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144 (FAS 144), "Accounting for the Impairment or Disposal of Long-Lived Assets." This statement establishes a single accounting model for the impairment or disposal of long-lived assets. As required by FAS 144, the Company has adopted this new accounting standard as of January 1, 2002. The adoption of FAS 144 did not have a material impact on the financial statements.

        In July 2000, the Emerging Issues Task Force ("EITF") released Issue No. 00-10 ("EITF 00-10"), "Accounting for Shipping and Handling Revenues and Costs." The EITF, effective in the fourth quarter 2000, reached final consensus that amounts billed, if any, for shipping and handling, should be included in revenue. In addition, costs incurred for shipping and handling should be recorded in cost of sales or otherwise disclosed, but not netted against amounts billed. In connection with the implementation of EITF 00-10, the Company reclassified $14.3 million and $8.6 million for 2000 and 1999, respectively, of amounts from cost of product sold to revenue.

        In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" (SAB 101). The Company adopted SAB 101, which became effective January 1, 2000, during the fourth quarter of 2000. The adoption of SAB 101 did not have a material effect upon the results of operations or financial position of the Company.

Tender Offer/Trust Stock Purchase

        On April 16, 2001 the Company announced the final results of its "Dutch Auction" self-tender offer to purchase up to 10.3% of its common stock and, in accordance with the terms of the self-tender offer, the Company accepted for purchase 5,430,729 shares of Common Stock at a price of $4.125 per share net to the seller in cash. Payment for the shares accepted in the self-tender offer was made on April 17, 2001. In connection with the Company's previously announced stock purchase agreement with the Trust, the Company purchased 6,791,493 shares of common stock from the Trust at $4.125 on April 23, 2001. The Company funded the purchase of the shares from the self-tender offer and from the Trust using borrowings under its credit facility and cash on hand.

Item 7A.    Quantitative and Qualitative Disclosures About Market Risk.

        The Company has limited exposure to market rate sensitivity and any adverse impacts realized would not be material to its financial results. The principal market risks to which the Company is currently exposed to or may be exposed to during 2002 or beyond are changes in interest rates and foreign currency exchange rates.

        The Company has over the last several years managed its exposure to changes in interest rates by utilizing primarily fixed rate debt. However, the Company's credit facility bears interest at variable rates. The Company is required by its credit facility to enter into one or more rate management transactions which provides for a fixed rate of interest on a notional amount of at least $30 million for the life of the credit agreement. On April 18, 2001 the Company entered into a floating-to-fixed three year interest rate swap on a notional amount of $30 million whereby the Company will pay a fixed rate of 5.12% and receive a one month LIBOR based floating rate. The swap was designed as a cash flow hedge at the inception of the agreement to support hedge accounting treatment. With the shortening of the maturity of the credit agreement to June 30, 2003, the rate management transaction has a longer life than the term of the credit agreement. It is assumed that the Company will enter into a new credit agreement at that time and will continue to be able to utilize the interest rate swap instrument.

        Through the Company's credit facility, the Company may be vulnerable to changes in U.S. prime rates, the federal funds effective rate and the LIBOR rate. The Company has performed a sensitivity analysis assuming a hypothetical increase in interest rates of 100 basis points applied to the

$50.3 million of variable rate debt that is outstanding as of December 31, 2001. Based on this analysis, the impact on future earnings for the following twelve months would be approximately $0.2 million of increased interest expense. This amount includes a reduction in interest expense of 60% as a result of the hedging arrangements the Company was required to enter into under its credit facility. Such potential increases are based on certain simplifying assumptions, including a constant level of variable rate debt and a constant interest rate based on the variable rates in place as of December 31, 2001. Prior to March 2001, the Company did not have any outstanding variable rate debt.

        International sales, which accounted for 11.9% and 14.8% of net sales in 2001 and 2000, respectively, are concentrated principally in Mexico and Central America. To the extent that sales of products and services in Mexico are invoiced and paid in pesos, the Company's financial results could be affected by factors such as changes in foreign currency exchange rates or weak economic conditions in Mexico. To the extent the Company has monetary assets and liabilities denominated in pesos, any significant variation in the exchange rate between the U.S. dollar and the peso could have an effect on the Company's operating results. To the extent that the Company invoices its foreign customers in dollars, exchange rate fluctuations that strengthen the dollar relative to these customers' local currency could make the Company's products and services less competitive to such customers. Historically, the Company has not experienced material fluctuations in its results due to foreign currency exchange rate changes. However, as international business becomes a greater portion of Company's revenue, exchange rates may have an increased effect on the Company's revenue.

        In the future, the Company expects that if it experiences significant growth in its international sales activity, the Company would manage its exposure to changes in exchange rates by borrowing in foreign currencies and by utilizing either cross-currency swaps or forward contracts. Such swaps or forward contracts would be entered into for periods consistent with related underlying exposures and would not constitute positions independent of those exposures. The Company does not expect to enter into contracts for speculative purposes.

Item 8.    Financial Statements and Supplementary Data.

Page
Financial Statements:
Independent Auditor's Report	26-27
Consolidated Statements of Income	28
Consolidated Balance Sheets	29
Consolidated Statements of Stockholders' Equity	30
Consolidated Statements of Cash Flows	31
Notes to Consolidated Financial Statements	32-53

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Stockholders and Board of Directors of ROHN Industries, Inc.:

        In our opinion, the accompanying consolidated balance sheets and the related statements of income, of changes in stockholders' equity and of cash flows present fairly, in all material respects, the financial position of ROHN Industries, Inc. and its subsidiaries at December 31, 2001 and 2000, and the results of its operations and cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial statement schedule are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements and financial statement schedule based on our audits. We conducted our audit of these statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

        The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 20 to the financial statements, the Company has suffered recurring losses from operations due to their ability to market and sell its products, maintain the prices of its products, minimize costs and realize operational efficiencies that raise substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 20. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

PricewaterhouseCoopers LLP

Peoria, Illinois
February 20, 2002, except for Note 20, as to which the date is November 29, 2002

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

TO THE STOCKHOLDERS AND BOARD OF DIRECTORS OF

ROHN INDUSTRIES, INC.:

        We have audited the accompanying consolidated balance sheet of ROHN Industries, Inc. (a Delaware corporation) and Subsidiaries as of December 31, 1999, and the related consolidated statements of income, stockholders' equity and cash flows for the year ended December 31, 1999. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

        We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

        In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of ROHN Industries, Inc. and Subsidiaries as of December 31, 1999, and the results of its operations and its cash flows for the year ended December 31, 1999 in conformity with accounting principles generally accepted in the United States.

Arthur Andersen LLP

Chicago, Illinois
February 16, 2000

ROHN INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME
(in thousands except for per share data)

	Years ended December 31,
	2001	2000	1999
Net sales	$238,135	$253,741	$150,469
Cost of products and services sold	199,616	197,266	117,628

Gross profit	38,519	56,475	32,841

Operating expenses:
Selling expense	11,366	8,863	7,551
General and administrative expense	24,351	16,081	11,712

Operating income	2,802	31,531	13,578

Interest income	606	1,186	948
Interest expense	3,843	748	831
Other expense	—	—	1,600

(Loss)/income before tax and extraordinary charge	(435)	31,969	12,095

Income tax (benefit) provision	(167)	9,489	4,500
Equity loss of corporate joint venture	—	—	355
Net (loss) income before extraordinary charge	(268)	22,480	7,240
Extraordinary charge for early extinguishment of debt, net of tax benefit of $841	1,344	—	—

Net (loss)/income	$(1,612)	$22,480	$7,240

Earnings per share:
Basic:
(Loss)/income before extraordinary charge	$(0.01)	$0.43	$0.14
Extraordinary charge for early extinguishment of debt, net of tax benefit	$(0.03)	$0.00	$0.00
Net (loss)/income	(0.04)	$0.43	$0.14
Earnings per share:
Diluted:
(Loss)/income before extraordinary charge	$(0.01)	$0.42	$0.14
Extraordinary charge for early extinguishment of debt, net of tax benefit	(0.03)	0.00	0.00
Net (loss)/income	$(0.04)	$0.42	$0.14
Weighted average shares outstanding—basic	44,546	52,752	52,575
Weighted average shares outstanding—diluted	45,008	53,297	52,921

The accompanying notes are an integral part of these statements

ROHN INDUSTRIES, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31,
	2001	2000
ASSETS
Current Assets:
Cash and cash equivalents	$1,711	$19,081
Accounts, notes and other receivables, less allowance for doubtful accounts of $3,172 in 2001 and $1,710 in 2000	39,006	55,155
Inventories	31,579	44,255
Prepaid Income Taxes	2,835	—
Current deferred income taxes	5,370	4,250
Prepaid expenses	1,087	807

Total Current Assets	81,588	123,548

Plant and equipment, net	43,118	37,347
Other assets	5,326	1,273
Long term assets of discontinued operations	2,086	2,050

Total Assets	$132,118	$164,218

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long-term liabilities	$6,000	$792
Accounts payable	12,911	28,882
Accrued liabilities and other	12,251	13,804
Deferred revenue	2,074	4,967
Liabilities of discontinued operations	168	1,260

Total Current Liabilities	33,404	49,705

Long-Term Debt and other obligations	44,320	8,355
Nonpension post retirement benefits	3,854	2,467

Total Liabilities	81,578	60,527

Commitments and Contingencies (Note 17)
Stockholders' Equity:
Common Stock, $0.01 par value—80,000 shares authorized—40,799 and 52,816 shares issued and outstanding in 2001 and 2000	412	534
Capital Surplus	13,731	13,180
Retained earnings	40,249	93,998
Accumulated other comprehensive loss	(976)	—
Less—Treasury stock, 430 and 596 shares in 2001 and 2000, at cost	(2,691)	(3,659)
—Unearned portion of restricted stock	(185)	(362)

Total Stockholders' Equity	50,540	103,691

Total Liabilities and Stockholders' Equity	$132,118	$164,218

The accompanying notes are an integral part of these statements

ROHN INDUSTRIES, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY
(in thousands)

	Common Stock
						Treasury Stock
	Shares Issued		Capital Surplus	Retained Earnings	Accumulated Other Comprehensive Loss				Total Stockholders' Equity
		Amount				Shares	Amount	Restricted Stock
Balance as of December 31, 1998	53,456	$535	$13,024	$64,503	$—	(635)	$(3,896)	$(1,587)	$72,579
Net income				7,240					7,240
Treasury share repurchases									—
Issuance of restricted stock									—
Amortization of restricted shares								487	487
Cash dividends									—
Restricted stock cancelled	(69)	(1)	(371)					320	(52)
Director's stock plan			162						162
Stock options exercised									—
Stock options tax benefit									—
									—

Balance as of December 31, 1999	53,387	$534	$12,815	$71,743	$0	(635)	$(3,896)	$(780)	$80,416

Net Income				22,480					22,480
Treasury share repurchases						(15)	(58)		(58)
Issuance of restricted stock	30		94					(94)	—
Amortization of restricted shares								512	512
Cash dividends									—
Restricted stock cancelled	(5)		(31)						(31)
Director's stock plan			246						246
Stock options exercised				(225)		54	295		70
Stock options tax benefit			56						56
									—

Balance as of December 31, 2000	53,412	$534	$13,180	$93,998	$0	(596)	$(3,659)	$(362)	$103,691

Comprehensive (loss):
Net loss				(1,612)					(1,612)
Additional minimum pension liability, net of tax benefit of $236					(376)				(376)
Loss on derivative instrument, net of tax benefit of $375					(600)				(600)

Total comprehensive (loss)				(1,612)	(976)				(2,588)
Treasury share repurchases						(12,222)	(50,416)		(50,416)
Fees paid in treasury share repurchases				(15)			(1,220)		(1,235)
Issuance of restricted stock	40	—	137					(137)	—
Amortization of restricted shares								303	303
Retirement of stock	(12,222)	(122)		(51,514)		12,222	51,636		—
Cash dividends									—
Restricted stock cancelled	(8)	—	(44)					11	(33)
Director's stock plan			226						226
Stock options exercised	7		9	(608)		166	968		369
Stock options tax benefit			223						223

Balance as of December 31, 2001	41,229	$412	$13,731	$40,249	$(976)	(430)	$(2,691)	$(185)	$50,540

The accompanying notes are an integral part of these statements

ROHN INDUSTRIES, INC AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Years ended December 31,
	2001	2000	1999
Cash Flows from Operating Activities:
Net income/(loss)	(1,612)	22,480	7,240
Adjustments for non-cash items included in net income:
Depreciation and amortization	4,883	4,506	4,134
Restricted stock earned	271	481	436
Provision for doubtful accounts	2,142	823	245
Provision for excess and obsolete inventory	2,746	401	2,392
Asset impairment	4,012	—	—
Extraordinary charge from early extinguishment of debt	1,344	—	—
Non-pension post retirement benefits	1,689	167	226
Other non-cash Items	195	—	—
Equity loss of joint venture	—	—	355
Increase and decrease in operating requirements:
Accounts receivable	14,007	(19,893)	(7,742)
Inventories	9,930	(18,771)	(833)
Prepaid income taxes	(1,994)	—	—
Prepaid expenses	(54)	710	685
Deferred income taxes	(2,009)	(1,350)	(300)
Deferred revenue	(2,893)	2,125	1,902
Accounts payable	(17,361)	17,408	143
Accrued liabilities and Other	(3,478)	(1,659)	617
Net discontinued operations	(1,128)	(267)	494
Other	(182)	81	23

Net cash provided by operating activities	10,508	7,242	10,017

Cash Flows from Investing Activities:
Purchase of plant and equipment, net of proceeds	(14,326)	(14,094)	(3,908)
Proceeds from the sale of corporate joint venture	—	—	915
Investment in equity of joint venture	—	—	1,859
Capitalized software	(1,245)	(339)	—
Other	—	(290)	101

Net cash used in investing activities	(15,571)	(14,723)	(1,033)

Cash Flows from Financing Activities:
Repayment of term loan/long term debt	(8,422)	(1,083)	(1,040)
Net repayment of revolver debt	(5,680)	—	—
Early extinguishment of debt	(10,911)	—	—
Capitalized tender offer transaction costs	(1,035)	—	—
Proceeds from issuance of debt, net of issuance costs	62,392	—	—
Increase in bank overdrafts	1,390	—	—
Issuance of common stock, including treasury shares reissued	375	69	—
Purchase of treasury shares	(50,416)	(58)	—

Net cash used in financing activities	(12,307)	(1,072)	(1,040)

Net (decrease)/increase in cash and cash equivalents	(17,370)	(8,553)	7,944
Cash and cash equivalents, beginning of period	19,081	27,634	19,690

Cash and cash equivalents, end of period	1,711	19,081	27,634

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$3,457	$748	$831
Income taxes	$6,007	$16,858	$2,610

The accompanying notes are an integral part of these statements

1. Nature of Operations

        ROHN Industries, Inc. and subsidiaries ("ROHN" or the "Company") manufactures and installs towers, poles, mounts and related accessories used principally to support telecommunications antennae for wireless communications, such as cellular telephone, personal communications systems ("PCS"), private microwave, commercial and amateur broadcasting and home television. The Company also produces equipment enclosures and cabinets of concrete, fiberglass and steel to house electronic telecommunications equipment. The Company has manufacturing facilities in Peoria, Illinois (towers and poles), Bessemer, Alabama (equipment enclosures), Frankfort, Indiana (towers, tower components, and mounts), Casa Grande, Arizona (equipment enclosures) and Mexico City, Mexico (equipment enclosures). The Company's products are sold direct to customers and through the use of distributors throughout the United States and in international markets.

2. Summary of Significant Accounting Policies

        The significant accounting policies followed by the Company are described below:

Principles of Consolidation

        The financial statements include the consolidated accounts of the Company and its subsidiaries. All significant intercompany transactions have been eliminated in consolidation. The Company accounted for its 49% interest in ROHN BrasilSat, a corporate joint venture in Brazil, under the equity method until its disposition in September 1999.

Revenue Recognition

        The Company's products are manufactured according to stringent customer specifications and engineering design, and are available for immediate delivery according to the schedule requested by the customer. Revenue is generally recognized when product is shipped. From time to time, the Company's customers request the Company retain possession of products they have ordered due to construction delays caused by weather, zoning approvals, and other circumstances. In these situations the Company recognizes revenue for its Tower Structures segment and Equipment Enclosures segment prior to the time a product is shipped if each of the following conditions are met:

1)
The risks of ownership have passed to the customer;

2)
The customer has a fixed commitment to purchase the goods;

3)
The customer, not the Company, has requested that the shipment of the product be delayed and that the transaction be on a bill and hold basis;

4)
There is a fixed schedule for delivery of the product;

5)
The Company has not retained any specific performance obligations with respect to the product such that the earnings process is not complete;

6)
The ordered product has been segregated from the Company's inventory and is not subject to being used to fill other orders;

7)
The product is complete and ready for shipment; and

8)
The customer agrees to pay for the goods under the Company's standard credit terms.

        The results of operations for the years ended December 31, 2001, 2000 and 1999 include Tower Structure bill and hold revenues of $7.9 million, $11.4 million and $2.4 million, respectively, relating to product which had not yet shipped, but for which the required revenue recognition criteria had been met.

In the same periods, Equipment Enclosure bill and hold revenues were $16.9 million, $7.4 million and $4.9 million, respectively.

        Because the erection and installation of towers and equipment enclosures are generally of such short duration and do not span multiple reporting periods, the Construction Services segment has historically recognized revenue using the completed contract method of accounting. Under this method of accounting, costs for projects are capitalized into inventory until a project is complete, at which time the revenue and corresponding costs on a project are then recognized. With the Company's entry into the tall tower market, the Company has now adopted the percentage of completion method of accounting for its Construction Services segment for installation and construction projects that span multiple reporting periods. During 2000 and 2001, the percentage of completion method was utilized on the Central Missouri State University 2000 foot tall tower project. For the Commonwealth of Pennsylvania project the Company uses a percentage of completion method for revenue recognition. Each site for the project has a number of milestones including engineering, materials, and construction. Revenue, and the associated costs, is recognized upon the completion of each milestone for each site.

Cash Equivalents

        The Company considers all highly liquid short-term investments purchased with a maturity of three months or less and all treasury bills to be cash equivalents. Cash equivalents are carried at cost that approximates market value.

        The Credit agreement (discussed in Note 9) provides for a sweep of all funds (cash receipts less cash disbursements) in our accounts with the net amount applied to or provided by the revolving credit facility. As of December 31, 2001 the amount of cash overdrafts that have been reclassified to accounts payable totals $1,390,000. There were no such transactions at December 31, 2000.

Derivative Instruments and Hedging Activity

        In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133 (SFAS 133), "Accounting for Derivative Instruments and Hedging Activities." SFAS 133 requires that an entity record all derivatives in the consolidated balance sheet at their fair value. It also requires changes in fair value to be recorded each period in current earnings or other comprehensive income depending upon the purpose for using the derivative and/or its qualification, designation, and effectiveness as a hedging transaction. In June 2000, the FASB amended portions of SFAS 133 by issuing Statement of Financial Accounting Standards No. 138. The Company adopted these new standards effective in 1999 and 2001, respectively, although the adoption did not have a material effect on the Company's financial statements as the Company did not historically enter into these types of transactions in the normal course of business.

        Derivative Instruments and Hedging Activities—Business Perspective    The Company's "Risk Management Policy" (policy) allows for the use of derivative financial instruments to manage foreign currency exchange rate and interest rate exposure. Historically, however, the Company has not experienced material fluctuations in results or cash flows due to foreign currency exchange rates or interest rates and has not entered into derivative instruments or other hedging activities to manage these risks. Risk management practices including the use of financial derivative instruments, must be presented to the Audit Committee of the Board of Directors before any action can be taken.

        Interest Rate Risk    On March 8, 2001, the Company entered into a new credit facility which requires quarterly interest payments at a floating rate of interest. The credit agreement requires the Company to enter into one or more Rate Management Transactions which will provide for a fixed rate of interest on a notional amount of at least $30 million for the first two years of the credit facility and at least $15 million for the third year of the credit facility. On April 18, 2001, the Company entered into a floating-to-fixed interest rate swap on a notional amount of $30 million. The swap was designated as a cash flow hedge at the inception of the contract to support hedge accounting treatment. The swap agreement is 100% effective and, thus, no amount has been recognized in current earnings for the quarter for ineffectiveness and no amount of the loss on the swap was excluded from the assessment of hedge effectiveness. As of December 31, 2001, $0.8 million of deferred losses (net of tax benefit) included in equity ("Accumulated Other Comprehensive Expense") is expected to be reclassified to current earnings ("Interest Expense") over the next twelve months. No hedges were discontinued during the year ended December 31, 2001.

        Accounting Policy    The swap is recognized on the balance sheet at fair value. On the date the contract was entered, the Company designated the derivative as a hedge of the variability of cash flow to be paid. Changes in the fair value of the swap are recorded in other comprehensive income until earnings are affected by the variability of cash flow and then reported in current earnings.

Inventories

        Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method. Inventory costs include material, labor and factory overhead. Obsolete or unsalable inventories are reflected at their estimated net realizable values.

        Total inventories in 2001 and 2000 included the following classifications (in thousands):

	2001	2000
Finished goods	$19,689	$18,609
Work-in-progress	5,874	16,561
Raw materials	6,016	9,085

Total Inventories	$31,579	$44,255

Plant and Equipment

        Land, buildings and equipment are carried at cost. Expenditures for maintenance and repairs are charged directly against income and major renewals/betterments are capitalized. When properties are retired or otherwise disposed of, the original cost and accumulated depreciation are removed from the respective accounts and the profit or loss resulting from the disposal is reflected in income.

        The Company provides for depreciation of plant and equipment over the estimated useful lives of the assets (buildings—20 to 40 years; machinery and equipment—3 to 15 years). Depreciation is generally provided on the straight-line method for financial reporting purposes and on accelerated methods for tax purposes.

Capitalized Software

        The Company is in the process of developing engineering software to be used in the design and analysis of tower and pole structures. The amount of unamortized capitalized software included in Other Assets at December 31, 2001 and 2000 was $1,584 and $339, respectively. Upon the completion of the software, the costs will be amortized over the estimated life of the software. No amortization was recorded in 2001 or 2000 since the software continues to be developed and has not been placed in service.

Income Taxes

        Under Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" (SFAS 109), the Company recognizes deferred tax liabilities and assets for the expected future tax consequences of events that have been recognized in the Company's financial statements or tax returns.

Net Income Per Share

        Basic earnings per share were computed by dividing net income by the weighted-average number of shares outstanding during the year. Diluted earnings per share were calculated by including the effect of all dilutive securities. For the years ended December 31, 2001, 2000, and 1999, the number of potentially dilutive securities, including stock options and non-vested restricted stock, was 462,000, 545,000, and 346,000, respectively. The Company had additional outstanding stock options of 1,975,000 as of December 31, 2001, which were not included in the computation of diluted earnings per share because the options' exercise price was greater than the average market price of its common stock.

Use of Estimates

        The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Reclassifications

        Certain prior year amounts have been reclassified to conform with the current year presentation.

New Accounting Standards

        In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144 (FAS 144), "Accounting for the Impairment or Disposal of Long-Lived Assets." This statement establishes a single accounting model for the impairment or disposal of long-lived assets. As required by FAS 144, the Company has adopted this new accounting standard as of January 1, 2002. The adoption of FAS 144 did not have a material impact on the financial statements.

        In July 2000, the Emerging Issues Task Force ("EITF") released Issue No. 00-10 ("EITF 00-10"), "Accounting for Shipping and Handling Revenues and Costs." The EITF, effective in the fourth quarter of 2000, reached final consensus that amounts billed, if any, for shipping and handling should be included in revenue. In addition, costs incurred for shipping and handling should be recorded in cost of sales or otherwise disclosed, but not netted against amounts billed. In connection with the implementation of EITF 00-10, the Company reclassified $14.3 million and $8.6 million for 2000 and 1999, respectively, of amounts from cost of products sold to revenue.

        In December 1999, the Securities and Exchange Commission issued Staff Accounting Bulletin No. 101, "Revenue Recognition in Financial Statements" (SAB 101). The Company adopted SAB 101, which became effective January 1, 2000, during the fourth quarter of 2000. The adoption of SAB 101 did not have a material effect upon the results of operations or financial position of the Company.

3. Income Taxes

        Total income tax expense/(benefit) for the years ended December 31, 2001, 2000, and 1999, was allocated as follows (in thousands):

	2001	2000	1999
(Loss)/income from continuing operations	$(167)	$9,489	$4,500
Tax benefit from early extinguishment of debt	(841)	—	—
Tax benefit related to loss on derivative instrument	(375)	—	—
Tax benefit related to additional minimum pension liability	(236)	—	—
Stockholders' equity, for compensation expense for tax purposes in excess of amounts recognized for financial reporting purposes	(223)	(56)	—

	$(1,842)	$9,433	$4,500

        Income tax expense/(benefit) attributable to income from continuing operations consists of current provisions of $1.9 million, $9.8 million, and $4.8 million and deferred provisions of $(2.1) million, $(0.3) million, and $(0.3) million for the years ended December 31, 2001, 2000, and 1999, respectively.

        Income tax expense/(benefit) attributable to income from continuing operations was $(0.2) million, $9.5 million, and $4.5 million, for the years ended December 31, 2001, 2000, and 1999, respectively, and differed from the U.S. Federal statutory income tax rate as follows (in thousands):

	2001		2000		1999
	Amount	%	Amount	%	Amount	%
Computed statutory (benefit)/provision	$(148)	34	$11,100	35	$4,233	35
State taxes, net of federal effect	(19)	4	1,200	4	484	4
Effect of reserve reversal related to expiration of statute of limitations of Company's 1996 return	—	—	(2,500)	(8)	—	—
Other, net	—	—	(311)	(1)	(217)	(2)

Total (benefit)/provision	$(167)	38	$9,489	30	$4,500	37

        The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred tax liabilities at December 31, 2001 and 2000 are as follows (in thousands):

	2001	2000
Postretirement benefits other than pensions	$1,484	$937
Depreciation	(1,357)	(1,231)
Prepaid foreign taxes	959	1,049
Accrued insurance reserves	479	702
Reserve for doubtful accounts	1,143	413
Accrued severance costs	779	—
Casa Grande impairment charge	1,545	—
Incremental obsolete and excess inventory reserve costs	1,115	—
Other, net	723	2,380

Net deferred tax assets	$6,870	$4,250

4. Fixed Assets

        Fixed assets at December 31, 2001 and 2000 consist of the following (in thousands):

	2001	2000
Land	$3,876	$3,529
Buildings	33,851	26,538
Machinery and equipment	35,922	30,754
Construction in Process	836	4,798

	74,485	65,619
Less accumulated depreciation	(31,367)	(28,272)

	$43,118	$37,347

5. Accrued Liabilities and Other

        Accrued and other liabilities at December 31, 2001 and 2000 consist of the following (in thousands):

	2001	2000
Payroll and benefit related	$4,255	$4,844
Severance Expenses	2,023	—
Insurance related	443	1,451
Income taxes	—	2,473
Other accrued taxes	932	1,401
Other	4,598	3,635

	$12,251	$13,804

6. Pension, Profit Sharing and Post Retirement Benefits

General

        The Company has defined benefit, defined contribution and 401K retirement plans covering substantially all of its employees. Included in these plans are certain union sponsored plans to which the Company makes annual contributions equal to the amounts accrued. Total pension expense for union sponsored plans for 2001, 2000, and 1999, was $872,000, $930,000, and $785,000, respectively.

        The Company has one trustee-administered profit sharing plan covering all eligible employees in its Equipment Enclosures segment, located in Bessemer, Alabama. Discretionary contributions of $206,000, $223,000, and $227,000, were charged to expense under this plan in 2001, 2000, and 1999, respectively.

        The Company has a 401(k) Tax Deferred Savings Plan for the benefit of non-union employees. In 2000 and 1999, after one year of continuous service, the Company matched 25% of employee contributions up to 12% of an employee's compensation and subject to the limits allowed by the Internal Revenue Service. In 2001 this plan was amended such that, after 90 days of continuous service, the Company matches 50% of employee contributions up to 6% of an employee's compensation and subject to the limits allowed by the Internal Revenue Service. The matching contribution made by the Company was $173,000, $175,000, and $188,000 in 2001, 2000, and 1999, respectively.

Defined Benefit Pension Plan

        The Company's non-union employees of its Tower Structures segment in Peoria, Illinois and Frankfort, Indiana and the employees of its Construction Services segment are covered by a noncontributory defined benefit pension plan with a September 30 fiscal year end. Plan benefits are generally based on years of service and employee compensation during the last years of employment. Benefits are paid from funds previously provided to trustees for those plans. Actuarial assumptions and provisions are reviewed regularly by the Company and its independent actuary to ensure that plan assets will be adequate to provide pension benefits. Plan assets consist primarily of investments in equities, fixed income securities and money market funds.

        Change in Benefit Obligation (in thousands)

	2001	2000
Benefit obligation at beginning of fiscal year	$8,818	$8,491
Service cost	265	280
Interest cost	683	658
Assumption change	627	—
Actuarial (gain) /loss	474	(143)
Benefits paid	(498)	(468)

Benefit obligation at end of fiscal year	$10,369	$8,818

        Change in Plan Assets (in thousands)

	2001	2000
Fair value of plan assets at beginning of fiscal year	$10,809	$9,818
Actual return on plan assets	(1,313)	1,029
Employer contribution	193	430
Benefits paid	(498)	(468)

Fair value of plan assets at end of fiscal year	$9,191	$10,809

        Reconciliation of Funded Status (in thousands)

	2001	2000
Benefit obligation at end of fiscal year	$(10,369)	$(8,818)
Fair value of plan assets at end of fiscal year	9,191	10,809

Funded status at end of fiscal year	$(1,178)	$1,991
Unrecognized net actuarial loss /(gain)	1,757	(1,646)
Unrecognized net transition obligation	6	12
Unrecognized prior service cost	30	37

Prepaid benefit cost	$615	$394

        Components of Net Amount Recognized in Balance Sheet

Prepaid benefit cost	$615	$394
Accrued benefit liabilities	(648)	—
Intangible asset	36	—
Accumulated other comprehensive loss	612	—

Net asset recognized	$615	$394

        Components of Net Periodic Benefit cost (in thousands)

	2001	2000	1999
Service cost	$265	$280	$320
Interest cost	683	658	650
Expected return on plan assets	(957)	(868)	(835)
Amortization of gain	(33)	(22)	—
Amortization of transition obligation	6	6	6
Amortization of prior service cost	7	7	7

Net periodic benefit cost	$(29)	$61	$148

        The expected long-term rate of return on plan assets used in determining net periodic benefit costs was 9.0% for the years ended 2001, 2000, and 1999. The weighted average discount rate and rate of increase in future compensation levels used in determining the actuarial present value of accumulated benefit obligations as of December 31 were 7.25% and 3% respectively, in 2001, and 7.75% and 3%, respectively, in 2000 and 1999.

Retiree Benefits

        The Company provides certain post retirement healthcare benefits to both the union and non-union employees located in Peoria, Illinois. Employees who retire from the Company after reaching the age of 65 (62 for union members) are eligible to participate in the post retirement healthcare plan.

        Change in Benefit Obligation (in thousands)

	2001	2000
Benefit obligation at beginning of fiscal year	$5,413	$4,452
Service cost	176	152
Interest cost	395	369
Amendments	—	109
Curtailment gain	(517)	—
Actuarial loss	1,113	601
Benefits paid	(302)	(270)

Benefit obligation at end of fiscal year	$6,278	$5,413

        Change in Plan Assets (in thousands)

	2001	2000
Fair value of plan assets at beginning of year	—	—
Actual return on plan assets	—	—
Adjustments	—	—
Employer contribution	302	270
Plan participant's contributions	—	—
Benefits paid	(302)	(270)

Fair value of plan assets at end of year	—	—

        Reconciliation of Funded Status (in thousands)

	2001	2000
Benefit obligation at end of year	$(6,278)	$(5,413)
Fair value of plan assets at end of year	—	—

Funded status at year end	$(6,278)	$(5,413)
Unrecognized net actuarial loss	1,548	979
Unrecognized net transition obligation	814	1,454
Unrecognized prior service cost	62	109

Accrued benefit cost	$(3,854)	$(2,871)

        Components of Net Periodic Benefit cost (in thousands)

	2001	2000	1999
Service cost	$176	$152	$178
Interest cost	395	369	306
Expected return on plan asset	—	—	—
Recognized net actuarial loss	27	28	12
Amortization of transition obligation	121	121	121
Curtailment loss	559	—	—
Amortization of prior service cost	7	—	—

Net periodic benefit cost	$1,285	$670	$617

  Effect of Health Care Trend

        Assumed health care cost trend rates can have a significant effect on the amounts reported for the health care plans. A one-percentage point change in assumed health care cost trend rates would have the following effects (in thousands):

	1-Percentage Point Increase	1-Percentage Point Decrease
Effect on total of service and interest cost	$62	$(58)
Effect on postretirement benefit obligation	$520	$(492)

        Assumptions as of December 31

	2001	2000	1999
Discount rate	7.00%	7.50%	7.50%
Health care trend rate	9.0% in 2002 trending down to 5.5% in 2009 and thereafter	8.5% in 2001 trending down to 5.5% in 2007 and thereafter	9.0% in 2000 trending down to 5.5% in 2007 and thereafter

7. Litigation

        The Company is involved in various pending legal proceedings and claims arising in the normal course of its business. Although the outcome of such proceedings and claims cannot be determined with certainty, the Company believes, after consultation with counsel, that such proceedings and claims, individually or in the aggregate, are not material to its business, financial condition, or results of operations.

8. Leases

        The Company leases certain of its facilities and equipment under operating leases or capital leases, as defined by SFAS No. 13. The Company's property under capital leases, which is included in plant and equipment, consists of $0.0 million, $2.2 million, and $2.4 million at December 31, 2001, 2000 and 1999, respectively. The Capital Leases were associated with Industrial Development Bonds for the Frankfort, Indiana and Bessemer, Alabama facilities. In 2001, as part of the credit facility agreement, the Company retired the Industrial Development Bonds. At December 31, 2001 the Company had no capital leases.

        Future minimum payments for operating leases at December 31, 2001 are $552,000 in 2002, $379,000 in 2003, $307,000 in 2004, $151,000 in 2005 and $63,000 thereafter. Rental expense under operating leases was approximately $814,000 in 2001, $760,000 in 2000, and $476,000 in 1999.

9. Long-Term Borrowings

Early Extinguishment of Debt

        On March 8, 2001, the Company retired mortgage notes and capital leases in the aggregate of $8,725,000 from the State of Alabama, City of Bessemer, Alabama and the State of Indiana that had interest rates between 7.5% and 9.0%. An extraordinary charge of $2,185,000 less an income tax benefit of $841,000 was incurred as a result of the early extinguishment of the debt.

Credit Facility

        On March 8, 2001, the Company entered into a new credit facility. The credit facility initially provided for a revolving facility of up to $20 million. Upon the completion of the Company's self-tender offer on April 17, 2001, the credit facility provided for aggregate borrowings of $75 million and consisted of (1) a revolving credit facility of $45 million and (2) a term loan of $30 million. The full availability of the revolving credit facility and the availability and advance of funds under the term loan of the credit facility, which the Company used to purchase shares in the self-tender offer, were conditioned upon the concurrent completion of the offer, and, after giving effect to the Company's purchase of shares in the offer and from the Trust, the Company having cash and borrowing availability under its revolving credit facility totaling at least $15 million. Commitments to lend under the term loan were to terminate on May 8, 2001, if the initial borrowing under that loan had not then occurred. The maximum amount the Company was allowed to borrow under the credit facility for the purchase of shares in the self-tender offer and in the related purchase from the Trust was $55 million. Bank fees associated with the Credit Facility totaled $1.6 million. The fees were included in Other Assets and are being amortized over the duration of the Credit agreement. The unamortized balance included in Other Assets at December 31, 2001 was $1.4 million.

9. Long-Term Borrowings (Continued)

        Availability.    Availability under the credit facility is subject to various conditions typical of syndicated loans and a borrowing base formula, which provides for advance rates of 85% of eligible accounts receivable and 50% of eligible inventory. These advance rates are subject to change by the administrative agent in its reasonable discretion under certain circumstances. Borrowings under the revolving credit facility are available on a fully revolving basis and may be used for general corporate purposes. Borrowings under the term loan may be used for general corporate purposes.

        Interest.    Borrowings under the credit facility bear interest payable quarterly, at a rate per annum equal, at the Company's option, to either (1) the higher of (a) the current prime rate as offered by LaSalle Bank, N.A. or (b) 1/2 of 1% per annum above the federal funds rate plus, in either case, an applicable margin or (2) a LIBOR rate plus an applicable margin. The applicable margin was initially 2.25% for Eurodollar rate (LIBOR) loans and 1.00% for base rate (Prime) loans and after the six month anniversary of the Company's entry into the credit agreement, was to vary from 1.75% to 2.25% for LIBOR rate loans and from 0.50% to 1.00% for base rate loans, and was based on the Company's ratio of total debt to earnings before interest, taxes, depreciation and amortization, or EBITDA. The Company entered into an amendment to the facility in January 2002 that changed the applicable interest rates. See the Amendment to the Credit Facility section for the revised interest rates.

        Maturity and Amortization.    Loans under the term loan and the revolving credit facility were to mature on March 8, 2006. Scheduled repayments of the term loan in quarterly installments of $1,500,000 began on June 30, 2001 and continued through March 8, 2006, with the remaining unpaid balance due on that date. The Company entered into an amendment to the facility in January 2002 that changed the maturity and amortization. See the Amendment to the Credit Facility section for the revised maturity and amortization.

        Commitment Reductions and Repayments.    Subject to some exceptions, the Company is required to make mandatory prepayments in connection with receipt of proceeds of various insurance awards, asset sales, or equity sale proceeds and debt issuance proceeds. In addition, the Company is required to make, annually, mandatory repayments in an amount equal to 50% of annual excess cash flow, as defined in the credit facility. Mandatory prepayments under the term loan will be applied to amortization payments in the inverse order of maturity. The Company may prepay the loans at any time without premium or penalty (except for prepayments of Eurodollar loans, as to which breakage costs may be payable).

        Security and Guarantees.    The obligations under the credit agreement are secured by a first priority security interest in substantially all of the Company's assets and are guaranteed by each of its direct and indirect domestic subsidiaries.

        Covenants.    The credit facility contains customary restrictive covenants, which, among other things and with exceptions, limit the Company's ability to incur additional indebtedness and liens, enter into transactions with affiliates, make acquisitions, pay dividends, redeem or repurchase capital stock, consolidate, merge or effect asset sales, make capital expenditures, make investments, loans or prepayments or change the nature of the Company's business. The Company is also required to satisfy certain financial ratios and comply with financial tests, including a maximum ratio of total debt to EBITDA, a minimum fixed charge coverage ratio, a maximum ratio of the book value of non-guarantor subsidiaries to the consolidated book value of the Company, a minimum EBITDA test and a minimum net worth test.

Amendment to the Credit Facility

        At the end of the third quarter the Company was not in compliance with certain financial covenants in its credit agreement. Two forbearance agreements were signed with the bank group during the fourth quarter. On January 10, 2002 all parties approved an amendment to the Credit agreement. The modifications to the Credit facility are described below.

        The amendment to the credit facility provides for a revolving facility of up to $35 million until September 29, 2002 reducing effective September 30, 2002 to $32 million until October 30, 2002, and effective October 31, 2002 reducing to $30 million for the duration of the agreement.

        Availability.    Availability under the credit facility remains unchanged from the original agreement and is subject to various conditions typical of syndicated loans and a borrowing base formula, which provides for advance rates of 85% of eligible accounts receivable and 50% of eligible inventory remains unchanged from the original agreement.

        Interest.    Borrowings under the credit facility bear interest payable quarterly, at a rate per annum equal, at the Company's option, to either (1) the higher of (a) the current prime rate as offered by LaSalle Bank, N.A. or (b) 1/2 of 1% per annum above the federal funds rate plus, in either case, an applicable margin or (2) a LIBOR rate plus an applicable margin. The applicable margin will initially be 3.50% for Eurodollar rate loans and 1.25% for base rate loans and after the August 15, 2002, will vary from 2.75% to 3.50% for LIBOR rate loans and from 0.50% to 1.25% for base rate loans, and will be based on the Company's ratio of total debt to earnings before interest, taxes, depreciation and amortization, or EBITDA.

        Maturity and Amortization.    Loans under the term loan and the revolving credit facility mature on June 30, 2003. Scheduled repayments of the term loan in monthly installments of $500,000 beginning on January 31, 2002 through December 31, 2002, and $750,000 beginning January 31, 2003 through May 31, 2003 with the remaining unpaid balance of the term loan ($12,250,000) due on June 30, 2003.

        Commitment Reductions and Repayments.    Subject to some exceptions, the Company is required to make mandatory prepayments in connection with receipt of proceeds of various insurance awards, asset sales, or equity sale proceeds and debt issuance proceeds. In addition, all cash on deposit in the Company's bank accounts is now "swept" by the banks on a daily basis and the net is applied to reduce the outstanding amounts under the revolving portion of the credit facility.

        Covenants.    The credit facility contains customary restrictive covenants, which, among other things and with exceptions, limit the Company's ability to incur additional indebtedness and liens, enter into transactions with affiliates, make acquisitions, pay dividends, redeem or repurchase capital stock, consolidate, merge or effect asset sales, make capital expenditures, make investments, loans or prepayments or change the nature of the Company's business. The Company is also required to satisfy certain financial ratios and comply with financial tests, including a maximum ratio of total debt to EBITDA, a minimum fixed charge coverage ratio, a maximum ratio of the book value of non-guarantor subsidiaries to the consolidated book value of the Company, a minimum EBITDA test and a minimum net worth test.

        Although EBITDA was positive for the first two months of 2002, it is likely that the Company will not attain the amount of EBITDA required under the amended credit agreement commencing in April 2002 and will breach other financial covenants thereafter. The Company is currently in discussions with its bank lenders to modify certain EBITDA related covenants.

        Total borrowings of the Company at December 31, 2001 and 2000, consisted of the following (in thousands):

	2001	2000
Revolver Loan (prime based)—6.75%(1) due June, 2003	$19,320	—
Revolver Loan (LIBOR)—6.92%(1) due June, 2003	9,000	—
Term Loan—6.93%(1) due June, 2003	22,000	—
Mortgage note—7.5% due 2011	—	$4,899
Mortgage note—7.5% due 2011	—	2,100
Capital lease obligations	—	2,148

Total notes, credit agreement, and capital leases	$50,320	$9,147

Classified in the balance sheet as follows:
Long term debts and other obligations	$50,320	$9,147
Less: Current portion of long-term liabilities	(6,000)	(792)

Long-term debt and other liabilities	$44,320	$8,355

(1)
The interest rates shown in the schedule were in effective as of December 31, 2001. With the amendment to the Credit agreement, the interest rates were 6.75% (prime based) and 5.42% (LIBOR based) for the revolver loans and 5.43% for the term loan. On January 15, 2002 the interest rate for the prime based portion of the revolver loan decreased to 6.00%.

        Aggregate annual payments required on secured debt are $6,000,000 in 2002, $3,750,000 in 2003, and the balance of the debt under the credit facility ($12,250,000 for the term loan) to be paid on June 30, 2003. As part of the credit agreement the Company also has a revolving line of credit. The maximum commitment amount for the revolving line of credit, subject to borrowing base limits, is $35.0 million through September 29, 2002, and dropping to $32.0 million for the period September 30, 2002 through October 30, 2002, and $30.0 million for the period from October 31, 2002 and continuing thereafter until final payment in June, 2003. The Credit agreement also provides for the fees of 0.5% on the unused portion of the revolver loan commitment. This is unchanged in the amendment to the Credit agreement.

        The Company expects to be able to renegotiate extended terms for the credit facility or arrange for new financing arrangements prior to the due date of the loans.

        The obligations under the credit agreement are collateralized by a first priority security interest in substantially all of the Company's assets and are guaranteed by each of its direct and indirect subsidiaries.

10. Stock-Based Compensation Plans

        The Company had two stock option plans at December 31, 2001, the Key Executives' Stock Option Plan ("Executive Plan") and the 1999 Stock Option Plan ("1999 Plan").

        The Executive Plan was approved by the shareholders of the Company on July 12, 1990. This plan provides for granting of non-qualified and incentive stock options, and reserves for the issuance of up to 2,500,000 authorized but unissued shares of common stock. Options granted under this plan are exercisable at a price equal to the fair market value at the date of grant, expire in ten years from the date of grant, and vest at a rate of 33.33% per year. At December 31, 2001, there were no options available for grant under this plan, as the time period for option grants under this plan expired on March 6, 2000. At December 31, 2001, 796,800 options were outstanding under this plan.

        The 1999 Plan was approved by shareholders of the Company on May 18, 1999. This plan provides for the granting of non-qualified and incentive stock options, and reserves for the issuance 2,500,000 authorized but unissued shares of common stock. Options granted under this plan are exercisable at a price established by the Compensation Committee of the Board of Directors (to date, all options under this plan have been granted at fair market value at date of grant), expire ten years from the date of grant, and vest at a rate of 33.33% per year. At December 31, 2001, 778,467 common shares were available for granting under this plan. At December 31, 2001, 1,640,300 options were outstanding under this plan.

        The Company accounts for all stock option plans under APB Opinion No. 25, under which no compensation cost has been recognized. Had compensation cost for stock options awarded under the plans been determined consistent with FASB Statement No. 123, the Company's net income and earnings per share would have been reduced to the following pro forma amounts:

	Twelve Months Ended December 31
(In thousands, except per share data)
	2001	2000	1999
Net income/(loss):
As reported	$(1,612)	$22,480	$7,240
Pro forma	$(2,315)	21,534	6,589
Basic EPS:
As reported	$(0.04)	$0.43	$0.14
Pro forma	$(0.05)	$0.41	$0.13
Diluted EPS:
As reported	$(0.04)	$0.42	$0.14
Pro forma	$(0.05)	$0.40	$0.12

        A summary of the status of the Company's option plans for the years December 31, 1999 through December 31, 2001 and changes during the years then ended is presented in the tables below:

	Twelve Months Ended December 31, 2001
	Weighted Average Exercise Price	Shares (000)
Outstanding at beginning of period	$3.796	2,675
Granted	3.444	610
Exercised	2.134	(173)
Forfeited	3.999	(675)
Expired	—	—

Outstanding at end of period	$3.769	2,437
Exercisable at end of year	$4.224	1,335
Weighted average fair value of options granted	$2.20
	Twelve Months Ended December 31, 2000
	Weighted Average Exercise Price	Shares (000)
Outstanding at beginning of period	$3.164	2,226
Granted	3.808	1,085
Exercised	1.281	(54)
Forfeited	1.636	(582)
Expired	—	—

Outstanding at end of period	$3.796	2,675
Exercisable at end of year	$4.666	812
Weighted average fair value of options granted	$2.51
	Twelve Months Ended December 31, 1999
	Weighted Average Exercise Price	Shares (000)
Outstanding at beginning of period	$5.976	1,020
Granted	1.674	1,481
Exercised	—	—
Forfeited	5.567	(275)
Expired	—	—

Outstanding at end of period	$3.164	2,226
Exercisable at end of year	$6.199	281
Weighted average fair value of options granted	$1.10

Weighted Average Assumptions Used in Determining Option Grants

	2001	2000	1999
Dividend yield	0.00%	0.00%	0.00%
Expected volatility	59.31%	57.70%	44.81%
Risk-free interest rates	5.02%	6.38%	6.01%
Expected lives	7.0 years	7.0 years	10.0 years

Stock Options Outstanding and Exercisable

	Options Outstanding
				Options Exercisable
		Weighted-Average Remaining Contractual Life (years)
Exercises Prices	# Outstanding At 12/31/01		Weighted-Average Exercise Price	# Outstanding At 12/31/01	Weighted-Average Exercise Price
$1.281-$2.031	706,800	7.75	$1.81	471,200	$1.81
$3.094-$4.250	1,007,000	8.78	$3.52	195,667	$3.57
$5.000-$7.750	723,300	6.29	$6.03	667,767	$6.12

	2,437,100	7.74	$3.77	1,334,634	$4.22

11. Restricted Stock Plan

        The Restricted Stock Plan was approved by the shareholders of the Company on July 30, 1992. The Plan provides for the granting of restricted stock to certain key employees and reserves for issuance of 1,000,000 shares of common stock under the plan.

        The Company had 85,000, 140,000, and 220,840 shares of restricted stock outstanding at December 31, 2001, 2000, and 1999, respectively. These shares have the same dividend and voting rights as other common stock. Restricted stock is considered to be currently issued and outstanding. The cost of the restricted stock, determined as the fair market value of the shares at the date of grant, is expensed ratably over a three to five-year vesting period. Such expense amounted to $271,000 in 2001; $512,000 in 2000; and $487,000 in 1999.

        Restricted stock grants of 40,000 shares, 30,000 shares, and 0 shares were made in 2001, 2000, and 1999, respectively. The weighted average fair value for the restricted stock grants were $3.4375 per share in 2001 and $3.125 per share in 2000.

12. Director's Stock Ownership Plan

        The Company has a stock ownership plan for non-employee directors, the Amended and Restated ROHN Industries, Inc., 1994 Nonemployee Director Stock Ownership Plan (the "Director Plan"), which was initially approved by the stockholders of the Company in 1994. A total of 200,000 shares of the Company's common stock was initially reserved for issuance under the Director Plan. The Director Plan initially allowed each non-employee director to elect to receive all or a part of such director's annual retainer fee, which would otherwise be paid in cash, in shares of restricted stock held in custody by the Company.

The Director Plan was first amended by the Board of Directors on May 18, 1999, to require that director's receive their entire annual retainer fee in the form of "Stock Units", which represent the right to receive shares of common stock upon the earlier of the fifth anniversary of the date on which the Stock Units are granted, the termination of the participant's service as a director, or a change in control. The Director Plan was amended to its current form by the Board of Directors on May 11, 2000, reserving up to 500,000 shares of the Company's common stock for issuance under the Director's Plan, and allowing each non-employee director to elect to receive all or part of such director's annual retainer fee and/or meeting fees in the form of stock units under the Director Plan.

        The cost of the stock issued to the directors for the annual retainer is amortized over the appropriate twelve-month period. The cost of the stock issued to the directors for all meetings is expensed in the period that it is issued. The value of the stock is calculated, as the average of the closing prices of the stock for the five preceding days prior to the award of the stock. The number of shares awarded under this plan are 52,442 shares, 68,089 shares, and 90,229 shares in 2001, 2000, and 1999, respectively.

13. Stockholders' Equity

        On September 24, 1990, the Company announced that its Board of Directors had authorized the acquisition, through both negotiated transactions involving large blocks and open-market purchases, of up to 1.5 million shares of its common stock to be held as treasury shares and be available to meet requirements of its Key Executives' Stock Option Plan. As of December 31, 2000 and 1999, 1,149,288 and 1,133,565 shares have been purchased, respectively. Excluding the "Dutch-Auction", no additional shares of stock were purchased by the Company in 2001.

        On April 16, 2001 the Company announced the final results of its "Dutch Auction" self-tender offer to purchase up to 10.3% of its common stock and, in accordance with the terms of the self-tender offer, the Company accepted for purchase 5,430,729 shares of Common Stock at a price of $4.125 per share net to the seller in cash. Payment for the shares accepted in the self-tender offer was made on April 17, 2001. In connection with the Company's previously announced stock purchase agreement with the UNR Asbestos Disease Claims Trust (the "Trust"), the Company purchased 6,791,493 shares of common stock from the Trust at $4.125 on April 23, 2001. The Company funded the purchase of the shares from the self-tender offer and from the Trust using borrowings under its new credit facility and cash on hand.

14. Investment in Corporate Joint Venture

        In December 1997, the Company formed a corporate joint venture with BrasilSat Harald, S.A., Brazil's largest tower manufacturer and installer, to serve the growing telecommunications infrastructure industry in Brazil and the rest of South America. In September 1999, after re-evaluating its investment, the Company sold its 49% in ROHN BrasilSat to its joint venture partner, BrasilSat Harald, S.A.

        ROHN accounted for the corporate joint venture under the equity method until its disposition in September 1999. The Company recorded a loss of approximately $355,000 in 1999 arising out of the corporate joint venture, of which $120,000 represented the Company's share of the operating losses of the joint venture and $235,000 of the loss was related to the sale of the Company's interest in the joint venture.

15. Business Segment Information

        The Company operates in three business segments: Tower Structures, Equipment Enclosures and Construction Services. The segments are managed as strategic business units due to their distinct processes and potential end-user application. The Tower Structures segment includes manufacturing plants in Peoria, Illinois and Frankfort, Indiana, as well as a worldwide sales, marketing and distribution effort. The Equipment Enclosures segment includes a manufacturing plant in Bessemer, Alabama and Casa Grande, Arizona and has a sales, marketing and distribution effort separate from the Tower Structures segment's sales and marketing resources. The Construction Services segment is located in Peoria, Illinois and Mexico City, Mexico, and shares sales and marketing effort with both the Tower Structures segment and the Equipment Enclosures segment.

        Accounting policies for measuring segment assets and earnings before interest and taxes are substantially consistent with those described in Note 2. The Company evaluates segment performance based on earnings before interest and taxes. Inter-segment transactions are recorded at prices negotiated between segments.

2001 (in thousands)	Tower Structures Segment	Equipment Enclosures Segment	Construction Services Segment	Inter Segment Sales(2)	Total
Net sales	$91,439	$104,935	$60,454	$(18,693)	$238,135
Earnings (loss) before interest and taxes	(5,967)	4,900	3,869	—	2,802
Depreciation and amortization	3,575	1,236	72	—	4,883
Capital expenditures(1)	10,318	5,009	244	—	15,571
Segment assets	$107,245	$15,397	$10,976	$(1,500)	$132,118
2000 (in thousands)	Tower Structures Segment	Equipment Enclosures Segment	Construction Services Segment	Inter Segment Sales(2)	Total
Net sales	$130,595	$90,862	$56,626	$(24,342)	$253,741
Earnings (loss) before interest and taxes	19,177	13,077	$(723)	—	31,531
Depreciation and amortization	3,609	874	23	—	4,506
Capital expenditures(1)	5,952	8,388	93	—	14,433
Segment assets	$120,804	$35,375	$9,189	$(1,150)	$164,218
1999 (in thousands)	Tower Structures Segment	Equipment Enclosures Segment	Construction Services Segment	Inter Segment Sales(2)	Total
Net sales	$96,765	$45,240	$16,529	$(8,065)	$150,469
Earnings before interest and taxes	6,427	6,868	283	—	13,578
Depreciation and amortization	3,444	634	56	—	4,134
Capital expenditures(1)	3,364	503	41	—	3,908
Segment assets	$88,051	$16,852	$19,194	$(215)	$123,882

(1)
Net of asset dispositions and retirements.

(2)
For purposes of the M,D&A discussion and customer segment revenue discussion below, inter-segment sales are netted against gross construction revenue to arrive at construction services revenue.

        In 2001, the Tower Structures segment had one customer that accounted for 12% of total segment revenue, or 5% of consolidated net revenues. The Equipment Enclosures segment had three customers that accounted for 51% of total segment revenues, or 23% of consolidated net revenues. The Construction Services segment had two customers that accounted for 59% of total segment revenues, or 15% of consolidated net revenues. In 2000, the Tower Structures segment had one customer that accounted for 24% of total segment revenue, or 12% of consolidated net revenues. The Equipment

Enclosures segment had three customers that accounted for 36% of total segment revenue, or 13% of consolidated net revenues. The Construction Services segment had two customers that accounted for 37% of total segment revenue, or 5% of consolidated net revenues. In 1999, the Tower Structures segment had one customer that accounted for approximately 16% of total segment revenues and 11% of consolidated net revenues. The Equipment Enclosures segment had two customers that accounted for 24% of total segment revenues, or 7% of consolidated net revenues. The Construction Services segment had three customers that accounted for 45% of total segment revenues, or 3% of consolidated net revenues.

        Revenues and long-lived assets are related to U.S. operations, except for Mexico, which had revenues of approximately $11.4 million, $22.3 million, and $3.9 million for the years ended December 31, 2001, 2000, and 1999, respectively, and long-lived assets of $275 thousand, $118 thousand, and $60 thousand as of December 31, 2001, 2000, and 1999, respectively.

16. Export Sales

        Export sales for the years ended December 31, 2001, 2000, and 1999, were $28.2 million, $37.6 million, and $22.1 million, respectively.

17. Commitments and Contingencies

        The Company has a contractual commitment to purchase a total of $1.2 million of zinc at a fixed price from two companies for use in the galvanizing manufacturing process during calendar year 2002. This represents approximately 75% of the anticipated requirements for zinc during 2002.

        From time to time, the Company is subject to various claims and legal actions arising during the ordinary course of business. Management believes that these claims and legal actions will be resolved without having a material effect on the Company's financial position or results of operations. Management also believes that the Company's cost and any potential judgments resulting from such claims and legal actions would be covered by the Company's insurance program, except for deductible limits and self-insured retention. The Company intends to defend such claims and legal actions in cooperation with its insurers.

        The Company is subject to laws and regulations pertaining to air emissions, wastewater discharge, the handling and disposal of solid and hazardous wastes, the remediation of site contamination, and otherwise relating to health safety and the protection of the environment. The Company has made expenditures to comply with environmental laws and regulations, including investigation and remediation of soil and groundwater contamination, and expects to continue to make such expenditures to comply with existing and future requirements. While such expenditures have not had, and are not expected to have, a material adverse effect on the Company's financial condition or results of operations, there can be no assurance that more stringent regulations or enforcement in the future will not have such effects.

        In some cases, the Company has notified state or federal authorities of a possible need to remedy currently or formerly operated sites. The Company has also been notified by various state and federal governmental authorities that it may be a "potentially responsible party" or otherwise have responsibility with respect to clean-up obligations at certain hazardous and other waste disposal sites that were not owned or operated by the Company. In several such cases, the Company has entered into settlements with the relevant authorities or other parties for immaterial amounts. In other cases, the Company is participating in negotiations for settlement with the relevant authorities or other parties involving currently or formerly operated sites, or has notified authorities that it denies liability for clean-up obligations. The costs or liabilities the Company may incur with respect to these sites are difficult to predict until the level of contamination is determined. The Company, after consultation with legal counsel and environmental experts and based on currently available information, believes that the ultimate outcome with respect to all of these sites will not have a material adverse effect on the Company's financial condition or on its results of operations.

18. Quarterly Results of Operations

Unaudited (In thousands, except per share data)	First	Second	Third	Fourth	Year(1)
2001
Net sales	$70,328	$73,468	$53,407	$40,932	$238,135
Gross profit	14,104	16,348	9,023	(956)	38,519
Operating income/(loss)	7,207	9,002	2,918	(16,325)	2,802
Income/(loss) before income taxes and extraordinary charge	7,187	8,134	1,797	(17,553)	(435)
Extraordinary charge for early extinguishment of debt, net of tax benefit of $841	$1,344	—	—	—	$1,344
Net income/(loss)	$3,076	$5,002	$1,142	$(10,832)	$(1,612)
Net income/(loss) per share—basic: Income/(loss) before extraordinary item	$0.08	$0.12	$0.03	$(0.26)	$(0.01)
Extraordinary charge for early extinguishment of debt, net of tax benefit	$(0.02)	—	—	—	$(0.03)
Net income per share—basic	$0.06	$0.12	$0.03	$(0.26)	$(0.04)
Net income/(loss) per share—basic: Income/(loss) before extraordinary item	$0.08	$0.12	$0.03	$(0.26)	$(0.01)
Extraordinary charge for early extinguishment of debt, net of tax benefit	$(0.02)	—	—	—	$(0.03)
Net income per share—basic	$0.06	$0.12	$0.03	$(0.26)	$(0.04)
Market price of common stock:
High	$4.44	$6.38	$6.25	$3.13
Low	$3.19	$3.66	$1.67	$1.66

(1)
Earnings per share information is not additive due to the change (reduction) in the number of shares outstanding during the year as a result of the buy back of shares as part of the "dutch-auction" in the second quarter.
Unaudited (In thousands, except per share data)	First	Second	Third	Fourth	Year(1)
2000
Net sales	$48,231	$63,146	$67,606	$74,758	$253,741
Gross profit	10,648	14,130	15,383	16,314	56,475
Operating income	4,615	7,798	9,222	9,896	31,531
Income before income taxes	4,766	7,925	9,305	9,973	31,969
Net income	$2,967	$5,007	$8,364	$6,142	$22,480
Net income per share—basic	$0.06	$0.09	$0.16	$0.12	$0.43
Net income per share—diluted	$0.06	$0.09	$0.16	$0.11	$0.42
Market price of common stock:
High	$6.22	$4.81	$5.13	$5.38
Low	$2.69	$2.50	$3.88	$3.13

        In connection with the implementation of the Emerging Issues Task Force Issue No. 00-10, the Company reclassified $2.8 million, $3.2 million, $3.7 million and $4.6 million for the 1st, 2nd, 3rd and 4th quarters, respectively, of 2000 from cost of product sold to revenue.

19. Asset Impairments and Restructuring and Other Charges

        In 2000 the Company was experiencing significant growth in demand for its Enclosure products. A significant portion of the growth was coming from the fiber optic segment of the telecommunications industry. The fiber optic segment was experiencing increasing demands for capacity led by Internet based companies. In response to the existing purchase commitments and expected continued increasing demands, the Company purchased and expanded enclosure-manufacturing facilities in Casa Grande, Arizona. In mid 2001 the demand from "Dot Com" and Internet related companies suddenly and severely declined and the requirements for increased fiber optic capacity were curtailed. As a result the telecommunications companies stopped expanding fiber optics capacity, resulting in a decreased demand for enclosures and cancelled orders.

        In late 2001 the Company decided to close the Casa Grande facility. The property at Casa Grande consists of three parcels of land. The first parcel is 15 acres and contains the manufacturing facilities and offices that existed when the property was purchased. The second parcel is 15 acres and contains the manufacturing facilities and offices constructed by the Company. The third parcel is 15 acres and is vacant.

        As of December 31, 2001 the first parcel is considered "held for sale". The remaining parcels are considered "held for use". All three parcels are listed for sale with a commercial real estate firm. The Company anticipates disposal of the first parcel of property during 2002. The Company is reviewing alternatives for the other parcels.

        An appraisal of all of the Casa Grande property was conducted by an independent third party. The entire Casa Grande facility is valued as of December 31, 2001 at $5.7 million after recording an impairment charge of $4.0 million and providing for equipment that will be transferred to other operating units of the Company. The impairment charge is recorded as a general and administrative expense in the Equipment Enclosure business segment.

        In the second half of 2001, the Company also experienced a decline in demand for towers as cellular telecommunication providers slowed the expansion into new service areas. As a result of the decline in tower demand along with the decreased demands for enclosures, the Company chose to reduce costs by eliminating positions and consolidating certain functions. In the fourth quarter the Company recorded restructuring charges in cost of goods sold and SG&A totaling $3.4 million. Of this amount, $1.4 million was paid out in 2001 with the remaining $2.0 million to be paid out during 2002. The reductions in force impacted 60 people including three officers of the Company. In addition to the restructuring charges the Company incurred a curtailment of the Post Retirement Benefits Accrual resulting in a non-cash charge of $0.6 million. This was recorded as a general and administrative expense in the Tower Structures business segment.

        At the end of the third quarter the Company was not in compliance certain financial covenants in its Credit agreement. Two forbearance agreements were signed with the bank group during the fourth quarter. On January 10, 2002, all parties approved an amendment to the Credit agreement. During the fourth quarter the Company incurred bank fees, consulting and legal fees, and other related charges of $1.1 million related to the forbearance agreement and the restructuring of the Credit agreement. This expense is recorded as general and administrative expense in the Tower business segment.

20.  Liquidity and Subsequent Events:

        The Company has suffered recurring losses from operations due to their ability to market and sell its products, maintain the prices of its products, minimize costs and realize operational efficiencies that raise substantial doubt about its ability to continue as a going concern. For the year ended December 31, 2001, the Company incurred a loss from operations of approximately $1,612. Management expects operating losses to continue for the foreseeable future. Failure to generate sufficient revenues or raise additional capital could have a material adverse effect on the Company's ability to continue as a going concern and to achieve its intended business objective.

        On October 16, 2002, the Company announced that in response to continued reductions in customer capital spending it would close its manufacturing facility in Bessemer, Alabama and exit the equipment enclosure business. The Alabama plant closing will reduce the Company's workforce by approximately 100 positions. The Company anticipates that the plant closure will be completed by December 31, 2002. The manufacturing facility in Bessemer has been offered for sale. The costs related to the closure of the facility and exiting the equipment enclosure business will result in an estimated pre-tax charge of $10 million to $12 million and estimated one-time earnings per share charges of $0.24 to $0.29 per basic and diluted share in the fourth quarter. On an after tax basis, these estimated charges will be $6.0 to $7.5 million and $0.15 to $0.18 per basic and diluted share.

        The Company maintains a defined benefit pension plan for its non-bargaining unit employees at its Peoria and Frankfort facilities. On November 1, 2002, the Company received a report from the plan actuaries for the pension plan for the year ended September 30, 2002. The report stated that due to the continued poor performance of the equity markets and reductions in the discount rate used in determining the actuarial present value of accumulated benefit obligations, the Company will be required to record an additional liability of approximately $2.2 million at December 31, 2002. This will result in a non cash charge to accumulated other comprehensive loss (a component of stockholders equity) of approximately $1.4 million after-tax, or approximately $0.03 per basic and diluted share. Additionally, the Company will be required to make pension plan installment contributions totaling $0.5 million to the pension plan for the year ending September 30, 2003. Approximately $350,000 of this amount will be contributed in four equal installments in 2003 with the balance due in June, 2004. As the Company had previously announced, it had engaged Peter J. Solomon Limited to assist the Company in exploring strategic alternatives for the Company, including a possible sale, merger, other business combination, or restructuring involving the Company. The strategic alternatives being considered by the Company may result in the termination of the pension plan for its non-bargaining unit Employees. The Company's pension plan actuaries have determined that if the plan is terminated, the Company would be required to make an additional cash contribution to the plan totaling approximately $4.5 million at the time of the termination of the plan based upon the fair market value of the plan assets and interest rates in effect on September 30, 2002.

        If the Company is not able to reach agreement with its bank lenders on or before January 31, 2003, regarding a further amendment to its credit agreement and a related waiver of its default under the credit agreement, or the forebearance period is not further extended, the lenders will, following that date, be able to exercise any and all remedies they have under the credit agreement, including terminating their commitments under the revolving portion of the credit facility, accelerating all amounts due under the credit agreement, and foreclosing upon their collateral.

        Based on the events and circumstances described above, management has retained Peter J. Solomon Company Limited to assist the Company in exploring strategic alternatives for the Company, including a possible sale, merger, other business combination or restructuring involving the Company. The Company intends to consummate a sale of substantially all the assets of the Company and its subsidiaries by December 31, 2002 in one or more transactions, although there can be no assurance that the Company will be able to do so. The Company expects that the proceeds of any such transaction will be used to repay the Company's creditors and that it is unlikely that any such transaction will result in a dividend or other distribution to the Company's shareholders.

Item 9.    Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.

        None.

PART III

Item 10.    Director and Executive Officers of the Registrant.

        See Part I for Item 10 information regarding Executive Officers of the Registrant. The information with respect to the remaining portion of Item 10 is set forth in the Company's definitive proxy statement for its annual meeting of shareholders to be held on May 9, 2002 (the "Proxy Statement"), under the captions "Section 16(a) Beneficial Ownership Reporting Compliance" and "Election of Directors", and such information is incorporated herein by reference.

Item 11.    Executive Compensation.

        The information with respect to Item 11 is set forth in the Company's Proxy Statement, under the caption "Executive Compensation" (other than that set forth under the sub-captions "Report of the Audit Committee," "Stock Performance Graph" and "Compensation Committee Report on Executive Compensation"), and such information is incorporated herein by reference.

Item 12.    Security Ownership of Certain Beneficial Owners and Management.

        The information with respect to Item 12 is set forth in the Company's Proxy Statement, under the caption "Stock Ownership", and such information is incorporated herein by reference.

Item 13.    Certain Relationships and Related Transactions.

        The information with respect to Item 13 is set forth in the Company's Proxy Statement, in the Table and accompanying footnotes located under the caption "Employment Contracts and Other Agreements", and such information is incorporated herein by reference.

PART IV

Item 14.    Exhibits, Financial Statement Schedule and Reports on Form 8-K.

  (a)
  1.    Financial Statements:

      The information required by this item is included in Item 8 of this report.

    2.
    The following financial schedules for the years 2001, 2000, and 1999, are submitted herewith:

      Schedule II—Allowance for Doubtful Accounts and Reserve for Obsolete and Excess Inventory.

      All other schedules have been omitted because they are not applicable, or the required information is shown on the financial statements or the notes thereto.

  3.
  Exhibits:

        The following list sets forth the exhibits to this Form 10-K as required by Item 601 of Regulation S-K. Certain exhibits are filed herewith, while the balance are incorporated by this reference to documents previously filed with the Securities and Exchange Commission.

Number	Description
2.1	Plan of Reorganization (incorporated herein by reference to Exhibit A to ROHN's Form 10-Q for the quarter ended March 31, 1989).
3.1	Amended and Restated Certificate of Incorporation of ROHN dated July 21, 2000 (incorporated herein by reference to Exhibit 3.1 to ROHN's Form 10-Q for the fiscal quarter ended June 30, 2000).
3.2	Amended and Restated By-laws of ROHN (adopted March 10, 2000) (incorporated herein by reference to Exhibit 3.2 to ROHN's Form 10-K for the fiscal year ended December 31, 1999).
4.1
Credit agreement dated as of March 8, 2001, by and among ROHN Industries, Inc.; certain of its subsidiaries; LaSalle Bank, N.A., as administrative agent and joint lead arranger; National City Bank, as syndication agent and joint lead arranger; and the lenders listed therein (incorporated herein by reference to Exhibit (b)(1) to ROHN's Amendment No. 2 to Schedule TO filed on March 13, 2001).
4.2
Security Agreement dated as of March 8, 2001, among ROHN Industries, Inc.; certain of its subsidiaries; and LaSalle Bank, N.A., as administrative agent (incorporated herein by reference to Exhibit (b)(2) to ROHN's Amendment No. 2 to Schedule TO filed on March 13, 2001).
4.3
Pledge Agreement dated as of March 8, 2001, by ROHN Industries, Inc.; certain of its subsidiaries; and LaSalle Bank, N.A. as administrative agent (incorporated herein by reference to Exhibit (b)(3) to ROHN's Amendment No. 2 to Schedule TO filed on March 13, 2001).
4.4	First Amendment to Credit agreement, dated as of March 28, 2001 (incorporated herein by reference to Exhibit (b)(4) to ROHN's Amendment No. 6 to Schedule TO filed March 28, 2001).
4.5	Second Amendment and Forbearance to Credit Agreement, dated as of October 24, 2001 (incorporated herein by reference to Exhibit 99.1 to ROHN's Form 8-K filed on November 2, 2001).
4.6	Third Amendment and Forbearance to Credit Agreement, dated as of November 19, 2001 (incorporated herein by reference to Exhibit 99.1 to ROHN's Form 8-K filed on November 20, 2001).
4.7	Fourth Amendment and Waiver to Credit Agreement, dated as of January 8, 2002 (incorporated herein by reference to Exhibit 99.3 to ROHN's Form 8-K filed on January 11, 2002).
4.8	Side Letter, dated January 10, 2002 (incorporated herein by reference to Exhibit 99.4 to ROHN's Form 8-K filed on January 11, 2002).
10.1*	UNR Industries, Inc. 1992 Restricted Stock Plan (incorporated herein by reference to Exhibit 10 to ROHN's Form 10-K for the fiscal year ended December 31, 1992).
10.2*
Employment Agreement between the Company and David G. Brinker, effective April 10, 2000 (incorporated herein by reference to Exhibit 10.2 to ROHN's Form 10-K for the fiscal year ended December 31, 2000).
10.3*	UNR Industries, Inc. 1994 Executive Stock Purchase Plan (incorporated herein by reference to Exhibit B to ROHN's Proxy Statement, dated October 11, 1994).

10.4*
Change of Control Agreement between the Company and James R. Cote, dated November 30, 1996 (incorporated herein by reference to Exhibit 10.1(a) to ROHN's Form 10-K for the fiscal year ended December 31, 1998).
10.5*	Employment Agreement between the Company and James R. Cote, effective April 7, 2000 (incorporated by reference herein to ROHN's Form 10-Q for the fiscal quarter ended March 31, 2000).
10.6
Stock Purchase Agreement dated as of March 6, 2001, between ROHN Industries, Inc. and the UNR Asbestos-Disease Claims Trust (incorporated herein by reference to Exhibit (d)(1) to ROHN's Amendment No. 2 to Schedule TO filed on March 13, 2001).
10.7*
Employment Agreement between the Company and Brian B. Pemberton, effective November 11, 1999 (incorporated herein by reference to Exhibit 10.7 to ROHN's Form 10-K for fiscal year ended December 31, 1999).
10.8*
Amended and Restated ROHN Industries, Inc. 1994 Non-employee Director Stock Ownership Plan, as amended March 27, 2000 (incorporated herein by reference to Annex A to ROHN's Proxy Statement dated April 10, 2000.)
10.9*	ROHN Industries, Inc. 1999 Stock Option Plan, as amended November 11, 1999 (incorporated herein by reference to Exhibit 10.9 to ROHN's Form 10-K for fiscal year ended December 31, 1999).
10.10*
UNR Industries, Inc. Supplemental Executive Retirement Plan effective as of January 1, 1993 (incorporated herein by reference to Exhibit 10 to ROHN's Form 10-K for the fiscal year ended December 31, 1993).
10.11*
Form of Indemnification Agreement, between ROHN Industries, Inc. and each of its directors and officers (incorporated herein by reference to Exhibit 10.11 to ROHN's 10-K for fiscal year ended December 31, 2000).
10.12*	UNR Industries, Inc. Key Executives' Stock Option Plan, as amended May 6, 1993 (incorporated herein by reference to Exhibit 10.12 to ROHN's Form 10-K for fiscal year ended December 31, 1999).
10.13
Statewide Radio System Site Development Agreement between The Governor's Office of Administration, Commonwealth of Pennsylvania and the Company, dated November 23, 1999 (incorporated herein by reference to Exhibit 10.13 to ROHN's Form 10-K for fiscal year ended December 31, 1999).
10.14*	Employment Agreement between the Company and James F. Hurley, effective June 8, 2000 (incorporated by reference herein to ROHN's Form 10-Q for the fiscal quarter ended June 30, 2000).
10.15*
Amended and Restated ROHN Industries, Inc. 1994 nonemployee Director Stock Ownership Plan (incorporated herein by reference to Exhibit A to the Company's Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2000).
10.16*	Employment Agreement between the Company and Horace Ward, effective December 12, 2000 (incorporated herein by reference to Exhibit 10.16 to ROHN's Form 10-K for fiscal year ended December 31, 2000).

10.17
Contract Amendment No. 7, effective March 20, 2001, to the Statewide Radio System Site Development Agreement between the Governor's Office of Administration, Commonwealth of Pennsylvania and the Company (incorporated herein by reference to Exhibit 10.17 to ROHN's Form 10-K/A for fiscal year ended December 31, 2000).
10.18
Contract Amendment No. 1, effective February 25, 2000, to the Statewide Radio System Site Development Agreement between the Governor's Office of Administration, Commonwealth of Pennsylvania and the Company (incorporated herein by reference to Exhibit 10.18 to ROHN's Form 10-K/A for fiscal year ended December 31, 2000).
10.19
Contract Amendment No. 2, effective February 25, 2000, to the Statewide Radio System Site Development Agreement between the Governor's Office of Administration, Commonwealth of Pennsylvania and the Company (incorporated herein by reference to Exhibit 10.19 to ROHN's Form 10-K/A for fiscal year ended December 31, 2000).
10.20
Contract Amendment No. 3, effective April 8, 2000, to the Statewide Radio System Site Development Agreement between the Governor's Office of Administration, Commonwealth of Pennsylvania and the Company (incorporated herein by reference to Exhibit 10.20 to ROHN's Form 10-K/A for fiscal year ended December 31, 2000).
10.21
Contract Amendment No. 4, effective May 10, 2000, to the Statewide Radio System Site Development Agreement between the Governor's Office of Administration, Commonwealth of Pennsylvania and the Company (incorporated herein by reference to Exhibit 10.21 to ROHN's Form 10-K/A for fiscal year ended December 31, 2000).
10.22
Contract Amendment No. 5, effective July 24, 2000, to the Statewide Radio System Site Development Agreement between the Governor's Office of Administration, Commonwealth of Pennsylvania and the Company (incorporated herein by reference to Exhibit 10.22 to ROHN's Form 10-K/A for fiscal year ended December 31, 2000).
10.23
Contract Amendment No. 6, effective September 22, 2000, to the Statewide Radio System Site Development Agreement between the Governor's Office of Administration, Commonwealth of Pennsylvania and the Company (incorporated herein by reference to Exhibit 10.23 to ROHN's Form 10-K/A for fiscal year ended December 31, 2000).
11.1	Computation can be determined from this report.
21.1	List of Subsidiaries.
23.1	Consent of PricewaterhouseCoopers LLP.
23.2	Consent of Arthur Andersen LLP
99.1	Cautionary statement regarding risks and uncertainties relating to our forward-looking statements.
99.2	Certification of Chief Executive Officer.
99.3	Certification of Chief Financial Officer.

        Exhibits marked with an "*" indicate the exhibit is a management contract or compensatory plan or arrangement.

  (b)
  Reports on Form 8-K

    On October 18, 2001 the Company filed a report on Form 8-K, reporting under Items 5 and 7. The Form 8-K also included as an exhibit a press release issued October 17, 2001 related to it third quarter results.

    On November 2, 2001 the Company filed a report on Form 8-K, reporting under Item 7. The Form 8-K included as an exhibit a Forbearance Agreement, dated as of October 24, 2001, by and among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank, N.A., as administrative agent, National City Bank, as syndication agent, and the lenders listed therein.

    On November 19, 2001 the Company filed a report on Form 8-K, reporting under Items 5 and 7. The Form 8-K also included as exhibits press releases issued November 14, 2001 and November 19, 2001 related to the replacement of its Chief Financial Officer.

    On November 20, 2001 the Company filed a report on Form 8-K, reporting under Item 7. The Form 8-K included as an exhibit a Forbearance Agreement, dated as of November 19, 2001, by and among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank, N.A., as administrative agent, National City Bank, as syndication agent, and the lenders listed therein.

  (c)
  Exhibits—See section (a) above.

  (d)
  None.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

December 10, 2002	/s/ HORACE WARD Horace Ward Chief Executive Officer, President, Secretary & Director
December 10, 2002	/s/ STEPHEN E. GORMAN Stephen E. Gorman Director
December 10, 2002	/s/ JORDAN RODERICK Jordan Roderick Director
December 10, 2002	/s/ ALAN SCHWARTZ Alan Schwartz Director
December 10, 2002	/s/ ALAN R. DIX Alan R. Dix Vice President, Chief Financial Officer, and Secretary
December 10, 2002	/s/ JEFF JABLONSKI Jeff Jablonski Treasurer, Director of Taxation, Principal Accounting Officer

CERTIFICATIONS

        I, Horace Ward, certify that:

        1.    I have reviewed this amended annual report on Form 10-K/A of ROHN Industries, Inc.;

        2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

        3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Date:    December 10, 2002

/s/ HORACE WARD Horace Ward Chief Executive Officer

        I, Alan R. Dix, certify that:

        1.    I have reviewed this amended annual report on Form 10-K/A of ROHN Industries, Inc.;

        2.    Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this annual report;

        3.    Based on my knowledge, the financial statements, and other financial information included in this annual report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this annual report.

Date:    December 10, 2002

/s/ ALAN R. DIX Alan R. Dix Chief Financial Officer

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS ON SUPPLEMENTAL SCHEDULE

To the Stockholders and Board of Directors of ROHN Industries, Inc.:

        We have audited in accordance with auditing standards generally accepted in the United States, the consolidated financial statements of ROHN Industries, Inc. and subsidiaries as of December 31, 1999, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended, included in this Form 10-K, and have issued our report thereon dated February 16, 2000. Our audit was made for the purpose of forming an opinion on the basic consolidated financial statements taken as a whole. The supplemental Allowance for Doubtful Accounts Schedule Included in Part IV, Item 14(d) is the responsibility of the Company's management and is presented for purposes of complying with the Securities and Exchange Commission's rules and is not part of the basic consolidated financial statements. This schedule has been subjected to the auditing procedures applied in the audit of the basic consolidated financial statements as of December 31, 1999, and the related consolidated statements of income, stockholders' equity and cash flows for the year then ended, and, in our opinion, fairly states in all material respects the financial data required to be set forth therein in relation to the basic consolidated financial statements taken as a whole.

Arthur Andersen LLP
Chicago, Illinois
February 16, 2000

Schedule II

Allowance for Doubtful Accounts (In Thousands)

        Changes in the allowance for doubtful accounts for the three years ended December 31 are as follows:

	2001	2000	1999
Balance—beginning of year	$1,710	$1,246	$1,200
Add (deduct)
—Provision charged to income	2,142	823	245
—Bad debts written-off	(681)	(784)	(543)
—Recoveries and other	1	425	344

Balance—end of year	$3,172	$1,710	$1,246

Reserve for Obsolete and Excess Inventory (In Thousands)

        Changes in the reserve for obsolete and excess inventory account for the three years ended December 31 are as follows:

	2001	2000
Balance—beginning of year	$1,596	$2,244
Add (deduct)
—Provision charged to income	2,746	401
—Inventory disposals	(256)	(1,049)

Balance—end of year	$4,086	$1,596

APPENDIX D

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 10-Q

☐ QUARTERLY REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE QUARTERLY PERIOD ENDED SEPTEMBER 30, 2002
OR
☐ TRANSITION REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
FOR THE TRANSITION PERIOD FROM TO

COMMISSION FILE NUMBER 1-8009

ROHN INDUSTRIES, INC.
(Delaware)

6718 West Plank Road
Peoria, Illinois 61604

IRS Employer Identification Number 36-3060977

TELEPHONE NUMBER (309) 697-4400

        Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days.

Yes ☒ No ☐

Shares Outstanding as of November 12, 2002
Common Stock $.01 par value	40,888,814

PART I—FINANCIAL INFORMATION

ITEM 1. FINANCIAL STATEMENTS

ROHN Industries, Inc. and Subsidiaries

Consolidated Statements of Income

(Dollars in thousands, except for per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	September 30, 2002	September 30, 2001	September 30, 2002	September 30, 2001
Net sales	$25,843	$53,407	$87,048	$197,203
Cost of products sold	25,893	44,805	83,350	158,769

Gross profit	(50)	8,602	3,698	38,434
Operating expenses:
Selling expenses	2,996	2,707	5,737	7,939
General and administrative expenses	2,890	2,977	10,044	11,368

Operating (loss)/income	(5,936)	2,918	(12,083)	19,127
Interest expense	852	1,233	2,527	2,551
Interest income	72	112	118	542
Other Income	170	—	170	—

(Loss)/income before income taxes and extraordinary item	(6,546)	1,797	(14,322)	17,118

Income tax (benefit)/provision	(2,521)	655	(5,514)	6,554

(Loss)/income before extraordinary item	(4,025)	1,142	(8,808)	10,564
Extraordinary charge from early extinguishment of debt, net of income tax benefit of $841	—	—	—	1,344

Net (loss)/income	(4,025)	1,142	(8,808)	9,220

Earnings per share
Basic:
(Loss)/income before extraordinary item	$(0.10)	$.03	$(0.21)	$.23
Extraordinary charge from early extinguishment of debt, net of income tax benefit	—	—	—	.03

Net (loss)/income	$(0.10)	.03	$(0.21)	.20

Diluted:
(Loss)/income before extraordinary item	$(0.10)	.03	$(0.21)	.23
Extraordinary charge from early extinguishment of debt, net of income tax benefit	—	—	—	.03

Net (loss)/income	$(0.10)	$.03	$(0.21)	$.20

Weighted average number of shares outstanding:
Basic	41,230	40,896	41,103	45,635

Diluted	41,310	41,428	41,188	46,181

The accompanying notes are an integral part of these statements.

ROHN INDUSTRIES, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30, 2002	December 31, 2001
	(unaudited)
ASSETS
Current Assets:
Cash and cash equivalents	$370	$1,711
Accounts, notes and other receivables, less allowance for doubtful accounts of $4,034 in 2002 and $3,172 in 2001	22,709	39,006
Inventories	22,665	31,579
Prepaid Income Taxes	5,506	2,835
Current deferred income taxes	5,786	5,370
Prepaid expenses	1,370	1,087

Total Current Assets	58,406	81,588

Plant and equipment, net	40,003	43,118
Other assets	4,736	5,326
Long term assets of discontinued operations	2,086	2,086

Total Assets	$105,231	$132,118

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long-term liabilities	$37,415	$6,000
Accounts payable	12,840	12,911
Accrued liabilities and other	8,354	12,251
Deferred revenue	606	2,074
Liabilities of discontinued operations	119	168

Total Current Liabilities	$59,334	$33,404

Long-Term Debt and other obligations	—	44,320
Nonpension post retirement benefits	4,353	3,854

Total Liabilities	$63,687	$81,578

Stockholders' Equity:
Common Stock, $0.01 par value—80,000 shares authorized—40,889 and 40,799 shares issued and outstanding in 2002 and 2001	412	412
Capital Surplus	13,920	13,731
Retained earnings	31,198	40,249
Accumulated other comprehensive loss	(1,483)	(976)
Less—Treasury stock, 380 and 430 shares in 2002 and 2001, at cost	(2,384)	(2,691)
—Unearned portion of restricted stock	(119)	(185)

Total Stockholders' Equity	$41,544	$50,540

Total Liabilities and Stockholders' Equity	$105,231	$132,118

The accompanying notes are an integral part of these statements

ROHN INDUSTRIES, INC.

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

(in thousands)

(unaudited)

Statement of Changes in Stockholder's Equity
September 30, 2002

	Common Stock
					Treasury Stock			Accumulated Other Comprehensive Items
	Shares Issued		Paid In Capital	Retained Earnings			Restricted Stock		Total Stockholder's Equity
		Amount			Shares	Amount
Balance as of December 31, 2001	41,229	412	13,731	40,249	(430)	(2,691)	(185)	(976)	50,540
Comprehensive gain/(loss):
Net (loss)				(8,808)					(8,808)
Gain/(loss) on derivative instrument, net of tax benefit of $44,734								(71)	(71)
Gain/(loss) on exchange rate fluctuation for the Mexico entity net of tax benefit of $273,081								(436)	(436)

Net Gain/(loss)		0	0	(8,808)		0	0	(507)	(9,315)
Treasury Shares Repurchases
Fees Paid in Treasury Share Repurchase
Issuance of Restricted Stock	40		23				(23)
Amortization of Restricted Shares							89		89
Retirement of Stock
Cash Dividends
Restricted Stock Cancelled
Director's Stock Plan			157						157
Stock Options Exercised				(243)	50	307			64
Stock Options Tax Benefit			9						9

Balance as of September 30, 2002	41,269	412	13,920	31,198	(380)	(2,384)	(119)	(1,483)	41,544

Statement of Changes in Stockholder's Equity
September 30, 2001

	Common Stock
					Treasury Stock			Accumulated Other Comprehensive Items
	Shares Issued		Paid In Capital	Retained Earnings			Restricted Stock		Total Stockholder's Equity
		Amount			Shares	Amount
Balance as of December 31, 2000	53,412	534	13,180	93,998	(596)	(3,659)	(362)		103,691
Comprehensive gain/(loss):
Net income				9,220					9,220
Gain/(loss) on derivative instrument, net of tax benefit of $418,173								(668)	(668)

Net Gain/(loss)				9,220				(668)	8,552
Treasury Shares Repurchases					(12,222)	(50,416)			(50,416)
Fees Paid in Treasury Share Repurchase				(15)		(1,220)			(1,235)
Issuance of Restricted Stock	40		138				(138)		—
Amortization of Restricted Shares							234		234
Retirement of Stock	(12,222)	(122)		(51,514)	12,222	51,636			—
Cash Dividends									—
Restricted Stock Cancelled									—
Director's Stock Plan			286						286
Stock Options Exercised	6		15	(608)	166	968			375
Stock Options Tax Benefit			217						217

Balance as of September 30, 2001	41,236	412	13,836	51,081	(430)	(2,691)	(266)	(668)	61,704

The accompanying notes are an integral part of these statements

ROHN INDUSTRIES, INC AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

dollars in thousands)

(unaudited)

	Nine Months Ended
	September 30 2002	September 30 2001
Cash Flows from Operating Activities:
Net (loss)/income	$(8,808)	$9,220
Adjustments for non-cash items included in net income:
Depreciation and amortization	4,193	3,511
Restricted stock earned	89	234
Provision for doubtful accounts	1,711	1,088
Provision for excess and obsolete inventory	—	28
Extraordinary charge from early extinguishment of debt	—	1,344
Non-pension post retirement benefits	499	585
Other non-cash items	57	217
Increase and decrease in operating requirements:
Accounts receivable	14,586	1,275
Inventories	8,914	6,843
Prepaid income taxes	(2,671)	—
Prepaid expenses	(126)	(154)
Deferred income taxes	(98)	(792)
Deferred revenue	(1,468)	(1,194)
Accounts payable	121	(9,541)
Accrued liabilities and Other	(4,723)	(2,632)
Net discontinued operations	(49)	(1,135)
Other	7	33

Net cash provided by operating activities	$12,234	$8,930
Cash Flows from Investing Activities:
Purchase of plant and equipment, net of proceeds	(258)	(13,004)
Capitalized software	(92)	(882)
Other	—	—

Net cash used in investing activities	$(350)	$(13,886)
Cash Flows from Financing Activities:
Repayment of term loan/long term debt	(4,000)	(5,922)
Net repayment of revolver debt	(8,905)	—
Early extinguishment of debt	—	(10,911)
Capitalized tender offer transaction costs	—	(1,035)
Proceeds from issuance of debt, net of issuance costs	—	59,642
Purchase of treasury shares	—	(50,416)
Capitalized bank fees	(193)	—
Decrease in bank overdrafts	(192)	—
Issuance of common stock, including treasury shares reissued	65	375

Net cash used in financing activities	$(13,225)	$(8,267)

Net (decrease) in cash and cash equivalents	(1,341)	(13,223)
Cash and cash equivalents, beginning of period	1,711	19,081

Cash and cash equivalents, end of period	$370	$5,858

Supplemental disclosures of cash flow information:
Cash paid during the first nine months for:
Interest	$2,277	$1,953
Income taxes	$208	$6,004

The accompanying notes are an integral part of these statements.

ROHN Industries, Inc. and Subsidiaries

Notes to Unaudited Consolidated Financial Statements

(1) Basis of Reporting for Interim Financial Statements

        The Company, pursuant to the rules and regulations of the Securities and Exchange Commission, has prepared the unaudited financial statements included herein. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations, although the Company believes that the disclosures are adequate to make the information presented not misleading. It is suggested that these financial statements be read in conjunction with the financial statements and notes thereto included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

        The financial statements presented herewith reflect all adjustments (consisting of only normal and recurring adjustments) which, in the opinion of management, are necessary for a fair presentation of the results of operations for the three-month and nine-month periods ended September 30, 2002 and 2001. The results of operations for interim periods are not necessarily indicative of results to be expected for an entire year.

        Certain reclassifications have been made to prior year amounts to conform to the current year presentation. This included reclassifying professional services expenses in the Construction Services segment for the Commonwealth of Pennsylvania project from SG&A expenses to cost of sales. The expenses are for third party outside services to provide on site management of the project and are direct expenses associated with the project. The financial impact of the reclassification is detailed in Item 2, Management's Discussion and Analysis of Financial Condition and Results of Operations.

(2) Revenue Recognition

        The Company's products are manufactured according to stringent customer specifications and engineering design, and are available for immediate delivery according to the schedule requested by the customer. Revenue is generally recognized when product is shipped. From time to time, the Company's customers request the Company to retain possession of products they have ordered due to construction delays caused by weather, zoning approvals and other circumstances. In these situations the Company recognizes revenue for its Tower Structures segment and Equipment Enclosures segment prior to the time a product is shipped if each of the following conditions is met:

  1.
  The risks of ownership have passed to the customer;

  2.
  The customer has a fixed commitment to purchase the goods;

  3.
  The customer, not the Company, has requested that the shipment of the product be delayed and that the transaction be on a bill and hold basis;

  4.
  There is a fixed schedule for delivery of the product;

  5.
  The Company has not retained any specific performance obligations with respect to the product such that the earnings process is not complete;

  6.
  The ordered product has been segregated from the Company's inventory and is not subject to being used to fill other orders;

  7.
  The product is complete and ready for shipment; and

  8.
  The customer agrees to pay for the goods under the Company's standard credit terms.

        Because the erection and installation of towers and equipment enclosures are generally of such short duration and do not span multiple reporting periods, the Construction Services segment has historically recognized revenue using the completed contract method of accounting. Under this method of accounting, costs for a project are capitalized into inventory until the project is complete, at which time the revenue and corresponding costs on the project are then recognized. With the Company's entry into the tall tower market, the Company adopted the percentage of completion method of accounting for its Construction Services segment for installation and construction projects that span multiple reporting periods. During 2001, the percentage of completion method was utilized on the Central Missouri State University 2,000 foot tall tower project. For the Commonwealth of Pennsylvania project the Company uses a percentage of completion method for revenue recognition. Each site for the project has a number of milestones including engineering, materials, and construction. Revenue, and the associated costs, is recognized upon the completion of each milestone for each site.

        The Equipment Enclosures segment also produces "multi-wide" enclosures. Multi-wide enclosures require a significant installation process at the site. In this situation revenue is recognized on the percentage of completion method with each site considered a separate earnings process. The revenue associated with the manufacture of the modules is recognized when the enclosure modules have been manufactured, are available for shipment and the title and risk of loss have passed to the customer. Revenue recognized in the Equipment Enclosure segment for "multi-wide" enclosures using the percentage of completion method was $0.5 million in the third quarter of 2001. There was no revenue recognized under the percentage of completion method in the third quarter 2002. The revenue associated with the installation is recognized when the enclosure installation is complete and the site has been accepted by the customer. Gross margin is recognized proportionately with the revenue based on the estimated average gross margin percentage of the total site (manufacture and installation).

(3) Principles of Consolidation

        The financial statements include the consolidated accounts of ROHN Industries, Inc. and its subsidiaries ("ROHN" or the "Company"). All significant inter-company transactions have been eliminated in consolidation.

(4) Net Income Per Share

        Basic earnings per share were computed by dividing net income by the weighted average number of shares outstanding during each period. Diluted earnings per share were calculated by including the effect of all dilutive securities. For the nine months ended September 30, 2002 and 2001, the number of potentially dilutive securities, including stock options and unvested restricted stock, was 85,000 and 547,000, respectively. For the three months ended September 30, 2002 and 2001, the number of potentially dilutive securities, including stock options and unvested restricted stock, was 80,000 and 532,000, respectively. The Company had outstanding stock options as of September 30, 2002 and 2001 of 3,152,000 and 2,358,000, respectively, which were not included in the computation of diluted earnings per share because the options' exercise price was greater than the average market price of the common shares.

(5) Inventories

        Inventories are stated at the lower of cost or market. Cost is determined using the first-in, first-out (FIFO) method. Inventory costs include material, labor and factory overhead.

	Total Inventories (In thousands)
	September 30, 2002	December 31, 2001
	(unaudited)
Finished goods	$13,942	$19,689
Work-in-process	4,281	5,874
Raw materials	4,442	6,016

Total Inventories	$22,665	$31,579

(6) New Accounting Standards

        In October 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144 (FAS 144), "Accounting for the Impairment or Disposal of Long-Lived Assets." This statement establishes a single accounting model for the impairment or disposal of long-lived assets. As required by FAS 144, the Company adopted this new accounting standard as of January 1, 2002. The adoption of FAS 144 did not have a material impact on the financial statements.

(7) Business Segment Information

        The Company operates in three business segments: Tower Structures, Equipment Enclosures and Construction Services. The segments are managed as strategic business units due to their distinct processes and potential end-user application. The Tower Structures segment includes manufacturing plants in Peoria, Illinois and Frankfort, Indiana, as well as a world-wide sales, marketing and distribution effort. The Equipment Enclosures segment includes manufacturing plants in Bessemer, Alabama and Casa Grande, Arizona (the Casa Grande facility was idled at the end of 2001) and has a sales, marketing and distribution effort separate from the Towers Structures segment's sales and marketing resources. In October 2002, the Company announced its intention to close the Bessemer, Alabama facility and exit the Equipment Enclosures business by the end of 2002. On November 11, 2002, the Company announced it had entered into an agreement to sell the Casa Grande facility where it had previously manufactured equipment enclosures (see Note 12—Subsequent Events). The Construction Services segment is located in Peoria, Illinois and Mexico City, Mexico, and shares a sales and marketing effort with both the Tower Structures segment and the Equipment Enclosures segment. In the second quarter of 2002, the Company transferred the turn-key construction portion of its operations in Mexico to a third party wireless services firm. The Company's operations in Mexico continue to focus on the sale and erection of towers.

        Accounting policies for measuring segment assets and earnings before interest and taxes are substantially consistent with those followed by the Company. The Company evaluates segment performance based on earnings before interest and taxes. Inter-segment transactions are recorded at prices negotiated between segments.

For the three months ended September 30, (Dollars in thousands)	Tower Structures	Equipment Enclosures	Construction Services	Inter Segment Sales(1)	Total
2002
Net sales	$11,077	$6,562	$9,616	$(1,412)	$25,843
Operating (loss)/income	(6,790)	(355)	1,209		(5,936)
Depreciation and amortization	1,173	218	(3)		1,388
Capital expenditures(2)	0	0	0		0
Segment assets at September 30, 2002	$86,230	$10,850	$9,401	$(1,250)	$105,231
2001
Net sales	$22,692	$20,887	$14,786	$(4,958)	$53,407
Operating income	641	1,616	661		2,918
Depreciation and amortization	886	348	21		1,255
Capital expenditures(2)	1,446	174	48		1,668
Segment assets at December 31, 2001	$107,245	$15,397	$10,976	$(1,500)	$132,118
For the nine months ended September 30, (Dollars in thousands)	Tower Structures	Equipment Enclosures	Construction Services	Inter Segment Sales(1)	Total
2002
Net sales	$39,209	$19,725	$34,361	$(6,247)	$87,048
Operating (loss)/income	(13,811)	(1,231)	2,709	250	(12,083)
Depreciation and amortization	3,348	665	180		4,193
Capital expenditures(2)	350	0	0		350
Segment assets at September 30, 2002	$86,230	$10,850	$9,401	$(1,250)	$105,231
2001
Net sales	$71,874	$94,595	$45,201	$(14,467)	$197,203
Operating income	3,652	11,722	3,753		19,127
Depreciation and amortization	2,563	900	48		3,511
Capital expenditures(2)	7,937	4,907	160		13,004
Segment assets at December 31, 2001	$107,245	$15,397	$10,976	$(1,500)	$132,118

(1)
For purposes of the M,D&A discussion and customer segment revenue discussion, inter-segment sales are netted against gross construction revenue to arrive at construction services revenue.

(2)
Net of asset dispositions and retirements.

(8) Debt

        On March 8, 2001, the Company entered into a credit facility. The credit facility initially provided for a revolving facility of up to $20 million. Upon the completion of the Company's self-tender offer on April 17, 2001, the credit facility provided for aggregate borrowings of $75 million and consisted of (1) a revolving credit facility of $45 million and (2) a term loan of $30 million. The full availability of the revolving credit facility and the availability and advance of funds under the term loan of the credit facility, which the Company used to purchase shares in the self-tender offer, were conditioned upon the concurrent completion of the offer, and, after giving effect to the Company's purchase of shares in the offer and from the UNR Asbestos Disease Claims Trust (the "Trust"), the Company having cash and borrowing availability under its revolving credit facility totaling at least $15 million. Commitments to lend under the term loan were to terminate on May 8, 2001, if the initial borrowing under that loan had not then occurred. The maximum amount the Company was allowed to borrow under the credit facility for the purchase of shares in the self-tender offer and in the related purchase from the Trust was $55 million. The Company borrowed $61.25 million of the total $75.0 million aggregate availability under the credit facility as of the second quarter 2001. As of September 30, 2002 the total outstanding debt under the credit facility was $37.4 million, a reduction of $23.9 million. Bank fees associated with the initial credit facility totaled $1.6 million. The bank fees associated with the amended credit agreement totaled $0.2 million. The fees were included in Other Assets and are being amortized over the duration of the credit agreement. The unamortized balance included in Other Assets at September 30, 2002 was $0.8 million.

        At the end of the third quarter 2001, the Company was not in compliance with certain financial covenants in its credit agreement. Two forbearance agreements were signed with the bank group during the fourth quarter. On January 10, 2002, all parties approved an amendment to the credit agreement. By April 2002, the Company realized that as of April 30, 2002, it would not be in compliance with its covenant related to minimum EBITDA. Consequently, in April 2002, the Company entered into a forbearance agreement with its bank group pursuant to which the bank lenders agreed to forbear until May 31, 2002, from enforcing any remedies as a result of the Company's failure to comply with such financial covenants. In May 2002 this forbearance agreement was extended until June 30, 2002. On June 7, 2002, all parties approved an amendment to the credit agreement which reduced the revolving credit facility to $25 million. On June 30, 2002, all parties approved an additional amendment to the credit agreement which further reduced the revolving credit facility to $23 million and modified the definition of the borrowing base to provide the Company with up to $1.5 million of additional borrowing capacity. On June 30, 2002, the parties also entered into a new forbearance agreement under which the lenders agreed to forbear until August 31, 2002 from enforcing any remedies under the credit facility related to a breach of the EBITDA covenant and other financial covenants. On August 30, 2002 the parties entered into an amendment to the credit agreement and amendment to the forbearance agreement under which the lenders agreed to extend this forbearance period until October 31, 2002. On October 30, 2002 the parties agreed to further extend the forbearance period under the current forbearance agreement until November 8, 2002. On November 6, 2002 the parties entered into an amendment to the credit agreement and forbearance agreement, under which the lenders agreed to extend the forbearance period until January 31, 2003. The amendment and forbearance fee was $500,000 payable in two installments. The first payment of $125,000 was due upon signing the amendment. The second payment of $375,000 will be due on December 31, 2002. The second payment of the fee will be waived if the aggregate amount of the revolver loan and the term loan does not exceed $23.5 million on December 31, 2002.

        The terms of the credit agreement summarized below reflect the modifications made by the January 2002, June 2002, August 2002 and November 2002 amendments.

        Availability.    Availability under the credit facility is subject to various conditions typical of syndicated loans and a borrowing base formula, which provides for advance rates of an amount equal to (i) 85% of eligible accounts receivable plus (ii) 50% of eligible inventory (provided that the advances for eligible inventory may not exceed $10,000,000 for the period through and including November 29, 2002, $9,500,000 for the period commencing on November 30, 2002 through and including December 30, 2002, and $7,500,000 for the period commencing on December 31, 2002 and continuing thereafter) plus (iii) an over advance amount determined as follows: $2.75 million for the period November 1, 2002 through November 30, 2002, $3.5 million for the period December 1, 2002 through December 30, 2002, $2.5 million for the period December 31, 2002 through January 15, 2003, and $2.0 million for the period January 16, 2003 through January 31, 2003. These advance rates are subject to change by the administrative agent in its reasonable discretion under certain circumstances. Borrowings under the revolving credit facility are available on a fully revolving basis and may be used for general corporate purposes. Even though there was $2.9 million in availability under the revolving facility, not including the $1.5 million over advance availability provided for under the borrowing base formula, as of September 30, 2002, the Company's lenders may assert that the Company is unable to borrow under that facility under the terms of the credit agreement by reducing advances against eligible accounts receivable or eligible inventory based on the results of a field audit, if all of the conditions for an advance or further loans are not satisfied, or if an event of default exists. The Company's revolving loan commitment amount is $21.5 million for the period through November 15, 2002, and reduces to $20.0 million for the period November 16, 2002, through December 15, 2002, to $18.0 million for the period December 16, 2002, through December 30, 2002, and to $16.0 million for the period December 31, 2002 through January 31, 2003. Under the revolving loan commitment, the Company may request the issuance of letters of credit in the amount not to exceed $5.0 million for all letters of credit and $1.25 million for letters of credit solely for bonding purposes.

        Interest.    Borrowings under the credit facility bear interest payable quarterly, at a rate per annum equal, at the Company's option, to either (1) the higher of (a) the current prime rate as offered by LaSalle Bank, N.A. or (b) 1/2 of 1% per annum above the federal funds rate plus, in either case, an applicable margin or (2) a LIBOR rate plus an applicable margin. During the current forbearance period, the applicable margin is 4.00% for Eurodollar rate loans and 1.75% for base rate loans. Borrowings under the revolving credit facility which are in excess of the amounts which may be advanced for eligible accounts receivable and eligible inventory bear interest at a rate per annum equal to the applicable margin for base rate loans plus 3%.

        Maturity and Amortization.    Loans under the term loan and the revolving credit facility mature on June 30, 2003. Scheduled repayments of the term loan consist of a payment of $1.5 million on December 2, 2002, a payment of $2.0 million on January 2, 2003, monthly installments of $500,000 on the first day of the month commencing in February 2003 with the remaining unpaid balance of the term loan $11.0 million due on June 30, 2003.

        Commitment Reductions and Repayments.    Subject to some exceptions, the Company is required to make mandatory prepayments in connection with receipt of proceeds of various insurance awards, asset sales, or equity sale proceeds and debt issuance proceeds. In addition, all cash on deposit in the Company's bank accounts is now "swept" by the banks on a daily basis and the net is applied to reduce the outstanding amounts under the revolving portion of the credit facility.

        Security and Guarantees.    The obligations under the credit agreement are secured by a first priority security interest in substantially all of the Company's assets and are guaranteed by each of its direct and indirect domestic subsidiaries.

        Covenants.    The credit agreement contains customary restrictive covenants, which, among other things and with exceptions, limit the Company's ability to incur additional indebtedness and liens, enter into transactions with affiliates, make acquisitions, pay dividends, redeem or repurchase capital stock, consolidate, merge or effect asset sales, make capital expenditures, make investments, loans or prepayments or change the nature of the Company's business.

        The Company's credit agreement amendment entered into on November 6, 2002, added additional covenants including a covenant for cumulative sales to be not less than $13.2 million for the two month period ending November 30, 2002, and to be not less than $18.1 million for the three month period ending December 31, 2002; a covenant for cumulative collections to be not less than $17.1 million for the two month period ending November 30, 2002, and to be not less than $25.8 million for the three month period ending December 31, 2002; and a covenant for cumulative loan disbursements not to exceed $16.9 million for the two month period ended November 30, 2002, and not to exceed $23.1 million for the three month period ended December 31, 2002.

        The Company is also required to satisfy certain financial ratios and comply with financial tests, including a maximum ratio of total debt to EBITDA, a minimum fixed charge coverage ratio, a maximum ratio of the book value of non-guarantor subsidiaries to the consolidated book value of the Company, a minimum EBITDA test and a minimum net worth test.

        The Company's fixed charge coverage ratio covenant provides that the Company's ratio of EBITDA to fixed charges may not be less than 0.35 to 1.00 as of the end of the fiscal quarter ended March 31, 2002, 0.75 to 1.00 as of the end of the two consecutive fiscal quarters ended June 30, 2002, 0.85 to 1.00 as of the end of the three consecutive fiscal quarters ended September 30, 2002, 0.90 to 1.00 as of the end of the twelve month period ended December 31, 2002 and 1.00 to 1.00 as of the end of the twelve month period ended March 31, 2003. Fixed charges includes amounts paid by the Company for interest expense, capital leases, principal debt repayments, capital expenditures, taxes paid and dividends paid. The Company's EBITDA to fixed charges ratio at the end of the third quarter as calculated for purposes of this covenant was a negative value and was not in compliance with the covenant.

        The Company's net worth covenant provides that the Company's net worth may not at any time be less than $78.4 million less the reduction to shareholders equity of the Company directly resulting from the purchase of shares in the dutch-auction plus the fees associated with the repurchase of shares in the dutch-auction and the associated credit agreement plus 75% of the Company's consolidated net income for that fiscal quarter (if the Company had positive net income during that quarter). This net worth covenant required a minimum net worth as of September 30, 2002 of $49.1 million. The Company's net worth as of that date, as calculated for purposes of this covenant, was $41.5 million, which was not in compliance with the covenant.

        The Company's Total Debt to EBITDA Ratio provides that the Company's ratio of EBITDA to the aggregate outstanding principal amount of all debt of the Company and its subsidiaries may not be greater than 3.25 to 1.00 for the four consecutive fiscal quarters ended March 31, 2002, greater than 6.70 to 1.00 for the four consecutive fiscal quarters ended June 30, 2002, 6.60 to 1.00 for the four consecutive fiscal quarters ended September 30, 2002, 3.45 to 1.00 for the four consecutive fiscal quarters ended December 31, 2002, and 3.00 to 1.00 for the four consecutive fiscal quarters ended March 31, 2003. The Company's Total Debt to EBITDA Ratio at September 30, 2002, as calculated for purposes of this covenant, was a negative value and was not in compliance with the covenant.

        The Company's EBITDA covenant required a minimum EBITDA of ($0.25) million as of January 31, 2002, $0.3 million as of the end of the two consecutive months ended February 28, 2002, $1.0 million as of the end of the three consecutive months ended March 31, 2002, $2.5 million as of the end of the four consecutive months ending April 30, 2002, and continuing to escalate on a monthly basis throughout the duration of the credit agreement.

        The Company was not in compliance with its covenant related to minimum EBITDA as of the end of April 2002 and on April 30, 2002, the Company entered into a forbearance agreement with its bank group. Under the forbearance agreement, the lenders agreed to forbear until May 31, 2002 from enforcing any remedies under the credit facility related to a breach of the EBITDA covenant. During this forbearance period, the applicable margin for base rate loans was increased from 1.25% to 1.75% and the applicable margin for Eurodollar rate loans was increased from 3.5% to 4%.

        In May 2002, the Company and its bank group agreed to extend the forbearance period to June 30, 2002. On June 30 the parties entered into a new forbearance agreement under which the lenders agreed to forbear until August 31, 2002 from enforcing any remedies under the credit facility related to a breach of the EBITDA covenant and other financial covenants.

        On August 30, 2002 the Company announced that it had entered into an agreement with its bank lenders to amend the credit amendment and the forbearance agreement. Under the amendment to the forbearance agreement, the bank lenders had agreed to extend until October 31, 2002 the period during which they will forbear from enforcing any remedies under the credit agreement arising from ROHN's breach of financial covenants contained in the credit agreement. The amendment to the credit agreement also modified the definition of the borrowing base to provide for an over advance on the revolving portion of the credit facility in the amount of up to $1.5 million.

        On October 30, 2002, the bank lenders delivered to the Company a proposed new amendment to the credit agreement. On November 1, 2002 the Company announced that it had entered into another extension to its forbearance agreement with its bank lenders. The bank lenders agreed to extend the forbearance period under the current forbearance agreement until November 8, 2002 while the Company reviewed the terms of the proposed new amendment.

        On November 6, 2002 the Company and its bank lenders entered into an amendment to the credit agreement and amendment to the forbearance agreement. The amendment to the forbearance agreement extended the forbearance period to January 31, 2003. The applicable margin during the forbearance period will be 1.75% for the base rate loan and 4.00% for the Eurodollar loan. The agreement provides for an over advance on the revolver loan of $2.75 million for the period November 1, 2002 through and including November 30, 2002, $3.5 million for the period December 1, 2002 through December 30, 2002, $2.5 million for the period December 31, 2002 through January 15, 2003, and $2.0 million for the period January 16, 2003 through January 31, 2003. The revolving loan commitment amount was reduced to $21.5 million for the period through and including November 15, 2002, reduced to $20.0 million for the period November 16, 2002, through December 15, 2002, reduced to $18.0 million for the period December 16, 2002, through December 30, 2002, and reduced to $16.0 million for the period December 31, 2002 through January 31, 2003. The term loan repayment schedule was modified to include payments of $1.5 million on December 2, 2002, $2.0 million on January 2, 2003, and $0.5 million on the first day of the month commencing in February 2003, through June 2003. The balance of the term loan will be due on June 30, 2003. The amendment provided letters of credit in the amount not to exceed $5.0 million for all letters of credit including up to

$1.25 million for letters of credit solely for bonding purposes. The amendment also included covenants for cumulative sales to be not less than $13.2 million for the two month period ending November 30, 2002, and cumulative sales to be not less than $18.1 million for the three month period ending December 31, 2002. Cumulative collections to be not less than $17.1 million for the two month period ending November 30, 2002, and cumulative collections to be not less than $25.8 million for the three month period ending December 31, 2002. Cumulative loan disbursements not to exceed $16.9 million for the two month period ended November 30, 2002, and cumulative loan disbursements not to exceed $23.1 million for the three month period ended December 31, 2002. The amendment and forbearance fee was $500,000 payable in two installments. The first payment of $125,000 was due upon signing the amendment. The second payment of $375,000 will be due on December 31, 2002. The second payment of the fee will be waived if the aggregate amount of the revolver loan and the term loan does not exceed $23.5 million on December 31, 2002.

        If the Company is not able to reach agreement with its bank lenders on or before January 31, 2002, regarding a further amendment to its credit agreement and a related waiver of its default under the credit agreement, or the forbearance period is not further extended, the lenders will, following that date, be able to exercise any and all remedies they have under the credit agreement, including terminating their commitments under the revolving portion of the credit facility, accelerating all amounts due under the credit agreement, and foreclosing upon their collateral.

(9) Self-tender Offer

        On April 16, 2001, the Company announced the final results of its "Dutch Auction" self-tender offer to purchase up to 10.3% of its common stock and, in accordance with the terms of the self-tender offer, the Company accepted for purchase 5,430,729 shares of Common Stock at a price of $4.125 per share net to the seller in cash. Payment for the shares accepted in the self-tender offer was made on April 17, 2001. In connection with the Company's previously announced stock purchase agreement with the UNR Asbestos-Disease Claims Trust (the "Trust"), the Company purchased 6,791,493 shares of common stock from the Trust at $4.125 on April 23, 2001. The Company funded the purchase of the shares from the self-tender offer and from the Trust using borrowings under its credit facility and cash on hand.

(10) Severance Expense

        In the fourth quarter 2001, as part of separation agreements with certain employees impacted by the Company's reduction in workforce, $3.4 million was expensed in cost of sales and SG&A for salary continuation and other benefits. Of this amount, $1.4 million was paid out in 2001, resulting in a reserve as of December 31, 2001 of $2.0 million. An additional $1.6 million of this reserve was paid out for salary and benefits in the first half of 2002, resulting in a severance reserve balance as of June 30, 2002 of $0.41 million. An additional $0.15 million of this reserve was paid out for salary and benefits in the third quarter 2002, resulting in a severance reserve balance as of September 30, 2002 of $0.26 million. The remaining reserve will be paid out in 2002.

(11) Derivative Instruments and Hedging Activity

        In June 1998, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards No. 133 (SFAS 133), "Accounting for Derivative Instruments and Hedging

Activities." SFAS 133 requires that an entity record all derivatives in the consolidated balance sheet at their fair value. It also requires changes in fair value to be recorded each period in current earnings or other comprehensive income depending upon the purpose for using the derivative and/or its qualification, designation, and effectiveness as a hedging transaction. In June 2000, the FASB amended portions of SFAS 133 by issuing Statement of Financial Accounting Standards No. 138. The Company adopted these new standards effective in 1999 and 2001, respectively, although the adoption did not have a material effect on the Company's financial statements as the Company did not historically enter into these types of transactions in the normal course of business.

        Derivative Instruments and Hedging Activities—Business Perspective    The Company's "Risk Management Policy" (policy) allows for the use of derivative financial instruments to manage foreign currency exchange rate and interest rate exposure. Historically, however, the Company has not experienced material fluctuations in results or cash flows due to foreign currency exchange rates or interest rates and has not entered into derivative instruments or other hedging activities to manage these risks. Risk management practices including the use of financial derivative instruments, must be presented to the Audit Committee of the Board of Directors before any action can be taken.

        Interest Rate Risk    On March 8, 2001, the Company entered into a new credit facility which required quarterly interest payments at a floating rate of interest. The credit agreement required the Company to enter into one or more Rate Management Transactions which will provide for a fixed rate of interest on a notional amount of at least $30 million for the first two years of the credit facility and at least $15 million for the third year of the credit facility. On April 18, 2001, the Company entered into a floating-to-fixed interest rate swap on a notional amount of $30 million. The swap was designated as a cash flow hedge at the inception of the contract to support hedge accounting treatment. The swap agreement is 100% effective and, thus, no amount has been recognized in current earnings for the quarter for ineffectiveness and no amount of the loss on the swap was excluded from the assessment of hedge effectiveness. As of September 30, 2002, $0.2 million of deferred losses (net of tax benefit) included in equity ("Accumulated Other Comprehensive Loss") is expected to be reclassified to current earnings ("Interest Expense") over the next twelve months. No hedges were discontinued during the quarter ended September 30, 2002.

        Accounting Policy    The swap is recognized on the balance sheet at fair value. On the date the contract was entered, the Company designated the derivative as a hedge of the variability of cash flow to be paid. Changes in the fair value of the swap are recorded in other comprehensive income until earnings are affected by the variability of cash flow and then reported in current earnings.

(12) Subsequent Events

        As previously disclosed, the Company has retained Peter J. Solomon Company Limited to assist the Company in exploring strategic alternatives for the Company, including a possible sale, merger, other business combination or restructuring involving the Company. The Company intends to consummate a sale of substantially all the assets of the Company and its subsidiaries by December 31, 2002 in one or more transactions, although there can be no assurance that the Company will be able to do so. The Company expects that the proceeds of any such transaction will be used to repay the Company's creditors and that it is unlikely that any such transaction will result in a dividend or other distribution to the Company's shareholders.

        At the close of trading on Friday October 11, 2002, the Company's common stock ceased trading on the Nasdaq National Market. On Monday, October 14, 2002, the Company's common stock began trading on the Nasdaq SmallCap Market. The transfer of the Company's common stock from the Nasdaq National Market to the Nasdaq SmallCap Market was in response to a June 13, 2002 notice from Nasdaq that the Company's common stock would be delisted from the Nasdaq National Market if the Company failed to regain compliance with Nasdaq National Market's minimum $1.00 bid price requirement.

        On October 16, 2002, the Company announced that in response to continued reductions in customer capital spending it would close its manufacturing facility in Bessemer, Alabama and exit the equipment enclosure business. The Alabama plant closing will reduce the Company's workforce by approximately 100 positions. The Company anticipates that the plant closure will be completed by December 31, 2002. The manufacturing facility in Bessemer has been offered for sale. The costs related to the closure of the facility and exiting the equipment enclosure business will result in an estimated pre-tax charge of $10 million to $12 million and estimated one-time earnings per share charges of $0.24 to $0.29 per basic and diluted share in the fourth quarter. On an after tax basis, these estimated charges will be $6.0 to $7.5 million and $0.15 to $0.18 per basic and diluted share.

        On October 30, 2002, the bank lenders delivered to the Company a proposed new amendment to the credit agreement. On November 1, 2002 the Company announced that it had entered into another extension to its forbearance agreement with its bank lenders. The bank lenders agreed to extend the forbearance period under the current forbearance agreement until November 8, 2002 while the Company reviewed the terms of the proposed new amendment.

        The Company maintains a defined benefit pension plan for its non-bargaining unit employees at its Peoria and Frankfort facilities. On November 1, 2002, the Company received a report from the plan actuaries for the pension plan for the year ended September 30, 2002. The report stated that due to the continued poor performance of the equity markets and reductions in the discount rate used in determining the actuarial present value of accumulated benefit obligations, the Company will be required to record an additional liability of approximately $2.2 million at December 31, 2002. This will result in a non cash charge to accumulated other comprehensive loss (a component of stockholders' equity) of approximately $1.4 million after-tax, or approximately $0.03 per basic and diluted share. Additionally, the Company will be required to make pension plan installment contributions totaling $0.5 million to the pension plan for the year ending September 30, 2003. Approximately $350,000 of this amount will be contributed in four equal installments in 2003 with the balance due in June, 2004. As the Company had previously announced, it had engaged Peter J. Solomon Limited to assist the Company in exploring strategic alternatives for the Company, including a possible sale, merger, other business combination, or restructuring involving the Company. The strategic alternatives being considered by the Company may result in the termination of the pension plan for its non-bargaining unit Employees. The Company's pension plan actuaries have determined that if the plan is terminated, the Company would be required to make an additional cash contribution to the plan totaling approximately $4.5 million at the time of the termination of the plan based upon the fair market value of the plan assets and interest rates in effect on September 30, 2002.

        On November 6, 2002 the Company and its bank lenders entered into an amendment to the credit agreement and amendment to the forbearance agreement. The amendment to the forbearance agreement extended the forbearance period to January 31, 2003. The applicable margin during the forbearance period will be 1.75% for the base rate loan and 4.00% for the Eurodollar loan. The agreement provides for an over advance on the revolver loan of $2.75 million for the period November 1, 2002 through and including November 30, 2002, $3.5 million for the period December 1, 2002 through December 30, 2002, $2.5 million for the period December 31, 2002 through January 15, 2003, and $2.0 million for the period January 16, 2003 through January 31, 2003. The revolving loan commitment amount was reduced to $21.5 million for the period through and including November 15, 2002, reduced to $20.0 million for the period November 16, 2002, through December 15, 2002, reduced to $18.0 million for the period December 16, 2002, through December 30, 2002, and reduced to $16.0 million for the period December 31, 2002 through January 31, 2002. The term loan repayment schedule was modified to include payments of $1.5 million on December 1, 2002, $2.0 million on January 31, 2003, and $0.5 million on the first day of the month commencing in February 2003, through June 2003. The balance of the term loan will be due on June 30, 2003. The amendment provided letters of credit in the amount not to exceed $5.0 million for all letters of credit including up to $1.25 million for letters of credit solely for bonding purposes. The amendment also included covenants for cumulative sales to be not less than $13.2 million for the two month period ending November 30, 2002, and cumulative sales to be not less than $18.1 million for the three month period ending December 31, 2002. Cumulative collections to be not less than $17.1 million for the two month period ending November 30, 2002, and cumulative collections to be not less than $25.8 million for the three month period ending December 31, 2002. Cumulative loan disbursements not to exceed $16.9 million for the two month period ended November 30, 2002, and cumulative loan disbursements not to exceed $23.1 million for the three month period ended December 31, 2002. The amendment and forbearance fee was $500,000 payable in two installments. The first payment of $125,000 was due upon signing the amendment. The second payment of $375,000 will be due on December 31, 2002. The second payment of the fee will be waived if the aggregate amount of the revolver loan and the term loan does not exceed $23.5 million on December 31, 2002.

        If the Company is not able to reach agreement with its bank lenders on or before January 31, 2002, regarding a further amendment to its credit agreement and a related waiver of its default under the credit agreement, or the forbearance period is not further extended, the lenders will, following that date, be able to exercise any and all remedies they have under the credit agreement, including terminating their commitments under the revolving portion of the credit facility, accelerating all amounts due under the credit agreement, and foreclosing upon their collateral.

        On November 11, 2002, the Company announced that it had entered into an agreement to sell the real estate, improvements, and equipment located at its facility in Casa Grande, Arizona where it had previously manufactured equipment enclosures. The Company anticipates that the closing on this sale will take place prior to December 31, 2002. This sale transaction is subject to normal inspection and other conditions to closing. This sale will result in an estimated pretax loss of approximately $4.2 million.

        In early November 2002, the Company was notified by one of its customers about potential problems with the testing of certain of the internal flange poles that had been inspected as part of the Company's internal flange pole testing and repair project. The potential problems involved the procedures that were utilized by specific testing companies. The Company is currently working with its customer and a third party inspection services firm to determine the scope of the potential problem. The Company does not believe that there is a material financial exposure associated with this potential problem.

ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.

Overview

        The following discussion summarizes the significant factors affecting the consolidated operating results and financial condition of ROHN for the three and nine month periods ended September 30, 2002 and 2001. These discussions should be read in conjunction with the unaudited consolidated financial statements and notes to the unaudited consolidated financial statements contained in Item 1 above and the consolidated financial statements and related notes included in the Company's Annual Report on Form 10-K for the year ended December 31, 2001.

Results of Operations

        The Company is a leading manufacturer and installer of infrastructure products for the communications industry. The Company's products are used by a range of communications providers serving the Internet, cellular telephone, Personal Communications Systems ("PCS"), Enhanced Specialized Mobile Radio ("ESMR"), paging, radio and television broadcast, wireless cable, private microwave, and other businesses. The Company's principal product lines are tower structures, equipment enclosures, and construction services.

        The following table sets forth, for the fiscal periods indicated, the percentage of net sales represented by certain items reflected in the Company's consolidated statements of income. Certain prior year amounts have been reclassified to conform with the current year presentation.

	For the Three Months Ended September 30,		For the Nine Months Ended September 30,
	2002	2001	2002	2001
Net sales	100.0%	100.0%	100.0%	100.0%
Cost of products sold	100.2	83.9	95.8	80.5

Gross profit	(0.2)	16.1	4.2	19.5
Selling, general & administrative expense	22.8	10.6	18.1	9.8

Operating (loss)/income	(23.0)	5.5	(13.9)	9.7
Interest expense	3.3	2.3	2.9	1.3
Interest income	0.3	0.2	0.1	0.3
Other Income	0.7	—	0.2	—

(Loss)/income before income taxes and extraordinary item	(25.3)	3.4	(16.5)	8.7
Income tax (benefit)/provision	(9.7)	1.3	(6.4)	3.3

(Loss)/income before extraordinary item	(15.6)	2.1	(10.1)	5.4
Extraordinary charge from early extinguishment of debt, net of tax benefit	—	—	—	0.7

Net (loss)/income	(15.6)%	2.1%	(10.1)%	4.7%

For the Three Months Ended September 30, 2002 Compared to the Three Months Ended September 30, 2001

        Net sales for the third quarter ended September 30, 2002 were $25.8 million compared to $53.4 million in the third quarter of 2001, a decrease of $27.6 million or 52%. The decrease in sales by business segment was as follows:

For the three months ended September 30,	2002	2001	Dollar (Decrease)	Percentage (Decrease)
	(Dollars in thousands)
Tower Structures	$11,077	$22,692	$(11,615)	(51.2)%
Equipment Enclosures	6,562	20,887	(14,325)	(68.6)%
Construction Services	8,204	9,828	(1,624)	(16.5)%

Total	$25,843	$53,407	$(27,564)	(51.6)%

        The decrease in sales in the Tower Structures segment was primarily the result of the significant reduction in capital spending throughout the telecommunications industry. Sales to build to suit customers were down significantly from the same period in 2001. International sales, which consist primarily of sales of tower structures, were also down significantly, dropping to $2.1 million in the third quarter of 2002 compared to $8.1 million for the same period in 2001. The mix of products sold in the Towers Structures segment during the quarter shifted from large multi-carrier towers to smaller structures, which generated lower revenue per site. Tapered Steel Poles, which generate lower revenue per site than traditional tower products, increased to 39.6% of tower structure revenue in the third quarter compared to 11.5% for the third quarter in 2001. The decrease in sales in the Equipment Enclosures segment was primarily due to reduced fiber-optic sales. On October 16, 2002, the Company announced that it will close its manufacturing facility in Bessemer, Alabama and exit the equipment enclosure business. The Company is no longer accepting orders for equipment enclosures and has begun to wind down operations at its Bessemer facility. The Company anticipates that the plant closure will be completed by December 31, 2002. The Bessemer facility, along with all of the properties at the Casa Grande facility, has been listed for sale. On November 11, 2002, the Company announced it had entered into an agreement to sell the Casa Grande facility (see Note 12, Subsequent Events). Construction segment sales were down slightly from the prior year due to lower revenue in Mexico and construction delays initiated by the Commonwealth of Pennsylvania early in the quarter related to the project. The Commonwealth of Pennsylvania project at mid year shifted priority on specific sites causing delays as assets were redeployed. By the end of the third quarter, the Company had resumed its work on the Commonwealth of Pennsylvania project. The Company estimates completion of this project in the first half of 2003.

        Gross margin for the third quarter of 2002 was a negative $0.05 million compared to a positive $8.6 million in the third quarter of 2001, a decrease of $8.7 million. The third quarter 2002 included a charge of $0.6 million for the testing and repairs of internal flange poles which the Company had previously considered to be substantially completed. The total cost of the project as of the end of the third quarter was $3.7 million compared to the original estimate of $3.1 million. There were approximately twelve poles remaining to be tested and as necessary repaired as of the end of the third quarter. The additional cost to complete the testing and repair of the remaining poles is estimated to be less than $50,000. The testing and repair of these poles is expected to be completed during the fourth quarter 2002. In early November the Company became aware of potential problems with the testing of certain internal flange poles (see Note 12—Subsequent Events). The Company also incurred $0.15 million of expense in the maintenance of the Casa Grande, Arizona facility that also negatively impacted gross margin in the third quarter of 2002. As a percentage of revenue, gross margin was a negative 0.2% for the third quarter of 2002 compared to 16.1% for the same period a year ago. Excluding the $0.6 million charge for the testing and repair of the internal flange poles and the $0.15 million of expense for the Casa Grande facility, gross margin for the third quarter was 2.7%. The adjusted gross margin of 2.7% was less than the adjusted gross margin for the second quarter of 2002 of 8.4%. This decrease in gross margin is the result of a combination of lower pricing, especially in the Tower Structures Segment, and lower volume. The lower volume impacted the gross margin due to lower absorption of fixed manufacturing factory expense. At the end of the second quarter 2002, the Company expected a significant increase in steel prices, but anticipated that it would be able to pass along much of this increase to customers in the form of higher prices. However, despite the increase in the cost of steel during the third quarter the Company has been unable to date to pass along the increased raw material cost to its customers. This increase in steel prices also had a negative impact on gross margin and the Company anticipates that it will continue to have a negative impact on gross margin over the next several quarters. The Company, however, does not anticipate further increases in raw material costs. The fourth quarter has traditionally been a slower period for the shipment of tower structures and equipment enclosures due to weather delays at construction sites. As a result the Company anticipates further downward pressure on gross margin due to lower volume in the fourth quarter of 2002.

        Gross margin for the Company's Tower Structures segment was a negative 10.8% for the third quarter of 2002 compared to a positive 20.7% for the same quarter in 2001. The decrease in gross margin compared to the same period in 2001 was impacted by the decline in volume and the resulting under absorption of factory overhead. During the third quarter, the Tower Structure segment incurred increased costs for certain steel raw material products as well as continued downward pricing pressure due primarily to the over capacity in the industry. The Company anticipates that the gross margin for the fourth quarter, which is historically weaker than the other quarters due to volume, will continue to be impacted by raw material prices and pricing pressure as well as lower volume.

        Gross margin for the Company's Equipment Enclosures segment was a negative 1.9% for the third quarter of 2002 versus 10.9% for the same period in 2001. The third quarter included $0.15 million of expense for maintenance of the Casa Grande facility which has been substantially idled since late 2001. Excluding the expense associated with the Casa Grande facility, the Equipment Enclosures segment gross profit margin was 0.4%. At the end of the third quarter, all of the properties at the Casa Grande facility continue to be listed for sale with one property being carried on the books as held for sale and the other two properties being carried on the books as held for use. The on-going expenses associated with maintaining the Casa Grande facility are expected to be $0.20 million per quarter. On October 16, 2002 the Company announced that it will close the manufacturing facility in Bessemer, Alabama and exit the equipment enclosure business. The Company anticipates that the plant closure will be completed by December 31, 2002. The Bessemer facility, along with all of the properties at the Casa Grande facility, has been listed for sale. On November 11, 2002, the Company announced it had entered into an agreement to sell the Casa Grande facility (see Note 12, Subsequent Events).

        Gross margin for the Company's Construction Services segment was 15.4% for the third quarter of 2002 compared to 16.5% for the same period in 2001. Gross margin for the third quarter 2001 included revenue for incentive awards for the Commonwealth of Pennsylvania project totaling $0.6 million. Excluding the incentive revenue, the Construction Services segment gross margin for the third quarter 2001 was 10.9%. Gross margin for 2001 has been reclassified to reflect professional services for the Commonwealth of Pennsylvania project recorded as cost of sales rather than SG&A expense to be consistent with the presentation of these expenses in 2002. This adjustment negatively impacted gross margin by 4.3 percentage points in the third quarter of 2001.

        Selling, general and administrative ("SG&A") expenses were $5.9 million in the third quarter of 2002 versus $5.7 million in the third quarter of 2001. As a percentage of revenue, SG&A expenses were 22.8% of sales for the third quarter of 2002 versus 10.6% for the quarter ended September 30, 2001. In the quarter the Company accrued an incremental $1.65 million for Allowance for Doubtful Accounts. The additional reserve was for specific accounts, both domestic and international, that the Company determined during the quarter were less likely to be collected. The Company is actively pursuing legal action against the accounts in order to protect its rights to collect the balance due, but believes that the net value to be realized from the accounts is less than it was at the end of the second quarter. Included in SG&A expense for the third quarter of 2002 were expenses for consultants $0.4 million ($0.1 million in 2001), legal fees $0.2 million ($0.1 million in 2001), and bank charges and amortization $0.4 million ($0.02 million in 2001). The incremental Allowance for Doubtful Accounts accrual and the above detailed expenses represent 45% of third quarter SG&A expense (10.3% of revenue). SG&A expenses for the second quarter of 2001 have been reclassified, moving professional expenses for the Commonwealth of Pennsylvania project from SG&A to cost of sales to be consistent with the presentation of these expenses in 2002. This adjustment positively impacted SG&A expense by 4.3 percentage points as a percentage of sales in the third quarter of 2001.

        In the fourth quarter of 2001, as part of the separation agreements with certain employees impacted by the reductions in workforce, $3.4 million was expensed in cost of sales and SG&A for salary continuation and other benefits. Of this amount, $1.4 million was paid out in 2001, resulting in a reserve as of December 31, 2001 of $2.0 million. An additional $1.6 million of this reserve was paid out for salary and benefits in the first half of 2002 resulting in a severance reserve balance as of June 30, 2002 of $0.41 million. An additional $0.15 million of this reserve was paid out for salary and benefits in the third quarter 2002, resulting in a severance reserve balance as of September 30, 2002 of $0.26 million. The remaining reserve will be paid out prior to the end of 2002.

        In the second quarter, the Company learned that an internal flange pole sold by the Company to one of its customers had collapsed. As a result, the Company advised the U.S. Consumer Product Safety Commission of this collapse and implemented a comprehensive testing and repair program to help ensure that the internal flange poles that the Company had sold since 1999 conform to the Company's quality standards. The issue related to a welding operation that was used exclusively for the Company's internal flange poles and did not affect any of the Company's other pole or tower products. The Company has changed its internal process for the welding and testing of internal flange poles to ensure that all new products met the Company's quality standards. The Company initially accrued $3.1 million for this project ($0.4 million in the first quarter and $2.7 million in the second quarter) and anticipated that the total cost for this project would be within the original estimate of approximately $3.1 million. As of the end of June the Company had incurred $2.6 million of expense for the project. During the third quarter the Company incurred additional costs of $0.6 million associated with the testing and repair of the internal flange poles were identified. The total cost through the end of the third quarter was $3.7 million. There were approximately twelve poles remaining to be tested, and as necessary, repaired as of the end of the third quarter. The additional costs to complete the testing and repair of the remaining poles is estimated to be less than $50,000. The testing and repair of these poles is expected to be completed during the fourth quarter 2002. In early November the Company became aware of potential problems with the testing of certain internal flange poles (see Note 12—Subsequent Events).

        In the third quarter the Company collected $170,000 related to the sale of real estate in 1998 for a discontinued business. The Company was carrying this receivable at zero value. The collection of the receivable was recorded in the third quarter as Other Income.

        Basic and diluted earnings per share in the third quarter of 2002 were a loss of $0.10 as compared to basic and diluted earnings per share of $0.03 in the third quarter of 2001.

For the Nine Months Ended September 30, 2002 Compared to the Nine Months Ended September 30, 2001

        Net sales for the nine months ended September 30, 2002 were $87.0 million compared to $197.2 million for the same period in 2001, a decrease of $110.2 million or 55.9%. The decrease in sales by business segment was as follows:

For the nine months ended September 30,	2002	2001	Dollar (Decrease)	Percentage (Decrease)
	(Dollars in thousands)
Tower Structures	$39,209	$71,874	$(32,665)	(45.4)%
Equipment Enclosures	19,725	94,595	(74,870)	(79.1)%
Construction Services	28,114	30,734	(2,620)	(8.5)%

Total	$87,048	$197,203	$(110,155)	(55.9)%

        The decrease in sales in the Tower Structures segment was primarily the result of the significant reduction in capital spending throughout the telecommunications industry. Sales to build to suit customers were down significantly. International revenue, which was primarily tower structures, was $11.4 million in 2002 compared to $22.9 million in 2001. The product mix was also shifting to smaller structures including an increase in Tapered Steel Poles which generate lower revenue per site than traditional tower products. Tapered Steel Poles were 25.0% of tower structures during the first nine months of 2002 compared to 6.2% for the same period in 2001. The decrease in sales in the Equipment Enclosures segment was due to the severe decline in the fiber optics providers market. The decline began with cancellation of orders in the second quarter of 2001 and with a severe slowing of shipments in the second half of 2001. Revenue for the Equipment Enclosures segment had been steady at $6.5 million to $6.6 million per quarter for the first three quarters of 2002. On October 16, 2002 the Company announced that it will close the manufacturing facility in Bessemer, Alabama and exit the equipment enclosure business. The Company anticipates that the plant closure will be completed by December 31, 2002. The Bessemer facility, along with all of the properties at the Casa Grande facility, will be listed for sale. On November 11, 2002, the Company announced it had entered into an agreement to sell the Casa Grande facility (see Note 12, Subsequent Events). Revenue from the Construction Services segment was down slightly compared to the prior year. The Commonwealth of Pennsylvania project was slowed during the middle of the year as the priority for the completion of sites was changed and assets were redeployed. The Commonwealth of Pennsylvania project is expected to be completed in the first half of 2003.

        Gross margin for the first nine months of 2002 was $3.7 million compared to $38.4 million in the same period of 2001, a decrease of $34.7 million or 90%. Included in the cost of sales for the first nine month of the year was $3.7 million for the testing and repair of internal flange poles. As of the end of September, there are approximately twelve poles remaining to be tested and, as required, repaired. The estimated cost to complete the testing and repair is less than $50,000. In early November the Company became aware of potential problems with the testing of certain internal flange poles (see Note 12—Subsequent Events). As a percentage of revenue, gross margin was 4.2% for the first nine months of 2002 compared to 19.5% for the same period a year ago. Excluding the $3.7 million charge for the testing and repair of the internal flange poles, gross margin for the first nine months of 2002 was 8.4%. The decline in the operating gross margin was the result of continued price pressure on towers and equipment enclosures, increases in the cost of steel used primarily in tower structures, and lower production rates that effectively absorb less fixed costs.

        The Company anticipates that the gross margin for the final quarter will be consistent with the performance of the third quarter. The Company expects continued price pressure due to over capacity in the industry, a price for raw materials consistent with the third quarter, and continued under absorption of fixed manufacturing expenses due to continued low volume.

        Gross margin for the Company's Tower Structures segment was a negative 1.9% for the first nine months of 2002 versus 23.0% for the same period in 2001. Excluding the $3.7 million charge for the testing and repair of the internal flange poles, the Tower Structures segment gross margin was 7.4%. The decrease in gross margin was the result of the decline in volume and the resulting under absorption of factory overhead. Also, during the third quarter the Company experienced an increase in steel prices. The Company was not able to pass along this raw material price increase to customers in the form of higher prices. The Company was under continued downward price pressure due to excess capacity in the industry.

        Gross margin for the Company's Equipment Enclosures segment was a negative 2.1% for the first nine months of 2002 versus 16.5% for the same period in 2001. The first nine months of 2002 included $0.6 million of expense for the Casa Grande facility which has been substantially idled since late 2001. Excluding the expense associated with the Casa Grande facility, the Equipment Enclosures segment gross profit margin was 0.9%. On October 16, 2002 the Company announced that it will close the manufacturing facility in Bessemer, Alabama and exit the equipment enclosure business. The Company anticipates that the plant closure will be completed by December 31, 2002. The Bessemer facility, along with all of the properties at the Casa Grande facility, will be listed for sale. The on-going expenses associated with maintaining the Casa Grande facility are expected to be $0.2 million per quarter. On November 11, 2002, the Company announced it had entered into an agreement to sell the Casa Grande facility (see Note 12, Subsequent Events).

        Gross margin for the Company's Construction Services segment was 17.3% for the first nine months of 2002 compared to 20.6% for the same period in 2001. Gross margin for the first nine months of 2001 included retroactive revenue for incentive awards, management fees, and price adjustments totaling $2.6 million. Excluding the retroactive revenue items, the Construction Services segment gross margin for the first nine months of 2001 was 12.1%. Gross margin for 2001 has been reclassified to reflect professional services for the Commonwealth of Pennsylvania project recorded as cost of sales rather than SG&A expense to be consistent with the presentation of these expenses in 2002. This adjustment negatively impacted gross margin by 3.4 percentage points in the first nine months of 2001.

        Selling, general and administrative ("SG&A") expenses were $15.8 million in the first nine months of 2002 versus $19.3 million in the same period in 2001. As a percentage of revenue, SG&A expenses were 18.1% of sales for the first nine months of 2002 versus 9.8% for the same period in 2001. In the third quarter of 2002 the Company accrued an incremental $1.65 million for Allowance for Doubtful Accounts. The additional reserve was for specific accounts, both domestic and international, that the Company determined during the quarter was less likely to be collectable. The Company is actively pursuing legal action against the accounts in order to protect its rights to collect the balance due, but believes that the net value to be realized from the accounts is less than it was at the end of the second quarter. During the second quarter the Company restructured its operations in Mexico and transferred the turn-key portion of its Mexican construction business to a third party wireless services firm. As part of this transaction, in the second quarter of 2002 the Company took a charge of $0.8 million for severance expense and asset valuation adjustments related to the restructuring of the Mexico operations. In the second quarter of 2001 the Company accrued an incremental $0.7 million of bad debt reserve. Included in the SG&A expenses for the first nine months of 2002 were consulting expense of $1.0 million ($0.1 million in 2001), bank charges and fee amortization of $1.0 million ($0.1 million in 2001), and legal fees of $0.5 million ($0.4 million in 2001). The three items along with the incremental bad debt expense accrual and the Mexico reorganization charges totals $5.0 million or 32% of SG&A expense for the first nine months of 2002 (5.7% of revenue). SG&A expenses for the first nine months of 2001 have been reclassified moving professional expenses for the Commonwealth of Pennsylvania project from SG&A to cost of sales to be consistent with the presentation of these expenses in 2002. This adjustment positively impacted SG&A expense by 3.4 percentage points as a percent of sales for the first nine months of 2001.

        In the fourth quarter of 2001, as part of the separation agreements with certain employees impacted by the reductions in workforce, $3.4 million was expensed in cost of sales and SG&A for salary continuation and other benefits. Of this amount, $1.4 million was paid out in 2001, resulting in a reserve as of December 31, 2001 of $2.0 million. An additional $1.6 million of this reserve was paid out for salary and benefits in the first half of 2002 resulting in a severance reserve balance as of June 30, 2002 of $0.41 million. An additional $0.15 million of this reserve was paid out for salary and benefits in the third quarter 2002, resulting in a severance reserve balance as of September 30, 2002 of $0.26 million. The remaining reserve will be paid out prior to the end of 2002.

        In the second quarter, the Company began the testing and, if necessary, the repairs of internal flange poles that it has manufactured and sold since 1999. The Company learned that one of its customers had an internal flange pole that collapsed. As a result, the Company advised the U.S. Consumer Product Safety Commission and implemented a comprehensive testing program to help ensure that the internal flange poles that the Company had sold since 1999 conform to the Company's quality standards. The issue related to a welding operation that was used exclusively for the Company's internal flange poles and did not affect any of the Company's other pole or tower products. The Company has changed the internal process for the welding and testing of the internal flange poles to ensure that all new products met the Company's quality standards. Through the end of the second quarter, the Company had accrued $3.1 million for this project ($0.4 million in the first quarter and $2.7 million in the second quarter). As of the end of June the Company had incurred $2.6 million of expense for the project. During the third quarter the Company incurred additional costs of $0.6 million associated with the testing and repair of the internal flange poles were identified. The total cost through the end of the third quarter was $3.7 million. There were approximately twelve poles remaining to be tested, and as necessary, repaired as of the end of the third quarter. The additional costs to complete the test and repair of the remaining poles are estimated to be less than $50,000. The testing and repair of all poles are expected to be completed during the fourth quarter 2002. In early November the Company became aware of potential problems with the testing of certain internal flange poles (see Note 12—Subsequent Events).

        In the third quarter the Company collected $170,000 related to the sale of real estate in 1998 for a discontinued business. The Company was carrying this receivable at zero value. The collection of the receivable was recorded in the third quarter as Other Income.

        Basic and diluted earnings per share for the first nine months of 2002 were a loss of $0.21 compared to basic and diluted earnings per share of $0.20 for the first nine months of 2001. Net earnings in the first nine months of 2001 included the effect of a $1.3 million (net of income tax benefit of $0.8 million), or $0.03 per basic and diluted share, extraordinary charge related to the early extinguishment of debt.

Liquidity and Capital Resources

        The following table sets forth selected information concerning the Company's financial condition:

(Dollars in thousands)	September 30, 2002	December 31, 2001
Cash	$370	$1,711
Working capital	(928)	48,184
Total debt	37,415	50,320
Current ratio	.98 : 1	2.44 : 1

        At September 30, 2002, the Company had $37.4 million in bank indebtedness. The entire amount of the bank debt is classified as short term debt as of June 30, 2002. The credit agreement provides for a final payment of loan balances on June 30, 2003. See "Credit Facility" below.

Sources of Liquidity

        The Company's principal sources of liquidity are cash from operations, borrowing under its revolving credit facility and cash on hand. Net cash provided by operating activities in the first nine months of 2002 increased by $3.3 million to $12.2 million, from $8.9 million for the first nine months of 2001. Net cash provided by operating activities for the three month period ended September 30, 2002 decreased $0.2 million to $0.8 million from $1.0 million for the three month period ended September 30, 2001. This cash provided from operations, for both the third quarter and the first nine months of the year, was primarily attributable to decreases in inventory and accounts receivable. In 2001, the cash flow generated by the reduction of gross working capital was partially offset by a decrease in accounts payable. In the third quarter of 2002, the Company continued extending payment terms for its trade suppliers. The change in payment practices added $1.3 million to cash provided from operating activities in the third quarter. Total accounts payable was $12.8 million dollars at the end of the third quarter with average payments of 58 days compared to average payments of 34 days at the end of September, 2001.

        Based on the financial covenants in the Company's credit agreement and the applicable borrowing base test under the credit agreement, as of September 30, 2002, the Company had $2.9 million of availability under its revolving credit facility excluding up to $1.5 million in over advance availability as compared to $16.3 million of availability under that facility as of September 30, 2001. Even though there was $2.9 million in availability under the revolving facility excluding up to $1.5 million in over advance availability as of September 30, 2002 and $0.3 million availability as of November 12, 2002, excluding up to $2.75 million in over advance availability, the Company's lenders may assert that the Company is unable to borrow under that facility under the terms of the credit agreement. As of September 30, 2002, the outstanding balance on the term loan portion of the credit facility was $18.0 million and the outstanding balance on the revolving portion of the credit facility was $19.4 million.

        As of September 30, 2002, the Company had $0.4 million of cash and marketable securities on hand, as compared to $1.7 million and $0.5 million of cash and marketable securities on hand as of December 31, 2001 and June 30, 2002, respectively.

Uses of Liquidity

        The Company's principal uses of liquidity are working capital purposes and debt service requirements. During the first six months of 2002, the Company's capital expenditures totaled $0.4 million. The Company made no capital expenditures in the third quarter of 2002. The primary capital expenditures made by the Company during the first half of 2002 were the implementation of automated welding equipment initiated in 2001 and continued development of proprietary engineering software for tower design. This compared to capital expenditures of $13.9 million during the first nine months of 2001. The Company's capital expenditures made during the first nine months of 2001 were primarily made in connection with the start-up and expansion of the Company's manufacturing facility in Casa Grande, Arizona, the Company's new tapered steel pole facility in Peoria, Illinois, and improvements to the facility and storage areas at the Peoria facility. As of September 30, 2002, the Company had minimal capital expenditure commitments.

        During the third quarter of 2002, the Company made payments in respect of its credit facility in a total aggregate amount of $1.6 million. This included $1.5 million of principal payments on the term loan, $0.7 million of advances on the revolving portion of the credit facility, and $0.8 million of interest payments. For the first nine months of 2002, the Company made payments in respect of its credit facility in a total aggregate amount of $15.2 million which included $4.0 million of principal payments on the term loan, $8.9 million of principal payments on the revolving portion of the credit facility, and $2.3 million of interest payments. For more information regarding the Company's future debt service obligations see the table below entitled "Total Contractual Obligations."

        The Company maintains a defined benefit pension plan for its non-bargaining unit employees at its Peoria and Frankfort facilities. On November 1, 2002, the Company received a report from the plan actuaries for the pension plan for the year ended September 30, 2002. The report stated that due to the continued poor performance of the equity markets and reductions in the discount rate used in determining the actuarial present value of accumulated benefit obligations, the Company will be required to record an additional liability of approximately $2.2 million at December 31, 2002. This will result in a non cash charge to accumulated other comprehensive loss (a component of stockholders' equity) of approximately $1.4 million after-tax, or approximately $0.03 per basic and diluted share. Additionally, the Company will be required to make pension plan installment contributions totaling $0.5 million to the pension plan for the year ending September 30, 2003. Approximately $350,000 of this amount will be contributed in four equal installments in 2003 with the balance due in June, 2004. As the Company had previously announced, it had engaged Peter J. Solomon Limited to assist the Company in exploring strategic alternatives for the Company, including a possible sale, merger, other business combination, or restructuring involving the Company. The strategic alternatives being considered by the Company may result in the termination of the pension plan for its non-bargaining unit Employees. The Company's pension plan actuaries have determined that if the plan is terminated, the Company would be required to make an additional cash contribution to the plan totaling approximately $4.5 million at the time of the termination of the plan based upon the fair market value of the plan assets and interest rates in effect on September 30, 2002.

Factors Affecting Liquidity

        The primary factors affecting the Company's ability to generate cash from operations is its ability to market and sell its products, maintain the prices of its products, minimize costs and realize operational efficiencies.

        The Company's ability to borrow under its revolving credit facility depends on the amount of its borrowing base and its compliance with all financial and other covenants contained in the agreement. For a further discussion of the borrowing base and financial covenants in the Company's credit agreement see "Credit Facility" below.

        The Company is experiencing significant liquidity and cash flow issues which have made it difficult for the Company to meet its obligations to its trade creditors in a timely fashion. During the third quarter, as a result of constraints on available liquidity, the Company began to extend payment terms to its suppliers. The average days payables held at the end of September 2002 had increased to 58 days. As a result of slower payment terms, and uncertainty due to continued short term forbearance extensions from the bank lenders, a number of major suppliers have severely restricted the credit that was available to the Company. The restricting of credit terms by key suppliers has further negatively impacted the liquidity position of the Company and may disrupt the Company's ability to service its customers. The Company expects to continue to experience difficulty in meeting its future financial obligations. Assuming the Company meets its current projections regarding sales and cash receipts, and the Company's vendors do not adversely change the payment terms they currently extend to the Company, the Company believes that its cash from operations, borrowings under its revolving credit facility and cash on hand will likely be sufficient to meet its currently anticipated liquidity needs through mid-December 2002. However, if the Company's actual sales and cash receipts are less than currently projected or the Company's vendors adversely change the payment terms they extend to the Company, the Company believes that its cash from operations, borrowings under its revolving credit facility and cash on hand will be insufficient to meet its currently anticipated liquidity needs prior to mid-December 2002. The agent banks under the Company's credit facility have preliminarily indicated that they would consider extending additional credit to the Company to enable the Company to meet its liquidity needs through January 31, 2003, although the Company can provide no assurance that the bank lenders will agree to do so.

        A portion of the revenue recognized in the Company's Construction and Equipment Enclosure segments is generated from contracts that require the posting of bid and performance bonds. A bid bond is required to be posted prior to the submission of a proposal and a performance bond is required to be posted for awarding a contract. In the Construction segment, this revenue relates to complete turn-key jobs, and in the Equipment Enclosure segment this revenue relates to installation services. At the end of the first quarter 2002, the Company began to experience difficulty in acquiring bonds for new proposals and contracts. The resulting delay in acquiring new bonds at that time impacted the Company's ability to compete in acquiring new construction contracts. On April 16, the Company entered into a bonding arrangement that was expected to satisfy the Company's bonding needs through the end of 2002. Recently, the agency providing bonding for the Company's Construction and Equipment Enclosure segments has indicated to the Company that due to the Company's continuing financial problems and the overall tightening of requirements in the bonding marketplace, it may impose conditions in the future on the issuance of bonds. The agency indicated that these conditions may include requiring the Company to provide letters of credit to ensure its payment obligations in respect of the bonds. If the bonding agency requires the Company to provide letters of credit, the Company will only be able to provide letters of credit in amounts equal to the remaining amount available under its revolving credit facility plus availability specifically identified for letters of credit for bonding of construction projects under the credit agreement not to exceed $1.25 million. The availability under the Company's revolving credit facility was approximately $2.9 million (excluding $1.5 million in over advance capacity) as of September 30, 2002 and was approximately $0.3 million as of November 12, 2002, excluding up to $2.75 million of over advance availability. If the Company is unable to provide letters of credit to meet these requirements, it will be unable to acquire new bonds. The inability to acquire new bonds would impact the Company's ability to win certain new construction and installation contracts and is likely to have a material adverse effect on the Company's business, financial condition and results of operations. If the Company does provide letters of credit to ensure its payment obligations in respect of the bonds, the amount available under its revolving credit facility will be reduced by the amount of these letters of credit. This reduction may cause the Company to be unable to meet its anticipated liquidity requirements prior to January 31, 2003.

Credit Facility

        On March 8, 2001, the Company entered into a credit facility. The credit facility initially provided for a revolving facility of up to $20 million. Upon the completion of the Company's self-tender offer on April 17, 2001, the credit facility provided for aggregate borrowings of $75 million and consisted of (1) a revolving credit facility of $45 million and (2) a term loan of $30 million. The full availability of the revolving credit facility and the availability and advance of funds under the term loan of the credit facility, which the Company used to purchase shares in the self-tender offer, were conditioned upon the concurrent completion of the offer, and, after giving effect to the Company's purchase of shares in the offer and from the UNR Asbestos Disease Claims Trust (the "Trust"), the Company having cash and borrowing availability under its revolving credit facility totaling at least $15 million. Commitments to lend under the term loan were to terminate on May 8, 2001, if the initial borrowing under that loan had not then occurred. The maximum amount the Company was allowed to borrow under the credit facility for the purchase of shares in the self-tender offer and in the related purchase from the Trust was $55 million. The Company borrowed $61.25 million of the total $75.0 million aggregate availability under the credit facility as of the second quarter 2001. As of September 30, 2002 the total outstanding debt under the credit facility was $37.4 million, a reduction of $23.9 million. Bank fees associated with the initial credit facility totaled $1.6 million. The bank fees associated with the amended credit agreement totaled $0.2 million. The fees were included in Other Assets and are being amortized over the duration of the credit agreement. The unamortized balance included in Other Assets at September 30, 2002 was $0.8 million.

        At the end of the third quarter 2001, the Company was not in compliance with certain financial covenants in its credit agreement. Two forbearance agreements were signed with the bank group during the fourth quarter. On January 10, 2002, all parties approved an amendment to the credit agreement. By April 2002, the Company realized that as of April 30, 2002, it would not be in compliance with its covenant related to minimum EBITDA. Consequently, in April 2002, the Company entered into a forbearance agreement with its bank group pursuant to which the bank lenders agreed to forbear until May 31, 2002, from enforcing any remedies as a result of the Company's failure to comply with such financial covenants. In May 2002 this forbearance agreement was extended until June 30, 2002. On June 7, 2002, all parties approved an amendment to the credit agreement which reduced the revolving credit facility to $25 million. On June 30, 2002, all parties approved an additional amendment to the credit agreement which further reduced the revolving credit facility to $23 million and modified the definition of the borrowing base to provide the Company with up to $1.5 million of additional borrowing capacity. On June 30, 2002, the parties also entered into a new forbearance agreement under which the lenders agreed to forbear until August 31, 2002 from enforcing any remedies under the credit facility related to a breach of the EBITDA covenant and other financial covenants. On August 30, 2002 the parties entered into an amendment to the credit agreement and amendment to the forbearance agreement under which the lenders agreed to extend this forbearance period until October 31, 2002. On October 30, 2002 the parties agreed to further extend the forbearance period under the current forbearance agreement until November 8, 2002. On November 6, 2002, the parties entered into an amendment to the credit agreement and forbearance agreement, under which the lenders agreed to extend the forbearance period until January 31, 2003. The amendment and forbearance fee was $500,000 payable in two installments. The first payment of $125,000 was due upon signing the amendment. The second payment of $375,000 will be due on December 31, 2002. The second payment of the fee will be waived if the aggregate amount of the revolver loan and the term loan does not exceed $23.5 million on December 31, 2002.

        The terms of the credit agreement summarized below reflect the modifications made by the January 2002, June 2002, August 2002 and November 2002 amendments.

        Availability.    Availability under the credit facility is subject to various conditions typical of syndicated loans and a borrowing base formula, which provides for advance rates of an amount equal to (i) 85% of eligible accounts receivable plus (ii) 50% of eligible inventory (provided that the advances for eligible inventory may not exceed $10,000,000 for the period through and including November 29, 2002, $9,500,000 for the period commencing on November 30, 2002 through and including December 30, 2002, and $7,500,000 for the period commencing on December 31, 2002 and continuing thereafter) plus (iii) an over advance amount determined as follows: $2.75 million for the period November 1, 2002 through November 30, 2002, $3.5 million for the period December 1, 2002 through December 30, 2002, $2.5 million for the period December 31, 2002 through January 15, 2003, and $2.0 million for the period January 16, 2003 through January 31, 2003. These advance rates are subject to change by the administrative agent in its reasonable discretion under certain circumstances. Borrowings under the revolving credit facility are available on a fully revolving basis and may be used for general corporate purposes. Even though there was $2.9 million in availability under the revolving facility, not including the $1.5 million over advance availability provided for under the borrowing base formula, as of September 30, 2002, the Company's lenders may assert that the Company is unable to borrow under that facility under the terms of the credit agreement by reducing advances against eligible accounts receivable or eligible inventory based on the results of a field audit, if all of the conditions for an advance or further loans are not satisfied, or if an event of default exists. The Company's revolving loan commitment amount is $21.5 million for the period through November 15, 2002, and reduces to $20.0 million for the period November 16, 2002, through December 15, 2002, to $18.0 million for the period December 16, 2002, through December 30, 2002, and to $16.0 million for the period December 31, 2002 through January 31, 2003. Under the revolving loan commitment, the Company may request the issuance of letters of credit in the amount not to exceed $5.0 million for all letters of credit and $1.25 million for letters of credit solely for bonding purposes.

        Interest.    Borrowings under the credit facility bear interest payable quarterly, at a rate per annum equal, at the Company's option, to either (1) the higher of (a) the current prime rate as offered by LaSalle Bank, N.A. or (b) 1/2 of 1% per annum above the federal funds rate plus, in either case, an applicable margin or (2) a LIBOR rate plus an applicable margin. During the current forbearance period, the applicable margin is 4.00% for Eurodollar rate loans and 1.75% for base rate loans. Borrowings under the revolving credit facility which are in excess of the amounts which may be advanced for eligible accounts receivable and eligible inventory bear interest at a rate per annum equal to the applicable margin for base rate loans plus 3%.

        Maturity and Amortization.    Loans under the term loan and the revolving credit facility mature on June 30, 2003. Scheduled repayments of the term loan consist of a payment of $1.5 million on December 2, 2002, a payment of $2.0 million on January 2, 2003, monthly installments of $500,000 on the first day of the month commencing in February 2003 with the remaining unpaid balance of the term loan $11.0 million due on June 30, 2003.

        Commitment Reductions and Repayments.    Subject to some exceptions, the Company is required to make mandatory prepayments in connection with receipt of proceeds of various insurance awards, asset sales, or equity sale proceeds and debt issuance proceeds. In addition, all cash on deposit in the Company's bank accounts is now "swept" by the banks on a daily basis and the net is applied to reduce the outstanding amounts under the revolving portion of the credit facility.

        Security and Guarantees.    The obligations under the credit agreement are secured by a first priority security interest in substantially all of the Company's assets and are guaranteed by each of its direct and indirect domestic subsidiaries.

        Covenants.    The credit agreement contains customary restrictive covenants, which, among other things and with exceptions, limit the Company's ability to incur additional indebtedness and liens, enter into transactions with affiliates, make acquisitions, pay dividends, redeem or repurchase capital stock, consolidate, merge or effect asset sales, make capital expenditures, make investments, loans or prepayments or change the nature of the Company's business.

        The Company's credit agreement amendment entered into on November 6, 2002, added additional covenants including a covenant for cumulative sales to be not less than $13.2 million for the two month period ending November 30, 2002, and to be not less than $18.1 million for the three month period ending December 31, 2002; a covenant for cumulative collections to be not less than $17.1 million for the two month period ending November 30, 2002, and to be not less than $25.8 million for the three month period ending December 31, 2002; and a covenant for cumulative loan disbursements not to exceed $16.9 million for the two month period ended November 30, 2002, and not to exceed $23.1 million for the three month period ended December 31, 2002.

        The Company is also required to satisfy certain financial ratios and comply with financial tests, including a maximum ratio of total debt to EBITDA, a minimum fixed charge coverage ratio, a maximum ratio of the book value of non-guarantor subsidiaries to the consolidated book value of the Company, a minimum EBITDA test and a minimum net worth test.

        The Company's fixed charge coverage ratio covenant provides that the Company's ratio of EBITDA to fixed charges may not be less than 0.35 to 1.00 as of the end of the fiscal quarter ended March 31, 2002, 0.75 to 1.00 as of the end of the two consecutive fiscal quarters ended June 30, 2002, 0.85 to 1.00 as of the end of the three consecutive fiscal quarters ended September 30, 2002, 0.90 to 1.00 as of the end of the twelve month period ended December 31, 2002 and 1.00 to 1.00 as of the end of the twelve month period ended March 31, 2003. Fixed charges includes amounts paid by the Company for interest expense, capital leases, principal debt repayments, capital expenditures, taxes paid and dividends paid. The Company's EBITDA to fixed charges ratio at the end of the third quarter as calculated for purposes of this covenant was a negative value and was not in compliance with the covenant.

        The Company's net worth covenant provides that the Company's net worth may not at any time be less than $78.4 million less the reduction to shareholders equity of the Company directly resulting from the purchase of shares in the dutch-auction plus the fees associated with the repurchase of shares in the dutch-auction and the associated credit agreement plus 75% of the Company's consolidated net income for that fiscal quarter (if the Company had positive net income during that quarter). This net worth covenant required a minimum net worth as of September 30, 2002 of $49.1 million. The Company's net worth as of that date, as calculated for purposes of this covenant, was $41.5 million, which was not in compliance with the covenant.

        The Company's Total Debt to EBITDA Ratio provides that the Company's ratio of EBITDA to the aggregate outstanding principal amount of all debt of the Company and its subsidiaries may not be greater than 3.25 to 1.00 for the four consecutive fiscal quarters ended March 31, 2002, greater than 6.70 to 1.00 for the four consecutive fiscal quarters ended June 30, 2002, 6.60 to 1.00 for the four consecutive fiscal quarters ended September 30, 2002, 3.45 to 1.00 for the four consecutive fiscal quarters ended December 31, 2002, and 3.00 to 1.00 for the four consecutive fiscal quarters ended March 31, 2003. The Company's Total Debt to EBITDA Ratio at September 30, 2002, as calculated for purposes of this covenant, was a negative value and was not in compliance with the covenant.

        The Company's EBITDA covenant required a minimum EBITDA of ($0.25) million as of January 31, 2002, $0.3 million as of the end of the two consecutive months ended February 28, 2002, $1.0 million as of the end of the three consecutive months ended March 31, 2002, $2.5 million as of the end of the four consecutive months ending April 30, 2002, and continuing to escalate on a monthly basis throughout the duration of the credit agreement.

        The Company was not in compliance with its covenant related to minimum EBITDA as of the end of April 2002 and on April 30, 2002, the Company entered into a forbearance agreement with its bank group. Under the forbearance agreement, the lenders agreed to forbear until May 31, 2002 from enforcing any remedies under the credit facility related to a breach of the EBITDA covenant. During this forbearance period, the applicable margin for base rate loans was increased from 1.25% to 1.75% and the applicable margin for Eurodollar rate loans was increased from 3.5% to 4%.

        In May 2002, the Company and its bank group agreed to extend the forbearance period to June 30, 2002. On June 30 the parties entered into a new forbearance agreement under which the lenders agreed to forbear until August 31, 2002 from enforcing any remedies under the credit facility related to a breach of the EBITDA covenant and other financial covenants.

        On August 30, 2002 the Company announced that it had entered into an agreement with its bank lenders to amend the credit amendment and the forbearance agreement. Under the amendment to the forbearance agreement, the bank lenders have agreed to extend until October 31, 2002 the period during which they will forbear from enforcing any remedies under the credit agreement arising from ROHN's breach of financial covenants contained in the credit agreement. The amendment to the credit agreement also modified the definition of the borrowing base to provide for an over advance on the revolving portion of the credit facility in the amount of up to $1.5 million.

        On October 30, 2002, the bank lenders delivered to the Company a proposed new amendment to the credit agreement. On November 1, 2002 the Company announced that it had entered into another extension to its forbearance agreement with its bank lenders. The bank lenders agreed to extend the forbearance period under the current forbearance agreement until November 8, 2002 while the Company reviews the terms of this proposed new amendment.

        On November 6, 2002 the Company and its bank lenders entered into an amendment to the credit agreement and amendment to the forbearance agreement. The amendment to the forbearance agreement extended the forbearance period to January 31, 2003. The applicable margin during the forbearance period will be 1.75% for the base rate loan and 4.00% for the Eurodollar loan. The agreement provides for an over advance on the revolver loan of $2.75 million for the period

November 1, 2002 through and including November 30, 2002, $3.5 million for the period December 1, 2002 through December 30, 2002, $2.5 million for the period December 31, 2002 through January 15, 2003, and $2.0 million for the period January 16, 2003 through January 31, 2003. The revolving loan commitment amount was reduced to $21.5 million for the period through and including November 15, 2002, reduced to $20.0 million for the period November 16, 2002, through December 15, 2002, reduced to $18.0 million for the period December 16, 2002, through December 30, 2002, and reduced to $16.0 million for the period December 31, 2002 through January 31, 2003. The term loan repayment schedule was modified to include payments of $1.5 million on December 2, 2002, $2.0 million on January 2, 2003, and $0.5 million on the first day of the month commencing in February 2003, through June 2003. The balance of the term loan will be due on June 30, 2003. The amendment provided letters of credit in the amount not to exceed $5.0 million for all letters of credit including up to $1.25 million for letters of credit solely for bonding purposes. The amendment also included covenants for cumulative sales to be not less than $13.2 million for the two month period ending November 30, 2002, and cumulative sales to be not less than $18.1 million for the three month period ending December 31, 2002. Cumulative collections to be not less than $17.1 million for the two month period ending November 30, 2002, and cumulative collections to be not less than $25.8 million for the three month period ending December 31, 2002. Cumulative loan disbursements not to exceed $16.9 million for the two month period ended November 30, 2002, and cumulative loan disbursements not to exceed $23.1 million for the three month period ended December 31, 2002. The amendment and forbearance fee was $500,000 payable in two installments. The first payment of $125,000 was due upon signing the amendment. The second payment of $375,000 will be due on December 31, 2002. The second payment of the fee will be waived if the aggregate amount of the revolver loan and the term loan does not exceed $23.5 million on December 31, 2002.

        If the Company is not able to reach agreement with its bank lenders on or before January 31, 2002, regarding a further amendment to its credit agreement and a related waiver of its default under the credit agreement, or the forbearance period is not further extended, the lenders will, following that date, be able to exercise any and all remedies they have under the credit agreement, including terminating their commitments under the revolving portion of the credit facility, accelerating all amounts due under the credit agreement, and foreclosing upon their collateral.

        The following table shows total contractual payment obligations as of September 30, 2002.

Total Contractual Obligations Table:

	Payments Due by Period
	Total	Less than 1 year	1 to 3 years	Beyond 3 years
Credit agreement—principal repayment	$37,415	$37,415	—	—
Credit agreement—estimated interest	1,792	1,820	(28)	—
Capital leases	—	—	—	—
Operating leases	1,263	539	604	120
Purchase obligations	—	—	—	—
Total contractual cash obligations	$40,470	$39,774	$576	$120

        The above table reflects the Company's contractual obligations as of September 30, 2002. The Company believes that its cash from operations, borrowings under its revolving credit facility and cash on hand will be sufficient to meet its currently anticipated liquidity requirements through the end of the forbearance agreement January 31, 2003. Thereafter, if the Company is not able to generate substantially more cash from operations, obtain additional debt financing or equity financing or generate cash through asset sales or other means, and the Company is not able to substantially reduce it cash needs, it is unlikely that the Company will be able to satisfy its anticipated liquidity requirements. The Company's failure to meet its liquidity requirements would likely have a material adverse effect upon the Company.

        The credit agreement requires that the Company hedge the floating interest rate portion of the credit facility. The expense associated with this transaction is included in the above table in Credit agreement—estimated interest. The hedging instrument is described in Note 11 to the financial statements, Derivative Instruments and Hedging Activity under the heading "Interest Rate Risk".

        The credit agreement matures in June 2003. In June 2002, the entire amount of the bank debt was classified as short term debt.

        In the third quarter the Company bought out its remaining obligations under the Purchase Agreement for raw zinc for its galvanizing operations. During the third quarter the Company closed the second of its three galvanizing kettles and recovered the zinc from the kettle. As a result, the Company has no requirements for raw zinc until the end of the year beyond the zinc it currently has on hand. When additional raw zinc is required next year, the Company will purchase zinc on the spot market as required.

Critical Accounting Policies

Revenue Recognition

        The Company's products are manufactured according to stringent customer specifications and engineering design, and are available for immediate delivery according to the schedule requested by the customer. Revenue is generally recognized when product is shipped. From time to time, the Company's customers request the Company to retain possession of products they have ordered due to construction delays caused by weather, zoning approvals and other circumstances. In these situations the Company recognizes revenue for its Tower Structures segment and Equipment Enclosures segment prior to the time a product is shipped if each of the following conditions is met:

  1)
  The risks of ownership have passed to the customer;

  2)
  The customer has a fixed commitment to purchase the goods;

  3)
  The customer, not the Company, has requested that the shipment of the product be delayed and that the transaction be on a bill and hold basis;

  4)
  There is a fixed schedule for delivery of the product;

  5)
  The Company has not retained any specific performance obligations with respect to the product such that the earnings process is not complete;

  6)
  The ordered product has been segregated from the Company's inventory and is not subject to being used to fill other orders;

  7)
  The product is complete and ready for shipment; and

  8)
  The customer agrees to pay for the goods under the Company's standard credit terms.

        Because the erection and installation of towers and equipment enclosures are generally of such short duration and do not span multiple reporting periods, the Construction Services segment has historically recognized revenue using the completed contract method of accounting. Under this method of accounting, costs for a project are capitalized into inventory until the project is complete, at which time the revenue and corresponding costs on the project are then recognized. With the Company's entry into the tall tower market, the Company has now adopted the percentage of completion method of accounting for its Construction Services segment for installation and construction projects that span multiple reporting periods. During 2001, the percentage of completion method was utilized on the Central Missouri State University 2,000 foot tall tower project. For the Commonwealth of Pennsylvania project the Company uses a percentage of completion method for revenue recognition. Each site for the project has a number of milestones including engineering, materials, and construction. Revenue, and the associated costs, is recognized upon the completion of each milestone for each site.

        The Equipment Enclosures segment also produces "multi-wide" enclosures. Multi-wide enclosures require a significant installation process at the site. In this situation revenue is recognized on the percentage of completion method with each site considered a separate earnings process. The revenue associated with the manufacture of the modules is recognized when the enclosure modules have been manufactured, are available for shipment and the title and risk of loss have passed to the customer. The revenue associated with the installation is recognized when the enclosure installation is complete and the site has been accepted by the customer. Gross margin is recognized proportionately with the revenue based on the estimated average gross margin percentage of the total site (manufacture and installation).

Capitalized Software

        The Company has developed engineering software to be used in the design and analysis of tower and pole structures. The amount of unamortized capitalized software included in Other Assets at September 30, 2002 and December 31, 2001 was $1.6 million and $1.6 million, respectively. The Company began utilizing the engineering software in the design and analysis of tapered steel pole structures on a full time basis during the third quarter of 2002. In the third quarter the Company began amortizing the engineering software on a sixty month amortization schedule. Accordingly, $84,000 of amortization expense was recognized for this engineering software in the third quarter. No amortization of this engineering software was recorded prior to the third quarter, 2002.

Off Balance Sheet Arrangements

        The Company has not entered into any off-balance sheet arrangements or transactions.

Inflation

        Inflation has not had a material effect on the Company's business or results of operations.

Seasonality of Business

        The Company has periodically experienced and expects to continue to experience significant fluctuations in its quarterly results. Many of these fluctuations have resulted from disruptions in its customers' ability to accept shipments due to unusual and prolonged weather-related construction delays, and to the capital budgeting cycle of many of its customers, who often purchase a disproportionately higher share of the Company's products at the end of the calendar year. It is expected that fluctuations in quarterly results could become more significant in the future as customers move to a more centralized purchasing environment and as the consolidation of wireless communication service providers and build-to-suit customers continues. Despite these fluctuations, the Company's working capital requirements do not vary significantly from period to period.

Item 3. Quantitative and Qualitative Disclosures About Market Risk.

        The Company has limited exposure to market rate sensitivity and any adverse impacts realized would not be material to its financial results. The principal market risks to which the Company is currently exposed or may be exposed during 2002 or beyond are changes in interest rates and foreign currency exchange rates.

        The Company has over the last several years managed its exposure to changes in interest rates by utilizing primarily fixed rate debt. However, the Company's new credit facility bears interest at variable rates. The Company is required by its credit facility to enter into one or more Rate Management Transactions which provides for a fixed rate of interest on a notional amount of at least $30 million for the first two years of the credit facility, and at least $15 million for the third year of the credit facility. On April 18, 2001 the Company entered into a floating-to-fixed three year interest rate swap on a notional amount of $30 million whereby the Company will pay a fixed rate of 5.12% and receive a one month LIBOR based floating rate. The swap was designated as a cash flow hedge at the inception of the agreement to support hedge accounting treatment.

        Through the Company's credit facility, the Company may be vulnerable to changes in U.S. prime rates, the federal funds effective rate and the LIBOR rate. The Company has performed a sensitivity analysis assuming a hypothetical increase in interest rates of 100 basis points applied to the $37.4 million of variable rate debt outstanding as of September 30, 2002. Based on this analysis, the impact on future earnings for the following twelve months would be approximately $0.74 million of increased interest expense, which amount includes a reduction in interest expense of $0.3 million assuming the hedging arrangement described above is in effect. Such potential increases are based on certain simplifying assumptions, including a constant level of variable rate debt and a constant interest rate based on the variable rates in place as of September 30, 2002. Prior to March 2001, the Company did not have any outstanding variable rate debt.

        International sales, which accounted for 8.1% and 15.2% of net sales in the third quarter of 2002 and 2001, respectively, are concentrated principally in Mexico and Central America. To the extent that sales of products and services in Mexico are invoiced and paid in pesos, the Company's financial results could be affected by factors such as changes in foreign currency exchange rates or weak economic conditions in Mexico. To the extent the Company has monetary assets and liabilities denominated in pesos, any significant variation in exchange rate between the U.S. dollar and the peso could have an effect on the Company's operating results. In the third quarter the Company recognized a charge of $0.4 million net of tax benefit for foreign exchange loss on the value of assets used for its operations in Mexico. The charge was reflected as Comprehensive Income in the Equity section of the balance sheet. To the extent that the Company invoices its foreign customers in dollars, exchange rate fluctuations that strengthen the dollar relative to those customers' local currency could make the Company's products and services more expensive to such customers.

        In the future, the Company expects that if it experiences significant growth in its international sales activity, the Company would manage its exposure to changes in exchange rates by borrowing in foreign currencies and by utilizing either cross-currency swaps or forward contracts. Such swaps or forward contracts would be entered into for periods consistent with related underlying exposures and would not constitute positions independent of those exposures. The Company does not expect to enter into contracts for speculative purposes.

        Approximately 20% of the Company's cost of goods sold is attributable to purchases of raw steel which is primarily used by the Company's Tower Structures segment in its manufacture of towers and poles. At the end of the second quarter 2002, the Company expected a significant increase in steel prices but anticipated that it would be able to pass along much of this increase to customers in the form of higher prices. However, despite the increase in the cost of steel during the third quarter, the Company has been unable to date to pass along the increased raw material cost to its customers. The Company does not anticipate a further increase in the cost of steel or other raw materials in the near future, but to the extent that raw material costs increase, the Company does not anticipate that it will be able to pass along the increased costs to its customers. As a result, any increase in raw material costs will have a negative impact on the Company's gross margin and operating income.

Item 4. Controls and Procedures.

        Within the 90 days prior to the date of filing this Quarterly Report on Form 10-Q, the Company carried out an evaluation, under the supervision and participation of its management, including the Chief Executive Officer, Chief Operating Officer, and Chief Financial Officer, of the effectiveness of the design and operation of the Company's disclosure controls and procedures pursuant to Exchange Act Rule 13a-14. Based upon that evaluation, the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer concluded that the Company's disclosure controls and procedures are effective in timely alerting them to material information relating to the Company (including its consolidated subsidiaries) required to be included in the Company's periodic SEC filings. The Company's Chief Executive Officer and Chief Financial Officer have created, and the Audit Committee ratified the charter of, a Disclosure Committee. The Disclosure Committee is comprised of the Company's Treasurer, General Counsel, Controller, and Plant Managers of each of the Company's facilities in Peoria, Illinois, Frankfort, Indiana, and Bessemer, Alabama. The Disclosure Committee did not meet in connection with the preparation of this Quarterly Report on Form 10-Q. The Company expects that the Disclosure Committee will meet in connection with the preparation of the Company's Annual Report on Form 10-K for the year ended December 31, 2002 and each annual and quarterly report of the Company filed by the SEC thereafter. Subsequent to the date of the aforementioned evaluation, there have been no significant changes in the Company's internal controls or in other factors that could significantly affect internal controls other than the creation of the Disclosure Committee), nor were any corrective actions required with regard to significant deficiencies and material weaknesses.

FORWARD-LOOKING INFORMATION

        Matters discussed in this report contain forward-looking statements which reflect management's current judgment. Many factors, some of which are discussed elsewhere in this document, could affect the future financial results of the Company and could cause those results to differ materially from those expressed in the forward-looking statements contained in this document. These factors include operating, legal and regulatory risks, economic, political and competitive forces affecting the telecommunications equipment and fiber optic network industries, and the risk that the Company's analyses of these risks and forces could be incorrect or that the strategies developed to address them could be unsuccessful. Additional information concerning factors that could cause actual results to materially differ from those in the forward-looking statements is contained in Exhibit 99.1 to the Company's Securities and Exchange Commission filings.

PART II—OTHER INFORMATION

ITEM 1. LEGAL PROCEEDINGS

        None.

ITEM 2. CHANGES IN SECURITIES AND USE OF PROCEEDS

        None.

ITEM 3. DEFAULTS ON SENIOR SECURITIES

        Although EBITDA, as calculated under the credit agreement, was $1.1 million through the first quarter 2002, the Company was not in compliance with its covenant related to minimum EBITDA as of the end of April 2002. On April 30, 2002, the Company entered into a forbearance agreement with its bank group. Under the forbearance agreement, the lenders agreed to forbear until May 31, 2002 from enforcing any remedies under the credit facility related to a breach of the EBITDA covenant. During this forbearance period, the applicable margin for base rate loans was increased from 1.25% to 1.75% and the applicable margin for Eurodollar rate loans was increased from 3.5% to 4%.

        In May 2002, the Company and its bank group agreed to extend the forbearance period to June 30, 2002. On June 30 the parties entered into a new forbearance agreement under which the lenders agreed to forbear until August 31, 2002 from enforcing any remedies under the credit facility related to a breach of the EBITDA covenant and other financial covenants.

        On August 30, 2002 the Company announced that it had entered into an agreement with its bank lenders to amend the credit amendment and the forbearance agreement. Under the amendment to the forbearance agreement, the bank lenders have agreed to extend until October 31, 2002 the period during which they will forbear from enforcing any remedies under the credit agreement arising from ROHN's breach of financial covenants contained in the credit agreement. The amendment to the credit agreement also modified the definition of the borrowing base to provide for an over advance on the revolving portion of the credit facility in the amount of up to $1.5 million.

        On October 30, 2002, the bank lenders delivered to the Company a proposed new amendment to the credit agreement. On November 1, 2002 the Company announced that it had entered into another extension to its forbearance agreement with its bank lenders. The bank lenders agreed to extend the forbearance period under the current forbearance agreement until November 8, 2002 while the Company reviews the terms of this proposed new amendment. If the Company is not able to reach agreement with its bank lenders on or before November 8, 2002, regarding this amendment and a related waiver of its default under the credit agreement, or the forbearance period is not further extended, the lenders will, following that date be able to exercise any and all remedies they have under the credit agreement, including terminating their commitments under the revolving portion of the credit facility, accelerating all amounts due under the credit agreement, and foreclosing upon their collateral.

        On November 6, 2002 the Company and its bank lenders entered into an amendment to the credit agreement and amendment to the forbearance agreement. The amendment extended the forbearance period to January 31, 2003. The applicable margin during the forbearance period will be 1.75% for the base rate loan and 4.00% for the Eurodollar loan. The agreement provides for an over advance on the revolver loan of $2.75 million for the period November 1, 2002 through and including November 30, 2002, $3.5 million for the period December 1, 2002 through December 30, 2002, $2.5 million for the period December 31, 2002 through January 15, 2003, and $2.0 million for the period January 16, 2003 through January 31, 2003. The revolving loan commitment amount was reduced to $21.5 million for the period through and including November 15, 2002, reduced to $20.0 million for the period November 16, 2002, through December 15, 2002, reduced to $18.0 million for the period December 16, 2002, through December 30, 2002, and reduced to $16.0 million for the period December 31, 2002 through January 31, 2003. The term loan repayment schedule was modified to include payments of

$1.5 million on December 1, 2002, $2.0 million on January 31, 2003, and $0.5 million on the first day of the month commencing in February 2003, through June 2003. The balance of the term loan will be due on June 30, 2003. The amendment provided letters of credit in the amount not to exceed $5.0 million for all letters of credit including up to $1.25 million for letters of credit solely for bonding purposes. The amendment also included covenants for cumulative sales to be not less than $13.2 million for the two month period ending November 30, 2002, and cumulative sales to be not less than $18.1 million for the three month period ending December 31, 2002. Cumulative collections to be not less than $17.1 million for the two month period ending November 30, 2002, and cumulative collections to be not less than $25.8 million for the three month period ending December 31, 2002. Cumulative loan disbursements not to exceed $16.9 million for the two month period ended November 30, 2002, and cumulative loan disbursements not to exceed $23.1 million for the three month period ended December 31, 2002. The amendment and forbearance fee was $500,000 payable in two installments. The first payment of $125,000 was due upon signing the amendment. The second payment of $375,000 will be due on December 31, 2002. The second payment of the fee will be waived if the aggregate amount of the revolver loan and the term loan does not exceed $23.5 million on December 31, 2002.

ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

        None

ITEM 5. OTHER INFORMATION

        None

ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K

(a)
Exhibits

11.
The computation can be determined from the report.

99.1
Cautionary Statement for purposes of the "Safe Harbor" Provisions of the Private Litigation Reform Act of 1995 (incorporated herein by reference to Exhibit 99.1 to ROHN's Form 10-K for the fiscal year ended December 31, 2001).

(b)
Reports on Form 8-K

    On July 2, 2002, the Company filed a report on Form 8-K, reporting under Items 5 and 7. The Form 8-K included as exhibits the Sixth Amendment to Credit Agreement and Amendment to Forbearance Agreement, dated as of June 30, 2002, by and among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank, N.A., as administrative agent, National City Bank, as syndication agent, and the lenders listed therein and a press release issued July 1, 2002 announcing, among other things, the execution of the Sixth Amendment to Credit Agreement and Amendment to Forbearance Agreement and the Company's engagement of Peter J. Solomon Company Limited to assist the Company in exploring strategic alternatives.

    On August 14, 2002, the Company filed a report on Form 8-K, reporting under item 9. The Form 8-K included as exhibits the certifications of Brian B. Pemberton, Chief Executive Officer and Alan R. Dix, Chief Financial Officer, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

    On August 30, 2002, the Company filed a report on Form 8-K, reporting under items 5 and 7. The Form 8-K included as exhibits (i) the Seventh Amendment the Credit Agreement and Amendment to Forbearance Agreement, dated August 29, 2002, by and among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank, N.A., as administrative agent, National City Bank, as syndication agent and the lenders listed therein (ii) a Side Letter, dated August 29, 2002, by and among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank, N.A., as administrative agent, National City Bank, as syndication agent, and (iii) a press release issued August 30, 2002 announcing, among other things, the execution of the Seventh Amendment to Credit Agreement and Amendment to Forbearance Agreement.

    On September 24, 2002, the Company filed a report on Form 8-K, reporting under items 5 and 7. The Form 8-K included as an exhibit a press release dated September 23, 2002 announcing, among other things, the retirement of Brian B. Pemberton, its President and Chief Executive Officer, and the appointment of Horace Ward as Mr. Pemberton's successor.

    On October 8, 2002, the Company filed a report on Form 8-K, reporting under items 5 and 7. The Form 8-K included as an exhibit a press release dated October 8, 2002 announcing, among other things, the Company's intention to transfer the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market.

    On October 15, 2002, the Company filed a report on Form 8-K, reporting under items 5 and 7. The Form 8-K included as an exhibit a press release dated October 14, 2002 announcing, among other things, the Company's transfer of the listing of its common stock from the Nasdaq National Market to the Nasdaq SmallCap Market.

    On October 17, 2002, the Company filed a report on Form 8-K, reporting under items 5 and 7. The Form 8-K included as an exhibit a press release dated October 16, 2002 announcing, among other things, the Company's intention to close its manufacturing facility in Bessemer, Alabama and exit the equipment enclosure business.

    On November 4, 2002, the Company filed a report on Form 8-K, reporting under items 5 and 7. The Form 8-K included as exhibits a Letter Agreement, dated October 31, 2002, by and among ROHN Industries, Inc., certain of its subsidiaries, LaSalle Bank, N.A., as administrative agent, National City Bank, as syndication agent, and the lenders listed therein and a press release issued November 1, 2002 announcing, among other things, the execution of the Letter Agreement and the extension of the forbearance period.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ROHN INDUSTRIES, INC.
Dated: November 14, 2002	/s/ HORACE WARD Horace Ward Chief Executive Officer
/s/ ALAN R. DIX Alan R. Dix Chief Financial Officer

CERTIFICATIONS

        I, Horace Ward, certify that:

        1.    I have reviewed this quarterly report on Form 10-Q of ROHN Industries, Inc.;

        2.    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

        3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

        4.    The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a)    Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared:

          b)    Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          c)    Presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

        5.    The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a)    All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b)    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

        6.    The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 14, 2002	/s/ HORACE WARD Horace Ward Chief Executive Officer

        I, Alan R. Dix, certify that:

        1.    I have reviewed this quarterly report on Form 10-Q of ROHN Industries, Inc.;

        2.    Based on my knowledge, this quarterly report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this quarterly report;

        3.    Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this quarterly report;

        4.    The registrant's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the registrant and we have:

          a)    Designed such disclosure controls and procedures to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared:

          b)    Evaluated the effectiveness of the registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          c)    Presented in this quarterly report our conclusions about the effectiveness of the disclosure controls and procedures based on our evaluation as of the Evaluation Date;

        5.    The registrant's other certifying officers and I have disclosed, based on our most recent evaluation, to the registrant's auditors and the audit committee of registrant's board of directors (or persons performing the equivalent function):

          a)    All significant deficiencies in the design or operation of internal controls which could adversely affect the registrant's ability to record, process, summarize and report financial data and have identified for the registrant's auditors any material weaknesses in internal controls; and

          b)    Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal controls; and

        6.    The registrant's other certifying officers and I have indicated in this quarterly report whether or not there were significant changes in internal controls or in other factors that could significantly affect internal controls subsequent to the date of our most recent evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Date: November 14, 2002	/s/ ALAN R. DIX Alan R. Dix Chief Financial Officer

QuickLinks

Forward-Looking Statements
Where You Can Find More Information
Table of Contents
INTRODUCTION
SUMMARY TERM SHEET
THE COMPANY AND FINANCIAL STATEMENTS
SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA
ROHN Industries, Inc. and Subsidiaries Statements of Income (in thousands except per share data)
THE STOCKHOLDER WRITTEN CONSENT
THE PROPOSED SALE
THE ASSET PURCHASE AGREEMENT
PRO FORMA SELECTED CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
Rohn Industries, Inc. and Subsidiaries Pro Forma Balance Sheets (in thousands except per share data) (unaudited)
ROHN Industries, Inc. and Subsidiaries Pro Forma Statements of Income (in thousands except per share data) (unaudited)
ROHN Industries, Inc. and Subsidiaries Pro Forma Statements of Income (in thousands except per share data) (unaudited)
THE NAME CHANGE
THE ALTERNATIVE TRANSACTION
PRO FORMA SELECTED CONSOLIDATED FINANCIAL INFORMATION (UNAUDITED)
Rohn Industries, Inc. and Subsidiaries Pro Forma Balance Sheets (in thousands except per share data) (unaudited)
ROHN Industries, Inc. and Subsidiaries Pro Forma Statements of Income (in thousands except per share data) (unaudited)
ROHN Industries, Inc. and Subsidiaries Pro Forma Statements of Income (in thousands except per share data) (unaudited)
STOCK PERFORMANCE AND STOCK OWNERSHIP DATA
OTHER INFORMATION
  APPENDIX A
ASSET PURCHASE AGREEMENT
W I T N E S S E T H
ARTICLE I DEFINITIONS
ARTICLE II PURCHASE AND SALE OF ASSETS
ARTICLE III REPRESENTATIONS AND WARRANTIES OF THE SELLERS
ARTICLE IV REPRESENTATIONS AND WARRANTIES OF BUYER
ARTICLE V TAX MATTERS
ARTICLE VI OTHER AGREEMENTS
ARTICLE VII CONDITIONS TO CLOSING
ARTICLE VIII EVENTS OF TERMINATION
ARTICLE IX SURVIVAL OF REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION
ARTICLE X MISCELLANEOUS
  EXHIBIT A
BILL OF SALE AND ASSIGNMENT AGREEMENT
  EXHIBIT B
ASSUMPTION OF LIABILITIES AGREEMENT
RECITAL
[signature page follows]
  APPENDIX B
Documents Incorporated by Reference
PART I
  Item 1. Business.
  Item 2. Properties.
  Item 3. Legal Proceedings.
  Item 4. Submission of Matters to a Vote of Security Holders.
  Additional Item: Executive Officers of the Registrant
PART II
  Item 5. Market for Registrant's Common Equity and Related Stockholder Matters.
  Item 6. Selected Financial Data.
  Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
  Item 7A. Quantitative and Qualitative Disclosures About Market Risk.
  Item 8. Financial Statements and Supplementary Data.
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
ROHN INDUSTRIES, INC. AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF INCOME (in thousands except for per share data)
ROHN INDUSTRIES, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (in thousands)
Consolidated Statements of Changes in Stockholders’ Equity
Consolidated Statements of Cash Flows
  Item 9. Changes in and Disagreements with Accountants on Accounting and Financial Disclosure.
PART III
  Item 10. Director and Executive Officers of the Registrant.
  Item 11. Executive Compensation.
  Item 12. Security Ownership of Certain Beneficial Owners and Management.
  Item 13. Certain Relationships and Related Transactions.
PART IV
  Item 14. Exhibits, Financial Statement Schedule and Reports on Form 8-K.
SIGNATURES
CERTIFICATIONS
REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS ON SUPPLEMENTAL SCHEDULE
Schedule II
  APPENDIX D
PART I—FINANCIAL INFORMATION
  ITEM 1. FINANCIAL STATEMENTS
ROHN Industries, Inc. and Subsidiaries Consolidated Statements of Income (Dollars in thousands, except for per share data) (unaudited)
ROHN INDUSTRIES, INC. AND SUBSIDIARIES CONSOLIDATED BALANCE SHEETS (in thousands)
ROHN INDUSTRIES, INC. CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY (in thousands) (unaudited)
ROHN INDUSTRIES, INC AND SUBSIDIARIES CONSOLIDATED STATEMENTS OF CASH FLOWS dollars in thousands) (unaudited)
ROHN Industries, Inc. and Subsidiaries Notes to Unaudited Consolidated Financial Statements
  ITEM 2. MANAGEMENT'S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS.
  Item 3. Quantitative and Qualitative Disclosures About Market Risk.
  Item 4. Controls and Procedures.
PART II—OTHER INFORMATION
  ITEM 1. LEGAL PROCEEDINGS
  ITEM 2. CHANGES IN SECURITIES AND USE OF PROCEEDS
  ITEM 3. DEFAULTS ON SENIOR SECURITIES
  ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
  ITEM 5. OTHER INFORMATION
  ITEM 6. EXHIBITS AND REPORTS ON FORM 8-K
SIGNATURES
CERTIFICATIONS